                               SEMIANNUAL REPORT

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                                                              ECLIPSE FUNDS INC.
                                                        UNAUDITED APRIL 30, 2001
                                                              GROWTH EQUITY FUND
                                                               VALUE EQUITY FUND
                                                             INDEXED EQUITY FUND
                                                               MID CAP CORE FUND
                                                                       BOND FUND
                                                             CORE BOND PLUS FUND
                                                               INDEXED BOND FUND
                                                            SHORT TERM BOND FUND
                                                              TAX FREE BOND FUND
                                                               MONEY MARKET FUND
                                                              ASSET MANAGER FUND
                                                       INTERNATIONAL EQUITY FUND
                                                                 EAFE INDEX FUND
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                                                                         ECLIPSE

                                                            [NEW YORK LIFE LOGO]
                                                       INVESTMENT MANAGEMENT LLC

PERFORMANCE HIGHLIGHTS

                                                         TOTAL RETURNS*
                               INDIVIDUAL YEARS ENDED DECEMBER 31
                                                                          TEN                  SIX
                                                                        MONTHS     YEAR      MONTHS
                                                                         ENDED     ENDED      ENDED
                                                                        OCT 31,   OCT 31,   APRIL 30,
FUNDS--INCEPTION DATE       1994     1995     1996     1997     1998     1999      2000       2001

 EQUITY FUNDS
 Growth Equity (No-Load    -2.23%   37.88%   21.62%   24.73%   40.50%     9.96%    12.24%    -22.74%
  Class)--1/2/91
 Growth Equity (Service    -2.23    37.50    21.29    24.50    40.18      9.74     11.93     -22.83
  Class)(+)--1/1/95
 Value Equity (No-Load      1.22    29.42    22.41    22.63    -8.10      7.91     11.31       2.68
  Class)--1/2/91
 Value Equity (Service      1.22    29.32    22.10    22.28    -8.30      7.65     11.00       2.58
  Class)(+)--1/1/95
 INDEXED EQUITY (NO-LOAD    0.90    36.88    22.57    32.88    28.62     11.80      5.98     -11.99
  CLASS)--1/2/91
 INDEXED EQUITY (SERVICE    0.90    36.70    22.21    32.60    28.24     11.60      5.72     -12.09
  CLASS)(+)--1/1/95
 Mid Cap Core (No-Load       n/a      n/a      n/a      n/a      n/a       n/a       n/a        n/a
  Class)(II)--1/2/01

 FIXED-INCOME FUNDS
 Bond (No-Load             -3.31%   17.88%    2.80%    8.57%    7.93%    -1.61%     6.21%      5.82%
  Class)--1/2/91
 Bond (Service             -3.31    17.55     2.62     8.21     7.73     -1.92      5.96       5.81
  Class)(+)--1/1/95
 Core Bond Plus (No-Load     n/a      n/a      n/a      n/a      n/a       n/a       n/a        n/a
  Class)(II)--1/2/01
 INDEXED BOND (NO-LOAD     -3.44    18.07     2.55     9.01     8.21     -1.56      7.27       5.48
  CLASS)--1/2/91
 INDEXED BOND (SERVICE     -3.44    17.97     2.34     8.75     7.86     -1.65      6.87       5.34
  CLASS)(+)--1/1/95
 Short Term Bond (No-Load   0.11    10.27     4.81     6.13     6.37      2.12      6.05       5.19
  Class)--1/2/91
 Short Term Bond (Service   0.11    10.07     4.46     5.98     5.98      1.91      5.78       5.16
  Class)(+)--1/1/95
 Tax Free Bond (No-Load      n/a      n/a      n/a      n/a      n/a       n/a       n/a        n/a
  Class) (II)--1/2/01
 MONEY MARKET(SEC.)         3.88     5.63     5.11     5.27     5.25      3.96      5.98       2.82
  (No-Load Class)--
  1/2/91
 MONEY MARKET(SEC.)         3.88     5.46     4.85     5.01     4.99      3.74      5.72       2.69
  (Service Class)(+)--
  1/1/95
 MONEY MARKET(SEC.)         3.88     5.46     4.85     5.01     4.99      3.53      5.46       2.57
  (Sweep Shares
  Class)(+)--12/8/98
 Money Market(sec.) (No-Load Class) 7-day current yield 4.60%
 Money Market(sec.) (Service Class)(+) 7-day current yield 4.35%
 Money Market(sec.) (Sweep Shares Class)(+) 7-day current yield 4.10%

 BLENDED FUND
 ASSET MANAGER (NO-LOAD    -0.86%   26.81%   16.16%   26.69%   21.31%     5.58%    11.18%     -6.24%
  CLASS)--1/2/91
 ASSET MANAGER (SERVICE    -0.86    26.70    15.89    26.30    21.00      5.31     10.96      -6.32
  CLASS)(+)--1/1/95

 INTERNATIONAL FUNDS
 International Equity       8.36%    7.17%   12.09%    5.44%   22.41%    11.23%    -9.44%     -6.16%
  (No-Load
  Class)(++)--1/1/95
 International Equity       8.36     6.86    11.59     4.88    22.20     10.96     -9.62      -6.34
  (Service
  Class)(++)--1/1/95
 EAFE Index (No-Load        6.83     9.03     6.45     0.40    19.15     12.31     -3.52      -8.32
  Class)--1/2/91
 EAFE Index (Service        6.83     8.63     6.37     0.08    18.83     12.08     -3.63      -8.48
  Class)(+)--1/1/95

PERFORMANCE HIGHLIGHTS
                                   AVERAGE ANNUAL
                                    TOTAL RETURNS
                                AS OF APRIL 30, 2001

                                                  SINCE
                                                INCEPTION/
FUNDS--INCEPTION DATE       1 YEAR    5 YEARS    10 YEARS
 EQUITY FUNDS
 Growth Equity (No-Load     -24.31%    12.94%     16.08%
  Class)--1/2/91
 Growth Equity (Service     -24.51     12.66      15.89
  Class)(+)--1/1/95
 Value Equity (No-Load       15.19      9.72      13.72
  Class)--1/2/91
 Value Equity (Service       14.92      9.43      13.56
  Class)(+)--1/1/95
 INDEXED EQUITY (NO-LOAD    -12.86     15.39      14.89
  CLASS)--1/2/91
 INDEXED EQUITY (SERVICE    -13.05     15.10      14.72
  CLASS)(+)--1/1/95
 Mid Cap Core (No-Load         n/a       n/a      -2.30
  Class)(II)--1/2/01
 FIXED-INCOME FUNDS
 Bond (No-Load               11.78%     6.53%      6.91%
  Class)--1/2/91
 Bond (Service               11.56      6.29       6.75
  Class)(+)--1/1/95
 Core Bond Plus (No-Load       n/a       n/a       1.50
  Class)(II)--1/2/01
 INDEXED BOND (NO-LOAD       11.50      6.71       7.19
  CLASS)--1/2/91
 INDEXED BOND (SERVICE       11.05      6.44       7.04
  CLASS)(+)--1/1/95
 Short Term Bond (No-Load     9.76      6.06       6.03
  Class)--1/2/91
 Short Term Bond (Service     9.51      5.81       5.87
  Class)(+)--1/1/95
 Tax Free Bond (No-Load        n/a       n/a       0.20
  Class) (II)--1/2/01
 MONEY MARKET(SEC.)           6.06      5.35       4.82
  (No-Load Class)--
  1/2/91
 MONEY MARKET(SEC.)           5.80      5.09       4.67
  (Service Class)(+)--
  1/1/95
 MONEY MARKET(SEC.)           5.54      4.97       4.61
  (Sweep Shares
  Class)(+)--12/8/98
 Money Market(sec.) (No-Load Class) 7-day current yield 4.60%
 Money Market(sec.) (Service Class)(+) 7-day current yield 4.35%
 Money Market(sec.) (Sweep Shares Class)(+) 7-day current yield 4.10%

 BLENDED FUND
 ASSET MANAGER (NO-LOAD      -3.84%    13.22%     12.30%
  CLASS)--1/2/91
 ASSET MANAGER (SERVICE      -4.04     12.96      12.14
  CLASS)(+)--1/1/95
 INTERNATIONAL FUNDS
 International Equity       -18.49%     4.73%      7.47%
  (No-Load
  Class)(++)--1/1/95
 International Equity       -18.71      4.42       7.22
  (Service
  Class)(++)--1/1/95
 EAFE Index (No-Load        -16.44      3.55       5.34
  Class)--1/2/91
 EAFE Index (Service        -16.64      3.30       5.17
  Class)(+)--1/1/95

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO
MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT
SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO
THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN
THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.
Performance figures (through 1993 for Eclipse Value Equity Fund and Eclipse Growth Equity Fund, 1996 for Eclipse Asset Manager
Fund, and 1998 for Eclipse International Equity Fund) reflect certain fee waivers and/or expense limitations. As a result, total return figures, which take into account these fee waivers and/or expense limitations, may have been lower had the fee waivers and/or expense limitations not been in effect. The fee waivers and expense limitations are voluntary and may be terminated at any time.
The Funds' prospectus contains more information about advisory fees, other expenses, and share classes. Please read it carefully before you invest or send money.
Investments in foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets.
The views of the Funds' management and portfolio holdings are as of April 30, 2001; views and portfolio holdings may have changed subsequently. Nothing in this report is a recommendation to purchase or sell securities.
* Total return includes the change in share price and reinvestment of capital gain distributions and dividends.
(+) Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Funds' inception (1/2/91) up to 12/31/94. Performance figures for the Sweep Shares Class, first offered to the public on 12/8/98, include the historical performance of the Service Class from the inception of the Service Class (1/1/95) up to 12/7/98. Performance figures for these classes after these dates will vary based on differences in their expense structures.
(++) The performance figures and inception date for Eclipse International Equity Fund includes the historical performance of the predecessor subaccount, whose inception date was 7/31/92. This Fund commenced operations on 1/1/95. MacKay Shields LLC, the Fund's investment subadvisor, served as investment advisor to the Separate Account, and the investment objectives, policies, restrictions, guidelines, and management style of the Separate Account were substantially similar to those of the Fund. Performance figures for the period prior to 1/1/95 have been calculated using the Separate Account's expense structure, which generally was higher than the expense structure of the Fund. The Separate Account was not registered under the Investment Company Act of 1940 (1940
       Act) and therefore was not subject to certain investment restrictions imposed under the 1940 Act. If the Separate Account had been registered under the 1940 Act, the Separate Account's performance may have been adversely affected.
(sec.) Eclipse Money Market Fund had an effective 7-day yield of 4.71% for the No-Load Class; 4.45% for the Service Class; and 4.19% for the Sweep Shares Class--all as of 4/30/01. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield and the current 7-day yield would have been 4.61% and 4.51%, respectively, for the No-Load Class; 4.35% and 4.26%, respectively, for the Service Class; and 4.09% and 4.01%, respectively, for the Sweep Shares Class. These expense limitations are voluntary and may be terminated or revised at any time. Investments in Eclipse Money Market Fund are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

(II)   The inception date of these Funds is 1/2/01.

  NOT FDIC INSURED.     NO BANK GUARANTEE.     MAY LOSE VALUE.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                              TABLE OF CONTENTS
                              Chairman's Letter 2

                              Portfolio Managements' Discussions and Analyses and
                              Financial Statements 3

                              EQUITY FUNDS
                              Growth Equity Fund 3
                              Value Equity Fund 12
                              Indexed Equity Fund 22
                              Mid Cap Core Fund 38

                              FIXED-INCOME FUNDS
                              Bond Fund 49
                              Core Bond Plus Fund 58
                              Indexed Bond Fund 70
                              Short Term Bond Fund 80
                              Tax Free Bond Fund 90
                              Money Market Fund 97

                              BLENDED FUND
                              Asset Manager Fund 106

                              INTERNATIONAL FUNDS
                              International Equity Fund 136
                              EAFE Index Fund 148

                              Note 1 Organization and Business 166
                              Note 2 Significant Accounting Policies 167
                              Note 3 Fees and Related Party Policies 174
                              Note 4 Federal Income Tax 177
                              Note 5 Financial Investments 178
                              Note 6 Line of Credit 178
                              Note 7 Purchases and Sales of Securities 180
                              Note 8 Capital Share Transactions 180

CHAIRMAN'S LETTER
--------------------------------------------------------------------------------

Report to shareholders for the period
November 1, 2000, through April 30, 2001.

During the semiannual period, several forces that caused the stock market to contract helped the bond market to advance. As economic activity continued to slow in November and December of 2000, earnings disappointments continued to erode investor confidence, leading to widespread anticipation that the Federal Reserve would move to reduce interest rates early in the new year. These expectations proved correct, with the Federal Reserve easing the targeted federal funds rate from 6.50% to 4.50% in four successive half-point moves during the first four months of 2001.

Steadily declining interest rates carried bond prices higher, with a positive impact for most income investors. Despite the declining cost of capital, however, many companies suffered from rising energy prices. In mid-March, the Dow Jones Industrial Average(1) dropped over 13.5%, as many market participants perceived the Fed's easing policy as "too little, too late."

Fortunately, in the ensuing weeks, equity investors regained their composure, and the U.S. stock market staged a recovery through the end of April 2001. During most of the six-month period, value stocks outperformed growth stocks at all capitalization levels.

International stock markets also faced several challenges. The U.S. dollar remained strong against most foreign currencies, compounding the impact of negative local returns on U.S. investors. It was encouraging to note, however, that Austria and New Zealand earned double-digit returns in U.S. dollar terms for the six-months ended April 30, 2001.

During this period of volatile security prices, shifting interest rates, and changing currency values, Eclipse Funds continued to manage opportunity by consistently applying disciplined investment principles in each of our portfolios. Even when the markets are uncertain, we remain secure in the belief that solid, steady management is the best way to pursue competitive results.

The reports that follow take a closer look at the market events and management decisions that affected your Eclipse Funds during the six months ended April 30, 2001. As we look to the future, we hope you'll continue to look to Eclipse for quality, integrity, and service in today's ever changing market environment.

Sincerely,

/s/ STEPHEN C. ROUSSIN
Stephen C. Roussin
May 2001

(1) The Dow Jones Industrial Average is a price-weighted average of thirty actively traded blue-chip stocks, primarily industrials, but also including financial, leisure, and other service-oriented firms.

PORTFOLIO MANAGEMENTS' DISCUSSIONS AND ANALYSES

Growth Equity Fund
--------------------------------------------------------------------------------

The stock market remained volatile during the six months ended April 30, 2001. After the first week of November 2000, the S&P 500(1) slumped into negative territory and stayed there for the remainder of the six-month period. Following a slight recovery in January 2001, large-cap stocks declined precipitously in February and March then staged a moderate comeback in April, as the Federal Reserve's easing policy began to coincide more closely with investor expectations.

Economic growth slowed dramatically in the final months of 2000, bringing the fourth-quarter gross domestic product to just 1.0%. Although projections from the Bureau of Economic Analysis suggest that the growth rate may have increased to 1.3% in the first quarter of 2001, we believe that recent volatility has left investors cautious about expecting too much from the economy in the near future.

Technology stocks were among the worst performers throughout the six months ended April 30, 2001. Major pharmaceutical companies showed moderate strength going into 2001, but their performance weakened as the stock market as a whole declined in the first four months of the new year. Growth stocks underperformed value stocks at all capitalization levels for most of the reporting period. A modest turnaround in April was insufficient to reverse the misfortunes incurred in earlier months.

PERFORMANCE REVIEW

For the six months ended April 30, 2001, Eclipse Growth Equity Fund returned -22.74% for No-Load Class shares and -22.83% for Service Class shares. Both share classes underperformed the -12.07% return of the S&P 500 Index over the same period. Both share classes outperformed the -23.89% return of the average Lipper(2) large-cap growth fund for the six-month period.

TECHNOLOGY

Technology stocks have declined much further than large-cap stocks in general. While the Fund was underweighted in technology relative to the Russell 1000,(3) it was over-weighted relative to the S&P 500, which contributed to the Fund's performance relative to its benchmark and its peers. During the first calendar quarter of 2001, Corning, EMC, and Cisco Systems, each of which represented a substantial portion of the Fund's portfolio, all declined markedly. Fortunately, technology stocks experienced a dramatic turnaround in April, with EMC gaining 34% in that month alone. Analog Devices, Intel, and Texas Instruments all recorded double-digit gains in April. Though Microsoft had a slightly negative return for the six months ended April 30, 2001, strong April performance helped the stock recover more than 61% from its low point in December 2000.

In mid-November 2000, the Fund sold its holdings in Hewlett-Packard, Nextel, and WorldCom, each of which had declined substantially in the preceding months. Since these stocks continued to falter in the months that followed, we believe the sales helped the Fund prevent further losses.

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PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
(1) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.
(2) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(3) The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

--------------------------------------------------------------------------------

HEALTH CARE

The Fund was also overweighted in health care stocks relative to its benchmark. Although some of the Fund's health care holdings rallied at the end of 2000, most fared poorly in 2001--particularly in April, when the market tended to move away from defensive sectors. Baxter International, a medical-device manufacturer, was the Fund's best health care performer, ending the six-month period in positive territory. Other medical-device companies, including Guidant and Medtronic, declined substantially during the reporting period. Guidant stock tumbled in mid-April, when the company again missed earnings-per-share estimates, but recovered some of its lost ground in the last days of the month. We recently sold over half the Fund's position in Guidant, and the stock remains on our watch list. Pharmaceutical manufacturers Merck, Schering-Plough, Andrx Group, and IVAX, all were relatively weak performers over the six-month reporting period.

Two of the Fund's smaller health care positions, Abgenix and Medimmune, declined throughout the period they were held in the Fund. We sold the Fund's holding in Abgenix in February and Medimmune at the end of March. Both stocks had a negative impact on performance. Bristol-Myers Squibb and Allergan both climbed in the last two months of 2000, but provided negative returns for the six months ended April 30, 2001. One of the Fund's better-performing health care holdings was Amgen, which despite many ups and downs, ended the six-month reporting period close to where it began.

ENTERTAINMENT

Fund entertainment holdings Time Warner, Viacom, and Walt Disney detracted from performance in the last two months of 2000, severely underperforming the S&P
500. Time Warner's merger with America Online boosted performance early in 2001, but all three stocks ended the reporting period below where they started.

STRONGER PERFORMERS AND SECTOR SHIFTS

Retailers performed well for the Fund, with Kohl's, Staples, and CVS all returning more than 10% during the reporting period. Calpine, an independent power producer, managed to benefit from concerns about energy shortages and recorded a six-month advance of over 30%. Although advertising giant OmniCom Group closed the semiannual period slightly below where it began, it substantially outperformed the S&P 500 for the reporting period. Financial stocks, including Mellon Financial, Citigroup, and MBNA, provided negative returns, but outperformed the Fund's benchmark for the six months ended April 30, 2001.

Realizing that market sentiment was changing in April, the Fund decreased its exposure to health care and utility stocks and increased holdings in finance and technology. If the Federal Reserve rate cuts have their desired effect later in the calendar year, we believe the latter sectors are likely to be the beneficiaries.

LOOKING AHEAD

In April, growth stocks outperformed value stocks for the first time during the six-month reporting period. We believe this suggests that investors are becoming more confident that Federal Reserve easing policies will have a positive impact on the outlook for growth equities. If the Fed continues to ease interest rates and inflation does not become a major concern, we believe the outlook for growth stocks may improve over the coming quarters.

Regardless of what the economy and the markets do, however, the Fund will continue to seek long-term growth of capital, with dividend income, if any, remaining an incidental consideration.

RUDOLPH C. CARRYL
EDMUND C. SPELMAN
Portfolio Managers
MacKay Shields LLC

                          $10,000 INVESTED IN ECLIPSE
                      GROWTH EQUITY FUND VS S&P 500 INDEX
                              NO-LOAD CLASS SHARES
[Institutional Class Shares Line Graph]

                                                                     GROWTH EQUITY FUND                   S&P 500 INDEX
                                                                     ------------------                   -------------
1/2/91                                                                    10000.00                           10000.00
91                                                                        16700.00                           13046.80
92                                                                        17640.00                           14040.20
93                                                                        19333.00                           15455.90
94                                                                        18901.00                           15659.60
95                                                                        26062.00                           21546.10
96                                                                        31696.00                           26492.70
97                                                                        39535.00                           35331.00
98                                                                        55548.00                           45427.10
99                                                                        69620.00                           54992.80
00                                                                        61565.00                           49984.30
01 as of 4/30/01                                                          52970.00                           47479.30


                          $10,000 INVESTED IN ECLIPSE
                      GROWTH EQUITY FUND VS S&P 500 INDEX
                              SERVICE CLASS SHARES
[Service Class Shares Line Graph]

                                                                       S&P 500 INDEX                    GROWTH EQUITY FUND
                                                                       -------------                    ------------------
1/2/91                                                                    10000.00                           10000.00
91                                                                        13046.80                           16700.00
92                                                                        14040.20                           17640.00
93                                                                        15455.90                           19333.00
94                                                                        15659.60                           18901.00
95                                                                        21546.10                           25990.00
96                                                                        26492.70                           31523.00
97                                                                        35331.00                           39245.00
98                                                                        45427.10                           55012.00
99                                                                        54992.80                           68781.00
00                                                                        49984.30                           60673.00
01 as of 4/30/01                                                          47479.30                           52142.00

Source: Lipper Inc., 4/30/01
THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 1/2/91.

                                          TOTAL RETURN(*)       AVERAGE ANNUAL TOTAL RETURN(*)
             PERFORMANCE                AS OF APRIL 30, 2001         AS OF APRIL 30, 2001
------------------------------------------------------------------------------------------------
                                          SIX-MONTH PERIOD     ONE YEAR   FIVE YEARS   TEN YEARS
------------------------------------------------------------------------------------------------
Growth Equity Fund No-Load Class               -22.74%          -24.31%     12.94%       16.08%
Growth Equity Fund Service Class(+)            -22.83           -24.51      12.66        15.89
Average Lipper large-cap growth
 fund(++)                                      -23.89           -27.15      12.72        13.52
S&P 500 Index(sec.)                            -12.07           -12.97      15.56        15.25

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
                                TOTAL RETURN (*)
[BAR CHART]

                                                                                              TEN                     SIX
                                                                                             MONTHS       YEAR       MONTHS
                                        YEAR ENDED                                           ENDED        ENDED      ENDED
                                        DECEMBER 31                                        OCTOBER 31  OCTOBER 31  OCTOBER 31
1991      1992        1993        1994        1995        1996        1997        1998        1999        2000        2001
----      ----        ----        ----        ----        ----        ----        ----        ----        ----        ----
67%       5.63%       9.59%       -2.23%      37.88%      21.62%      24.73%      40.50%      9.96%       12.24%     -22.74%

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

(*) Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

(+) Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception (1/2/91) up to 12/31/94. Performance figures for these two classes will vary after this date based on differences in their expense structures.

(++) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

(sec.) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P
       500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

GROWTH EQUITY FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Unaudited)


COMMON STOCKS (99.5%)+
                                    SHARES        VALUE
                                   -----------------------
BANKS (0.8%)
Mellon Financial Corp. ..........    113,900   $  4,661,927
                                               ------------
BROADCAST/MEDIA (1.8%)
Clear Channel Communications,
 Inc. (a)........................    198,120     11,055,096
                                               ------------
COMMUNICATIONS--EQUIPMENT (5.9%)
Cisco Systems, Inc. (a)..........    638,600     10,843,428
Corning, Inc. ...................    413,500      9,084,595
Nokia Corp. PLC ADR (b)..........    198,100      6,773,039
Tellabs, Inc. (a)................    269,800      9,472,678
                                               ------------
                                                 36,173,740
                                               ------------
COMPUTER SOFTWARE & SERVICES (5.6%)
Microsoft Corp. (a)..............    316,200     21,422,550
Oracle Corp. (a).................    813,648     13,148,552
                                               ------------
                                                 34,571,102
                                               ------------
COMPUTER SYSTEMS (4.7%)
EMC Corp. (a)....................    368,000     14,572,800
Sun Microsystems, Inc. (a).......    841,900     14,413,328
                                               ------------
                                                 28,986,128
                                               ------------
ELECTRIC POWER COMPANIES (2.8%)
AES Corp. (The) (a)..............    364,500     17,375,715
                                               ------------
ELECTRICAL EQUIPMENT (2.3%)
General Electric Co. ............    289,400     14,044,582
                                               ------------
ELECTRONICS--SEMICONDUCTORS (6.3%)
Analog Devices, Inc. (a).........    205,600      9,726,936
Intel Corp. .....................    430,900     13,319,119
Motorola, Inc. ..................    379,000      5,893,450
Texas Instruments Inc. ..........    259,000     10,023,300
                                               ------------
                                                 38,962,805
                                               ------------
ENTERTAINMENT (3.6%)
AOL Time Warner Inc. (a).........    274,250     13,849,625
Viacom, Inc. Class B (a).........    157,561      8,202,626
                                               ------------
                                                 22,052,251
                                               ------------
FINANCE (5.5%)
Citigroup Inc. ..................    373,093     18,337,521
Fannie Mae.......................    110,900      8,900,834
MBNA Corp. ......................    191,600      6,830,540
                                               ------------
                                                 34,068,895
                                               ------------
HEALTH CARE--DRUGS (5.3%)
Andrx Group (a)..................     30,600      1,805,400
IVAX Corp. (a)...................    156,500      6,267,825
Merck & Co., Inc. ...............    159,800     12,140,006
Pfizer Inc. .....................    152,300      6,594,590
Schering-Plough Corp. ...........    148,400      5,719,336
                                               ------------
                                                 32,527,157
                                               ------------

                                    SHARES        VALUE
                                   ------------------------
HEALTH CARE--MEDICAL PRODUCTS (5.9%)
Baxter International Inc. .......    167,800   $ 15,294,970
Guidant Corp. (a)................    102,200      4,190,200
Medtronic, Inc. .................    372,200     16,600,120
                                               ------------
                                                 36,085,290
                                               ------------
HEALTH CARE--MISCELLANEOUS (9.1%)
Allergan, Inc. ..................    107,200      8,147,200
Amgen Inc. (a)...................    222,200     13,585,308
Bristol-Myers Squibb Co. ........    309,300     17,320,800
UnitedHealth Group Inc. .........    255,900     16,756,332
                                               ------------
                                                 55,809,640
                                               ------------
HOUSEHOLD PRODUCTS (4.0%)
Colgate-Palmolive Co. ...........    269,000     15,023,650
Kimberly-Clark Corp. ............    161,400      9,587,160
                                               ------------
                                                 24,610,810
                                               ------------
INDEPENDENT POWER PRODUCER (1.1%)
Calpine Corp. (a)................    122,400      6,975,576
                                               ------------
INSURANCE (4.3%)
American International Group,
 Inc. ...........................    206,743     16,911,577
Marsh & McLennan Cos., Inc. .....     97,100      9,364,324
                                               ------------
                                                 26,275,901
                                               ------------
INVESTMENT BANK/BROKERAGE (1.5%)
Goldman Sachs Group, Inc. (The)..    101,100      9,210,210
                                               ------------
LEISURE TIME (3.9%)
Harley-Davidson, Inc. ...........    520,500     23,989,845
                                               ------------
MANUFACTURING (3.9%)
Tyco International Ltd. .........    452,900     24,171,273
                                               ------------
NATURAL GAS DISTRIBUTORS & PIPELINES (4.0%)
El Paso Corp. ...................    156,600     10,774,080
Enron Corp. .....................    214,100     13,428,352
                                               ------------
                                                 24,202,432
                                               ------------
PERSONAL LOANS (4.9%)
Household International, Inc. ...    271,800     17,400,636
Providian Financial Corp. .......    234,000     12,472,200
                                               ------------
                                                 29,872,836
                                               ------------
RETAIL (10.5%)
Bed Bath & Beyond Inc. (a).......    556,700     15,765,744
CVS Corp. .......................    212,400     12,520,980
Home Depot, Inc. (The)...........    164,550      7,750,305
Kohl's Corp. (a).................    261,100     15,942,766
Safeway Inc. (a).................    179,200      9,730,560
Staples, Inc. (a)................    160,500      2,611,335
                                               ------------
                                                 64,321,690
                                               ------------

------------
+ Percentages indicated are based on Fund net assets.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

COMMON STOCKS (CONTINUED)
                                    SHARES        VALUE
                                   ------------------------
SPECIALIZED SERVICES (1.8%)
OmniCom Group Inc. ..............    125,100   $ 10,990,035
                                               ------------
Total Common Stocks
 (Cost $488,870,367).............               610,994,936
                                               ------------

SHORT-TERM INVESTMENT (1.2%)

INVESTMENT COMPANY (1.2%)
Merrill Lynch Premier
 Institutional Fund..............  7,610,219      7,610,219
                                               ------------
Total Short-Term Investment
 (Cost $7,610,219)...............                 7,610,219
                                               ------------
Total Investments
 (Cost $496,480,586) (c).........      100.7%   618,605,155(d)
Liabilities in Excess of
 Cash and Other Assets...........       (0.7)    (4,587,189)
                                   ---------   ------------
Net Assets.......................      100.0%  $614,017,966
                                   =========   ============

------------
(a) Non-income producing security.
(b) ADR-American Depositary Receipt.
(c) The cost stated also represents the aggregate cost for federal income tax purposes.
(d) At April 30, 2001 net unrealized appreciation was $122,124,569, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $167,084,908 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $44,960,339.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2001
(Unaudited)

ASSETS:
 Investment in securities, at value (identified
   cost $496,480,586)............................  $ 618,605,155
 Cash............................................          4,371
 Receivables:
   Investment securities sold....................      7,140,000
   Fund shares sold..............................        421,281
   Dividends.....................................        299,725
                                                   -------------
       Total assets..............................    626,470,532
                                                   -------------
LIABILITIES:
 Payables:
   Investment securities purchased...............     11,606,600
   Manager.......................................        373,405
   Fund shares redeemed..........................        184,416
   Transfer agent................................        101,475
   Custodian.....................................         39,532
 Accrued expenses................................        147,138
                                                   -------------
       Total liabilities.........................     12,452,566
                                                   -------------
 Net assets......................................  $ 614,017,966
                                                   =============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class.................................  $      23,854
   Service Class.................................            766
 Additional paid-in capital......................    385,900,719
 Accumulated net investment loss.................     (1,616,527)
 Accumulated undistributed net realized gain on
   investments...................................    107,584,585
 Net unrealized appreciation on investments......    122,124,569
                                                   -------------
 Net assets......................................  $ 614,017,966
                                                   =============
No-Load Class
 Net assets applicable to outstanding shares.....  $ 595,294,606
                                                   =============
 Shares of capital stock outstanding.............     23,854,366
                                                   =============
 Net asset value per share outstanding...........  $       24.96
                                                   =============
Service Class
 Net assets applicable to outstanding shares.....  $  18,723,360
                                                   =============
 Shares of capital stock outstanding.............        765,789
                                                   =============
 Net asset value per share outstanding...........  $       24.45
                                                   =============

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001
(Unaudited)

INVESTMENT INCOME:
 Income:
   Dividends (a).................................  $   2,620,958
   Interest......................................        206,517
                                                   -------------
       Total income..............................      2,827,475
                                                   -------------
 Expenses:
   Manager.......................................      4,033,447
   Transfer agent................................        291,511
   Professional..................................         73,373
   Custodian.....................................         47,034
   Service.......................................         26,016
   Shareholder communication.....................         25,802
   Registration..................................         23,073
   Directors.....................................         16,611
   Miscellaneous.................................         32,190
                                                   -------------
       Total expenses before
        reimbursement............................      4,569,057
   Expense reimbursement from Manager............       (125,055)
                                                   -------------
       Net expenses..............................      4,444,002
                                                   -------------
 Net investment loss.............................     (1,616,527)
                                                   -------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain on investments................    107,587,467
 Net change in unrealized appreciation on
   investments...................................   (392,572,768)
                                                   -------------
 Net realized and unrealized loss on
   investments...................................   (284,985,301)
                                                   -------------
 Net decrease in net assets resulting from
   operations....................................  $(286,601,828)
                                                   =============

------------
(a) Dividends recorded net of foreign withholding taxes of $6,415.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

GROWTH EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2001 (Unaudited) and the year ended October 31, 2000

                                                                   2001             2000
                                                              --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment loss.....................................  $   (1,616,527)  $   (6,397,906)
    Net realized gain on investments........................     107,587,467      151,326,925
    Net change in unrealized appreciation on investments....    (392,572,768)     (13,386,380)
                                                              --------------   --------------
    Net increase (decrease) in net assets resulting from
      operations............................................    (286,601,828)     131,542,639
                                                              --------------   --------------
  Distributions to shareholders:
    From net realized gain on investments:
      No-Load Class.........................................    (148,207,461)     (97,923,006)
      Service Class.........................................      (3,118,872)      (2,258,147)
                                                              --------------   --------------
        Total distributions to shareholders.................    (151,326,333)    (100,181,153)
                                                              --------------   --------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................      35,739,629      158,989,894
      Service Class.........................................      11,752,233        6,666,807
    Net asset value of shares issued to shareholders in
      reinvestment of distributions:
      No-Load Class.........................................     148,124,103       97,916,401
      Service Class.........................................       3,118,872        2,244,713
                                                              --------------   --------------
                                                                 198,734,837      265,817,815
    Cost of shares redeemed:
      No-Load Class.........................................    (356,657,129)    (140,111,689)
      Service Class.........................................     (12,079,697)     (10,862,255)
                                                              --------------   --------------
      Increase (decrease) in net assets derived from capital
        share transactions..................................    (170,001,989)     114,843,871
                                                              --------------   --------------
      Net increase (decrease) in net assets.................    (607,930,150)     146,205,357
NET ASSETS:
  Beginning of period.......................................   1,221,948,116    1,075,742,759
                                                              --------------   --------------
  End of period.............................................  $  614,017,966   $1,221,948,116
                                                              ==============   ==============
  Accumulated net investment loss at end of period..........  $   (1,616,527)  $           --
                                                              ==============   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                 NO-LOAD         SERVICE         NO-LOAD         SERVICE         NO-LOAD         SERVICE
                                  CLASS           CLASS           CLASS           CLASS           CLASS           CLASS
                                ----------      ----------      ----------      ----------      ----------      ----------
                                                                                                     JANUARY 1, 1999
                                     SIX MONTHS ENDED                   YEAR ENDED                       THROUGH
                                     APRIL 30, 2001**                OCTOBER 31, 2000               OCTOBER 31, 1999*
                                --------------------------      --------------------------      --------------------------
Net asset value at beginning
 of period....................  $    37.50      $    36.88      $    36.45      $    35.99      $    33.48      $    33.13
                                ----------      ----------      ----------      ----------      ----------      ----------
Net investment income
 (loss).......................       (0.05)(a)       (0.08)(a)       (0.20)(a)       (0.29)(a)       (0.14)(a)       (0.21)(a)
Net realized and unrealized
 gain (loss) on investments...       (7.79)          (7.65)           4.66            4.59            3.45            3.41
                                ----------      ----------      ----------      ----------      ----------      ----------
Total from investment
 operations...................       (7.84)          (7.73)           4.46            4.30            3.31            3.20
                                ----------      ----------      ----------      ----------      ----------      ----------
Less dividends and
 distributions:
From net investment income....          --              --              --              --              --              --
From net realized gain on
 investments..................       (4.70)          (4.70)          (3.41)          (3.41)          (0.34)          (0.34)
In excess of net investment
 income.......................          --              --              --              --              --              --
In excess of net realized gain
 on investments...............          --              --              --              --              --              --
                                ----------      ----------      ----------      ----------      ----------      ----------
Total dividends and
 distributions................       (4.70)          (4.70)          (3.41)          (3.41)          (0.34)          (0.34)
                                ----------      ----------      ----------      ----------      ----------      ----------
Net asset value at end of
 period.......................  $    24.96      $    24.45      $    37.50      $    36.88      $    36.45      $    35.99
                                ==========      ==========      ==========      ==========      ==========      ==========
Total investment return.......      (22.74%)(c)     (22.83%)(c)      12.24%          11.93%           9.96%(c)        9.74%(c)
Ratios (to average net
 assets)/ Supplemental Data:
 Net investment income
   (loss).....................       (0.35%)+        (0.10%)+        (0.52%)         (0.77%)         (0.49%)+        (0.74%)+
 Net expenses.................        0.93%+          1.18%+          0.93%           1.18%           0.93%+          1.18%+
 Expenses (before
   reimbursement).............        0.96%+          1.21%+          0.93%           1.18%           0.93%+          1.18%+
Portfolio turnover rate.......          13%             13%             48%             48%             27%             27%
Net assets at end of period
 (in 000's)...................  $  595,295      $   18,723      $1,197,216      $   24,732      $1,049,756      $   25,987

------------
 * The Fund changed its fiscal year end from December 31 to October 31. ** Unaudited.
 +  Annualized.
(a) Per share data based on average shares outstanding during the period.
(b) Less than one cent per share.
(c) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

     NO-LOAD      SERVICE      NO-LOAD      SERVICE      NO-LOAD      SERVICE      NO-LOAD      SERVICE
      CLASS        CLASS        CLASS        CLASS        CLASS        CLASS        CLASS        CLASS
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
                                           YEAR ENDED DECEMBER 31
    -----------------------------------------------------------------------------------------------------
             1998                      1997                      1996                      1995
    -----------------------   -----------------------   -----------------------   -----------------------
    $    25.43   $    25.24   $    21.99   $    21.88   $    18.84   $    18.80   $    13.68   $    13.68
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
         (0.09)(a)    (0.16)(a)    (0.08)(a)    (0.14)(a)    (0.06)(a)    (0.11)(a)     0.02        (0.01)
         10.35        10.26         5.45         5.43         4.14         4.12         5.16         5.14
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
         10.26        10.10         5.37         5.29         4.08         4.01         5.18         5.13
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
            --           --           --           --           --           --        (0.02)       (0.01)
         (2.21)       (2.21)       (1.93)       (1.93)       (0.93)       (0.93)          --           --
            --           --           --           --           --           --        (0.00)(b)    (0.00)(b)
            --           --           --           --           --           --        (0.00)(b)    (0.00)(b)
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
         (2.21)       (2.21)       (1.93)       (1.93)       (0.93)       (0.93)       (0.02)       (0.01)
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
    $    33.48   $    33.13   $    25.43   $    25.24   $    21.99   $    21.88   $    18.84   $    18.80
    ==========   ==========   ==========   ==========   ==========   ==========   ==========   ==========
         40.50%       40.18%       24.73%       24.50%       21.62%       21.29%       37.88%       37.50%
         (0.31%)      (0.56%)      (0.31%)      (0.56%)      (0.27%)      (0.52%)       0.12%       (0.13%)
          0.94%        1.19%        0.93%        1.18%        0.92%        1.17%        0.93%        1.18%
          0.94%        1.19%        0.93%        1.18%        0.92%        1.17%        0.93%        1.18%
            29%          29%          36%          36%          22%          22%          33%          33%
    $  975,010   $   15,814   $  700,070   $   10,668   $  541,212   $    6,842   $  412,129   $    2,729

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Value Equity Fund
--------------------------------------------------------------------------------

Economic growth slowed dramatically in the final months of 2000, bringing the fourth-quarter gross domestic product to just 1.0%. Although the Bureau of Economic Analysis projected that the growth rate rose to 1.3% in the first quarter of 2001, we believe that recent volatility has left investors cautious about expecting too much from the economy in the near future.

The stock market remained volatile during the six months ended April 30, 2001. After the first week of November 2000, the S&P 500(1) slumped into negative territory and stayed there for the remainder of the six-month period. Following a slight recovery in January 2001, large-cap stocks declined precipitously in February and March, staging a moderate comeback in April when the Federal Reserve's easing policy began to coincide more closely with investor expectations.

Value stocks outperformed growth equities in five of the six months from November 2000 through April 2001. Technology was among the worst performing sectors during this period, but a few value-oriented technology stocks strongly outperformed the market as a whole during this time frame. Financial stocks were mixed, energy-related stocks generally fared well, and several retailers showed outstanding results during the six-month period.

PERFORMANCE REVIEW

For the six months ended April 30, 2001, Eclipse Value Equity Fund returned 2.68% for No-Load Class shares and 2.58% for Service Class shares. Both share classes outperformed the 2.31% return of the average Lipper(2) multi-cap value fund over the same period. Both share classes also outperformed the -0.14% return of the Russell 1000(R) Value Index(3) and the -12.07% return of the S&P 500 Index for the six-months ended April 30, 2001.

TECHNOLOGY STOCKS

In the last two months of 2000, the Fund benefited from its significantly underweighted position in technology, a sector that continued to decline throughout most of the reporting period. While the Fund remained underweighted in technology through April 2001, we increased the Fund's holdings in technology during this period. Some of its technology holdings, particularly Apple Computer and IBM, showed strong positive returns. Although Compaq showed negative results for the six-month period, the Fund purchased it in January and April 2001 and earned a modest gain on the stock through the end of April. During the reporting period, the Fund's allocation to computer systems increased substantially.

ENERGY-RELATED HOLDINGS

With rising energy costs throughout much of the reporting period, the Fund saw strong results from names like Dynegy and El Paso in natural gas distribution and pipelines; Burlington Resources and Unocal in oil and gas services; Sunoco and Tosco in integrated domestic oil; and Chevron and Texaco in integrated international oil products and services. All of these stocks had positive returns for the time they were held in the portfolio during the reporting period. Dynegy was sold at a high point in December, and Tosco at a peak during February. Given their rapid price increases, these stocks no longer fit our value profile. The Fund purchased Exxon Mobil in February and although the stock dropped in March, a sharp recovery in April helped provide a modest gain from the time of purchase through the end of April 2001.
--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
(1) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.
(2) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(3) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

--------------------------------------------------------------------------------

Results in the electric power sector were mixed. We anticipated problems due to rising energy costs and sold major positions early in the reporting period. The Fund saw nearly flat performance from DTE Energy through early January, when we sold the stock. Niagara Mohawk rose slightly between the beginning of November and the second week in January, when the Fund sold its position to redeploy the assets elsewhere. The deteriorating energy situation in California caused both PG&E and Edison International to steadily lose ground. The former stock was sold at a loss in December, the latter at a more significant loss in January.

RETAILERS AND RESTAURANTS

The Fund saw strong results in the retail sector, with gains in several of its retail holdings. The Fund sold its position in TJX about a week into the reporting period for a slight gain and its holdings in The Gap a few days later at a slight loss. The Fund sold its position in Office Depot in January and its holdings in Federated Department Stores in February, both slightly below their respective high points for the reporting period. Sears was up more than 20% for the six months ended April 30, 2001. McDonald's, the Fund's only restaurant holding, showed strong performance in January, but dropped during the ensuing months to lose almost 15% over the reporting period.

FINANCIAL, HEALTH CARE, AND OTHER HOLDINGS

Financial stocks including banks, insurance companies, and investment banking and brokerage firms continue to constitute a large portion of the Fund's portfolio. Results, however, were mixed. Citigroup, the Fund's largest holding as of April 30, 2001, declined slightly during the reporting period, as did PNC Financial Services. Stronger banks for the portfolio included Washington Mutual, J.P. Morgan Chase, and FleetBoston Financial, all of which had a positive impact on performance during the reporting period.

For the six months ended April 30, 2001, insurance companies had a mixed impact on performance, with Allstate gaining ground, while Lincoln National and MGIC Investment suffered setbacks. We sold the Fund's holdings in MGIC Investment in March at a slight loss for the period. It's worth noting, however, that since the beginning of 2001, all three of these insurance holdings have provided positive returns for the portfolio.

Results were also mixed in the health care sector, with Becton, Dickinson declining sharply from its peak mid-February, prompting us to sell the Fund's position at a slight gain in mid-March, before the stock drifted even lower by the end of April. Tenet Healthcare rose over 15% during the reporting period. Abbott Laboratories, on the other hand, declined before we sold the Fund's position in mid-December, taking a loss but removing exposure to a stock that showed considerable volatility and further declines during the remainder of the reporting period.

Other stocks with noteworthy performance included Alcoa, which rose over 40% during the reporting period, American Standard, which rose more than 30%, and International Paper and General Dynamics, which both provided positive returns while the overall market was negative. Another basic materials stock, Air Products & Chemicals, also showed strong April performance and gained more than 15% for the six-month reporting period.

Capital goods company Ingersoll-Rand fared exceedingly well during the reporting period, with remarkable advances in April 2001. The stock provided a solid double-digit positive return for the portfolio.

As a result of our bottom-up security selection, as of April 30, 2001, the portfolio was heavily weighted in financial and energy stocks and had substantial positions in technology and communications services. Our value selection process has reduced the Fund's emphasis on health care, consumer cyclicals, and utilities. As of April 30, 2001, the Fund had just over 10% of its assets in cash or short-term securities.

LOOKING AHEAD

Although the market rotated back toward growth stocks in April, we believe that the success of value stocks over the last six months has renewed investor interest in this

--------------------------------------------------------------------------------

sector of the market. Since the economic outlook remains uncertain, we anticipate continued market volatility, which should bode well for value investors. If the Federal Reserve continues to ease monetary policy, we believe companies with catalysts for positive change will be more likely to realize their goals. In short, we remain optimistic for the outlook for carefully selected value stocks.

Whatever the markets or the economy may bring, the Fund will continue to seek maximum long-term total return from a combination of capital growth and income.

RICHARD A. ROSEN
Portfolio Manager
MacKay Shields LLC

                          $10,000 INVESTED IN ECLIPSE
                              VALUE EQUITY FUND VS
                          RUSSELL 1000 VALUE INDEX AND
                                 S&P 500 INDEX

                              NO-LOAD CLASS SHARES
[No-Load Shares Line Graph]

                                                    VALUE EQUITY FUND       RUSSELL 1000 VALUE INDEX          S&P 500 INDEX
                                                    -----------------       ------------------------          -------------
1/2/91                                                    10000                       10000                       10000
91                                                        13660                       12460                       13047
92                                                        16489                       14181                       14040
93                                                        18945                       16751                       15456
94                                                        19177                       16418                       15660
95                                                        24819                       22715                       21546
96                                                        30380                       27631                       26493
97                                                        37255                       37353                       35331
98                                                        34238                       43194                       45427
99                                                        37393                       46363                       54993
00                                                        41802                       49615                       44056
01 as of 4/30/01                                          42228                       48996                       47479


                          $10,000 INVESTED IN ECLIPSE
                              VALUE EQUITY FUND VS
                          RUSSELL 1000 VALUE INDEX AND
                                 S&P 500 INDEX

                              SERVICE CLASS SHARES
[Service Class Shares Line Graph]

                                                    VALUE EQUITY FUND       RUSSELL 1000 VALUE INDEX          S&P 500 INDEX
                                                    -----------------       ------------------------          -------------
1/2/91                                                    10000                       10000                       10000
91                                                        13660                       12460                       13047
92                                                        16489                       14181                       14040
93                                                        18945                       16751                       15456
94                                                        19177                       16418                       15660
95                                                        24799                       22715                       21546
96                                                        30279                       27631                       26493
97                                                        37024                       37353                       35331
98                                                        33951                       43194                       45427
99                                                        36999                       46363                       54993
00                                                        41229                       49615                       44056
01 as of 4/30/01                                          41618                       48996                       47479

Source: Lipper Inc., 4/30/01

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 1/2/91.

                                            TOTAL RETURN(*)        AVERAGE ANNUAL TOTAL RETURN(*)
              PERFORMANCE                 AS OF APRIL 30, 2001          AS OF APRIL 30, 2001
----------------------------------------------------------------------------------------------------
                                          SIX-MONTH PERIOD       ONE YEAR   FIVE YEARS   TEN YEARS
----------------------------------------------------------------------------------------------------
Value Equity Fund No-Load Class                    2.68%           15.19%      9.72%        13.72%
Value Equity Fund Service Class(+)                 2.58            14.92       9.43         13.56
Average Lipper multi-cap value fund(++)            2.31             9.45      12.94         14.06
S&P 500 Index(sec.)                              -12.07           -12.97      15.56         15.25
Russell 1000(R) Value Index/                      -0.14             6.43      15.26         15.71

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
                                 TOTAL RETURN(*)
[BAR CHART]

                                                                                                              TEN
                                                                                                             MONTHS      YEAR
                                                   YEAR END                                                  ENDED       ENDED
                                                  DECEMBER 31                                              OCTOBER 31  OCTOBER 31

1991                     1992        1993        1994        1995        1996        1997        1998        1999        2000
----                     ----        ----        ----        ----        ----        ----        ----        ----        ----
36.6                     20.71       14.90       1.22        29.42       22.41       22.63       -8.10       7.91        11.31

                          SIX
                         MONTHS
                         ENDED
                        APRIL 30

1991                     2001
----                     ----
36.6                     2.68

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

(*) Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

(+) Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception (1/2/91) up to 12/31/94. Performance figures for these two classes will vary after this date based on differences in their expense structures.

(++) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

(sec.) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P
       500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

/ Eclipse Value Equity Fund, going forward, will measure its performance against the Russell 1000(R) Value Index. This Index reflects the holdings of the Fund better than the S&P 500 against which the Fund is currently measured and the subadvisor believes that the Russell 1000 Value Index is therefore a better performance benchmark. The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) INDEX WHICH, IN RETURN, IS AN UNMANAGED INDEX THAT INCLUDES THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION. RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. AN INVESTMENT CANNOT BE MADE DIRECTLY INTO AN INDEX.

VALUE EQUITY FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Unaudited)


COMMON STOCKS (90.4%)+
                                    SHARES        VALUE
                                  ------------------------
ALUMINUM (2.7%)
Alcoa Inc. .....................     111,072   $  4,598,381
                                               ------------
BANKS (13.3%)
Bank of America Corp. ..........      47,900      2,682,400
FleetBoston Financial Corp. ....     137,116      5,261,141
J.P. Morgan Chase & Co. ........     113,040      5,423,659
PNC Financial Services Group,
 Inc. (The).....................      83,200      5,413,824
Washington Mutual, Inc. ........      73,600      3,674,848
                                               ------------
                                                 22,455,872
                                               ------------
CHEMICALS (1.4%)
Air Products and Chemicals,
 Inc. ..........................      56,400      2,424,636
                                               ------------
COMPUTER SOFTWARE & SERVICES (0.6%)
Computer Sciences Corp. (a).....      24,500        872,935
                                               ------------
COMPUTER SYSTEMS (6.3%)
Apple Computer, Inc. (a)........      33,200        846,268
Compaq Computer Corp. ..........      51,000        892,500
Gateway, Inc (a)................     133,400      2,534,600
International Business Machines
 Corp. .........................      35,800      4,122,012
Unisys Corp. (a)................     189,400      2,280,376
                                               ------------
                                                 10,675,756
                                               ------------
CONGLOMERATES (1.2%)
Textron, Inc. ..................      37,600      1,993,552
                                               ------------
ELECTRONICS--DEFENSE (1.9%)
Raytheon Co. Class B............     109,900      3,245,347
                                               ------------
ELECTRONICS--SEMICONDUCTORS (1.7%)
Advanced Micro Devices, Inc
 (a)............................      36,400      1,128,400
Intel Corp. ....................      14,400        445,104
Motorola, Inc. .................      79,200      1,231,560
                                               ------------
                                                  2,805,064
                                               ------------
FINANCE (7.1%)
American General Corp. .........      75,900      3,309,999
Citigroup Inc. .................     136,933      6,730,257
Morgan Stanley Dean Witter &
 Co. ...........................      31,000      1,946,490
                                               ------------
                                                 11,986,746
                                               ------------
FOOD (2.5%)
Heinz (H.J.) Co. ...............     108,100      4,232,115
                                               ------------
HEALTH CARE--MISCELLANEOUS (1.3%)
Tenet Healthcare Corp. (a)......      49,200      2,196,288
                                               ------------
HOUSEHOLD PRODUCTS (3.6%)
Kimberly-Clark Corp. ...........      66,000      3,920,400
Procter & Gamble Co. (The)......      36,600      2,197,830
                                               ------------
                                                  6,118,230
                                               ------------

                                      SHARES       VALUE
                                  -------------------------
INSURANCE (3.9%)
Allstate Corp. (The)............      80,300   $  3,352,525
Lincoln National Corp. .........      71,300      3,291,208
                                               ------------
                                                  6,643,733
                                               ------------
INVESTMENT BANK/BROKERAGE (1.7%)
Goldman Sachs Group, Inc.
 (The)..........................      31,200      2,842,320
                                               ------------
MACHINERY (2.2%)
Ingersoll-Rand Co. .............      80,600      3,788,200
                                               ------------
MANUFACTURING (3.8%)
American Standard Cos. Inc.
 (a)............................     106,500      6,416,625
                                               ------------
NATURAL GAS DISTRIBUTORS & PIPELINES (3.1%)
El Paso Corp. ..................      77,262      5,315,625
                                               ------------
OIL & GAS SERVICES (3.4%)
Burlington Resources Inc. ......      55,100      2,601,271
Unocal Corp. ...................      83,000      3,167,280
                                               ------------
                                                  5,768,551
                                               ------------
OIL--INTEGRATED DOMESTIC (3.3%)
Phillips Petroleum Co. .........      66,400      3,957,440
Sunoco, Inc. ...................      41,800      1,589,236
                                               ------------
                                                  5,546,676
                                               ------------
OIL--INTEGRATED INTERNATIONAL (8.7%)
Chevron Corp. ..................      54,900      5,301,144
Exxon Mobil Corp. ..............      66,600      5,900,760
Texaco Inc. ....................      48,900      3,534,492
                                               ------------
                                                 14,736,396
                                               ------------
PAPER & FOREST PRODUCTS (2.5%)
International Paper Co. ........     108,400      4,247,112
                                               ------------
RESTAURANTS (2.6%)
McDonald's Corp. ...............     159,100      4,375,250
                                               ------------
RETAIL (2.1%)
Sears, Roebuck & Co. ...........      98,500      3,629,725
                                               ------------
TELECOMMUNICATIONS (1.5%)
AT&T Corp. .....................     113,800      2,535,464
                                               ------------
TELEPHONE (8.0%)
Alltel Corp. ...................      49,100      2,681,351
SBC Communications Inc. ........     114,700      4,731,375
Verizon Communications Inc. ....     110,500      6,085,235
                                               ------------
                                                 13,497,961
                                               ------------
Total Common Stocks
 (Cost $157,822,288)............                152,948,560
                                               ------------


------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

SHORT-TERM INVESTMENTS (8.8%)
                                   PRINCIPAL
                                    AMOUNT         VALUE
                                  -------------------------
COMMERCIAL PAPER (8.8%)
American Express Credit Corp.
 4.96%, due 5/3/01..............  $6,040,000   $  6,038,333
Prudential Funding LLC
 4.46%, due 5/7/01..............   6,000,000      5,995,537
UBS Finance Delaware LLC
 4.65%, due 5/1/01..............   2,935,000      2,935,000
                                               ------------
Total Short-Term Investments
 (Cost $14,968,870).............                 14,968,870
                                               ------------
Total Investments
 (Cost $172,791,158) (b)........        99.2%   167,917,430(c)
Cash And Other Assets,
 Less Liabilities...............         0.8      1,321,475
                                  ----------   ------------
Net Assets......................       100.0%  $169,238,905
                                  ==========   ============

------------
(a)  Non-income producing security.
(b)  The cost for federal income tax purposes is $176,947,843.
(c) At April 30, 2001 net unrealized depreciation was $9,030,413, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $7,852,286 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $16,882,699.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2001
(Unaudited)


ASSETS:
 Investment in securities, at value (identified
   cost $172,791,158).............................  $167,917,430
 Cash.............................................         2,723
 Receivables:
   Investment securities sold.....................     5,461,545
   Dividends......................................       245,206
   Fund shares sold...............................        33,593
                                                    ------------
       Total assets...............................   173,660,497
                                                    ------------
LIABILITIES:
 Payables:
   Investment securities purchased................     4,108,497
   Manager........................................        86,496
   Transfer agent.................................        67,177
   Fund shares redeemed...........................        46,385
   Custodian......................................        22,404
 Accrued expenses.................................        90,633
                                                    ------------
       Total liabilities..........................     4,421,592
                                                    ------------
 Net assets.......................................  $169,238,905
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share) 1
   billion shares authorized
   No-Load Class..................................  $     11,774
   Service Class..................................           398
 Additional paid-in capital.......................   105,355,729
 Accumulated undistributed net investment
   income.........................................     2,583,156
 Accumulated undistributed net realized gain on
   investments....................................    66,161,576
 Net unrealized depreciation on investments.......    (4,873,728)
                                                    ------------
 Net assets.......................................  $169,238,905
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $163,713,473
                                                    ============
 Shares of capital stock outstanding..............    11,773,738
                                                    ============
 Net asset value per share outstanding............  $      13.90
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $  5,525,432
                                                    ============
 Shares of capital stock outstanding..............       397,859
                                                    ============
 Net asset value per share outstanding............  $      13.89
                                                    ============


STATEMENT OF OPERATIONS
For the six months ended April 30, 2001
(Unaudited)


INVESTMENT INCOME:
 Income:
   Dividends......................................  $  5,519,796
   Interest.......................................     1,180,723
                                                    ------------
       Total income...............................     6,700,519
                                                    ------------
 Expenses:
   Manager........................................     2,520,029
   Transfer agent.................................       189,283
   Professional...................................        45,806
   Custodian......................................        28,228
   Registration...................................        25,420
   Shareholder communication......................        13,520
   Directors......................................         9,398
   Service........................................         6,917
   Miscellaneous..................................        20,624
                                                    ------------
       Total expenses before
        reimbursement.............................     2,859,225
   Expense reimbursement from Manager.............       (65,028)
                                                    ------------
       Net expenses...............................     2,794,197
                                                    ------------
 Net investment income............................     3,906,322
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain on investments.................    70,321,189
 Net change in unrealized appreciation on
   investments....................................   (68,845,572)
                                                    ------------
 Net realized and unrealized gain on investments..     1,475,617
                                                    ------------
 Net increase in net assets resulting from
   operations.....................................  $  5,381,939
                                                    ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

VALUE EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2001 (Unaudited) and the year ended October 31, 2000

                                                                  2001            2000
                                                              -------------   -------------
DECREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $   3,906,322   $   7,805,048
    Net realized gain on investments and foreign currency
     forward contracts......................................     70,321,189      40,510,962
    Net change in unrealized appreciation (depreciation) on
     investments and foreign currency forward contracts.....    (68,845,572)     26,609,918
                                                              -------------   -------------
    Net increase in net assets resulting from operations....      5,381,939      74,925,928
                                                              -------------   -------------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................     (8,051,850)     (6,415,828)
      Service Class.........................................        (47,899)        (42,011)
    From net realized gain on investments:
      No-Load Class.........................................    (16,561,251)             --
      Service Class.........................................       (127,178)             --
                                                              -------------   -------------
        Total dividends and distributions to shareholders...    (24,788,178)     (6,457,839)
                                                              -------------   -------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................     20,294,282      38,902,953
      Service Class.........................................        369,566         724,538
    Net asset value of shares issued to shareholders in
     reinvestment of dividends and distributions:
      No-Load Class.........................................     24,598,699       6,412,685
      Service Class.........................................        175,077          41,327
                                                              -------------   -------------
                                                                 45,437,624      46,081,503
    Cost of shares redeemed:
      No-Load Class.........................................   (604,729,404)   (111,666,061)
      Service Class.........................................       (763,046)     (2,900,964)
                                                              -------------   -------------
      Decrease in net assets derived from capital share
       transactions.........................................   (560,054,826)    (68,485,522)
                                                              -------------   -------------
      Net decrease in net assets............................   (579,461,065)        (17,433)
NET ASSETS:
  Beginning of period.......................................    748,699,970     748,717,403
                                                              -------------   -------------
  End of period.............................................  $ 169,238,905   $ 748,699,970
                                                              =============   =============
  Accumulated undistributed net investment income at end of
    period..................................................  $   2,583,156   $   6,776,583
                                                              =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                              NO-LOAD       SERVICE       NO-LOAD       SERVICE       NO-LOAD       SERVICE
                                               CLASS         CLASS         CLASS         CLASS         CLASS         CLASS
                                              --------      --------      --------      --------      --------      --------
                                                                                                         JANUARY 1, 1999
                                                 SIX MONTHS ENDED               YEAR ENDED                   THROUGH
                                                 APRIL 30, 2001**            OCTOBER 31, 2000           OCTOBER 31, 1999*
                                              ----------------------      ----------------------      ----------------------
Net asset value at beginning of period......  $ 14.00       $  13.97      $ 12.69       $  12.66      $ 11.76       $  11.76
                                              --------      --------      --------      --------      --------      --------
Net investment income.......................     0.09(c)        0.07(c)      0.15           0.10         0.09           0.06
Net realized and unrealized gain (loss) on
 investments................................     0.27           0.28         1.27           1.28         0.84           0.84
                                              --------      --------      --------      --------      --------      --------
Total from investment operations............     0.36           0.35         1.42           1.38         0.93           0.90
                                              --------      --------      --------      --------      --------      --------
Less dividends and distributions:
From net investment income..................    (0.15)         (0.12)       (0.11)         (0.07)       (0.00)(a)      (0.00)(a)
From net realized gain on investments.......    (0.31)         (0.31)          --             --           --             --
In excess of net realized gain on
 investments................................       --             --           --             --           --             --
                                              --------      --------      --------      --------      --------      --------
Total dividends and distributions...........    (0.46)         (0.43)       (0.11)         (0.07)       (0.00)(a)      (0.00)(a)
                                              --------      --------      --------      --------      --------      --------
Net asset value at end of period............  $ 13.90       $  13.89      $ 14.00       $  13.97      $ 12.69       $  12.66
                                              ========      ========      ========      ========      ========      ========
Total investment return.....................     2.68%(b)       2.58%(b)    11.31%         11.00%        7.91%(b)       7.65%(b)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income......................     1.32%+         1.57%+       1.12%          0.87%        0.84%+         0.59%+
 Net expenses...............................     0.94%+         1.19%+       0.94%          1.19%        0.96%+         1.21%+
 Expenses (before reimbursement)............     0.96%+         1.21%+       0.94%          1.19%        0.96%+         1.21%+
Portfolio turnover rate.....................       54%            54%          96%            96%          49%            49%
Net assets at end of period (in 000's)......  $163,714      $  5,525      $742,924      $  5,776      $$741,300     $  7,418

------------
 * The Fund changed its fiscal year end from December 31 to October 31. ** Unaudited.
 +  Annualized.
(a) Less than one cent per share.
(b) Total return is not annualized.
(c) Per share data based on average shares outstanding during the period.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

     NO-LOAD    SERVICE    NO-LOAD    SERVICE    NO-LOAD    SERVICE    NO-LOAD    SERVICE
      CLASS      CLASS      CLASS      CLASS      CLASS      CLASS      CLASS      CLASS
     --------   --------   --------   --------   --------   --------   --------   --------
                                    YEAR ENDED DECEMBER 31
     -------------------------------------------------------------------------------------
            1998                  1997                  1996                  1995
     -------------------   -------------------   -------------------   -------------------
     $  16.36   $  16.35   $  15.87   $  15.85   $  14.43   $  14.43   $  11.58   $  11.58
     --------   --------   --------   --------   --------   --------   --------   --------
         0.18       0.14       0.23       0.16       0.25       0.23       0.21       0.20
        (1.58)     (1.57)      3.31       3.32       2.98       2.96       3.20       3.20
     --------   --------   --------   --------   --------   --------   --------   --------
        (1.40)     (1.43)      3.54       3.48       3.23       3.19       3.41       3.40
     --------   --------   --------   --------   --------   --------   --------   --------
        (0.18)     (0.14)     (0.23)     (0.16)     (0.25)     (0.23)     (0.21)     (0.20)
        (2.90)     (2.90)     (2.82)     (2.82)     (1.54)     (1.54)     (0.35)     (0.35)
        (0.12)     (0.12)        --         --         --         --         --         --
     --------   --------   --------   --------   --------   --------   --------   --------
        (3.20)     (3.16)     (3.05)     (2.98)     (1.79)     (1.77)     (0.56)     (0.55)
     --------   --------   --------   --------   --------   --------   --------   --------
     $  11.76   $  11.76   $  16.36   $  16.35   $  15.87   $  15.85   $  14.43   $  14.43
     ========   ========   ========   ========   ========   ========   ========   ========
        (8.10%)    (8.30%)    22.63%     22.28%     22.41%     22.10%     29.42%     29.32%
         1.04%      0.79%      1.30%      1.05%      1.70%      1.45%      1.64%      1.39%
         0.98%      1.23%      0.93%      1.18%      0.92%      1.17%      0.93%      1.18%
         0.98%      1.23%      0.93%      1.18%      0.92%      1.17%      0.93%      1.18%
           76%        76%        66%        66%        50%        50%        51%        51%
     $800,993   $  9,740   $984,220   $ 11,010   $821,725   $ 14,752   $603,749   $  3,213

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Indexed Equity Fund
--------------------------------------------------------------------------------

For the six months ended April 30, 2001, several factors influenced the U.S. stock market. During this period, profits fell for the first time since 1998 and evidence emerged that the economy was growing at its slowest pace in five and a half years. Excess capacity, large inventories, reduced consumer demand, and higher energy prices were among the factors that caused layoffs, as companies lowered their earnings estimates. The result was a retreat from the information-technology sector, as prices in technology-laden indices fell to more reasonable valuations.

The rapid decline in economic growth did not go unnoticed by the Federal Reserve. To keep the hoped-for "soft landing" from turning into a recession, the Fed lowered the targeted federal funds rate from 6.50% to 4.50% in a series of four 50 basis-point easing moves during the first four months of 2001.

Throughout most of the six-month period, value equities outperformed growth stocks. The trend reversed in April, as growth stocks regained momentum when Federal Reserve easing policy finally began to reflect the market's expectation level.

PERFORMANCE REVIEW

For the six months ended April 30, 2001, Eclipse Indexed Equity Fund returned -11.99% for No-Load Class shares and -12.09% for Service Class shares. Both share classes outperformed the -12.23% return of the average Lipper(1) S&P 500 index objective fund for the six-month period. No-Load Class shares outperformed and Service Class shares underperformed the -12.07% return of the S&P 500 Index(2) for the six months ended April 30, 2001. Since the Fund incurs real-world expenses that a hypothetical index does not, some underperformance is generally to be expected. The timing of specific transactions, particularly for companies that underwent major capitalization changes, may help to explain why No-Load Class shares outperformed the Index.

The Fund's No-Load Class shares and Service Class shares were both rated four stars overall out of 4,363 domestic equity funds by Morningstar(3) as of April 30, 2001. Both share classes were rated three stars out of 4,363 domestic equity funds for the three-year period then ended and four stars out of 2,683 domestic equity funds for the five-year period then ended. No-Load Class shares were rated four stars out of 847 domestic equity funds for the 10-year period ended April 30, 2001.

LEADERS AND LAGGARDS

The best-performing industries during the reporting period based on total return alone were engineering and construction (+102.2%), aluminum (+43.2%), tobacco (+36.0%), textiles (+34.6%), and specialty printing (+33.6%). Taking both returns and weightings in the Index into consideration, however, the lineup was somewhat different. On this basis, retail stores--general, with a 17.69% total return, led the pack due to its sizeable Index weighting as of April 30, 2001. Tobacco was second, with more than twice the total return (+35.98%), but less than half the Index weighting at the end of the reporting period. Taking both weightings and total returns into account, electric companies, money-center banks, and specialty retail stores rounded out the top five industries for the reporting period.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Index funds seek to match their respective indices, unlike other funds which generally seek to beat an index or indices.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(2) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell, or promote the Fund or represent the advisability of investing in the Fund. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.
(3) Morningstar, Inc. is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance, taking into account fees and other sales charges, and may change monthly. Its ratings of one (low) to five (high) stars are based on a fund's three-, five-, and 10-year (if applicable) average annual returns with fee adjustments in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The Overall Morningstar Rating(TM) represents a weighted average of a fund's three-, five-, and 10-year (if applicable) risk-adjusted performance. The top 10% of the funds in a broad asset class receive five stars and the next 22.5% receive four stars.

--------------------------------------------------------------------------------

The best-performing companies for the six-month reporting period based on total return alone were Conseco (+174.3%), CIT Group (+110.5%), Fluor (+110.0%), Freeport McMoRan Copper & Gold (+78.4%), and J.C. Penney (+73.4%). Taking both weightings and total returns into account, however, the companies that made the greatest positive contribution to the Index over the reporting period were Philip Morris, IBM, Wal-Mart Stores, Bank of America, and Alcoa. Of these companies, only IBM and Wal-Mart Stores accounted for more than 1% of the Index on April 30, 2001. Among the top five positive contributors to Index performance over the reporting period, Alcoa had the highest total return (+44.31%), but the lowest weighting in the Index.

The worst-performing industries in the S&P 500 Index over the six months ended April 30, 2001, were communications equipment (-63.1%), electronic defense (-63.0%), computer systems (-35.7%), electronic semiconductors (-30.3%), and insurance brokers (-24.8%). Taking both total returns and Index weightings into account, the worst-performing industry, communications equipment, also had the largest weighting in the Index. It was followed by the second-largest industry in the Index, computer systems, then electronic semiconductors, computer software, and electric equipment. Each of these industries was among the top ten in terms of Index weightings as of April 30, 2001, causing any negative returns to have a substantial negative impact on Index performance.

INDEX CHANGES

During the six months ended April 30, 2001, there were several changes in the S&P 500 Index, due to mergers, acquisitions, divestitures, recapitalizations, and reassessments of which companies best represent the overall makeup of the U.S. economy. Within the reporting period, 28 companies were deleted from the Index, including such well-known names as PaineWebber Group, Seagate Technology, Bethlehem Steel, Owens-Illinois, Union Carbide, and Summit Bancorp. Among the 28 additions to the Index over the reporting period were other familiar names, including Calpine, Allegheny Technologies, Intuit, MetLife, KinderMorgan, Fluor, and Noble Drilling.

When such changes are made to the Index, the timing of purchases and sales can impact Fund performance. During the reporting period, the Fund was able to propitiously time some of its purchases and sales, which helped No-Load Class shares outperform the Index.

LOOKING AHEAD

The impact of Federal Reserve easing is beginning to be felt in the economy. If lower capital costs bring the intended benefits, we may see an improvement in the outlook for growth stocks over the coming months. While high energy prices continue to weigh heavily on corporate profitability and energy problems around the nation remain largely unresolved, we believe that market forces will continue to move toward a resolution of the most pressing issues first.

Whatever the markets or the economy may bring, the Fund will continue to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500 Index.

JEFFERSON C. BOYCE
STEPHEN B. KILLIAN
Portfolio Managers
New York Life Investment Management LLC

                          $10,000 INVESTED IN ECLIPSE
                      INDEXED EQUITY FUND VS S&P 500 INDEX
                              NO-LOAD CLASS SHARES
[No-Load Class Shares Line Graph]

                                                                    INDEXED EQUITY FUND                   S&P 500 INDEX
                                                                    -------------------                   -------------
1/2/91                                                                    10000.00                           10000.00
91                                                                        12980.00                           13047.00
92                                                                        13913.00                           14040.00
93                                                                        15222.00                           15456.00
94                                                                        15359.00                           15660.00
95                                                                        21024.00                           21546.00
96                                                                        25768.00                           26493.00
97                                                                        34241.00                           35331.00
98                                                                        44041.00                           45427.00
99                                                                        53215.00                           54993.00
00                                                                        48365.00                           49984.00
01 as of 4/30/01                                                          45924.00                           47479.00


                          $10,000 INVESTED IN ECLIPSE
                      INDEXED EQUITY FUND VS S&P 500 INDEX
                              SERVICE CLASS SHARES
[Service Class Shares Line Graph]

                                                                    INDEXED EQUITY FUND                   S&P 500 INDEX
                                                                    -------------------                   -------------
1/2/91                                                                    10000.00                           10000.00
91                                                                        12980.00                           13047.00
92                                                                        13913.00                           14040.00
93                                                                        15222.00                           15456.00
94                                                                        15359.00                           15660.00
95                                                                        20995.00                           21546.00
96                                                                        25659.00                           26493.00
97                                                                        34024.00                           35331.00
98                                                                        43632.00                           45427.00
99                                                                        52612.00                           54993.00
00                                                                        47700.00                           49984.00
01 as of 4/30/01                                                          45253.00                           47479.00

Source: Lipper Inc., 4/30/01

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 1/2/91.

                                                TOTAL RETURN(*)       AVERAGE ANNUAL TOTAL RETURN(*)
                PERFORMANCE                   AS OF APRIL 30, 2001         AS OF APRIL 30, 2001
------------------------------------------------------------------------------------------------------
                                                SIX-MONTH PERIOD     ONE YEAR   FIVE YEARS   TEN YEARS
------------------------------------------------------------------------------------------------------
Indexed Equity Fund No-Load Class                    -11.99%          -12.86%     15.39%       14.89%
Indexed Equity Fund Service Class(+)                 -12.09           -13.05      15.10        14.72
Average Lipper S&P 500 index objective
 fund(++)                                            -12.23           -13.40      15.05        14.81
S&P 500 Index(sec.)                                  -12.07           -12.97      15.56        15.25

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]
                                TOTAL RETURN(*)

                                                              YEAR END DECEMBER 31
                                                              --------------------
                                                                                                                   TEN MONTHS
                                                                                                                      ENDED
                                                                                                                   OCTOBER 31
                     1991         1992        1993        1994        1995        1996        1997        1998        1999
                     ----         ----        ----        ----        ----        ----        ----        ----        ----
                     29.8%        7.19%       9.41%       0.90%       36.88%      22.57%      32.88%      28.62%      11.80%

                     YEAR END DECEMBER 31
                     --------------------
                                  SIX MONTHS
                   YEAR ENDED       ENDED
                   OCTOBER 31     OCTOBER 31
                     2000            2001
                     ----            ----
                     5.98%          -11.99%

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

(*) Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

(+) Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception (1/2/91) up to 12/31/94. Performance figures for these two classes will vary after this date based on differences in their expense structures.

(++) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

(sec.) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell, or promote the Fund or represent the advisability of investing in the Fund. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

                                                              ECLIPSE FUNDS INC.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Unaudited)

COMMON STOCKS (98.8%)+
                                SHARES         VALUE
                              ----------------------------
AEROSPACE/DEFENSE (1.2%)
Boeing Co. (The)............      57,574    $  3,558,073
General Dynamics Corp. .....      13,844       1,067,096
Goodrich (B.F.) Co. (The)...       7,098         279,661
Lockheed Martin Corp. ......      29,808       1,048,050
Northrop Grumman
 Corp. .....................       5,865         529,316
Rockwell International
 Corp. .....................      12,972         584,129
United Technologies
 Corp. .....................      32,702       2,553,372
                                            ------------
                                               9,619,697
                                            ------------
AIRLINES (0.2%)
AMR Corp. (a)...............      10,479         399,355
Delta Air Lines, Inc. ......       8,641         380,463
Southwest Airlines Co. .....      52,018         947,248
US Airways Group, Inc.
 (a)........................       4,636         129,344
                                            ------------
                                               1,856,410
                                            ------------
ALUMINUM (0.4%)
Alcan Inc. .................      21,970         977,665
Alcoa Inc. .................      60,050       2,486,070
                                            ------------
                                               3,463,735
                                            ------------
AUTO PARTS & EQUIPMENT (0.2%)
Cooper Tire & Rubber
 Co. .......................       5,212          62,752
Delphi Automotive Systems
 Corp. .....................      39,787         592,826
Genuine Parts Co. ..........      12,497         337,419
Goodyear Tire & Rubber Co.
 (The)......................      11,039         272,995
Visteon Corp. ..............       9,225         152,489
                                            ------------
                                               1,418,481
                                            ------------
AUTOMOBILES (0.7%)
Ford Motor Co. .............     128,067       3,775,415
General Motors Corp. .......      37,906       2,077,628
                                            ------------
                                               5,853,043
                                            ------------
BANKS--MAJOR REGIONAL (4.1%)
AmSouth Bancorp.............      26,352         451,937
Bank of New York Co., Inc.
 (The)......................      51,149       2,567,680
Bank One Corp. .............      80,207       3,029,418
BB&T Corp. .................      27,487         973,589
Comerica, Inc. .............      12,299         632,537
FifthThird Bancorp..........      39,235       2,109,274
FleetBoston Financial
 Corp. .....................      74,782       2,869,385
Huntington Bancshares,
 Inc. ......................      17,247         259,912
KeyCorp.....................      29,571         685,456
Mellon Financial Corp. .....      34,091       1,395,345
National City Corp. ........      42,375       1,153,024
NorthernTrust Corp. ........      15,429       1,003,348
PNC Financial Services
 Group, Inc. (The)..........      20,045       1,304,328
Regions Financial Corp. ....      16,775         510,799
SouthTrust Corp. ...........      11,905         566,083

                                  SHARES         VALUE
                              ----------------------------
BANKS--MAJOR REGIONAL (CONTINUED)
State Street Corp. .........      11,226    $  1,165,034
SunTrust Banks, Inc. .......      20,441       1,298,003
Synovus Financial Corp. ....      19,153         551,223
Union Planters Corp. .......       9,560         363,376
U.S. Bancorp................     133,071       2,818,444
Wachovia Corp. .............      14,445         878,256
Wells Fargo Co. ............     118,002       5,542,554
                                            ------------
                                              32,129,005
                                            ------------
BANKS--MONEY CENTER (1.9%)
Bank of America Corp. ......     112,411       6,295,016
First Union Corp. ..........      68,040       2,039,159
J.P. Morgan Chase & Co. ....     131,395       6,304,332
                                            ------------
                                              14,638,507
                                            ------------
BANKS--SAVINGS & LOANS (0.4%)
Charter One Financial,
 Inc. ......................      14,681         430,153
Golden West Financial
 Corp. .....................      11,155         654,799
Washington Mutual, Inc. ....      40,397       2,017,022
                                            ------------
                                               3,101,974
                                            ------------
BEVERAGES--ALCOHOLIC (0.4%)
Anheuser-Busch Cos.,
 Inc. ......................      62,648       2,505,294
Brown-Forman Corp. Class B..       4,744         288,435
Coors (Adolph) Co.
 Class B....................       2,583         134,316
                                            ------------
                                               2,928,045
                                            ------------
BEVERAGES--SOFT DRINKS (1.6%)
Coca-Cola Co. (The) (c).....     171,719       7,931,701
Coca-Cola Enterprises
 Inc. ......................      28,816         522,434
PepsiCo, Inc. ..............      99,657       4,365,973
                                            ------------
                                              12,820,108
                                            ------------
BROADCAST/MEDIA (0.7%)
Clear Channel
 Communications, Inc. (a)...      40,603       2,265,648
Comcast Corp. Special Class
 A (a)......................      64,885       2,849,100
Univision Communications
 Inc. Class A (a)...........      14,500         633,795
                                            ------------
                                               5,748,543
                                            ------------
BUILDING MATERIALS (0.2%)
Masco Corp. ................      31,013         713,299
Sherwin-Williams Co.
 (The)......................      11,553         242,382
Vulcan Materials Co. .......       7,102         328,325
                                            ------------
                                               1,284,006
                                            ------------
CHEMICALS (1.0%)
Air Products & Chemicals,
 Inc. ......................      16,206         696,696
Dow Chemical Co. (The)......      62,099       2,077,212
Du Pont (E.I.) de Nemours &
 Co. .......................      72,438       3,273,473
Eastman Chemical Co. .......       5,412         288,135
Hercules, Inc. (a)..........       7,082          84,630
Praxair, Inc. ..............      11,155         527,966
Rohm & Haas Co. ............      15,270         524,830
                                            ------------
                                               7,472,942
                                            ------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2001 (Unaudited)

COMMON STOCKS (CONTINUED)
                                 SHARES         VALUE
                              ----------------------------
CHEMICALS--DIVERSIFIED (0.2%)
Avery Dennison Corp. .......       7,935    $    444,915
Engelhard Corp. ............       8,868         227,996
FMC Corp. (a)...............       2,117         151,768
Jabil Circuit Inc. (a)......      13,247         384,693
PPG Industries, Inc. .......      11,732         623,556
                                            ------------
                                               1,832,928
                                            ------------
CHEMICALS--SPECIALTY (0.1%)
Great Lakes Chemical
 Corp. .....................       3,827         120,282
Sigma-Aldrich Corp. ........       5,366         247,051
                                            ------------
                                                 367,333
                                            ------------
COMMUNICATIONS--EQUIPMENT
 MANUFACTURERS (3.1%)
ADC Telecommunications, Inc.
 (a)........................      53,889         404,706
Andrew Corp. (a)............       5,775         101,178
Avaya Inc. (a)..............      19,449         287,651
Cabletron Systems, Inc.
 (a)........................      12,852         201,519
Cisco Systems, Inc. (a).....     502,522       8,532,824
Comverse Technology, Inc.
 (a)........................      11,427         782,749
Corning Inc. ...............      63,842       1,402,609
JDS Uniphase Corp. (a)......      89,790       1,919,710
Lucent Technologies Inc. ...     235,059       2,352,941
Network Appliance, Inc.
 (a)........................      21,966         499,731
Nortel Networks Corp. ......     219,728       3,361,838
QUALCOMM, Inc. (a)..........      52,020       2,983,867
Scientific-Atlanta, Inc. ...      11,161         644,325
Tellabs, Inc. (a)...........      28,534       1,001,829
                                            ------------
                                              24,477,477
                                            ------------
COMPUTER SOFTWARE & SERVICES (6.3%)
Adobe Systems Inc. .........      16,718         750,973
Autodesk, Inc. .............       4,142         144,390
Automatic Data Processing,
 Inc. ......................      43,820       2,377,235
BMC Software, Inc. (a)......      16,738         404,892
BroadVision, Inc. (a).......      18,691         119,435
Citrix Systems, Inc. (a)....      12,409         352,416
Computer Associates
 International, Inc. .......      40,313       1,297,675
Computer Sciences Corp.
 (a)........................      11,692         416,586
Compuware Corp. (a).........      25,456         261,688
Concord EFS, Inc. (a).......      14,900         693,595
Electronic Data Systems
 Corp. .....................      32,573       2,100,959
Equifax Inc. ...............       9,941         328,749
First Data Corp. ...........      27,451       1,851,295
Fiserv, Inc. (a)............       8,600         475,924
Intuit Inc. ................      14,109         452,052
Mercury Interactive Corp.
 (a)........................       5,541         366,537
Microsoft Corp. (a)(c)......     369,269      25,017,975
Novell, Inc. (a)............      23,234         111,059
Oracle Corp. (a)............     385,815       6,234,770
Parametric Technology Corp.
 (a)........................      19,523         222,562
Paychex, Inc. ..............      25,978         897,800
PeopleSoft, Inc. (a)........      19,358         717,020
Sabre Holdings Corp. (a)....       9,133         455,371

                                 SHARES         VALUE
                              ----------------------------
COMPUTER SOFTWARE & SERVICES (CONTINUED)
Sapient Corp. (a)...........       8,221    $    110,572
Siebel Systems, Inc. (a)....      29,805       1,358,512
VERITAS Software
 Corp. (a)..................      28,188       1,680,287
Yahoo! Inc. (a).............      38,398         774,872
                                            ------------
                                              49,975,201
                                            ------------
COMPUTER SYSTEMS (4.7%)
Apple Computer, Inc. (a)....      22,799         581,147
Compaq Computer Corp. ......     116,634       2,041,095
Dell Computer Corp. (a).....     178,694       4,697,865
EMC Corp. (a)...............     151,132       5,984,827
Gateway Inc. (a)............      22,437         426,303
Hewlett-Packard Co. ........     133,499       3,795,377
International Business
 Machines Corp. ............     121,210      13,956,120
Lexmark International Group,
 Inc. (a)...................       8,894         546,358
NCR Corp. (a)...............       6,711         315,484
Palm, Inc. (a)..............      39,267         314,529
Sun Microsystems, Inc.
 (a)........................     225,094       3,853,609
Unisys Corp. (a)............      21,608         260,160
                                            ------------
                                              36,772,874
                                            ------------
CONGLOMERATES (0.1%)
Textron Inc. ...............      10,117         536,403
                                            ------------
CONTAINERS--METAL & GLASS (0.0%) (B)
Ball Corp. .................       2,102          96,692
                                            ------------
CONTAINERS--PAPER (0.1%)
Bemis Co., Inc. ............       3,774         141,940
Pactiv Corp. (a)............      11,946         167,005
Temple-Inland, Inc. ........       3,682         187,782
                                            ------------
                                                 496,727
                                            ------------
COSMETICS/PERSONAL CARE (0.4%)
Alberto-Culver Co. Class
 B..........................       3,921         159,741
Avon Products, Inc. ........      16,623         703,485
Gillette Co. (The)..........      72,971       2,069,458
International Flavors &
 Fragrances Inc. ...........       7,280         179,962
                                            ------------
                                               3,112,646
                                            ------------
ELECTRIC POWER COMPANIES (2.4%)
Allegheny Energy, Inc. .....       7,659         391,834
Ameren Corp. ...............       9,606         403,164
American Electric Power Co.,
 Inc. ......................      22,494       1,109,854
Cinergy Corp. ..............      11,204         388,555
CMS Energy Corp. ...........       9,090         284,517
Consolidated Edison,
 Inc. ......................      14,806         553,892
Constellation Energy Group,
 Inc. ......................      11,250         537,075
Dominion Resources, Inc. ...      16,489       1,129,332
DTE Energy Co. .............      10,068         422,051
Duke Energy Corp. ..........      52,905       2,473,838
Edison International
 Inc. (a)...................      23,256         229,072
Entergy Corp. ..............      15,565         630,383
Exelon Corp. ...............      22,087       1,525,107

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

COMMON STOCKS (CONTINUED)
                                 SHARES         VALUE
                              ----------------------------
ELECTRIC POWER COMPANIES (CONTINUED)
First Energy Corp. .........      16,019    $    485,376
FPL Group, Inc. ............      12,287         735,991
GPU, Inc. ..................       8,546         284,667
Mirant Corp. (a)............      23,452         956,842
Niagara Mohawk Holdings,
 Inc. (a)...................      11,241         188,961
PG & E Corp. (a)............      27,189         243,885
Pinnacle West Capital
 Corp. .....................       6,055         303,900
PPL Corp. ..................      10,092         555,060
Progress Energy Inc. .......      14,320         633,517
Public Service Enterprise
 Group, Inc. ...............      14,991         696,182
Reliant Energy, Inc. .......      20,359       1,008,788
Southern Co. (The)..........      46,910       1,097,225
TXU Corp. ..................      17,945         788,862
Xcel Energy Inc. ...........      23,692         739,190
                                            ------------
                                              18,797,120
                                            ------------
ELECTRICAL EQUIPMENT (4.9%)
American Power Conversion
 Corp. (a)..................      13,540         191,591
Cooper Industries, Inc. ....       6,590         246,268
Emerson Electric Co. .......      29,821       1,987,570
General Electric Co. (c)....     685,875      33,285,514
Grainger (W.W.), Inc. ......       6,541         253,660
Molex, Inc. ................      13,651         551,364
Power-One, Inc. (a).........       5,131          89,844
Sanmina Corp. (a)...........      21,010         612,441
Solectron Corp. (a).........      44,469       1,131,736
Symbol Technologies,
 Inc. ......................      15,172         477,934
Thomas & Betts Corp. .......       4,076          84,251
                                            ------------
                                              38,912,173
                                            ------------
ELECTRONICS--DEFENSE (0.1%)
Raytheon Co. Class B........      23,609         697,174
                                            ------------
ELECTRONICS--INSTRUMENTATION (0.2%)
Agilent Technologies Inc.
 (a)........................      31,636       1,234,121
PerkinElmer, Inc. ..........       3,422         228,966
Tektronix, Inc. (a).........       6,731         162,890
                                            ------------
                                               1,625,977
                                            ------------
ELECTRONICS--SEMICONDUCTORS (4.7%)
Adaptec, Inc. (a)...........       7,247          81,456
Advanced Micro Devices, Inc.
 (a)........................      21,781         675,211
Altera Corp. (a)............      27,910         705,844
Analog Devices, Inc. (a)....      24,743       1,170,591
Applied Materials, Inc.
 (a)........................      55,865       3,050,229
Applied Micro Circuits Corp.
 (a)........................      20,520         533,930
Broadcom Corp.
 Class A (a)................      16,356         679,755
Conexant Systems, Inc.
 (a)........................      16,922         181,912
Intel Corp. ................     464,752      14,365,484
KLA-Tencor Corp. (a)........      13,047         717,063
Linear Technology Corp. ....      21,732       1,044,006
LSI Logic Corp. (a).........      22,170         453,820
Maxim Integrated Products,
 Inc. (a)...................      22,365       1,142,852

                                 SHARES         VALUE
                              ----------------------------
ELECTRONICS--SEMICONDUCTORS (CONTINUED)
Micron Technology, Inc.
 (a)........................      40,954    $  1,858,493
Motorola, Inc. .............     151,484       2,355,576
National Semiconductor Corp.
 (a)........................      11,903         342,806
Novellus Systems, Inc.
 (a)........................       9,760         538,264
QLogic Corp. ...............       6,344         272,094
Teradyne, Inc. (a)..........      12,194         481,663
Texas Instruments, Inc. ....     120,038       4,645,471
Vitesse Semiconductor Corp.
 (a)........................      12,460         422,394
Xilinx, Inc. (a)............      22,990       1,091,335
                                            ------------
                                              36,810,249
                                            ------------
ENGINEERING & CONSTRUCTION (0.0%) (B)
Fluor Corp. (a).............       5,406         284,950
                                            ------------
ENTERTAINMENT (3.3%)
AOL Time Warner, Inc. (a)...     298,809      15,089,855
Viacom, Inc. Class B (a)....     120,497       6,273,074
Walt Disney Co. (The).......     143,709       4,347,197
                                            ------------
                                              25,710,126
                                            ------------
FINANCIAL--MISCELLANEOUS (5.7%)
AFLAC Inc. .................      36,851       1,171,862
Ambac Financial Group,
 Inc. ......................       7,317         393,728
American Express Co. .......      91,838       3,897,605
American General Corp. .....      34,683       1,512,526
CIT Group, Inc. ............      18,450         677,115
Citigroup Inc. .............     347,643      17,086,653
Fannie Mae..................      69,572       5,583,849
Franklin Resources, Inc. ...      18,314         799,406
Freddie Mac.................      47,970       3,156,426
MBIA Inc. ..................      10,456         500,343
MBNA Corp. .................      59,193       2,110,230
MetLife, Inc. (a)...........      53,102       1,539,958
Moody's Corp. ..............      11,304         354,946
Morgan Stanley Dean Witter &
 Co. .......................      77,156       4,844,625
Stilwell Financial, Inc. ...      15,570         458,848
T.Rowe Price Group Inc. ....       8,432         293,096
USA Education Inc. .........      11,379         809,047
                                            ------------
                                              45,190,263
                                            ------------
FOOD (1.2%)
Campbell Soup Co. ..........      29,564         899,928
ConAgra Foods, Inc. ........      37,246         775,089
General Mills, Inc. ........      19,966         786,860
Heinz (H.J.) Co. ...........      24,307         951,619
Hershey Foods Corp. ........       9,391         567,310
Kellogg Co. ................      28,662         730,881
Quaker Oats Co. (The).......       9,092         881,924
Ralston-Ralston Purina
 Group......................      21,655         658,095
Sara Lee Corp. .............      27,205         541,652
Unilever N.V. ..............      39,704       2,228,189
Wm. Wrigley Jr. Co. ........      15,644         755,762
                                            ------------
                                               9,777,309
                                            ------------
FOOD & HEALTH CARE DISTRIBUTORS (0.5%)
Cardinal Health, Inc. ......      29,104       1,961,643
McKesson HBOC, Inc. ........      19,849         612,143

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2001 (Unaudited)

COMMON STOCKS (CONTINUED)
                                  SHARES        VALUE
                              ----------------------------
FOOD & HEALTH CARE DISTRIBUTORS (CONTINUED)
SUPERVALU, Inc. ............       8,164    $    111,602
SYSCO Corp. ................      46,595       1,310,252
                                            ------------
                                               3,995,640
                                            ------------
GOLD & PRECIOUS METALS MINING (0.1%)
Barrick Gold Corp. .........      27,706         455,487
Homestake Mining Co. .......      18,472         115,080
Newmont Mining Corp. .......      13,359         243,535
Placer Dome Inc. ...........      23,209         234,875
                                            ------------
                                               1,048,977
                                            ------------
HARDWARE & TOOLS (0.1%)
Black & Decker Corp.
 (The)......................       5,529         220,386
Snap-on Inc. ...............       4,163         120,727
Stanley Works (The).........       6,202         224,822
                                            ------------
                                                 565,935
                                            ------------
HEALTH CARE--DIVERSIFIED (3.5%)
Abbott Laboratories.........     106,814       4,954,033
Allergan, Inc. .............       9,085         690,460
American Home Products
 Corp. .....................      90,504       5,226,606
Bristol-Myers Squibb Co. ...     135,074       7,564,144
Johnson & Johnson...........      95,994       9,261,501
                                            ------------
                                              27,696,744
                                            ------------
HEALTH CARE--DRUGS (6.1%)
Forest Laboratories, Inc.
 (a)........................      12,175         744,501
King Pharmaceuticals, Inc.
 (a)........................      11,596         488,539
Lilly (Eli) & Co. ..........      77,853       6,617,505
Merck & Co., Inc. ..........     159,245      12,097,843
Pfizer Inc. ................     436,676      18,908,071
Pharmacia Corp. ............      89,075       4,655,060
Schering-Plough Corp. ......     100,944       3,890,382
Watson Pharmaceuticals, Inc.
 (a)........................       7,149         356,020
                                            ------------
                                              47,757,921
                                            ------------
HEALTH CARE--HMOS (0.3%)
Aetna Inc. (a)..............       9,922         279,701
Humana Inc. (a).............      11,833         116,910
UnitedHealth Group
 Inc. (a)...................      22,122       1,448,549
Wellpoint Health Networks
 Inc. (a)...................       4,358         428,173
                                            ------------
                                               2,273,333
                                            ------------
HEALTH CARE--HOSPITAL MANAGEMENT (0.3%)
HCA-The Healthcare
 Corp. .....................      38,388       1,485,616
Tenet Healthcare
 Corp. (a)..................      22,030         983,419
                                            ------------
                                               2,469,035
                                            ------------
HEALTH CARE--MEDICAL PRODUCTS (1.3%)
Applera Corp. -- Applied
 Biosystems Group...........      14,601         468,108
Bard (C.R.), Inc. ..........       3,541         155,839
Bausch & Lomb Inc. .........       3,717         158,716
Baxter International
 Inc. ......................      20,264       1,847,064
Becton, Dickinson & Co. ....      17,900         579,065

                                  SHARES        VALUE
                              ----------------------------
HEALTH CARE--MEDICAL PRODUCTS (CONTINUED)
Biomet, Inc. ...............      11,907    $    508,786
Boston Scientific Corp.
 (a)........................      27,874         442,639
Guidant Corp. (a)...........      21,429         878,589
Medtronic, Inc. ............      83,229       3,712,014
St. Jude Medical, Inc.
 (a)........................       5,920         338,920
Stryker Corp. ..............      13,545         803,083
                                            ------------
                                               9,892,823
                                            ------------
HEALTH CARE--MISCELLANEOUS (1.0%)
ALZA Corp. (a)..............      16,161         738,881
Amgen Inc. (a)..............      71,964       4,399,879
Biogen, Inc. (a)............      10,463         676,538
Chiron Corp. (a)............      13,319         639,445
HEALTH SOUTH Corp. (a)......      27,243         382,764
Manor Care, Inc. (a)........       7,206         167,179
MedImmune, Inc. (a).........      14,708         575,818
Quintiles Transnational
 Corp. (a)..................       8,158         167,647
                                            ------------
                                               7,748,151
                                            ------------
HEAVY DUTY TRUCKS & PARTS (0.1%)
Cummins Inc. ...............       2,996         124,034
Dana Corp. .................      10,688         209,805
Eaton Corp. ................       4,857         357,524
Navistar International Corp.
 (a)........................       4,378         112,996
PACCAR Inc. ................       5,401         262,057
                                            ------------
                                               1,066,416
                                            ------------
HOMEBUILDING (0.1%)
Centex Corp. ...............       4,194         180,971
KB Home.....................       2,890          87,336
Pulte Corp. ................       2,883         134,867
                                            ------------
                                                 403,174
                                            ------------
HOTEL/MOTEL (0.4%)
Carnival Corp. .............      40,586       1,075,529
Harrah's Entertainment, Inc.
 (a)........................       8,161         281,555
Hilton Hotels Corp. ........      25,768         284,741
Marriott International, Inc.
 Class A....................      16,780         769,866
Starwood Hotels & Resorts
 Worldwide, Inc. ...........      13,494         486,998
                                            ------------
                                               2,898,689
                                            ------------
HOUSEHOLD--FURNISHINGS & APPLIANCES (0.1%)
Leggett & Platt, Inc. ......      13,854         268,906
Maytag Corp. ...............       5,502         191,195
Whirlpool Corp. ............       4,612         257,211
                                            ------------
                                                 717,312
                                            ------------
HOUSEHOLD PRODUCTS (1.3%)
Clorox Co. (The)............      16,589         528,028
Colgate-Palmolive Co. ......      39,719       2,218,306
Kimberly-Clark Corp. .......      37,058       2,201,245
Procter & Gamble Co.
 (The)......................      89,734       5,388,527
                                            ------------
                                              10,336,106
                                            ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

COMMON STOCKS (CONTINUED)
                                 SHARES         VALUE
                              ----------------------------
HOUSEWARES (0.1%)
Fortune Brands, Inc. .......      11,191    $    348,600
Newell Rubbermaid, Inc. ....      18,669         503,316
Tupperware Corp. ...........       4,124          90,810
                                            ------------
                                                 942,726
                                            ------------
INSURANCE BROKERS (0.3%)
Aon Corp. ..................      18,057         600,215
Marsh & McLennan Cos.,
 Inc. ......................      18,960       1,828,502
                                            ------------
                                               2,428,717
                                            ------------
INSURANCE--LIFE (0.3%)
Conseco, Inc. ..............      23,017         438,013
Jefferson-Pilot Corp. ......      10,756         501,875
Lincoln National Corp. .....      13,385         617,852
Torchmark Corp. ............       9,037         342,412
UNUMProvident Corp. ........      16,899         505,449
                                            ------------
                                               2,405,601
                                            ------------
INSURANCE--MULTI-LINE (1.9%)
American International
 Group, Inc. ...............     160,753      13,149,595
CIGNA Corp. ................      10,646       1,135,928
Hartford Financial Services
 Group, Inc. (The)..........      16,276       1,010,740
                                            ------------
                                              15,296,263
                                            ------------
INSURANCE--PROPERTY & CASUALTY (0.8%)
Allstate Corp. (The)........      50,506       2,108,626
Chubb Corp. (The)...........      12,162         811,814
Cincinnati Financial
 Corp. .....................      11,356         435,843
Loews Corp. ................      13,900         936,999
MGIC Investment Corp. ......       7,480         486,125
Progressive Corp. (The).....       5,125         598,600
SAFECO Corp. ...............       9,027         241,021
St. Paul Cos., Inc. (The)...      14,953         674,380
                                            ------------
                                               6,293,408
                                            ------------
INVESTMENT BANK/BROKERAGE (0.9%)
Bear Stearns Cos., Inc.
 (The)......................       7,398         372,119
Lehman Brothers Holdings
 Inc. ......................      17,289       1,257,775
Merrill Lynch & Co.,
 Inc. ......................      55,769       3,440,947
Schwab (Charles) Corp.
 (The)......................      95,865       1,898,127
                                            ------------
                                               6,968,968
                                            ------------
LEISURE TIME (0.1%)
Brunswick Corp. ............       6,219         124,753
Harley-Davidson, Inc. ......      21,062         970,748
                                            ------------
                                               1,095,501
                                            ------------
MACHINERY--DIVERSIFIED (0.4%)
Caterpillar Inc. ...........      23,863       1,197,923
Deere & Co. ................      16,318         670,180
Ingersoll-Rand Co. .........      11,265         529,455
Thermo Electron Corp. (a)...      12,523         330,106
Timken Co. (The)............       4,323          73,923
                                            ------------
                                               2,801,587
                                            ------------

                                  SHARES        VALUE
                              ----------------------------
MANUFACTURING--DIVERSIFIED (1.7%)
Crane Co. ..................       4,291    $    120,749
Danaher Corp. ..............      10,002         560,212
Dover Corp. ................      14,344         560,420
Honeywell International
 Inc. ......................      55,072       2,691,919
Illinois Tool Works,
 Inc. ......................      20,998       1,330,853
ITT Industries, Inc. .......       6,278         276,672
Johnson Controls, Inc. .....       6,072         439,613
Millipore Corp. ............       3,100         177,785
Pall Corp. .................       8,737         205,057
Parker-Hannifin Corp. ......       8,126         378,834
Sealed Air Corp. (a)........       5,996         232,645
Tyco International Ltd. ....     120,974       6,456,382
                                            ------------
                                              13,431,141
                                            ------------
METALS--MINING (0.1%)
Freeport-McMoRan Copper &
 Gold, Inc. Class B (a).....      11,325         160,362
Inco Ltd. (a)...............      12,821         232,573
Phelps Dodge Corp. .........       5,474         244,907
                                            ------------
                                                 637,842
                                            ------------
MISCELLANEOUS (1.0%)
AES Corp. (The) (a).........      36,671       1,748,107
American Greetings Corp.
 Class A....................       4,580          52,716
Archer-Daniels-Midland
 Co. .......................      44,663         531,936
Calpine Corp. (a)...........      19,249       1,097,000
Cintas Corp. ...............      11,645         510,167
Minnesota Mining &
 Manufacturing Co. .........      27,398       3,260,636
TRW, Inc. ..................       8,547         328,718
                                            ------------
                                               7,529,280
                                            ------------
NATURAL GAS DISTRIBUTORS & PIPELINES (1.3%)
Dynegy Inc. Class A.........      22,451       1,298,790
El Paso Corp. ..............      34,492       2,373,050
Enron Corp. ................      51,604       3,236,603
KeySpan Corp. ..............       9,397         373,061
Kinder Morgan, Inc. ........       7,945         466,371
NICOR, Inc. ................       3,275         128,347
NiSource Inc. ..............      14,267         424,726
ONEOK, Inc. ................       2,077          89,768
Peoples Energy Corp. .......       2,505          99,574
Sempra Energy...............      14,407         398,642
Williams Cos., Inc. (The)...      33,402       1,408,562
                                            ------------
                                              10,297,494
                                            ------------
OFFICE EQUIPMENT & SUPPLIES (0.1%)
Pitney Bowes Inc. ..........      17,513         666,720
Xerox Corp. ................      47,044         425,278
                                            ------------
                                               1,091,998
                                            ------------
OIL & GAS DRILLING (0.0%) (B)
Rowan Cos., Inc. (a)........       6,543         217,162
                                            ------------
OIL & GAS--EXPLORATION & PRODUCTION (0.5%)
Anadarko Petroleum
 Corp. .....................      17,254       1,114,953
Apache Corp. ...............       8,566         547,881
Burlington Resources
 Inc. ......................      15,064         711,171
Devon Energy Corp. .........       8,869         523,360

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2001 (Unaudited)

COMMON STOCKS (CONTINUED)
                                  SHARES        VALUE
                              ----------------------------
OIL & GAS--EXPLORATION & PRODUCTION (CONTINUED)
EOG Resources, Inc. ........       8,117    $    376,548
Unocal Corp. ...............      17,167         655,093
                                            ------------
                                               3,929,006
                                            ------------
OIL & WELL--EQUIPMENT & SERVICES (0.9%)
Baker Hughes Inc. ..........      23,109         907,953
Halliburton Co. ............      30,690       1,326,115
McDermott International,
 Inc. ......................       4,135          50,488
Nabors Industries, Inc.
 (a)........................      10,173         606,514
Noble Drilling Corp. (a)....       9,189         445,667
Schlumberger Ltd. ..........      39,510       2,619,513
Transocean Sedco Forex
 Inc. ......................      21,844       1,185,692
                                            ------------
                                               7,141,942
                                            ------------
OIL--INTEGRATED DOMESTIC (0.7%)
Amerada Hess Corp. .........       6,138         537,075
Ashland Inc. ...............       5,001         215,343
Conoco, Inc. Class B........      43,555       1,324,943
Kerr-McGee Corp. ...........       6,628         474,896
Occidental Petroleum
 Corp. .....................      25,638         772,217
Philips Petroleum Co. ......      17,945       1,069,522
Sunoco, Inc. ...............       6,265         238,195
Tosco Corp. ................      10,222         470,723
USX-Marathon Group..........      21,908         700,180
                                            ------------
                                               5,803,094
                                            ------------
OIL--INTEGRATED INTERNATIONAL (4.7%)
Chevron Corp. ..............      44,354       4,282,822
Exxon Mobil Corp. ..........     240,605      21,317,603
Royal Dutch Petroleum Co.
 ADR (d)....................     147,437       8,776,925
Texaco Inc. ................      37,974       2,744,761
                                            ------------
                                              37,122,111
                                            ------------
PAPER & FOREST PRODUCTS (0.5%)
Boise Cascade Corp. ........       4,016         140,480
Georgia-Pacific Group.......      15,733         511,480
International Paper Co. ....      33,236       1,302,186
Louisiana-Pacific Corp. ....       7,327          89,756
Mead Corp. (The)............       7,207         203,237
Potlatch Corp. .............       2,010          70,450
Westvaco Corp. .............       7,118         187,773
Weyerhaeuser Co. ...........      14,923         843,597
Willamette Industries,
 Inc. ......................       7,607         370,081
                                            ------------
                                               3,719,040
                                            ------------
PERSONAL LOANS (0.6%)
Capital One Financial
 Corp. .....................      13,826         869,102
Countrywide Credit
 Industries, Inc. ..........       7,924         338,117
Household International,
 Inc. ......................      32,717       2,094,542
Providian Financial
 Corp. .....................      19,928       1,062,163
                                            ------------
                                               4,363,924
                                            ------------

                                  SHARES        VALUE
                              ----------------------------
PHOTOGRAPHY/IMAGING (0.1%)
Eastman Kodak Co. ..........      20,851    $    907,018
                                            ------------
POLLUTION CONTROL (0.2%)
Allied Waste Industries,
 Inc. (a)...................      13,254         211,004
Waste Management, Inc. .....      43,190       1,054,268
                                            ------------
                                               1,265,272
                                            ------------
PUBLISHING (0.2%)
Harcourt General Inc. ......       5,092         279,143
McGraw-Hill Cos., Inc.
 (The)......................      13,620         882,304
Meredith Corp. .............       3,577         134,996
                                            ------------
                                               1,296,443
                                            ------------
PUBLISHING--NEWSPAPER (0.4%)
Dow Jones & Co., Inc. ......       6,275         340,544
Gannett Co., Inc. ..........      18,324       1,182,814
Knight-Ridder, Inc. ........       5,297         286,833
New York Times Co. (The)
 Class A....................      11,611         476,399
Tribune Co. ................      20,996         884,772
                                            ------------
                                               3,171,362
                                            ------------
RAILROADS (0.4%)
Burlington Northern
 Santa Fe Corp. ............      27,411         805,884
CSX Corp. ..................      14,659         514,091
Norfolk Southern Corp. .....      27,041         533,789
Union Pacific Corp. ........      17,347         986,871
                                            ------------
                                               2,840,635
                                            ------------
RESTAURANTS (0.5%)
Darden Restaurants, Inc. ...       8,726         238,307
McDonald's Corp. ...........      91,036       2,503,490
Starbucks Corp. (a).........      25,912         501,397
Tricon Global Restaurants,
 Inc. (a)...................      10,220         458,061
Wendy's International,
 Inc. ......................       8,016         203,045
                                            ------------
                                               3,904,300
                                            ------------
RETAIL STORES--APPAREL (0.4%)
Gap, Inc. (The).............      59,288       1,642,871
Limited Inc. (The)..........      29,548         499,952
TJX Cos., Inc. (The)........      19,521         611,593
                                            ------------
                                               2,754,416
                                            ------------
RETAIL STORES--DEPARTMENT (0.4%)
Dillard's, Inc. Class A.....       6,625         112,227
Federated Department Stores,
 Inc. (a)...................      13,999         601,677
Kohl's Corp. (a)............      23,034       1,406,456
May Department Stores Co.
 (The)......................      20,806         775,024
Nordstrom, Inc. ............       9,517         175,018
Penney (J.C.) Co., Inc. ....      18,421         373,209
                                            ------------
                                               3,443,611
                                            ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

COMMON STOCKS (CONTINUED)
                                  SHARES        VALUE
                              ----------------------------
RETAIL STORES--DRUGS (0.4%)
Longs Drug Stores Corp. ....       2,804    $     83,139
Walgreen Co. ...............      70,471       3,014,749
                                            ------------
                                               3,097,888
                                            ------------
RETAIL STORES--FOOD (0.6%)
Albertson's, Inc. ..........      28,300         945,220
Kroger Co. (The) (a)........      57,144       1,290,883
Safeway, Inc. (a)...........      34,744       1,886,599
Winn-Dixie Stores, Inc. ....      10,236         323,151
                                            ------------
                                               4,445,853
                                            ------------
RETAIL STORES--GENERAL MERCHANDISE (2.5%)
Kmart Corp. (a).............      33,942         339,420
Sears, Roebuck & Co. .......      23,233         856,136
Target Corp. ...............      62,220       2,392,359
Wal-Mart Stores, Inc. ......     309,194      15,997,698
                                            ------------
                                              19,585,613
                                            ------------
RETAIL STORES--SPECIALTY (2.0%)
AutoZone, Inc. (a)..........       7,875         246,803
Bed Bath & Beyond Inc.
 (a)........................      19,625         555,780
Best Buy Co., Inc. (a)......      14,412         793,381
Circuit City
 Stores -- Circuit City
 Group......................      14,246         214,402
Consolidated Stores Corp.
 (a)........................       7,769          85,459
Costco Wholesale
 Corp. (a)..................      31,052       1,084,646
CVS Corp. ..................      27,327       1,610,927
Dollar General Corp. .......      23,227         383,246
Home Depot, Inc. (The)......     159,898       7,531,196
Lowe's Cos., Inc. ..........      26,562       1,673,406
Office Depot, Inc. (a)......      22,380         212,610
RadioShack Corp. ...........      13,045         399,568
Staples, Inc. (a)...........      31,734         516,312
Tiffany & Co. ..............      10,274         333,083
Toys "R" Us, Inc. (a).......      13,589         337,007
                                            ------------
                                              15,977,826
                                            ------------
SHOES (0.1%)
NIKE, Inc. Class B..........      18,849         788,077
Reebok International Ltd.
 (a)........................       4,003         102,597
                                            ------------
                                                 890,674
                                            ------------
SPECIALIZED SERVICES (0.6%)
Block (H&R), Inc. ..........       6,333         348,315
Cendant Corp. (a)...........      53,373         946,837
Convergys Corp. (a).........      11,899         434,313
Ecolab Inc. ................       9,172         346,977
IMS Health Inc. ............      20,373         559,239
Interpublic Group of Cos.,
 Inc. (The).................      21,118         716,956
National Service Industries,
 Inc. ......................       2,865          69,046
Omnicom Group Inc. .........      12,422       1,091,273
Robert Half International
 Inc. (a)...................      12,347         343,247
                                            ------------
                                               4,856,203
                                            ------------

                                  SHARES        VALUE
                              ----------------------------
SPECIALTY PRINTING (0.1%)
Deluxe Corp. ...............       5,114    $    132,913
Donnelley (R.R.) & Sons
 Co. .......................       8,605         239,563
                                            ------------
                                                 372,476
                                            ------------
STEEL (0.1%)
Allegheny Technologies
 Inc. ......................       5,880         107,251
Nucor Corp. ................       5,425         275,210
USX -- U.S. Steel Group.....       6,250         115,063
Worthington Industries,
 Inc. ......................       6,093          72,811
                                            ------------
                                                 570,335
                                            ------------
TELECOMMUNICATIONS--CELL/WIRE (0.0%) (B)
Williams Communications
 Group, Inc. (a)............      27,469         124,163
                                            ------------
TELECOMMUNICATIONS--LONG DISTANCE (1.8%)
AT&T Corp. .................     259,604       5,783,977
Global Crossing Ltd. (a)....      61,562         771,372
Nextel Communications, Inc.
 Class A (a)................      52,906         859,722
Sprint Corp. (FON Group)....      61,316       1,310,936
Sprint Corp. (PCS Group)
 (a)........................      64,752       1,659,594
WorldCom, Inc. (a)..........     199,555       3,641,879
                                            ------------
                                              14,027,480
                                            ------------
TELEPHONE (4.0%)
ALLTEL Corp. ...............      21,727       1,186,511
BellSouth Corp. ............     129,713       5,442,757
CenturyTel, Inc. ...........       9,894         268,919
Citizens Communications Co.
 (a)........................      18,345         210,968
Qwest Communications
 International, Inc. (a)....     114,353       4,677,038
SBC Communications Inc. ....     233,793       9,643,961
Verizon Communications
 Inc. ......................     186,653      10,278,981
                                            ------------
                                              31,709,135
                                            ------------
TEXTILES--APPAREL MANUFACTURERS (0.1%)
Liz Claiborne, Inc. ........       3,848         189,168
V.F. Corp. .................       8,054         326,912
                                            ------------
                                                 516,080
                                            ------------
TEXTILES--SPECIALTY (0.1%)
Coach, Inc. (a).............      23,025         746,931
                                            ------------
TOBACCO (1.0%)
Philip Morris Cos., Inc. ...     153,526       7,693,188
UST Inc. ...................      11,479         345,518
                                            ------------
                                               8,038,706
                                            ------------
TOYS (0.1%)
Hasbro, Inc. ...............      12,011         147,135
Mattel, Inc. ...............      29,568         477,523
                                            ------------
                                                 624,658
                                            ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2001 (Unaudited)

COMMON STOCKS (CONTINUED)
                                  SHARES        VALUE
                              ----------------------------
TRANSPORTATION--MISCELLANEOUS (0.1%)
FedEx Corp. (a).............      19,903    $    837,319
Ryder System, Inc. .........       4,211          83,757
                                            ------------
                                                 921,076
                                            ------------
Total Common Stocks
 (Cost $708,285,716)........                 776,283,333(e)
                                            ------------
SHORT-TERM INVESTMENTS (1.2%)
                              PRINCIPAL
                                AMOUNT
                              ----------
U.S. GOVERNMENT (1.2%)
United States Treasury Bills
 3.72%, due 7/12/01 (c).....  $  800,000         794,049
 3.84%, due 7/5/01 (c)......   8,900,000       8,839,010
                                            ------------
Total Short-Term Investments
 (Cost $9,633,059)..........                   9,633,059
                                            ------------
Total Investments
 (Cost $717,918,775) (f)....       100.0%    785,916,392(g)
Cash and Other Assets,
 Less Liabilities...........         0.0(b)        66,100
                              ----------    ------------
Net Assets..................       100.0%   $785,982,492
                              ==========    ============

FUTURES CONTRACTS (0.1%)
                                            UNREALIZED
                             CONTRACTS     APPRECIATION/
                               LONG       (DEPRECIATION)(h)
                            ------------------------------
Standard & Poor's 500
 Index
 June 2001................           30    $      465,258
 Mini June 2001...........            3            (1,441)
                                           --------------
Total Futures Contracts
 (Settlement Value
 $9,595,395) (e)..........                 $      463,817
                                           ==============

------------
(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) Segregated as collateral for futures contracts.
(d) ADR-American Depositary Receipt.
(e) The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts represents approxi-mately 100% of net assets.
(f) The cost for federal income tax purposes is $719,306,373.
(g) At April 30, 2001 net unrealized appreciation was $66,610,019, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $170,460,371 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $103,850,352.
(h) Represents the difference between the value of the contracts at the time they were opened and the value at April 30, 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

INDEXED EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2001
(Unaudited)


ASSETS:
 Investment in securities, at value (identified
   cost $717,918,775)............................  $ 785,916,392
 Cash............................................      3,881,904
 Receivables:
   Dividends and interest........................        595,543
   Fund shares sold..............................        355,409
   Variation margin on futures contracts.........         96,031
                                                   -------------
       Total assets..............................    790,845,279
                                                   -------------
LIABILITIES:
 Payables:
   Investment securities purchased...............      3,972,683
   Fund shares redeemed..........................        469,234
   Manager.......................................        138,871
   Custodian.....................................         75,523
   Transfer agent................................         22,721
 Accrued expenses................................        183,755
                                                   -------------
       Total liabilities.........................      4,862,787
                                                   -------------
 Net assets......................................  $ 785,982,492
                                                   =============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class.................................  $      24,091
   Service Class.................................          1,874
 Additional paid-in capital......................    460,035,278
 Accumulated undistributed net investment
   income........................................      3,414,459
 Accumulated undistributed net realized gain on
   investments and futures contracts.............    254,045,356
 Net unrealized appreciation on investments and
   futures contracts.............................     68,461,434
                                                   -------------
 Net assets......................................  $ 785,982,492
                                                   =============
No-Load Class
 Net assets applicable to outstanding shares.....  $ 729,509,853
                                                   =============
 Shares of capital stock outstanding.............     24,090,656
                                                   =============
 Net asset value per share outstanding...........  $       30.28
                                                   =============
Service Class
 Net assets applicable to outstanding shares.....  $  56,472,639
                                                   =============
 Shares of capital stock outstanding.............      1,873,913
                                                   =============
 Net asset value per share outstanding...........  $       30.14
                                                   =============

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001
(Unaudited)


INVESTMENT INCOME:
 Income:
   Dividends (a).................................  $   7,581,130
   Interest......................................        510,497
                                                   -------------
       Total income..............................      8,091,627
                                                   -------------
 Expenses:
   Manager.......................................      3,115,329
   Professional..................................         90,650
   Custodian.....................................         83,356
   Service.......................................         71,875
   Transfer agent................................         57,712
   Shareholder communication.....................         32,061
   Registration..................................         23,406
   Directors.....................................         21,154
   Miscellaneous.................................         36,824
                                                   -------------
       Total expenses before reimbursement.......      3,532,367
   Expense reimbursement from Manager............     (1,585,645)
                                                   -------------
       Net expenses..............................      1,946,722
                                                   -------------
 Net investment income...........................      6,144,905
                                                   -------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) from:
   Security transactions.........................    258,247,760
   Futures transactions..........................     (2,810,444)
                                                   -------------
 Net realized gain on investments................    255,437,316
                                                   -------------
 Net change in unrealized appreciation on
   investments:
   Security transactions.........................   (478,233,323)
   Futures transactions..........................        466,231
                                                   -------------
 Net unrealized loss on investments..............   (477,767,092)
                                                   -------------
 Net realized and unrealized loss on
   investments...................................   (222,329,776)
                                                   -------------
 Net decrease in net assets resulting from
   operations....................................  $(216,184,871)
                                                   =============

------------
(a) Dividends recorded net of foreign withholding taxes of $10,645.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2001 (Unaudited) and the year ended October 31, 2000

                                                                   2001             2000
                                                              --------------   --------------
DECREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $    6,144,905   $   15,184,089
    Net realized gain on investments and futures
      contracts.............................................     255,437,316      257,449,725
    Net change in unrealized appreciation on investments and
      futures contracts.....................................    (477,767,092)    (179,301,294)
                                                              --------------   --------------
    Net increase (decrease) in net assets resulting from
      operations............................................    (216,184,871)      93,332,520
                                                              --------------   --------------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................     (14,413,459)     (16,584,619)
      Service Class.........................................        (457,024)        (512,101)
    From net realized gain on investments:
      No-Load Class.........................................     (98,178,355)     (63,793,701)
      Service Class.........................................      (4,218,977)      (2,462,123)
                                                              --------------   --------------
        Total dividends and distributions to shareholders...    (117,267,815)     (83,352,544)
                                                              --------------   --------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................     106,284,047      207,596,882
      Service Class.........................................       8,645,273       34,149,450
    Net asset value of shares issued to shareholders in
      reinvestment of dividends and distributions:
      No-Load Class.........................................     102,230,044       80,357,060
      Service Class.........................................       4,671,630        2,967,436
                                                              --------------   --------------
                                                                 221,830,994      325,070,828
    Cost of shares redeemed:
      No-Load Class.........................................    (661,162,244)    (435,940,947)
      Service Class.........................................      (8,711,239)     (34,869,927)
                                                              --------------   --------------
      Decrease in net assets derived from capital share
        transactions........................................    (448,042,489)    (145,740,046)
                                                              --------------   --------------
      Net decrease in net assets............................    (781,495,175)    (135,760,070)
NET ASSETS:
  Beginning of period.......................................   1,567,477,667    1,703,237,737
                                                              --------------   --------------
  End of period.............................................  $  785,982,492   $1,567,477,667
                                                              ==============   ==============
  Accumulated undistributed net investment income at end of
    period..................................................  $    3,414,459   $   12,140,037
                                                              ==============   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

INDEXED EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                          NO-LOAD         SERVICE         NO-LOAD      SERVICE      NO-LOAD      SERVICE
                                           CLASS           CLASS           CLASS        CLASS        CLASS        CLASS
                                         ----------      ----------      ----------   ----------   ----------   ----------
                                                                                                       JANUARY 1, 1999
                                              SIX MONTHS ENDED                 YEAR ENDED                  THROUGH
                                              APRIL 30, 2001**              OCTOBER 31, 2000          OCTOBER 31, 1999*
                                         --------------------------      -----------------------   -----------------------
Net asset value at beginning of
 period................................  $    37.38      $    37.16      $    36.99   $    36.80   $    33.39   $    33.28
                                         ----------      ----------      ----------   ----------   ----------   ----------
Net investment income..................        0.16(a)         0.12(a)         0.37         0.27         0.31         0.21
Net realized and unrealized gain (loss)
 on investments........................       (4.48)          (4.46)           1.86         1.85         3.60         3.62
                                         ----------      ----------      ----------   ----------   ----------   ----------
Total from investment operations.......       (4.32)          (4.34)           2.23         2.12         3.91         3.83
                                         ----------      ----------      ----------   ----------   ----------   ----------
Less dividends and distributions:
From net investment income.............       (0.36)          (0.26)          (0.38)       (0.30)          --           --
From net realized gain on
 investments...........................       (2.42)          (2.42)          (1.46)       (1.46)       (0.31)       (0.31)
                                         ----------      ----------      ----------   ----------   ----------   ----------
Total dividends and distributions......       (2.78)          (2.68)          (1.84)       (1.76)       (0.31)       (0.31)
                                         ----------      ----------      ----------   ----------   ----------   ----------
Net asset value at end of period.......  $    30.28      $    30.14      $    37.38   $    37.16   $    36.99   $    36.80
                                         ==========      ==========      ==========   ==========   ==========   ==========
Total investment return................      (11.99%)(b)     (12.09%)(b)       5.98%        5.72%       11.80%(b)      11.60%(b)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income.................        1.00%+          0.75%+          0.95%        0.70%        1.06%+       0.81%+
 Net expenses..........................        0.30%+          0.55%+          0.30%        0.55%        0.30%+       0.55%+
 Expenses (before reimbursement).......        0.55%+          0.80%+          0.54%        0.79%        0.55%+       0.80%+
Portfolio turnover rate................           3%              3%             11%          11%           7%           7%
Net assets at end of period (in
 000's)................................  $  729,510      $   56,473      $1,503,224   $   64,254   $1,641,591   $   61,647

------------
 * The Fund changed its fiscal year end from December 31 to October 31. ** Unaudited.
 +  Annualized.
(a) Per share data based on average shares outstanding during the period.
(b) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

      NO-LOAD      SERVICE      NO-LOAD      SERVICE      NO-LOAD      SERVICE      NO-LOAD      SERVICE
       CLASS        CLASS        CLASS        CLASS        CLASS        CLASS        CLASS        CLASS
     ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
                                            YEAR ENDED DECEMBER 31
     -----------------------------------------------------------------------------------------------------
              1998                      1997                      1996                      1995
     -----------------------   -----------------------   -----------------------   -----------------------
     $    27.05   $    26.99   $    21.05   $    21.01   $    17.82   $    17.81   $    13.53   $    13.53
     ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
           0.38         0.31         0.37         0.32         0.34         0.31         0.35         0.33
           7.36         7.31         6.54         6.52         3.69         3.66         4.64         4.64
     ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
           7.74         7.62         6.91         6.84         4.03         3.97         4.99         4.97
     ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
          (0.38)       (0.31)       (0.37)       (0.32)       (0.34)       (0.31)       (0.34)       (0.33)
          (1.02)       (1.02)       (0.54)       (0.54)       (0.46)       (0.46)       (0.36)       (0.36)
     ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
          (1.40)       (1.33)       (0.91)       (0.86)       (0.80)       (0.77)       (0.70)       (0.69)
     ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------
     $    33.39   $    33.28   $    27.05   $    26.99   $    21.05   $    21.01   $    17.82   $    17.81
     ==========   ==========   ==========   ==========   ==========   ==========   ==========   ==========
          28.62%       28.24%       32.88%       32.60%       22.57%       22.21%       36.88%       36.70%
           1.29%        1.04%        1.56%        1.31%        1.96%        1.71%        2.21%        1.96%
           0.30%        0.55%        0.30%        0.55%        0.44%        0.69%        0.50%        0.75%
           0.56%        0.81%        0.56%        0.81%        0.59%        0.84%        0.59%        0.84%
              8%           8%           3%           3%           8%           8%           4%           4%
     $1,472,263   $   36,442   $  966,217   $   13,828   $  617,716   $    5,865   $  354,420   $      969

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Mid Cap Core Fund
--------------------------------------------------------------------------------

During the first four months of 2001, evidence of a major economic slowdown emerged. The economy grew at its slowest pace in five and a half years and corporate profits fell for the first time since 1998. Information technology companies, many of which had excess capacity and large inventories, suffered as demand for their products slowed. The ensuing earnings disappointments and layoffs drove investors out of these stocks, reducing the tech-laden Nasdaq(1) and S&P 500(2) to more reasonable valuations. During the first four months of 2001, a general slowdown in capital expenditures and consumer spending affected stocks across the board.

Although all equity categories faced challenges, some sectors weathered the storm better than others. Value equities outpaced growth stocks and, in general, mid-cap and small-cap stocks fared better than large-capitalization names. The Russell 1000(R) Index,(3) a barometer of large-cap U.S. stocks, returned -5.54% through April 30, 2001, while the Russell Midcap(R) Index,(4) a measure of mid-cap U.S. stocks, returned -2.84% and the Russell 2000(R) Index,(5) a measure of small-cap U.S. stocks, gained 0.81% over the same period.

The Federal Reserve lowered the targeted federal funds rate by 2.00% in four successive 50 basis-point moves during the first four months of 2001. The Fed has repeatedly stated that in the current economic climate, recessionary risks appear to outweigh inflationary concerns. As a result, many market participants expect additional easing moves.

PERFORMANCE REVIEW

Eclipse Mid Cap Core Fund began operations on January 2, 2001. From the Fund's inception through April 30, 2001, Eclipse Mid Cap Core Fund No-Load Class shares returned -2.30%. The Fund outperformed the -2.36% return of the average Lipper(6) mid-cap core fund and the -2.84% return of the Russell Midcap Index over the same period.

Despite sharp declines in the Nasdaq during the reporting period, the Fund managed to outperform. It remained underweighted in the technology sector during the first four months of 2001, which proved to be strategically sound. When the Federal Reserve cut interest rates on January 3, 2001, however, the Fund suffered a setback as investors scrambled to buy back technology stocks whose prices had been beaten down throughout much of the previous year. Another surprise rate cut on April 18 caused a similar short-term setback for the Fund. Overall, however, the Fund benefited significantly from its underweighted positions in the technology and telecommunications sectors during the reporting period.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
(1) The Nasdaq Composite Index is an unmanaged, market-value weighted index that measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market and includes over 5,000 companies. Each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. An investment cannot be made directly into an index.
(2) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.
(3) The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.
(4) The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index. The companies of the Russell Midcap Index represent approximately 24% of the total market capitalization of the Russell 1000 Index. Total returns reflect reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.
(5) The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.
(6) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

--------------------------------------------------------------------------------

An overweighted position in health care stocks generally benefited the Fund's performance during the first four months of 2001. Although these stocks in the Russell Midcap Index were laggards during the reporting period, the Fund's health care stock selections outperformed the benchmark's health care sector. Stock selection also impacted the Fund's performance relative to the benchmark in other sectors.

The Fund's transportation holdings had the greatest negative impact on performance during the reporting period. Airline stocks were particularly hard hit as the threat of a slowing economy caused consumers and businesses to cut back on their travel expenditures.

LOOKING AHEAD

Recent estimates of first quarter gross domestic product suggest that the Federal Reserve's easing moves have begun to turn the economy around. We believe that if the Fed continues to ease monetary policy, the stock market may benefit at all capitalization levels. As the nation seeks to develop a workable energy policy, the cost of oil and natural gas will continue to affect the earnings and profit prospects of many businesses, with utilities and transportation companies among those feeling the greatest impact.

The Fund invests in mid-cap companies that New York Life Investment Management LLC, the Fund's manager, believes will outperform the average of the mid-cap universe. Whatever the markets or economy may bring, the Fund will continue to seek long-term growth of capital.

HARVEY FRAM
STEPHEN B. KILLIAN
Portfolio Managers
New York Life Investment Management LLC

                                              TOTAL RETURN(*)
             PERFORMANCE                    AS OF APRIL 30, 2001
--------------------------------------------------------------------
                                        SINCE INCEPTION(+)
--------------------------------------------------------------------
Mid Cap Core Fund No-Load Class                    -2.30%
Average Lipper midcap core fund(++)                -2.36
Russell Midcap Index(sec.)                         -2.84

FOUR-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[BAR CHART]

                                                               FOUR MONTHS
                                                                  ENDED
                                                                 APRIL 30
                                                                   2001
                                                                 -------
TOTAL RETURN(*)                                                   -2.30%

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

(*) Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends.

(+)    The Fund's inception date was 1/2/01.

(++) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

(sec.) The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which in turn, is an unmanaged index that measures the 1,000 largest U.S. companies based on total market capitalization. The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

                                                              ECLIPSE FUNDS INC.

MID CAP CORE FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Unaudited)

COMMON STOCKS (99.8%)+
                                    SHARES         VALUE
                                    ----------------------
ADVERTISING & MARKETING SERVICES (0.0%) (B)
Getty Images, Inc. (a)............      424     $    10,676
                                                -----------
AEROSPACE/DEFENSE (2.1%)
General Dynamics Corp.............    1,466         112,999
Goodrich (B.F.) Co. (The).........    1,164          45,862
Lockheed Martin Corp..............    6,445         226,606
Northrop Grumman Corp.............    1,285         115,998
                                                -----------
                                                    501,465
                                                -----------
AIR FREIGHT (0.2%)
Expeditors International of
 Washington, Inc..................    1,179          58,985
                                                -----------
AIRLINES (2.3%)
AMR Corp. (a).....................    3,719         141,731
Continental Airlines, Inc. Class B
 (a)..............................      428          21,999
Delta Air Lines, Inc..............    1,496          65,869
Northwest Airlines Corp. Class A
 (a)..............................      414          10,346
Southwest Airlines Co.............   12,607         229,573
UAL Corp. (a).....................      659          23,408
US Airways Group, Inc. (a)........    2,168          60,487
                                                -----------
                                                    553,413
                                                -----------
BANKS (7.0%)
Associated Banc Corp..............      845          29,516
Banknorth Group, Inc..............    3,704          73,302
BankWest Corp.....................    1,541          38,448
Century South Banks, Inc..........    4,654         151,115
Charter One Financial, Inc........    5,312         155,642
Comerica, Inc.....................    1,709          87,894
F&M National Corp.................       58           2,189
FifthThird Bancorp................    1,305          70,157
First Tennessee National Corp. ...    3,303         107,909
Firstmerit Corp. .................    2,091          51,606
Golden West Financial Corp. ......    3,078         180,679
M&T Bank Corp. ...................    2,360         168,858
Mercantile Bankshares Corp........      923          34,659
National City Corp................    5,272         143,451
North Fork Bancorp................    2,074          55,065
Regions Financial Corp............    2,787          84,864
SouthTrust Corp...................    2,010          95,575
Synovus Financial Corp............    3,234          93,074
TCF Financial Corp................    2,060          78,342
                                                -----------
                                                  1,702,345
                                                -----------
BEVERAGES (0.7%)
Coca-Cola Enterprises Inc.........    3,163          57,345
Coors (Adolph) Co. Class B........      455          23,660
Pepsi Bottling Group, Inc.........    2,350          94,047
                                                -----------
                                                    175,052
                                                -----------
BIOTECHNOLOGY (2.2%)
Genzyme Corp. (a).................    2,115         230,471
Gilead Sciences, Inc. (a).........    1,194          58,482
IDEC Pharmaceuticals Corp. (a)....    1,258          61,894

                                     SHARES        VALUE
                                    -----------------------
BIOTECHNOLOGY (CONTINUED)
Millennium Pharmaceuticals Inc.
 (a)..............................    4,237     $   157,616
Vertex Pharmaceuticals, Inc.
 (a)..............................      742          28,612
                                                -----------
                                                    537,075
                                                -----------
BROADCAST/MEDIA (0.1%)
Radio One, Inc. Class D (a).......      782          13,529
Westwood One, Inc. (a)............      749          19,661
                                                -----------
                                                     33,190
                                                -----------
BUILDING MATERIALS (0.0%) (B)
USG Corp. (a).....................      549           5,968
                                                -----------
CABLE TV (0.5%)
Adelphia Communications Corp.
 Class A (a)......................      367          13,344
Cablevision Systems Corp. Class A
 (a)..............................    1,121          77,069
Cablevision Systems Corp. Rainbow
 Media Group (a)..................      560          11,844
Charter Communications, Inc. Class
 A (a)............................    1,130          24,193
                                                -----------
                                                    126,450
                                                -----------
CHEMICALS (1.1%)
Air Products & Chemicals, Inc.....    2,845         122,307
Cabot Corp........................    1,676          54,487
Eastman Chemical Co...............    1,021          54,358
FMC Corp. (a).....................      308          22,080
Hercules, Inc. (a)................      456           5,449
IMC Global, Inc...................      471           5,652
Lyondell Chemical Co..............      976          15,333
                                                -----------
                                                    279,666
                                                -----------
COMMERCIAL & CONSUMER SERVICES (1.6%)
Apollo Group Inc. Class A (a).....    2,899          90,159
Arbitron Inc. (a).................      324           6,765
Bisys Group, Inc. (The) (a).......    1,455          70,131
Ceridian Corp. (a)................    1,622          29,196
DeVry, Inc. (a)...................      791          25,003
DST Systems, Inc. (a).............    1,873          92,002
Dun & Bradstreet (The New) (a)....    2,052          56,984
Nova Corp. (a)....................      641          14,525
                                                -----------
                                                    384,765
                                                -----------
COMMUNICATIONS--EQUIPMENT
 MANUFACTURERS (0.3%)
L-3 Communication Holdings, Inc.
 (a)..............................      786          60,718
                                                -----------
COMPUTER SOFTWARE & SERVICES (7.4%)
Affiliated Computer Services, Inc.
 Class A (a)......................      928          66,816
Ariba, Inc. (a)...................    2,970          22,958
Autodesk, Inc.....................      230           8,018
BMC Software, Inc. (a)............    3,090          74,747
Cadence Design Systems, Inc.
 (a)..............................    6,268         129,748
Cambridge Technology Partners,
 Inc. (a).........................    3,437          10,414
Citrix Systems, Inc. (a)..........    2,215          62,906

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP CORE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2001 (Unaudited)

COMMON STOCKS (CONTINUED)
                                     SHARES        VALUE
                                    -----------------------
COMPUTER SOFTWARE & SERVICES (CONTINUED)
Comdisco, Inc.....................   17,087     $    52,628
Concord EFS, Inc. (a).............    4,557         212,128
Electronic Arts Inc. (a)..........    1,678          95,008
Fiserv, Inc. (a)..................    1,640          90,758
Informix Corp. (a)................    3,549          17,745
Ingram Micro, Inc. (a)............    1,647          23,849
Jack Henry & Associates, Inc......      794          22,383
Keane, Inc. (a)...................      728          12,922
Micromuse Inc. (a)................      914          45,243
Network Associates, Inc. (a)......      575           6,342
Novell, Inc. (a)..................    3,010          14,388
Openwave Systems Inc. (a).........    1,738          60,152
PeopleSoft, Inc. (a)..............    5,439         201,460
Peregrine Systems, Inc. (a).......    1,711          44,109
Rational Software Corp. (a).......    4,986         120,711
RSA Security, Inc. (a)............      669          21,408
Sabre Holdings Corp. (a)..........    1,640          81,770
SunGuard Data Systems Inc. (a)....    3,406         188,250
Sybase, Inc. (a)..................    2,169          34,162
Symantec Corp. (a)................      681          44,136
Synopsys, Inc. (a)................      676          38,823
                                                -----------
                                                  1,803,982
                                                -----------
COMPUTER SYSTEMS (0.2%)
Brocade Communications Systems,
 Inc. (a).........................      236           8,966
Palm, Inc. (a)....................      248           1,986
Quantum Corp. (a).................    3,746          42,704
                                                -----------
                                                     53,656
                                                -----------
COMPUTERS--NETWORKING (0.2%)
Emulex Corp. (a)..................      942          33,827
Redback Networks, Inc. (a)........    1,270          24,181
                                                -----------
                                                     58,008
                                                -----------
CONSUMER PRODUCTS (0.1%)
Energizer Holdings, Inc. (a)......    1,162          27,679
                                                -----------
CONTAINERS--METAL & GLASS (0.0%) (B)
Owens-Illinois, Inc. (a)..........      976           7,691
                                                -----------
ELECTRIC POWER COMPANIES (11.8%)
Allegheny Energy, Inc.............    2,773         141,867
Ameren Corp.......................    1,760          73,867
American Electric Power Co.,
 Inc..............................    5,329         262,933
Cinergy Corp......................    1,900          65,892
CMS Energy Corp...................    3,137          98,188
Dominion Resources, Inc...........    3,552         243,276
DPL Inc...........................    1,626          50,390
Edison International Inc. (a).....    2,636          25,965
Energy Corp.......................    4,816         195,048
Exelon Corp.......................    4,493         310,242
First Energy Corp.................    5,795         175,588
FPL Group, Inc....................    3,236         193,836
GPU, Inc..........................      513          17,088
Niagara Mohawk Holdings, Inc.
 (a)..............................      680          11,431
Northeast Utilities...............      607          10,835
PG & E Corp. (a)..................    4,724          42,374
Pinnacle West Capital Corp........    2,152         108,009

                                     SHARES        VALUE
                                    -----------------------
ELECTRIC POWER COMPANIES (CONTINUED)
PPL Corp..........................    3,709     $   203,995
Reliant Energy, Inc...............    4,890         242,299
Teco Energy Inc...................    3,225         103,168
Utilicorp United Inc..............    2,437          86,026
Xcel Energy Inc...................    7,080         220,896
                                                -----------
                                                  2,883,213
                                                -----------
ELECTRICAL EQUIPMENT (0.3%)
Cooper Industries, Inc............    1,099          41,070
Power-One, Inc. (a)...............      644          11,276
Sanmina Corp. (a).................      785          22,883
                                                -----------
                                                     75,229
                                                -----------
ELECTRONICS--COMPONENTS (2.2%)
Amphenol Corp. Class A (a)........      425          17,893
Atmel Corp. (a)...................   10,619         147,498
Captaris Co.......................      284           5,265
Cypress Semiconductor Corp. (a)...    3,212          72,591
Integrated Device Technology, Inc.
 (a)..............................    1,446          56,640
KEMET Corp. (a)...................    1,730          35,500
Microchip Technology Inc. (a).....    3,193          92,373
Siliconix Inc. (a)................       61           1,833
Vishay Intertechology, Inc. (a)...      940          23,453
Waters Corp. (a)..................    1,639          85,556
                                                -----------
                                                    538,602
                                                -----------
ELECTRONICS--DEFENSE (0.8%)
Raytheon Co. Class B..............    6,728         198,678
                                                -----------
ELECTRONICS--INSTRUMENTATION (0.2%)
PerkinElmer, Inc..................      634          42,421
                                                -----------
ELECTRONICS--SEMICONDUCTORS (1.5%)
Advanced Micro Devices, Inc.
 (a)..............................    5,031         155,961
Applied Micro Circuits Corp.
 (a)..............................      250           6,505
Fairchild Semiconductor
 International Inc. Class A (a)...      641          11,602
GlobeSpan, Inc. (a)...............      503          11,066
Maxim Integrated Products, Inc.
 (a)..............................      757          38,683
National Semiconductor Corp.
 (a)..............................    1,273          36,662
Novellus Systems, Inc. (a)........    1,645          90,722
Rambus, Inc. (a)..................    1,090          18,530
                                                -----------
                                                    369,731
                                                -----------
ENGINEERING & CONSTRUCTION (0.3%)
Fluor Corp. (a)...................      966          50,918
Massey Energy Co..................      935          21,047
                                                -----------
                                                     71,965
                                                -----------
ENTERTAINMENT (0.1%)
E.W. Scripps Co. (The)............      334          21,449
Metro-Goldwyn-Mayer Inc. (a)......      409           8,356
                                                -----------
                                                     29,805
                                                -----------
FINANCIAL--MISCELLANEOUS (4.7%)
Ambac Financial Group, Inc........    2,394         128,821
CIT Group, Inc....................    2,546          93,438
Dime Bancorp, Inc.................    3,091         103,085

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

COMMON STOCKS (CONTINUED)
                                     SHARES        VALUE
                                    -----------------------
FINANCIAL--MISCELLANEOUS (CONTINUED)
Franklin Resources, Inc...........    2,038     $    88,959
Golden State Bancorp Inc..........    1,796          53,521
GreenPoint Financial Corp.........    2,166          79,709
Heller Financial, Inc.............      958          30,570
MBIA, Inc.........................    3,615         172,978
Neuberger Berman Inc..............      981          70,171
PMI Group Inc. (The)..............      394          25,334
SEI Investments Co................    1,991          79,859
USA Education Inc.................    3,064         217,850
                                                -----------
                                                  1,144,295
                                                -----------
FOOD (1.6%)
Archer-Daniels-Midland Co.........    6,542          77,915
ConAgra Foods, Inc................    4,650          96,767
Flowers Foods, Inc. (a)...........       85           2,316
IBP, Inc..........................    1,441          22,912
Quaker Oats Co. (The).............    1,192         115,624
Ralston-Ralston Purina Group......    1,345          40,875
Tyson Foods, Inc. Class A.........    2,730          37,592
                                                -----------
                                                    394,001
                                                -----------
FOOD & HEALTH CARE DISTRIBUTORS (0.5%)
McKesson HBOC, Inc................    3,257         100,446
Patterson Dental Co. (a)..........      609          18,611
                                                -----------
                                                    119,057
                                                -----------
GOLD & PRECIOUS METALS MINING (0.1%)
Newmont Mining Corp...............    1,681          30,645
                                                -----------
HARDWARE & TOOLS (0.2%)
Stanley Works (The)...............    1,029          37,301
                                                -----------
HEALTH CARE--DRUGS (1.6%)
Forest Laboratories, Inc. (a).....    3,373         206,259
ICN Pharmaceuticals, Inc..........    1,002          25,671
ICOS Corp. (a)....................      571          32,895
IVAX Corp. (a)....................    1,725          69,086
King Pharmaceuticals, Inc. (a)....    1,581          66,608
                                                -----------
                                                    400,519
                                                -----------
HEALTH CARE--HMOS (2.1%)
Aetna Inc. (a)....................    1,807          50,939
Unitedhealth Group Inc. (a).......    4,724         309,328
Wellpoint Health Network Inc.
 (a)..............................    1,580         155,235
                                                -----------
                                                    515,502
                                                -----------
HEALTH CARE--MEDICAL PRODUCTS (2.3%)
Applera Corp.-Applied Biosystems
 Group............................      180           5,771
Beckman Coulter Inc. .............    1,378          48,988
Biomet, Inc.......................    4,098         175,108
St. Jude Medical, Inc. (a)........    2,123         121,542
Stryker Corp. ....................    3,519         208,641
Sybron Dental Specialties, Inc.
 (a)..............................      446           8,920
                                                -----------
                                                    568,970
                                                -----------
HEALTH CARE--MISCELLANEOUS (4.8%)
Allergan, Inc.....................    1,199          91,124
ALZA Corp. (a)....................    4,684         214,153

                                     SHARES        VALUE
                                    -----------------------
HEALTH CARE--MISCELLANEOUS (CONTINUED)
Express Scripts, Inc. Class A
 (a)..............................      556     $    47,204
First Health Group Corp. (a)......    1,220          63,135
Health Management Associates, Inc.
 Class A (a)......................    6,359         113,953
HEALTHSOUTH Corp. (a).............    9,849         138,378
Oxford Health Plans, Inc. (a).....    2,310          71,841
Quest Diagnostics, Inc. (a).......      729          89,813
Tenet Healthcare Corp. (a)........    5,397         240,922
Trigon Healthcare Inc. (a)........      465          27,998
Universal Health Services, Inc.
 Class B (a)......................      619          55,562
WebMD Corp. (a)...................    3,499          30,476
                                                -----------
                                                  1,184,559
                                                -----------
HOTEL/MOTEL (1.6%)
Harrah's Entertainment, Inc.
 (a)..............................    2,950         101,775
Hilton Hotels Corp................    4,202          46,432
Marriott International, Inc. Class
 A................................    2,256         103,505
MGM Mirage Inc....................    1,498          45,045
Starwood Hotels & Resorts
 Worldwide, Inc...................    2,456          88,637
                                                -----------
                                                    385,394
                                                -----------
HOUSEHOLD--FURNISHINGS & APPLIANCES (0.1%)
Whirlpool Corp....................      480          26,770
                                                -----------
INDEPENDENT POWER PRODUCERS (0.7%)
Calpine Corp. (a).................    2,406         137,118
NRG Energy, Inc. (a)..............      728          26,026
                                                -----------
                                                    163,144
                                                -----------
INSURANCE (5.4%)
Chubb Corp. (The).................    1,476          98,523
Conseco, Inc......................    4,128          78,556
Hartford Financial Services Group
 Inc. (The).......................    1,913         118,797
John Hancock Financial Services,
 Inc..............................    2,530          93,990
Lincoln National Corp.............    1,282          59,177
Loews Corp........................    2,510         169,199
MGIC Investment Corp..............    1,355          88,061
Nationwide Financial Services,
 Inc. Class A.....................      588          24,085
Old Republic International
 Corp.............................    2,972          85,861
Progressive Corp. (The)...........    1,380         161,184
Protective Life Corp..............      302           9,036
Radian Group, Inc.................      452          35,030
Reinsurance Group of America,
 Inc. ............................      219           7,380
St. Paul Cos., Inc. (The).........    2,080          93,808
Torchmark Corp....................    3,161         119,770
UNUMProvident Corp................    2,665          79,710
                                                -----------
                                                  1,322,167
                                                -----------
INTERNET SOFTWARE & SERVICES (0.1%)
Agile Software Corp. (a)..........      404           7,704
Akamai Technologies, Inc. (a).....      559           5,283
Liberate Technologies, Inc. (a)...      615           6,021

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP CORE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2001 (Unaudited)

COMMON STOCKS (CONTINUED)
                                     SHARES        VALUE
                                    -----------------------
INTERNET SOFTWARE & SERVICES (CONTINUED)
VerticalNet, Inc. (a).............      946     $     1,826
WebMethods, Inc. (a)..............      353           8,242
                                                -----------
                                                     29,076
                                                -----------
INVESTMENT BANK/BROKERAGE (1.0%)
Federated Investors, Inc. Class
 B................................    2,064          60,165
Lehman Brothers Holdings Inc......    2,153         156,631
Waddell & Reed Financial, Inc.
 Class A..........................      988          30,055
                                                -----------
                                                    246,851
                                                -----------
LEISURE TIME (0.5%)
International Game
 Technology (a)...................    1,816         101,569
Mandalay Resort Group (a).........      732          17,392
                                                -----------
                                                    118,961
                                                -----------
MACHINERY--DIVERSIFIED (0.8%)
Thermo Electron Corp. (a).........    6,918         182,358
                                                -----------
MANUFACTURING (1.2%)
Crane Co..........................      660          18,573
Danaher Corp......................    2,399         134,368
Dover Corp........................    2,359          92,166
Hillenbrand Industries, Inc.......    1,146          57,873
                                                -----------
                                                    302,980
                                                -----------
MISCELLANEOUS (1.2%)
S&P MidCap 400 Index
 MidCap SPDR Trust Series 1.......    3,176         296,321
                                                -----------
NATURAL GAS DISTRIBUTORS & PIPELINES (3.4%)
Dynegy Inc. Class A...............    2,064         119,402
El Paso Corp......................    2,835         195,048
Equitable Resources, Inc..........      388          31,040
KeySpan Corp......................    1,713          68,006
Kinder Morgan, Inc................    1,451          85,174
NiSource Inc......................    4,942         147,123
Questar Corp. ....................    2,046          65,820
Sempra Energy.....................    3,880         107,360
                                                -----------
                                                    818,973
                                                -----------
OFFICE EQUIPMENT & SUPPLIES (0.2%)
Reynolds & Reynolds Co. (The)
 Class A..........................      903          18,656
Steelcase Inc. Class A............    1,854          22,971
                                                -----------
                                                     41,627
                                                -----------
OIL & GAS SERVICES (5.7%)
Anadarko Petroleum Corp...........    2,137         138,093
Apache Corp.......................    2,750         175,890
Burlington Resources Inc..........    3,707         175,008
Devon Energy Corp.................    2,390         141,034
EOG Resources, Inc................    2,718         126,088
Helmerich & Payne, Inc............      680          34,836
Marine Drilling Cos., Inc. (a)....      745          22,328
Murphy Oil Corp...................    1,177          96,514
Nabors Industries, Inc. (a).......    1,039          61,945
National-Oil Well, Inc. (a).......      698          27,606

                                     SHARES        VALUE
                                    -----------------------
OIL & GAS SERVICES (CONTINUED)
Newfield Exploration Co. (a)......    1,000     $    36,000
Noble Affiliates, Inc.............    1,428          62,075
Ocean Energy Inc..................    2,127          39,371
Tidewater, Inc....................      709          33,231
Ultramar Diamond Shamrock
 Corp. ...........................    1,101          49,666
Unocal Corp.......................    3,638         138,826
Valero Energy Corp................      664          31,978
                                                -----------
                                                  1,390,489
                                                -----------
OIL--INTEGRATED DOMESTIC (4.4%)
Amerada Hess Corp.................    1,969         172,287
Ashland Inc.......................    1,755          75,570
Kerr-McGee Corp...................    2,414         172,963
Occidental Petroleum Corp.........    8,023         241,653
Sunoco, Inc.......................    2,141          81,401
Tosco Corp........................    2,522         116,138
USX-Marathon Group................    6,877         219,789
                                                -----------
                                                  1,079,801
                                                -----------
PAPER & FOREST PRODUCTS (0.6%)
Bowater Inc.......................      642          31,137
Georgia-Pacific Group (Timber
 Group)...........................    1,015          30,054
Willamette Industries, Inc........    1,726          83,970
                                                -----------
                                                    145,161
                                                -----------
PERSONAL LOANS (0.2%)
Countrywide Credit Industries,
 Inc. ............................    1,428          60,933
                                                -----------
POLLUTION CONTROL (1.3%)
Allied Waste Industries, Inc.
 (a)..............................    4,831          76,910
Waste Management, Inc.............    9,642         235,361
                                                -----------
                                                    312,271
                                                -----------
PUBLISHING (0.5%)
Dow Jones & Co., Inc..............    1,082          58,720
Harcourt General Inc..............      980          53,724
                                                -----------
                                                    112,444
                                                -----------
RAILROADS (1.4%)
Burlington Northern Santa Fe
 Corp.............................    3,592         105,605
CSX Corp..........................    2,643          92,690
Kansas City Southern Industries,
 Inc..............................    1,393          17,844
Union Pacific Corp................    2,067         117,592
                                                -----------
                                                    333,731
                                                -----------
REAL ESTATE INVESTMENT/MANAGEMENT (0.3%)
Host Marriott Corp................    2,968          38,258
iStar Financial Inc...............    1,087          27,175
St. Joe Co. (The).................      382           9,393
                                                -----------
                                                     74,826
                                                -----------
RESTAURANTS (1.1%)
Brinker International Inc. (a)....    2,490          71,463
Darden Restaurants, Inc...........    3,026          82,640

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

COMMON STOCKS (CONTINUED)
                                     SHARES        VALUE
                                    -----------------------
RESTAURANTS (CONTINUED)
Starbucks Corp. (a)...............    4,146     $    80,225
Wendy's International, Inc........    1,452          36,779
                                                -----------
                                                    271,107
                                                -----------
RETAIL (3.4%)
BJ's Wholesale Club, Inc. (a).....      861          39,003
Blockbuster Inc. Class A..........      389           7,255
CDW Computer Centers, Inc. (a)....      571          23,080
Circuit City Stores, Inc..........    2,605          39,205
Consolidated Stores Corp. (a).....    1,421          15,631
Dollar General Corp...............    2,338          38,577
Federated Department Stores,
 Inc..............................    2,060          88,539
Office Depot, Inc. (a)............    3,773          35,844
Penney (J.C.) Co., Inc............    3,145          63,718
7-Eleven, Inc. (a)................      790           7,821
Staples, Inc. (a).................    5,619          91,421
Talbots, Inc. (The)...............      579          24,231
Ticketmaster Class B (a)..........      258           3,609
TJX Cos., Inc. (The)..............    6,493         203,426
Toys "R" Us, Inc. (a).............    2,504          62,099
Williams-Sonoma, Inc. (a).........      560          16,839
Winn-Dixie Stores, Inc............    2,095          66,139
                                                -----------
                                                    826,437
                                                -----------
RETAIL--INTERNET (0.0%) (B)
Freemarkets, Inc. (a).............       91             873
                                                -----------
SHOES (0.2%)
NIKE, Inc. Class B................    1,033          43,190
                                                -----------
SPECIALIZED SERVICES (0.2%)
Ecolab Inc........................    1,412          53,416
                                                -----------
SPECIALTY PRINTING (0.2%)
Deluxe Corp.......................      922          23,963
Donnelley (R.R.) & Sons Co........    1,132          31,515
                                                -----------
                                                     55,478
                                                -----------
STEEL (0.2%)
Nucor Corp........................      987          50,070
                                                -----------
TELECOMMUNICATIONS (0.4%)
Focal Communications Corp. (a)....      188           1,218
PanAmSat Corp. (a)................      364          13,348

                                     SHARES        VALUE
                                    -----------------------
TELECOMMUNICATIONS (CONTINUED)
Time Warner Telecom, Inc. (a).....    1,434     $    72,632
United States Cellular Corp.
 (a)..............................      175          11,550
West Corp. (a)....................      114           2,856
                                                -----------
                                                    101,604
                                                -----------
TELEPHONE (0.4%)
BroadWing, Inc. (a)...............    2,571          63,761
Telephone & Data Systems, Inc.....      225          23,625
                                                -----------
                                                     87,386
                                                -----------
TEXTILES (0.9%)
Cintas Corp.......................    1,518          66,504
Jones Apparel Group Inc. (a)......    2,497          99,231
V.F. Corp.........................    1,155          46,881
                                                -----------
                                                    212,616
                                                -----------
TOBACCO (0.9%)
R.J. Reynolds Tobacco Holdings,
 Inc..............................    2,660         155,796
UST Inc...........................    2,067          62,217
                                                -----------
                                                    218,013
                                                -----------
TRANSPORTATION (0.2%)
Gatx Corp.........................    1,208          48,139
                                                -----------
Total Common Stocks
 (Cost $24,347,871)...............               24,397,884
                                                -----------
Total Investments
 (Cost $24,347,871) (c)...........     99.8%     24,397,884(d)
Cash and Other Assets,
 Less Liabilities.................      0.2          39,848
                                    ---------    ----------
Net Assets........................    100.0%    $24,437,732
                                    ---------    ----------
                                    ---------    ----------

------------
(a) Non-income producing security.
(b) Less than one tenth of a percent.
(c) The cost stated also represents the aggregate cost for federal income tax purposes.
(d) At April 30, 2001 net unrealized appreciation was $50,013, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,590,756 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,540,743.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP CORE FUND

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2001
(Unaudited)


ASSETS:
 Investment in securities, at value (identified
   cost $24,347,871)...............................  $24,397,884
 Cash..............................................       72,669
 Receivables:
   Dividends.......................................       14,604
                                                     -----------
       Total assets................................   24,485,157
                                                     -----------
LIABILITIES:
 Payables:
   Investment securities purchased.................       20,843
   Manager.........................................        9,880
   Custodian.......................................        9,734
   Transfer agent..................................        2,510
 Accrued expenses..................................        4,458
                                                     -----------
       Total liabilities...........................       47,425
                                                     -----------
 Net assets........................................  $24,437,732
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class...................................  $     2,502
 Additional paid-in capital........................   25,018,988
 Accumulated undistributed net investment income...       32,759
 Accumulated net realized loss on investments......     (666,530)
 Net unrealized appreciation on investments........       50,013
                                                     -----------
 Net assets........................................  $24,437,732
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $24,437,732
                                                     ===========
 Shares of capital stock outstanding...............    2,502,329
                                                     ===========
 Net asset value per share outstanding.............  $      9.77
                                                     ===========

STATEMENT OF OPERATIONS
For the period January 2, 2001 through April 30, 2001
(Unaudited)


INVESTMENT INCOME:
 Income:
   Dividends.......................................  $    93,815
   Interest........................................       14,099
                                                     -----------
       Total income................................      107,914
                                                     -----------
 Expenses:
   Manager.........................................       63,882
   Professional....................................       12,250
   Custodian.......................................        9,734
   Transfer agent..................................        4,656
   Registration....................................        3,734
   Shareholder communication.......................        1,039
   Directors.......................................          315
   Miscellaneous...................................        6,918
                                                     -----------
       Total expenses before reimbursement.........      102,528
   Expense reimbursement from Manager..............      (27,373)
                                                     -----------
       Net expenses................................       75,155
                                                     -----------
 Net investment income.............................       32,759
                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized loss on investments..................     (666,530)
 Net unrealized appreciation on investments........       50,013
                                                     -----------
 Net realized and unrealized loss on investments...     (616,517)
                                                     -----------
 Net decrease in net assets resulting from
   operations......................................  $  (583,758)
                                                     ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

MID CAP CORE FUND
STATEMENT OF CHANGES IN NET ASSETS
For the period January 2, 2001 through April 30, 2001 (Unaudited)

                                                                 2001
                                                              -----------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $    32,759
    Net realized loss on investments........................     (666,530)
    Net unrealized appreciation on investments..............       50,013
                                                              -----------
    Net decrease in net assets resulting from operations....     (583,758)
                                                              -----------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................   25,021,490
                                                              -----------
      Net increase in net assets............................   24,437,732
NET ASSETS:
  Beginning of period.......................................           --
                                                              -----------
  End of period.............................................  $24,437,732
                                                              ===========
  Accumulated undistributed net investment income at end of
    period..................................................  $    32,759
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MID CAP CORE FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                   NO-LOAD
                                                                    CLASS
                                                              ------------------
                                                               JANUARY 2, 2001
                                                                   THROUGH
                                                               APRIL 30, 2001*
                                                              ------------------
Net asset value at beginning of period......................       $ 10.00
                                                                   -------
Net investment income.......................................          0.01
Net realized and unrealized loss on investments.............         (0.24)
                                                                   -------
Total from investment operations............................         (0.23)
                                                                   -------
Net asset value at end of period............................       $  9.77
                                                                   =======
Total investment return.....................................         (2.30%)(a)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................          0.44%+
  Net expenses..............................................          1.00%+
  Expenses (before reimbursement)...........................          1.36%+
Portfolio turnover rate.....................................            23%
Net assets at end of period (in 000's)......................       $24,438

------------
 *  Unaudited.
 +  Annualized.
(a) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Bond Fund
--------------------------------------------------------------------------------

United States gross domestic product slowed to a 1.0% growth rate in the fourth quarter of 2000, but recovered to a projected 1.3% in the first quarter of 2001. Much of the turnaround was due to Federal Reserve moves to prevent the economic slowdown from turning into an extended recession. Indeed, during the last two months of 2000, slowdowns in hiring and consumer spending combined with higher fuel costs and a protracted presidential election to set the stage for a dynamic new year.

Beginning in early January 2001, the Federal Reserve moved to ease interest rates in four successive 50 basis-point moves that lowered the targeted federal funds rate from 6.50% to 4.50% by the end of April 2001. The Federal Reserve's aggressive easing caused Treasury yields to decline and the yield curve to steepen. Lower yields on shorter-dated Treasuries also reflected their "safe-haven" appeal as investors reevaluated equities in light of slower earnings-growth scenarios. Meanwhile, the government continued to buy back a substantial amount of outstanding Treasury debt, which had an additional positive effect on bond prices.

With lower interest rates easing the pressures among manufacturing companies, the outlook for corporate bonds began to improve. In the first four months of 2001, corporate bond spreads to comparable Treasury securities narrowed as investors turned their attention once again to spread opportunities among corporate issuers, causing corporates to outperform Treasuries. To some degree, this helped offset their poor performance in 2000.

While lower-coupon mortgage-backed securities had provided excellent opportunities in November and December of 2000, declining interest rates in 2001 raised prepayment concerns in the residential mortgage-backed securities market. Even so, refinancing remained modest and residential mortgage-backed securities remained relatively strong performers through the end of April 2001.

PERFORMANCE REVIEW

For the six months ended April 30, 2001, Eclipse Bond Fund No-Load Class shares returned 5.82% and Service Class shares returned 5.81%. Both share classes outperformed the 5.58% return of the average Lipper(1) intermediate U.S. government fund for the same period. On the other hand, both share classes underperformed the 6.22% return of the Lehman Brothers Aggregate Bond Index(2) over the six-month reporting period. The Fund's underweighted position in residential mortgage-backed securities contributed to its underperformance, as these securities held their value rather well, despite rapidly declining interest rates.

Otherwise, the Fund was appropriately positioned for the reshaping of the yield curve that resulted from the Federal Reserve's successive easing moves. During the first three months of 2001, we overweighted the Fund in intermediate-term securities relative to longer-maturity issues, and we lengthened the portfolio duration using a short-dated Treasury issue. The yield curve continued to steepen in April, with the 10-year Treasury bond yield rising 40 basis points compared to just 10 basis points for two-year Treasuries. With a general consensus that Fed easing will continue to strengthen the economy, the yield spreads of corporate and asset-backed bonds to comparable Treasury securities narrowed substantially in April.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(2) The Lehman Brothers Aggregate Bond Index ("the Aggregate Index") includes the following other Lehman Brothers' indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Aggregate Index, securities must be U.S. dollar denominated and investment grade, have a fixed-rate coupon, a remaining maturity or average life of at least one year, and a par amount outstanding of at least $150 million.

CORPORATE BONDS

Despite general optimism in the market, we believe that manufacturers, service companies, labor, and consumers are likely to vary in their reaction time to signs of economic strengthening. As a result, we are not yet ready to position the portfolio for a rapid-growth scenario. Instead, at the end of April, we had positioned the Fund with a neutral duration and held only a moderately overweighted position in corporate bonds. As of April 30, 2001, the Fund was emphasizing intermediate maturities. The Fund favored industries where tight capacity leads to pricing power, as we've seen with power generators and consumer staples. The Fund also seeks businesses that may benefit from the strong housing market.

AGENCY BONDS AND SECURITIZED DEBT

Late in 2000, the Fund increased its exposure to agency securities, particularly debentures issued by government-sponsored housing enterprises, Fannie Mae and Freddie Mac. As interest rates declined, we trimmed the Fund's overweighted agency position to take advantage of emerging opportunities among corporate bonds. Although the Fund remains slightly underweighted in agency securities, we value this sector for its high quality, liquidity, and yield potential.

We believe the Fund's asset-backed securities represent strong opportunities and expect crossover buyers to move out of Treasuries to pursue higher yields with AAA-rated asset-backed bonds.(3) The Fund is positioned primarily in credit-related asset-backed securities, including bonds securing auto loans and credit card receivables. The Fund is also invested in utility rate-reduction bonds. We have avoided investment in the volatile home-equity loan and manufactured-housing sectors.

When interest rates decline, residential mortgage-backed securities involve increasing prepayment risk, since homeowners may seek refinancing at lower rates. For this reason, we have remained cautious about residential mortgage-backed securities. This decision detracted from the Fund's performance in 2001, since these securities have held their value much longer than we anticipated. Even so, we believe the Fund's position may prove beneficial if continued Federal Reserve interest rate cuts cause prepayments to rise. To protect against these risks, the Fund is emphasizing call protection by investing in lower-coupon discount bonds, seasoned paper, 15-year issues, and Ginnie Maes.

LOOKING AHEAD

We believe the Fund is well positioned for the current environment and for a general economic upturn that is likely to result from the Federal Reserve's bias toward easing interest rates. We will continue to be underweighted in residential mortgage-backed securities as long as we anticipate that interest rates may decline, but recognize that opportunities may arise whenever refinancing opportunities become less appealing.

We believe that the yield curve may have overshot its mark and have positioned the Fund's portfolio for a normalization, anticipating that the long end of the curve will outperform the short end over the near term. Whatever the economy or the markets may bring, the Fund will continue to seek to maximize total return consistent with the preservation of capital.

GARY GOODENOUGH
CHRISTOPHER HARMS
Portfolio Managers
MacKay Shields LLC

--------------------------------------------------------------------------------
(3) Bonds rated AAA by Standard & Poor's have the highest quality rating, and according to Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

                         $10,000 INVESTED IN ECLIPSE
                         BOND FUND VS LEHMAN BROTHERS
                               AGGREGATE INDEX
                             NO-LOAD CLASS SHARES

[No-Load Class Shares Line Graph]

                                                              LEHMAN BROTHERS AGGREGATE INDEX               BOND FUND
                                                              -------------------------------               ---------
1/2/91                                                                    10000.00                           10000.00
91                                                                        11601.00                           11400.00
92                                                                        12461.00                           12128.00
93                                                                        13675.00                           13310.00
94                                                                        13276.00                           12869.00
95                                                                        15727.00                           15170.00
96                                                                        16299.00                           15595.00
97                                                                        17871.00                           16931.00
98                                                                        19426.00                           18273.00
99                                                                        19266.00                           17821.00
00                                                                        21506.00                           19768.00
01 as of 4/30/01                                                          22067.00                           20204.00


                          $10,000 INVESTED IN ECLIPSE
                         BOND FUND VS LEHMAN BROTHERS
                                AGGREGATE INDEX
                             SERVICE CLASS SHARES
[Service Class Shares Line Graph]

                                                              LEHMAN BROTHERS AGGREGATE INDEX               BOND FUND
                                                              -------------------------------               ---------
1/2/91                                                                    10000.00                           10000.00
91                                                                        11601.00                           11400.00
92                                                                        12461.00                           12128.00
93                                                                        13675.00                           13310.00
94                                                                        13276.00                           12869.00
95                                                                        15727.00                           15128.00
96                                                                        16299.00                           15525.00
97                                                                        17871.00                           16799.00
98                                                                        19426.00                           18099.00
99                                                                        19266.00                           17606.00
00                                                                        21506.00                           19471.00
01 as of 4/30/01                                                          22067.00                           19902.00

Source: Lipper Inc., 4/30/01
THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 1/2/91.

                                                   TOTAL RETURN(*)               AVERAGE ANNUAL TOTAL RETURN(*) AS OF
                  PERFORMANCE                    AS OF APRIL 30, 2001                       APRIL 30, 2001
---------------------------------------------------------------------------------------------------------------------
                                                   SIX-MONTH PERIOD              ONE YEAR   FIVE YEARS      TEN YEARS
---------------------------------------------------------------------------------------------------------------------
Bond Fund No-Load Class                                  5.82%                     11.78%       6.53%         6.91%
Bond Fund Service Class(+)                               5.81                      11.56        6.29          6.75
Average Lipper intermediate U.S. government
 fund(++)                                                5.58                      11.07        6.45          6.58
Lehman Brothers Aggregate Index(sec.)                    6.22                      12.39        7.51          7.82

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]



                                                              YEAR END                                      TEN MONTHS
                                                             DECEMBER 31                                       ENDED    YEAR ENDED
                                                            -------------                                   OCTOBER 31  OCTOBER 31
                   1991      1992        1993        1994        1995        1996        1997        1998      1999        2000
                   ----      ----        ----        ----        ----        ----        ----        ----      ----        ----
TOTAL RETURN(*)    14.00%    6.39%       9.74%       -3.31%      17.88%      2.80%       8.57%       7.93%     -1.61%      6.21%

                      SIX MONTHS
                        ENDED
                       APRIL 30
                         2001
                         ----
TOTAL RETURN(*)          5.82%

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

(*) Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

(+) Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception (1/2/91) up to 12/31/94. Performance figures for these two classes will vary after this date based on differences in their expense structures.

(++) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

(sec.) The Lehman Brothers Aggregate Index (the "Aggregate Index") includes the following other Lehman Brothers' indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Aggregate Index, securities must be U.S. dollar denominated and investment grade and have a fixed-rate coupon, a remaining maturity or average life of at least one year, and a par amount outstanding of at least $150 million.

BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Unaudited)

LONG-TERM INVESTMENTS (95.7%)+
ASSET-BACKED SECURITIES (6.1%)
                                 PRINCIPAL
                                  AMOUNT         VALUE
                               ---------------------------
AUTO LEASES (1.0%)
AmSouth Auto Trust
 Series 2000-1 Class A3
 6.67%, due 7/15/04..........  $  1,158,000   $  1,187,344
                                              ------------
ELECTRIC POWER COMPANIES (2.9%)
Connecticut RRB Special
 Purpose Trust
 Series 2001-1 Class A5
 6.21%, due 12/30/11.........     1,305,000      1,291,076
PECO Energy Transition Trust
 Series 2001-A Class A1
 6.52%, due 12/31/10.........     2,000,000      2,007,940
                                              ------------
                                                 3,299,016
                                              ------------
FINANCE (1.1%)
Public Service New Hampshire
 Funding LLC
 Series 2001-1 Class A2
 5.73%, due 11/1/10..........     1,205,000      1,200,324
                                              ------------
UTILITIES--ELECTRIC & GAS (1.1%)
Public Service Electric & Gas
 Transition Funding LLC
 Series 2001-1 Class A7
 6.75%, due 6/15/16..........     1,262,000      1,260,397
                                              ------------
Total Asset-Backed Securities
 (Cost $6,927,927)...........                    6,947,081
                                              ------------
CORPORATE BONDS (23.0%)
AUTO LEASES (0.4%)
General Motors Acceptance
 Corp.
 7.50%, due 7/15/05..........       402,000        418,816
                                              ------------
AUTOMOBILES (0.8%)
DaimlerChrysler NA Holdings
 8.50%, due 1/18/31..........       854,000        879,577
                                              ------------
BANKS--MAJOR REGIONAL (3.9%)
Capital One Bank
 6.875%, due 2/1/06..........     2,917,000      2,846,438
U.S. Bancorp
 7.50%, due 6/1/26...........       940,000        990,553
Wells Fargo Co.
 7.20%, due 5/1/03...........       643,000        668,926
                                              ------------
                                                 4,505,917
                                              ------------
BEVERAGES--ALCOHOLIC (0.4%)
Anheuser-Busch Co., Inc.
 6.80%, due 1/15/31..........       485,000        475,421
                                              ------------
BEVERAGES--SOFT DRINKS (0.5%)
Coca-Cola Co.
 5.75%, due 3/15/11..........       620,000        594,815
                                              ------------

                                 PRINCIPAL
                                  AMOUNT         VALUE
                               ---------------------------
BROADCAST/MEDIA (2.0%)
Time Warner Entertainment Co.
 10.15%, due 5/1/12..........  $  1,839,000   $  2,280,066
                                              ------------
CONSTRUCTION & HOUSING (1.3%)
Masco Corp.
 6.75%, due 3/15/06..........     1,440,000      1,451,923
                                              ------------
ELECTRIC POWER COMPANIES (3.5%)
Connecticut Light & Power Co.
 7.75%, due 6/1/02...........       475,000        492,946
Progress Energy Inc.
 6.55%, due 3/1/04...........     1,146,000      1,166,960
PSEG Power
 6.875%, due 4/15/06 (a).....     2,295,000      2,288,386
                                              ------------
                                                 3,948,292
                                              ------------
FINANCE (2.2%)
Associates Corp. NA
 6.10%, due 1/15/05..........       967,000        973,373
Boeing Capital Corp.
 6.10%, due 3/1/11...........     1,208,000      1,182,876
General Electric Capital
 Corp.
 6.875%, due 11/15/10........       391,000        407,829
                                              ------------
                                                 2,564,078
                                              ------------
FOREIGN GOVERNMENT (2.6%)
United Mexican States
 8.325%, due 1/14/11.........     1,030,000      1,020,864
 9.875%, due 2/1/10..........     1,845,000      1,984,943
                                              ------------
                                                 3,005,807
                                              ------------
INDEPENDENT POWER PRODUCER (0.6%)
NRG Energy Inc.
 8.625%, due 4/1/31..........       645,000        660,215
                                              ------------
INSURANCE--LIFE & HEALTH (0.6%)
UnumProvident Corp.
 7.625%, due 3/1/11..........       661,000        671,607
                                              ------------
OIL & GAS--EXPLORATION & PRODUCTION (0.9%)
Burlington Resources Inc.
 6.68%, due 2/15/11..........       979,000        977,620
                                              ------------
PAPER & FOREST PRODUCTS (0.9%)
Westvaco Corp.
 7.95%, due 2/15/31..........     1,033,000        976,113
                                              ------------
POLLUTION CONTROL (0.3%)
Waste Management, Inc.
 7.375%, due 8/1/01..........       310,000        308,658
                                              ------------
RETAIL STORES--APPAREL (0.5%)
Gap, Inc. (The)
 5.625%, due 5/1/03..........       590,000        589,646
                                              ------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

CORPORATE BONDS (CONTINUED)
                                 PRINCIPAL
                                  AMOUNT         VALUE
                               ---------------------------
TELECOMMUNICATIONS--LONG DISTANCE (1.6%)
Sprint Capital Corp.
 5.875%, due 5/1/04..........  $    652,000   $    636,828
 7.625%, due 1/30/11.........     1,211,000      1,209,716
                                              ------------
                                                 1,846,544
                                              ------------
Total Corporate Bonds
 (Cost $25,868,106)..........                   26,155,115
                                              ------------
MORTGAGE-BACKED SECURITIES (1.2%)
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (1.2%)
GMAC Commercial Mortgage
 Securities Inc.
 1998-C2 Class A2
 6.42%, due 5/15/35..........       949,000        956,544
Salomon Brothers Mortgage
 Securities VII
 Series 2000-FL1 Class A
 5.3788%, due 5/5/01
   (a)(b)....................       106,516        106,516
Starwood Asset Receivables
 Trust
 Series 2000-1 Class A
 4.8063%, due 9/25/22
   (a)(b)....................       328,288        328,452
                                              ------------
                                                 1,391,512
                                              ------------
Total Mortgage-Backed
 Securities
 (Cost $1,349,050)...........                    1,391,512
                                              ------------
U.S. GOVERNMENT &
FEDERAL AGENCIES (64.5%)
FEDERAL HOME LOAN BANK (0.7%)
 5.125%, due 9/15/03.........       835,000        840,453
                                              ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (7.4%)
 5.75%, due 7/15/03..........     7,740,000      7,898,128
 7.00%, due 3/15/10..........       536,000        572,089
                                              ------------
                                                 8,470,217
                                              ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (8.8%)
 5.125%, due 2/13/04.........     4,390,000      4,408,570
 6.25%, due 2/1/11...........       934,000        930,656
 7.125%, due
   2/15/05-6/15/10...........     4,337,000      4,625,987
                                              ------------
                                                 9,965,213
                                              ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (3.1%)
 5.50%, due 8/1/14...........     3,038,845      2,958,589
 7.00%, due 4/1/30...........       512,310        516,711
                                              ------------
                                                 3,475,300
                                              ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (12.4%)
 6.00%, due 4/15/29..........     2,596,622      2,523,994
 6.50%, due 7/15/28..........     1,243,123      1,233,799
 7.50%, due
   12/15/28-8/15/30..........    10,161,291     10,412,133
                                              ------------
                                                14,169,926
                                              ------------

                                PRINCIPAL
                                  AMOUNT         VALUE
                               --------------------------
UNITED STATES TREASURY BONDS (11.2%)
 5.375%, due 2/15/31.........  $  1,385,000   $  1,306,221
 6.25%, due 8/15/23-5/15/30..     2,435,000      2,539,505
 8.75%, due 8/15/20..........       875,000      1,160,198
 11.25%, due 2/15/15 (c).....     3,111,000      4,739,391
 12.00%, due 8/15/13 (c).....     2,177,000      3,040,311
                                              ------------
                                                12,785,626
                                              ------------
UNITED STATES TREASURY NOTES (20.9%)
 5.25%, due 8/15/03..........     2,075,000      2,112,599
 5.75%, due 8/15/10 (c)......     2,240,000      2,297,053
 5.875%, due 2/15/04.........     3,730,000      3,856,335
 6.25%, due 2/15/03-2/15/07..     7,368,000      7,728,548
 6.625%, due 5/15/07.........     2,040,000      2,198,426
 7.00%, due 7/15/06 (c)......     5,187,000      5,655,127
                                              ------------
                                                23,848,088
                                              ------------
Total U.S. Government &
 Federal Agencies
 (Cost $72,916,759)..........                   73,554,823
                                              ------------
YANKEE BOND (0.9%)
TELECOMMUNICATIONS--LONG DISTANCE (0.9%)
Nortel Networks Ltd.
 6.125%, due 2/15/06.........     1,009,000        961,870
                                              ------------
Total Yankee Bond
 (Cost $1,005,306)...........                      961,870
                                              ------------
Total Long-Term Investments
 (Cost $108,067,148).........                  109,010,401
                                              ------------
SHORT-TERM INVESTMENT (2.4%)
COMMERCIAL PAPER (2.4%)
Freddie Mac
 4.53%, due 5/1/01...........     2,775,000      2,775,000
                                              ------------
Total Short-Term Investment
 (Cost $2,775,000)...........                    2,775,000
                                              ------------
Total Investments
 (Cost $110,842,148) (d).....         98.1%    111,785,401(e)
Cash and Other Assets,
 Less Liabilities............           1.9      2,185,904
                               ------------   ------------
Net Assets...................        100.0%   $113,971,305
                               ============   ============

------------
(a)  May be sold to institutional investors only.
(b)  Floating rate. Rate shown is the rate in effect at April 30, 2001.
(c) Represents securities out on loan or a portion of which is out on loan. (See Note 2(O))
(d)  The cost for federal income tax purposes is $110,867,782.
(e) At April 30, 2001 net unrealized appreciation was $917,619, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,510,085 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $592,466.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2001
(Unaudited)


ASSETS:
 Investment in securities, at value (identified
   cost $110,842,148).............................  $111,785,401
 Cash.............................................       530,152
 Collateral held for securities loaned at value
   (Note 2(O))....................................    17,080,089
 Receivables:
   Investment securities sold.....................     6,916,833
   Interest.......................................     1,505,973
   Fund shares sold...............................           395
                                                    ------------
       Total assets...............................   137,818,843
                                                    ------------
LIABILITIES:
 Securities lending collateral (Note 2(O))........    17,080,089
 Payables:
   Investment securities purchased................     6,649,221
   Manager........................................        58,904
   Custodian......................................        11,400
   Transfer agent.................................         5,052
   Fund shares redeemed...........................           625
 Accrued expenses.................................        42,247
                                                    ------------
       Total liabilities..........................    23,847,538
                                                    ------------
 Net assets.......................................  $113,971,305
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class..................................  $     11,335
   Service Class..................................           379
 Additional paid-in capital.......................   122,123,992
 Accumulated undistributed net investment
   income.........................................     3,050,311
 Accumulated net realized loss on investments.....   (12,157,965)
 Net unrealized appreciation on investments.......       943,253
                                                    ------------
 Net assets.......................................  $113,971,305
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $110,300,097
                                                    ============
 Shares of capital stock outstanding..............    11,335,130
                                                    ============
 Net asset value per share outstanding............  $       9.73
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $  3,671,208
                                                    ============
 Shares of capital stock outstanding..............       378,657
                                                    ============
 Net asset value per share outstanding............  $       9.70
                                                    ============

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001
(Unaudited)


INVESTMENT INCOME:
 Income:
   Interest.......................................  $  5,724,044
                                                    ------------
 Expenses:
   Manager........................................       654,665
   Professional...................................        25,526
   Registration...................................        20,160
   Transfer agent.................................        15,151
   Custodian......................................        12,746
   Shareholder communication......................         4,524
   Service........................................         4,306
   Directors......................................         2,739
   Miscellaneous..................................        12,562
                                                    ------------
       Total expenses before reimbursement........       752,379
   Expense reimbursement from Manager.............       (91,174)
                                                    ------------
       Net expenses...............................       661,205
                                                    ------------
 Net investment income............................     5,062,839
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain on investments.................     7,015,792
 Net change in unrealized appreciation on
   investments....................................      (697,837)
                                                    ------------
 Net realized and unrealized gain on investments..     6,317,955
                                                    ------------
 Net increase in net assets resulting from
   operations.....................................  $ 11,380,794
                                                    ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2001 (Unaudited) and the year ended October 31, 2000

                                                                  2001           2000
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $  5,062,839   $ 11,337,999
    Net realized gain (loss) on investments.................     7,015,792     (3,469,851)
    Net change in unrealized appreciation (depreciation) on
     investments............................................      (697,837)     3,816,897
                                                              ------------   ------------
    Net increase in net assets resulting from operations....    11,380,794     11,685,045
                                                              ------------   ------------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................   (11,344,505)   (10,180,230)
      Service Class.........................................      (187,783)      (163,803)
                                                              ------------   ------------
        Total dividends to shareholders.....................   (11,532,288)   (10,344,033)
                                                              ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................     7,463,084     22,891,452
      Service Class.........................................       540,820      1,943,065
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      No-Load Class.........................................    11,186,406     10,034,611
      Service Class.........................................       171,311        147,953
                                                              ------------   ------------
                                                                19,361,621     35,017,081
    Cost of shares redeemed:
      No-Load Class.........................................  (101,661,137)   (15,307,943)
      Service Class.........................................      (224,425)    (2,666,411)
                                                              ------------   ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................   (82,523,941)    17,042,727
                                                              ------------   ------------
      Net increase (decrease) in net assets.................   (82,675,435)    18,383,739
NET ASSETS:
  Beginning of period.......................................   196,646,740    178,263,001
                                                              ------------   ------------
  End of period.............................................  $113,971,305   $196,646,740
                                                              ============   ============
  Accumulated undistributed net investment income at end of
    period..................................................  $  3,050,311   $  9,597,852
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                     NO-LOAD        SERVICE    NO-LOAD    SERVICE    NO-LOAD       SERVICE
                                                      CLASS          CLASS      CLASS      CLASS      CLASS         CLASS
                                                     --------       --------   --------   --------   --------      --------
                                                                                                        JANUARY 1, 1999
                                                        SIX MONTHS ENDED           YEAR ENDED               THROUGH
                                                        APRIL 30, 2001**        OCTOBER 31, 2000       OCTOBER 31, 1999*
                                                     -----------------------   -------------------   ----------------------
Net asset value at beginning of period.............  $   9.75     $   9.70     $   9.75   $   9.69   $   9.91      $   9.88
                                                     --------     --------     --------   --------   --------      --------
Net investment income..............................      0.28(c)      0.27(c)      0.57       0.55       0.47          0.47
Net realized and unrealized gain (loss) on
 investments.......................................      0.27(d)      0.28(d)     (0.01)     (0.01)     (0.63)        (0.66)
                                                     --------     --------     --------   --------   --------      --------
Total from investment operations...................      0.55         0.55         0.56       0.54      (0.16)        (0.19)
                                                     --------     --------     --------   --------   --------      --------
Less dividends from net investment income..........     (0.57)       (0.55)       (0.56)     (0.53)     (0.00)(b)     (0.00)(b)
                                                     --------     --------     --------   --------   --------      --------
Net asset value at end of period...................  $   9.73     $   9.70     $   9.75   $   9.70   $   9.75      $   9.69
                                                     ========     ========     ========   ========   ========      ========
Total investment return............................      5.82%(a)     5.81%(a)     6.21%      5.96%     (1.61%)(a)    (1.92%)(a)
Ratios (to average net assets)/Supplemental Data:
 Net investment income.............................      5.81%+       5.56%+       6.05%      5.80%      5.55%+        5.30%+
 Net expenses......................................      0.75%+       1.00%+       0.75%      1.00%      0.75%+        1.00%+
 Expenses (before reimbursement)...................      0.86%+       1.11%+       0.83%      1.08%      0.85%+        1.10%+
Portfolio turnover rate............................       138%         138%         361%       361%       245%          245%
Net assets at end of period (in 000's).............  $110,300     $  3,671     $193,466   $  3,181   $174,521      $  3,742

------------
 *   The Fund changed its fiscal year end from December 31 to October 31.
**   Unaudited.
 +   Annualized.
(a)  Total return is not annualized.
(b)  Less than one cent per share.
(c)  Per share data based on average shares outstanding during the period.
(d) These amounts take into account amortization premium as required per recent implementation of SAP 74, as discussed in Note 2F of the financial statements.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

     NO-LOAD    SERVICE    NO-LOAD    SERVICE    NO-LOAD    SERVICE    NO-LOAD    SERVICE
      CLASS      CLASS      CLASS      CLASS      CLASS      CLASS      CLASS      CLASS
     --------   --------   --------   --------   --------   --------   --------   --------
                                    YEAR ENDED DECEMBER 31
     -------------------------------------------------------------------------------------
            1998                  1997                  1996                  1995
     -------------------   -------------------   -------------------   -------------------
     $   9.71   $   9.68   $   9.51   $   9.49   $   9.85   $   9.83   $   8.93   $   8.93
     --------   --------   --------   --------   --------   --------   --------   --------
         0.57       0.54       0.61       0.59       0.62       0.60       0.68       0.67
         0.20       0.20       0.20       0.19      (0.34)     (0.34)      0.92       0.90
     --------   --------   --------   --------   --------   --------   --------   --------
         0.77       0.74       0.81       0.78       0.28       0.26       1.60       1.57
     --------   --------   --------   --------   --------   --------   --------   --------
        (0.57)     (0.54)     (0.61)     (0.59)     (0.62)     (0.60)     (0.68)     (0.67)
     --------   --------   --------   --------   --------   --------   --------   --------
     $   9.91   $   9.88   $   9.71   $   9.68   $   9.51   $   9.49   $   9.85   $   9.83
     ========   ========   ========   ========   ========   ========   ========   ========
         7.93%      7.73%      8.57%      8.21%      2.80%      2.62%     17.88%     17.55%
         5.57%      5.32%      6.21%      5.96%      6.10%      5.85%      6.62%      6.37%
         0.75%      1.00%      0.75%      1.00%      0.75%      1.00%      0.75%      1.00%
         0.86%      1.11%      0.85%      1.10%      0.86%      1.11%      0.86%      1.11%
          335%       335%       338%       338%       398%       398%       470%       470%
     $182,402   $  4,290   $183,846   $  1,531   $177,009   $  1,597   $193,518   $    749

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CORE BOND PLUS FUND
--------------------------------------------------------------------------------

Despite a rise in gross domestic product from 1.0% during the fourth quarter of 2000 to a projected 1.3% in the first quarter of 2001, the first four months of 2001 will probably be most remembered for the efforts of the Federal Reserve to stall an economic slowdown. Four successive 50 basis point interest-rate moves lowered the targeted federal funds rate from 6.50% to 4.50% from January through April of 2001. This action caused Treasury yields to decline and the yield curve to steepen. Lower yields on shorter-dated Treasuries also reflected their "safe-haven" appeal as investors reevaluated equities in light of slower earnings-growth scenarios.

The high-yield bond market started the year with a sense of optimism and investors were not afraid to take on risk. With the new-issue pipeline slow to react, limited supply could not satiate the demand early in the year, causing high-yield spreads to narrow rapidly. By the end of the first calendar quarter, however, evidence that the economy was indeed slowing began to have an impact on the prospects for manufacturing, technology, and telecommunications companies.

The Federal Reserve was not the only central bank to lower interest rates. Smaller easing moves in several Anglo Saxon markets, including the United Kingdom, Canada, and Australia, helped bond values in these countries. Japan resumed its zero interest-rate policy and pressured the yen versus the U.S. dollar.

PERFORMANCE REVIEW

Eclipse Core Bond Plus Fund commenced operations on January 2, 2001. From its inception through April 30, 2001, Eclipse Core Bond Plus Fund No-Load Class shares returned 1.50%. The Fund underperformed the 1.84% return of the average Lipper(1) general bond fund for the first four months of 2001. The Fund also underperformed the 2.61% return of the Lehman Brothers Aggregate Bond Index(2) over the four-month period. Allocations to the high-yield and emerging-market bond sectors were minor drags on performance, as was the Fund's underweighted position in mortgage-backed securities, which were surprised by tightening in a period of rapidly falling interest rates.

Otherwise, the Fund was appropriately positioned for the reshaping of the yield curve that resulted from the Federal Reserve's successive easing moves. During the first three months of 2001, we overweighted the Fund in intermediate-term securities relative to longer-maturity issues and lengthened the portfolio duration using a short-dated Treasury issue. The yield curve continued to steepen in April, with the 10-year Treasury bond yield rising 40 basis points compared to just 10 basis points for two-year Treasuries. With a general consensus that Fed easing will continue to strengthen the economy, the yield spreads of corporate and asset-backed bonds to comparable Treasury securities narrowed substantially in April.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries. These risks are likely to be greater for emerging markets than in developed markets.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(2) The Lehman Brothers Aggregate Bond Index ("the Aggregate Index") includes the following other Lehman Brothers' indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. To qualify for inclusion in the Aggregate Index, securities must be U.S. dollar denominated and investment grade, and have a fixed-rate coupon, a remaining maturity or average life of at least one year, and a par amount outstanding of at least $150 million.

Despite general optimism in the market, we believe that manufacturing, the service sector, labor, and consumers are likely to vary in their reaction time to signs of economic strengthening. As a result, we are not yet ready to position the portfolio for a rapid-growth scenario. Instead, at the end of April, we had positioned the Fund with a neutral duration and held only a moderately overweighted position in corporate bonds. As of April 30, 2001, the Fund was emphasizing intermediate maturities. The Fund favored industries where tight capacity leads to pricing power, as we've seen with power generators and consumer staples. The Fund also seeks businesses that may benefit from the strong housing market.

AGENCIES AND SECURITIZED DEBT

Although the Fund remains slightly underweighted in agency securities, we value this sector for its high quality, liquidity, and yield potential. The Fund was overweighted in agencies earlier in the year, but pared back the position to take advantage of opportunities in corporate, high-yield, and international bonds.

We believe the Fund's asset-backed securities represent strong opportunities and expect crossover buyers to move out of Treasuries to pursue higher yields with AAA-rated asset-backed bonds.(3) The Fund is positioned primarily in credit-related asset-backed securities, including bonds securing auto loans and credit card receivables. The Fund is also invested in utility rate-reduction bonds. We have avoided investment in the volatile home-equity loan and manufactured-housing sectors.

When interest rates decline, residential mortgage-backed securities involve increasing prepayment risk, since homeowners may seek refinancing at lower rates. For this reason, we have remained cautious about residential mortgage-backed securities. This decision detracted from the Fund's performance since these securities have held their value much longer than we anticipated. Even so, we believe the Fund's position may prove beneficial if continued Federal Reserve easing causes prepayments to rise. To protect against these risks, the Fund is emphasizing call protection by investing in lower-coupon discount bonds, seasoned paper, 15-year issues, and Ginnie Maes.

HIGH-YIELD AND INTERNATIONAL DEBT

The high-yield sector tends to mirror the equity markets and be somewhat more forward looking than high-grade debt. Despite equity setbacks in the manufacturing, technology, and telecommunications sectors during the first calendar quarter of 2001, by the end of March 2001, we felt comfortable with an overweighted high-yield position. Although high-yield spreads were tightening, they remained somewhat wider than their historical norms.

Since earnings potential--rather than earnings duration--may be a key to evaluating high-yield credits, the prospect of improvement in corporate profitability bodes well for high-yield bonds. In addition, the Federal Reserve's current aggressive easing policy also lends stronger support to the sector. As a result, we have increased the Fund's exposure to this sector to about 85% of the maximum allocation allowed by the prospectus.

The Fund is also taking maximum advantage of its ability to invest in international bonds. We believe that Europe and the United Kingdom will ease monetary policy and expect their bond markets to outperform during the second calendar quarter of 2001. We also see select emerging-market sovereign and corporate names that look appealing.

--------------------------------------------------------------------------------
(3) Bonds rated AAA by Standard & Poor's have the highest quality rating, and according to Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

LOOKING AHEAD

We believe the Fund is well positioned for the current environment and for a general economic upturn that is likely to result from the Federal Reserve's bias toward easing interest rates. We will continue to be underweighted in residential mortgage-backed securities as long as we anticipate that interest rates may decline, but recognize that opportunities may arise whenever refinancing opportunities become less appealing.

We believe that the yield curve may have overshot its mark and have positioned the Fund's portfolio for a normalization, anticipating that the long end of the curve will outperform the short end over the near term. Whatever the economy or the markets may bring, the Fund will continue to seek to maximize total return consistent with the preservation of capital.

GARY GOODENOUGH
CHRISTOPHER HARMS
Portfolio Managers
MacKay Shields LLC

                                                                TOTAL RETURN(*)
                      PERFORMANCE                             AS OF APRIL 30, 2001
--------------------------------------------------------------------------------------
                                                          SINCE INCEPTION(+)
--------------------------------------------------------------------------------------
Core Bond Plus Fund No-Load Class                                     1.50%
Average Lipper general bond fund(++)                                  1.84
Lehman Brothers Aggregate Bond Index(sec.)                            2.61

FOUR-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

                                                               FOUR MONTHS
                                                                  ENDED
                                                                 APRIL 30
                                                                  2001
                                                                 -------
TOTAL RETURN(*)                                                    1.50

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

(*) Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends.

(+)    The Fund's inception date was 1/2/01.

(++) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

(sec.) The Lehman Brothers Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's Investors Service, Standard & Poor's, or Fitch Investor's Service, in that order. All issues must have at least one year left to maturity and have an outstanding par value of at least $100 million. The Index is comprised of the Lehman Brothers Government/Corporate, Mortgage-Backed Securities, and Asset-Backed Securities Indices. You cannot invest directly in an index.

CORE BOND PLUS FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Unaudited)

LONG-TERM BONDS (92.7%)+
ASSET-BACKED SECURITIES (6.4%)
                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   -----------------------
AUTO LEASES (1.7%)
Capital Auto Receivables Asset
 Trust
 Series 2001-1 Class A3
 5.33%, due 4/15/04..............  $  445,000   $   448,529
                                                -----------
ELECTRIC POWER COMPANIES (2.8%)
AES Eastern Energy, L.P.
 Pass-Through Certificates
 Series 1999-A
 9.00%, due 1/2/17...............      15,000        15,007
 Series 1999-B
 9.67%, due 1/2/29...............     105,000       108,560
Connecticut RRB Special
 Purpose Trust
 Series 2001-1 Class A5
 6.21%, due 12/30/11.............     250,000       247,332
PECO Energy Transition Trust
 Series 2001-A Class A1
 6.52%, due 12/31/10.............     345,000       346,370
                                                -----------
                                                    717,269
                                                -----------
FINANCE (0.9%)
Public Service New Hampshire
 Funding LLC
 Series 2001-1 Class A2
 5.73%, due 11/1/10..............     230,000       229,108
                                                -----------
INDEPENDENT POWER PRODUCERS (0.1%)
Tiverton Power Associates Ltd. &
 Rumford Power Associates Ltd.,
 L.P.
 Pass-Through Certificates
 9.00%, due 7/15/18 (b)..........      15,000        14,890
                                                -----------
UTILITIES--ELECTRIC & GAS (0.9%)
Public Service Electric & Gas
 Transition Funding LLC
 Series 2001-1 Class A7
 6.75%, due 6/15/16..............     235,000       234,701
                                                -----------
Total Asset-Backed Securities
 (Cost $1,644,165)...............                 1,644,497
                                                -----------
CONVERTIBLE BONDS (0.1%)
ELECTRONICS--SEMICONDUCTORS (0.0%)(a)
LSI Logic Corp.
 4.00%, due 2/15/05..............      20,000        16,825
                                                -----------
GOLD & PRECIOUS METALS MINING (0.1%)
Battle Mountain Gold Co.
 6.00%, due 1/4/05 (c)...........      20,000        17,925
                                                -----------
Total Convertible Bonds
 (Cost $33,557)..................                    34,750
                                                -----------
CORPORATE BONDS (27.7%)
                                    PRINCIPAL
                                      AMOUNT       VALUE
                                   ------------------------
AUTO LEASES (1.7%)
General Motors Acceptance Corp.
 7.50%, due 7/15/05..............  $  425,000   $   442,778
                                                -----------
AUTOMOBILES (0.6%)
DaimlerChrysler N.A. Holding
 Corp.
 8.50%, due 1/18/31..............     160,000       164,792
                                                -----------
BANKS (3.2%)
B.F. Saul Real Estate
 Investment Trust
 Series B
 9.75%, due 4/1/08...............      50,000        47,000
Capital One Bank
 Series BKNT
 6.875%, due 2/1/06..............     555,000       541,574
Wells Fargo & Co.
 7.20%, due 5/1/03...............     225,000       234,072
                                                -----------
                                                    822,646
                                                -----------
BEVERAGES--ALCOHOLIC (0.8%)
Anheuser-Busch Companies, Inc.
 6.80%, due 1/15/31..............     200,000       196,050
                                                -----------
BEVERAGES--SOFT DRINKS (0.4%)
Coca-Cola Co. (The)
 5.75%, due 3/15/11..............     115,000       110,329
                                                -----------
BROADCAST/MEDIA (1.8%)
News America, Inc.
 7.25%, due 5/18/18..............      40,000        35,899
Time Warner Entertainment Co.
 10.15%, due 5/1/12..............     350,000       433,944
                                                -----------
                                                    469,843
                                                -----------
CABLE TV (0.4%)
Charter Communications Holdings,
 LLC
 10.25%, due 1/15/10.............      45,000        47,362
UIH Australia/Pacific, Inc.
 Series B
 (zero coupon), due 5/15/06
 14.00%, beginning 5/15/01.......      20,000         8,000
United International Holdings,
 Inc.
 Series B
 (zero coupon), due 2/15/08
 10.75%, beginning 2/15/03.......      80,000        39,200
                                                -----------
                                                     94,562
                                                -----------
CHEMICALS--SPECIALTY (0.1%)
Sovereign Specialty Chemicals,
 Inc.
 11.875%, due 3/15/10............      15,000        14,325
                                                -----------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                      AMOUNT       VALUE
                                   ------------------------
COMMUNICATIONS--EQUIPMENT (0.1%)
Lucent Technologies, Inc.
 6.45%, due 3/15/29..............  $   25,000   $    16,546
                                                -----------
CONSTRUCTION & HOUSING (1.1%)
Masco Corp.
 6.75%, due 3/15/06..............     270,000       272,235
                                                -----------
CONTAINERS--METAL & GLASS (0.1%)
Crown Cork & Seal Co., Inc.
 6.75%, due 4/15/03..............      10,000         6,000
 7.125%, due 9/1/02..............      20,000        14,200
 7.375%, due 12/15/26............      25,000        10,250
                                                -----------
                                                     30,450
                                                -----------
ELECTRIC POWER COMPANIES (3.0%)
AES Corp. (The)
 8.875%, due 2/15/11.............      30,000        30,150
Avista Corp.
 9.75%, due 6/1/08 (b)...........      50,000        51,491
Caithness Coso Funding Corp.
 Series B
 9.05%, due 12/15/09.............      50,000        45,062
CMS Energy Corp.
 8.125%, due 5/15/02.............      50,000        50,464
 9.875%, due 10/15/07............      10,000        10,589
ESI Tractebel Acquisition Corp.
 Series B
 7.99%, due 12/30/11.............      25,000        24,389
Public Service Electric & Gas
 Energy Holdings, Inc.
 8.625%, due 2/15/08 (b).........      70,000        68,724
Public Service Electric & Gas
 Power LLC
 6.875%, due 4/15/06 (b).........     435,000       433,746
Western Resources, Inc.
 7.125%, due 8/1/09..............      50,000        45,789
                                                -----------
                                                    760,404
                                                -----------
ELECTRONICS--COMPONENTS (0.2%)
Knowles Electronics Holdings,
 Inc.
 13.125%, due 10/15/09...........      60,000        58,800
Thomas & Betts Corp.
 6.625%, due 5/7/08..............      10,000         6,991
                                                -----------
                                                     65,791
                                                -----------
FINANCE (1.1%)
Boeing Capital Corp.
 6.10%, due 3/1/11...............     210,000       205,632
General Electric Capital Corp.
 Series A
 6.875%, due 11/15/10............      75,000        78,228
                                                -----------
                                                    283,860
                                                -----------
HEALTH CARE--DRUGS (0.2%)
MedPartners, Inc.
 7.375%, due 10/1/06.............      50,000        49,500
                                                -----------

                                    PRINCIPAL
                                      AMOUNT       VALUE
                                   ------------------------
HEALTH CARE--HMOS (0.6%)
Apria Healthcare Group, Inc.
 9.50%, due 11/1/02..............  $   95,000   $    95,475
Team Health, Inc.
 Series B
 12.00%, due 3/15/09.............      45,000        47,813
                                                -----------
                                                    143,288
                                                -----------
HEALTH CARE--HOSPITAL MANAGEMENT (0.6%)
HCA-The Healthcare Co.
 7.875%, due 2/1/11..............      30,000        30,543
 8.75%, due 9/1/10...............      15,000        16,191
Magellan Health Services, Inc.
 9.00%, due 2/15/08..............      55,000        51,563
Triad Hospitals, Inc.
 8.75%, due 5/1/09 (b)...........      65,000        66,300
                                                -----------
                                                    164,597
                                                -----------
HEALTH CARE--LONG TERM CARE (0.2%)
Manor Care, Inc.
 8.00%, due 3/1/08 (b)...........      50,000        50,750
                                                -----------
HEALTH CARE--SERVICES (0.1%)
Medaphis Corp.
 Series B
 9.50%, due 2/15/05..............      30,000        24,000
                                                -----------
HOSPITALS/NURSING HOMES/HEALTH CARE (0.2%)
Unilab Corp.
 12.75%, due 10/1/09.............      50,000        56,063
                                                -----------
HOTEL/MOTEL (0.1%)
La Quinta Inns, Inc.
 7.40%, due 9/15/05..............      40,000        34,800
                                                -----------
INDEPENDENT POWER PRODUCERS (1.6%)
Calpine Corp.
 7.875%, due 4/1/08..............      50,000        48,962
 8.50%, due 2/15/11..............     225,000       224,393
NRG Energy, Inc.
 8.625%, due 4/1/31..............     125,000       127,949
Salton Sea Funding Corp.
 Series B
 7.37%, due 5/30/05..............      15,148        14,841
                                                -----------
                                                    416,145
                                                -----------
INSURANCE--LIFE & HEALTH (0.6%)
Conseco, Inc.
 8.75%, due 2/9/04...............      35,000        32,900
UnumProvident Corp.
 7.625%, due 3/1/11..............     115,000       116,845
                                                -----------
                                                    149,745
                                                -----------
LEISURE TIME (1.3%)
Bally Total Fitness Holding Corp.
 Series D
 9.875%, due 10/15/07............      20,000        19,650

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CORE BOND PLUS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2001 (Unaudited)

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                      AMOUNT       VALUE
                                   ------------------------
LEISURE TIME (CONTINUED)
Hollywood Park, Inc.
 Series B
 9.25%, due 2/15/07..............  $   55,000   $    55,000
Las Vegas Sands, Inc.
 12.25%, due 11/15/04............      45,000        47,925
Louisiana Casino Cruises, Inc.
 Series B
 11.00%, due 12/1/05.............      25,000        28,250
Mandalay Resort Group
 7.00%, due 11/15/36.............      45,000        40,733
 9.50%, due 8/1/08...............      25,000        26,500
Park Place Entertainment Corp.
 8.875%, due 9/15/08.............      45,000        46,350
Penn National Gaming, Inc.
 11.125%, due 3/1/08 (b).........      30,000        30,488
Station Casinos, Inc.
 8.375%, due 2/15/08 (b).........      50,000        50,375
                                                -----------
                                                    345,271
                                                -----------
MANUFACTURING--DIVERSIFIED (0.1%)
Mark IV Industries, Inc.
 7.50%, due 9/1/07...............      45,000        24,750
                                                -----------
OIL & GAS--EXPLORATION & PRODUCTION (0.7%)
Burlington Resources, Inc.
 6.68%, due 2/15/11..............     170,000       169,760
                                                -----------
PAPER & FOREST PRODUCTS (0.7%)
Westvaco Corp.
 7.95%, due 2/15/31..............     180,000       170,087
                                                -----------
POLLUTION CONTROL (0.2%)
Waste Management, Inc.
 7.375%, due 8/1/10..............      55,000        54,762
                                                -----------
PUBLISHING (0.1%)
Ziff Davis Media, Inc.
 Series B
 12.00%, due 7/15/10.............      30,000        22,950
                                                -----------
PUBLISHING--NEWSPAPERS (0.2%)
Garden State Newspapers, Inc.
 Series B
 8.75%, due 10/1/09..............      40,000        38,800
                                                -----------
REAL ESTATE (0.2%)
Crescent Real Estate Equities
 L.P.
 7.50%, due 9/15/07..............      50,000        45,022
                                                -----------
REAL ESTATE--INVESTMENT/MANAGEMENT (0.9%)
Felcor Lodging L.P.
 9.50%, due 9/15/08..............      30,000        31,275
GS Escrow Corp.
 7.00%, due 8/1/03...............      40,000        39,643
 7.125%, due 8/1/05..............      60,000        58,154

                                    PRINCIPAL
                                      AMOUNT       VALUE
                                   ------------------------
REAL ESTATE--INVESTMENT/MANAGEMENT (CONTINUED)
LNR Property Corp.
 10.50%, due 1/15/09.............  $   50,000   $    51,000
MeriStar Hospitality Corp.
 9.00%, due 1/15/08 (b)..........      45,000        45,225
                                                -----------
                                                    225,297
                                                -----------
RETAIL--APPAREL (0.4%)
Gap, Inc. (The)
 5.625%, due 5/1/03..............     110,000       109,934
                                                -----------
RETAIL--GENERAL MERCHANDISE (1.7%)
Wal-Mart Stores, Inc.
 6.875%, due 8/10/09.............     425,000       441,469
                                                -----------
SHIPPING (0.2%)
Newport News Shipbuilding, Inc.
 8.625%, due 12/1/06.............      45,000        47,700
                                                -----------
SPECIALIZED SERVICES (0.1%)
Protection One Alarm Monitoring,
 Inc.
 7.375%, due 8/15/05.............      30,000        22,500
                                                -----------
TELECOMMUNICATIONS--CELLULAR/WIRELESS (0.8%)
AT&T Wireless Services, Inc.
 7.875%, due 3/1/11 (b)..........      30,000        30,103
Nextel International, Inc.
 12.75%, due 8/1/10..............      20,000        13,400
Orion Network Systems, Inc.
 (zero coupon), due 1/15/07
 12.50%, beginning 1/15/02.......      70,000        19,600
Price Communications Wireless,
 Inc.
 Series B
 9.125%, due 12/15/06............      60,000        61,800
 11.75%, due 7/15/07.............      35,000        37,975
Triton PCS, Inc.
 9.375%, due 2/1/11 (b)..........      30,000        28,875
                                                -----------
                                                    191,753
                                                -----------
TELECOMMUNICATIONS--LONG DISTANCE (1.2%)
Level 3 Communications, Inc.
 9.125%, due 5/1/08..............      45,000        29,025
Nextel Communications, Inc.
 9.375%, due 11/15/09............       5,000         4,138
NTL Communications Corp.
 Series B
 11.50%, due 10/1/08.............      60,000        50,700
Sprint Capital Corp.
 7.625%, due 1/30/11.............     225,000       224,761
                                                -----------
                                                    308,624
                                                -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                      AMOUNT       VALUE
                                   ------------------------
TOYS (0.1%)
Hasbro, Inc.
 5.60%, due 11/1/05..............  $   15,000   $    12,188
 7.95%, due 3/15/03..............       5,000         4,785
                                                -----------
                                                     16,973
                                                -----------
Total Corporate Bonds
 (Cost $7,112,873)...............                 7,069,151
                                                -----------
FOREIGN BONDS (5.6%)
ARGENTINA (0.5%)
Supermercados Norte S.A.
 10.875%, due 2/9/04 (c).........     125,000       117,454
                                                -----------
BRAZIL (0.9%)
Republic of Brazil
 Series 20 Year
 8.00%, due 4/15/14..............     307,853       232,813
                                                -----------
CANADA (0.6%)
Baytex Energy Ltd.
 10.50%, due 2/15/11 (b).........      25,000        25,188
McKesson Financial of Canada
 6.55%, due 11/1/02 (b)..........      25,000        24,829
Rogers Wireless
 Communications, Inc.
 9.625%, due 5/1/11 (b)..........      90,000        90,787
                                                -----------
                                                    140,804
                                                -----------
MEXICO (2.6%)
Bepensa, S.A. de C.V.
 9.75%, due 9/30/04 (c)..........     100,000        97,555
United Mexican States
 8.375%, due 1/14/11.............     190,000       188,315
 Series A
 9.875%, due 2/1/10..............     350,000       376,548
                                                -----------
                                                    662,418
                                                -----------
UNITED KINGDOM (1.0%)
Ono Finance PLC
 14.00%, due 2/15/11 (b)(d)......          50        44,500
United Kingdom Treasury Bonds
 5.75%, due 12/7/09 (e)..........    L150,000       223,483
                                                -----------
                                                    267,983
                                                -----------
Total Foreign Bonds
 (Cost $1,459,552)...............                 1,421,472
                                                -----------
MORTGAGE-BACKED SECURITY (1.0%)
                                    PRINCIPAL
                                      AMOUNT       VALUE
                                   ------------------------
COMMERCIAL MORTGAGE LOANS (COLLATERALIZED MORTGAGE
OBLIGATIONS) (1.0%)
GMAC Commercial Mortgage
 Securities, Inc.
 Series 1998-C2 Class A2
 6.42%, due 5/15/35..............  $  260,000   $   262,067
                                                -----------
Total Mortgage-Backed Security
 (Cost $260,966).................                   262,067
                                                -----------
U.S. GOVERNMENT & FEDERAL AGENCIES (49.5%)
FEDERAL HOME LOAN MORTGAGE CORPORATION (5.5%)
 5.75%, due 7/15/03..............     475,000       484,704
 7.00%, due 3/15/10..............     855,000       912,567
                                                -----------
                                                  1,397,271
                                                -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (8.7%)
 5.125%, due 2/13/04.............   1,080,000     1,084,568
 7.125%, due 2/15/05.............   1,075,000     1,143,381
                                                -----------
                                                  2,227,949
                                                -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION II (MORTGAGE
 PASS-THROUGH SECURITIES) (9.9%)
 6.00%, due 2/15/29..............     499,371       485,403
 6.50%, due 5/15/29..............     699,930       694,569
 7.50%, due 10/15/29.............   1,304,439     1,336,241
                                                -----------
                                                  2,516,213
                                                -----------
UNITED STATES TREASURY BONDS (6.7%)
 5.375%, due 2/15/31.............     100,000        94,312
 6.25%, due 8/15/23..............     200,000       207,896
 8.75%, due 8/15/20..............     390,000       517,116
 11.25%, due 2/15/15.............     585,000       891,206
                                                -----------
                                                  1,710,530
                                                -----------
UNITED STATES TREASURY NOTES (18.7%)
 5.25%, due 8/15/03..............     730,000       743,228
 5.875%, due 2/15/04.............   2,110,000     2,181,466
 6.25%, due 2/15/07..............     450,000       476,298
 6.625%, due 5/15/07.............     295,000       317,910
 7.00%, due 7/15/06..............     960,000     1,046,640
                                                -----------
                                                  4,765,542
                                                -----------
Total U.S. Government &
 Federal Agencies
 (Cost $12,689,047)..............                12,617,505
                                                -----------
YANKEE BONDS (2.4%)
CABLE TV (1.1%)
British Sky Broadcasting Group
 PLC
 7.30%, due 10/15/06.............      45,000        43,932
NTL, Inc.
 11.20%, due 11/15/07............      55,000        46,200
Rogers Cablesystem Ltd.
 10.125%, due 9/1/12.............      60,000        63,600

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CORE BOND PLUS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2001 (Unaudited)

YANKEE BONDS (CONTINUED)
                                    PRINCIPAL
                                      AMOUNT       VALUE
                                   ------------------------
CABLE TV (CONTINUED)
Telewest Communications PLC
 11.00%, due 10/1/07.............  $   60,000   $    57,750
United Pan-Europe Communications
 N.V.
 Series B
 11.25%, due 2/1/10..............      85,000        56,100
                                                -----------
                                                    267,582
                                                -----------
CHEMICALS (0.1%)
Octel Developments PLC
 10.00%, due 5/1/06..............      25,000        25,500
                                                -----------
LEISURE TIME (0.1%)
Royal Caribbean Cruises Ltd.
 7.50%, due 10/15/27.............      40,000        31,964
                                                -----------
OIL & GAS-EXPLORATION & PRODUCTION (0.2%)
Triton Energy Ltd.
 8.875%, due 10/1/07.............      45,000        46,800
                                                -----------
TELECOMMUNICATIONS--CELLULAR/WIRELESS (0.2%)
CompleTel Europe N.V.
 Series B
 (zero coupon), due 2/15/09
 14.00%, beginning 2/15/04.......      25,000        11,188
Millicom International Cellular,
 S.A.
 (zero coupon), due 6/1/06
 13.50%, beginning 6/1/01........      49,000        40,670
                                                -----------
                                                     51,858
                                                -----------
TELECOMMUNICATIONS--LONG DISTANCE (0.7%)
Call-Net Enterprises, Inc.
 9.375%, due 5/15/09.............      40,000        10,400
Nortel Networks Ltd.
 6.125%, due 2/15/06.............     175,000       166,826
                                                -----------
                                                    177,226
                                                -----------
Total Yankee Bonds
 (Cost $632,863).................                   600,930
                                                -----------
Total Long-Term Bonds
 (Cost $23,833,023)..............                23,650,372
                                                -----------

PREFERRED STOCKS (0.3%)
                                     SHARES        VALUE
                                   -----------------------
BROADCAST/MEDIA (0.1%)
Paxson Communications Corp.
 12.50% (f)                                30   $    30,000
                                                -----------
REAL ESTATE--INVESTMENT/MANAGEMENT (0.2%)
Sovereign Real Estate
 Investment Corp.
 12.00%, Class A (b).............          55        51,150
                                                -----------
Total Preferred Stocks
 (Cost $79,475)..................                    81,150
                                                -----------
SHORT-TERM
INVESTMENT (0.9%)
                                   PRINCIPAL
                                     AMOUNT
                                   ----------
COMMERCIAL PAPER (0.9%)
American Express Credit Corp.
 4.96%, due 5/3/01...............  $  220,000       219,939
                                                -----------
Total Short-Term Investment
 (Cost $219,939).................                   219,939
                                                -----------
Total Investments
 (Cost $24,132,437) (g)..........        93.9%   23,951,461(h)
Cash and Other Assets,
 Less Liabilities................         6.1     1,563,775
                                   ----------    ----------
Net Assets.......................       100.0%  $25,515,236
                                   ==========    ==========

------------
(a)  Less than one tenth of a percent.
(b)  May be sold to institutional investors only.
(c) Eurobond -- bond denominated in U.S. dollars or other currencies and sold to investors outside the country whose currency is used.
(d) 50 Units -- each unit reflects $1,000 principal amount of 14.00% Senior Notes plus one dollar equity value certificate.
(e)  Partially segregated for forward contracts.
(f) PIK ("Payment in Kind") -- dividend payment is made with additional securities.
(g) The cost stated also represents the aggregate cost for federal income tax purposes.
(h) At April 30, 2001 net unrealized depreciation was $180,976, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $94,693 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $275,669.
(i)  The following abbreviation is used in the above portfolio:
     L--Pound Sterling.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

CORE BOND PLUS FUND

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2001
(Unaudited)


ASSETS:
 Investment in securities, at value (identified
   cost $24,132,437)...............................  $23,951,461
 Cash..............................................      113,186
 Receivables:
   Investment securities sold......................    1,709,640
   Interest........................................      340,901
 Unrealized appreciation on foreign currency
   forward contracts (Note 2J).....................        9,884
                                                     -----------
       Total assets................................   26,125,072
                                                     -----------
LIABILITIES:
 Payables:
   Investment securities purchased.................      586,094
   Custodian.......................................       11,681
   Manager.........................................        4,531
   Transfer agent..................................        2,502
 Accrued expenses..................................        5,028
                                                     -----------
       Total liabilities...........................      609,836
                                                     -----------
 Net assets........................................  $25,515,236
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class...................................  $     2,515
 Additional paid-in capital........................   25,149,771
 Accumulated undistributed net investment income...      472,014
 Accumulated undistributed net realized gain on
   investments.....................................       61,358
 Accumulated undistributed net realized gain on
   foreign currency transactions...................        1,207
 Net unrealized depreciation on investments........     (180,976)
 Net unrealized appreciation on translation of
   other assets and liabilities in foreign
   currencies and foreign currency forward
   contracts.......................................        9,347
                                                     -----------
 Net assets........................................  $25,515,236
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $25,515,236
                                                     ===========
 Shares of capital stock outstanding...............    2,515,027
                                                     ===========
 Net asset value per share outstanding.............  $     10.15
                                                     ===========

STATEMENT OF OPERATIONS
For the period January 2, 2001 through April 30, 2001
(Unaudited)


INVESTMENT INCOME:
 Income:
   Interest........................................  $   529,188
                                                     -----------
 Expenses:
   Manager.........................................       48,793
   Professional....................................       12,963
   Custodian.......................................       11,681
   Transfer agent..................................        4,658
   Registration....................................        3,234
   Portfolio pricing...............................        2,279
   Shareholder communication.......................          923
   Directors.......................................          330
   Miscellaneous...................................        5,089
                                                     -----------
       Total expenses before reimbursement.........       89,950
   Expense reimbursement from Manager..............      (32,776)
                                                     -----------
       Net expenses................................       57,174
                                                     -----------
 Net investment income.............................      472,014
                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain from:
   Security transactions...........................       61,358
   Foreign currency transactions...................        1,207
                                                     -----------
 Net realized gain on investments and foreign
   currency transactions...........................       62,565
                                                     -----------
 Net unrealized appreciation (depreciation) on
   investments:
   Security transactions...........................     (180,976)
   Translation of other assets and liabilities in
     foreign currencies and foreign currency
     forward contracts.............................        9,347
                                                     -----------
 Net unrealized loss on investments and foreign
   currency transactions...........................     (171,629)
                                                     -----------
 Net realized and unrealized loss on investments
   and foreign currency transactions...............     (109,064)
                                                     -----------
 Net increase in net assets resulting from
   operations......................................  $   362,950
                                                     ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

CORE BOND PLUS FUND
STATEMENT OF CHANGES IN NET ASSETS
For the period January 2, 2001 through April 30, 2001 (Unaudited)

                                                                  2001
                                                              -------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $     472,014
    Net realized gain on investments and foreign currency
     transactions...........................................         62,565
    Net unrealized depreciation on investments and foreign
     currency transactions..................................       (171,629)
                                                              -------------
    Net increase in net assets resulting from operations....        362,950
                                                              -------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................     25,152,286
                                                              -------------
      Net increase in net assets............................     25,515,236
NET ASSETS:
  Beginning of period.......................................             --
                                                              -------------
  End of period.............................................  $  25,515,236
                                                              =============
  Accumulated undistributed net investment income at end of
    period..................................................  $     472,014
                                                              =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

CORE BOND PLUS FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                   NO-LOAD
                                                                    CLASS
                                                              ------------------
                                                               JANUARY 2, 2001
                                                                   THROUGH
                                                               APRIL 30, 2001*
                                                              ------------------
Net asset value at beginning of period......................       $  10.00
                                                                   --------
Net investment income.......................................           0.19
Net realized and unrealized loss on investments.............          (0.04)
Net realized and unrealized gain on foreign currency
  transactions..............................................           0.00(a)
                                                                   --------
Total from investment operations............................           0.15
                                                                   --------
Net asset value at end of period............................       $  10.15
                                                                   ========
Total investment return.....................................           1.50%(b)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................           5.80%+
  Net expenses..............................................           0.70%+
  Expenses (before reimbursement)...........................           1.11%+
Portfolio turnover rate.....................................            111%
Net assets at end of period (in 000's)......................       $ 25,515

------------
 *  Unaudited.
 +  Annualized.
(a) Less than one cent per share.
(b) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND
--------------------------------------------------------------------------------

During the six-month period ending April 30, 2001, three major factors affected the bond markets. The first was the economy, which slowed dramatically in the closing months of 2000. U.S. gross domestic product was just 1.0% for the fourth quarter of that year, compared to 8.3% in the fourth quarter of 1999. Concerned that the slowdown could lead to recession, the Federal Reserve eased monetary policy by reducing the targeted federal funds rate from 6.50% to 4.50% in four successive 50 basis point moves in the first four months of 2001.

The second major influence on the bond market was the poor performance of equities. As stock prices tumbled, many investors looked to the bond market as a way to reduce portfolio volatility or simply cut their losses. The cash inflows into the bond market helped sustain prices throughout much of the six-month period ended April 30, 2001.

The third force in the market was the government's continuing program to buy back outstanding Treasury securities. By reducing supply, this helped sustain government-bond prices, even though falling interest rates increased the attractiveness of corporate bonds over Treasury securities as the six-month period progressed.

PERFORMANCE REVIEW

For the six months ended April 30, 2001, Eclipse Indexed Bond Fund returned 5.48% for No-Load Class shares and 5.34% for Service Class shares. Both share classes outperformed the 5.14% return of the average Lipper(1) general U.S. government fund. Both share classes underperformed the 6.24% return of the Salomon Smith Barney Broad Investment Grade Bond Index.(2) Since the Fund incurs real-world expenses that a hypothetical index does not, some underperformance is to be expected. Bond sampling within the Index may also help explain the Fund's performance relative to the benchmark.

Sampling differences also accounted for slight differences in the Fund's portfolio relative to the Salomon Smith Barney (BIG) Bond Index as of April 30, 2001. On that date, the average quality of securities in the Fund's portfolio was AA+/Aa1, while that of the Index was AAA.(3) The average coupon of the bonds in the Fund's portfolio was 6.61% on April 30, 2001, slightly lower than the 6.87% average coupon for the bonds included in the Salomon Smith Barney (BIG) Bond Index on that date.

During the six-month reporting period, corporate bonds showed strong performance overall, with corporate bonds rated AA returning 7.71%, those rated A returning 7.69%, and those rated BBB returning 7.55%.(4) As interest in corporate bonds rose, the feverish move to Treasuries abated, even though supplies diminished due to the government buyback program. Treasuries were the worst performing sector of the Salomon Smith Barney (BIG) Bond Index, returning just 5.12% for the six months ended April 30, 2001. Over the reporting period, there were
--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Index funds seek to match their indices, unlike other funds, which generally seek to beat an index or indices.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(2) The Salomon Smith Barney Broad Investment Grade (BIG) Bond Index is an unmanaged index that is considered representative of the U.S. bond market. Total returns reflect reinvestment of all income and capital gains. An investment cannot be made directly into an index.
(3) Bonds rated AA by Standard & Poor's differ from the highest rated issues only in small degree. The obligor's capacity to meet its commitment on the obligation is very strong. Ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Bonds rated Aa by Moody's are judged to be of high quality by all standards. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category. Bonds rated AAA by Standard & Poor's have the highest quality rating, and according to Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
(4) According to Standard & Poor's, debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories, however, Standard & Poor's believes that the obligor's capacity to meet its financial commitment is still strong. According to Standard & Poor's, debt rated BBB exhibits adequate protection parameters. In Standard & Poor's opinion, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, these ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

wide disparities within the Treasury market, with 30-year Treasuries returning only 1.0%, while five-year Treasuries returned 6.07%. Over the same period, mortgage-backed securities returned 6.08%, and agency bonds returned 6.10%.

LOOKING AHEAD

Many market participants believe that the Federal Reserve may continue to ease interest rates over the coming months. The rate of economic growth, level of consumer confidence, and strength of the stock market will all affect the attractiveness of bonds. While inflation has not been the Federal Reserve's main concern, the market will continue to monitor inflation as an indicator of the health of the economy.

Wherever the economy, the Federal Reserve, or the markets may move, the Fund will continue to seek to provide investment results that correspond to the total-return performance of fixed-income securities in the aggregate, as represented by the Salomon Smith Barney Broad Investment Grade Bond Index.

JEFFERSON C. BOYCE
Portfolio Manager
New York Life Investment Management LLC

                          $10,000 INVESTED IN ECLIPSE
                              INDEXED BOND FUND VS
                      SALOMON SMITH BARNEY BIG BOND INDEX
                              NO-LOAD CLASS SHARES
[No-Load Class Shares Line Graph]

                                                                                                  SALOMON SMITH BARNEY BIG BOND
                                                                     INDEXED BOND FUND                        INDEX
                                                                     -----------------            -----------------------------
1/2/91                                                                    10000.00                           10000.00
91                                                                        11470.00                           11599.00
92                                                                        12283.00                           12477.00
93                                                                        13467.00                           13716.00
94                                                                        13003.00                           13326.00
95                                                                        15354.00                           15794.00
96                                                                        15745.00                           16365.00
97                                                                        17164.00                           17940.00
98                                                                        18573.00                           19504.00
99                                                                        18168.00                           19341.00
00                                                                        20277.00                           21582.00
01 as of 04/30/01                                                         20686.00                           22144.00


                          $10,000 INVESTED IN ECLIPSE
                              INDEXED BOND FUND VS
                      SALOMON SMITH BARNEY BIG BOND INDEX
                              SERVICE CLASS SHARES
[Service Class Shares Line Graph]

                                                                                                  SALOMON SMITH BARNEY BIG BOND
                                                                     INDEXED BOND FUND                        INDEX
                                                                     -----------------            -----------------------------
1/2/91                                                                    10000.00                           10000.00
91                                                                        11470.00                           11599.00
92                                                                        12283.00                           12477.00
93                                                                        13467.00                           13716.00
94                                                                        13003.00                           13326.00
95                                                                        15341.00                           15794.00
96                                                                        15699.00                           16365.00
97                                                                        17073.00                           17940.00
98                                                                        18414.00                           19504.00
99                                                                        17980.00                           19341.00
00                                                                        20003.00                           21582.00
01 as of 04/30/01                                                         20388.00                           22144.00

SOURCE: Lipper Inc., 4/30/01

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 1/2/91.

                                                TOTAL RETURN(*)       AVERAGE ANNUAL TOTAL RETURN(*)
                PERFORMANCE                   AS OF APRIL 30, 2001         AS OF APRIL 30, 2001
------------------------------------------------------------------------------------------------------
                                                SIX-MONTH PERIOD    ONE YEAR   FIVE YEARS   TEN YEARS
------------------------------------------------------------------------------------------------------
Indexed Bond Fund No-Load Class                       5.48%           11.50%       6.71%       7.19%
Indexed Bond Fund Service Class(+)                    5.34            11.05        6.44        7.04
Average Lipper general U.S. government
 fund(++)                                             5.14            10.77        6.43        6.85
Salomon Smith Barney BIG Bond Index(sec.)             6.24            12.38        7.53        7.86

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

                                                                    YEAR END
                                                                   DECEMEBR 31
                                                                   -----------
                                                                                                             TEN MONTHS
                                                                                                               ENDED     YEAR ENDED
                                                                                                             OCTOBER 31  OCTOBER 31
                  1991      1992        1993        1994        1995        1996        1997        1998        1999        2000
                  ----      ----        ----        ----        ----        ----        ----        ----        ----        ----
TOTAL RETURN(*)   14.7%     7.09%       9.64%       -3.44%      18.07%      2.55%       9.01%       8.21%       -1.56%      7.27%

                       YEAR END
                      DECEMBER 31
                      -----------
                      SIX MONTHS
                        ENDED
                       APRIL 30
                         2001
                         ----
TOTAL RETURN(*)          5.48%

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

(*) Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.
(+) Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception (1/2/91) up to 12/31/94. Performance figures for these two classes will vary after this date based on differences in their expense structures.
(++) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(sec.) The Salomon Smith Barney Broad Investment Grade (BIG) Bond Index is an unmanaged index that is considered to be representative of the U.S. bond market. Returns reflect the reinvestment of all income and capital gains. An investment cannot be made directly into an index.

                                                              ECLIPSE FUNDS INC.

INDEXED BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Unaudited)

LONG-TERM INVESTMENTS (89.7%)+
CORPORATE BONDS (14.9%)
                                  PRINCIPAL
                                    AMOUNT        VALUE
                                  -----------------------
AUTO LEASES (0.6%)
Ford Motor Credit Co.
 7.875%, due 6/15/10............  $  504,000   $    532,441
                                               ------------
BEVERAGES--SOFT DRINKS (0.3%)
Coca-Cola Enterprises, Inc.
 8.50%, due 2/1/22..............     252,000        287,280
                                               ------------
BROADCAST/MEDIA (0.7%)
Cox Communications, Inc.
 6.50%, due 11/15/02............     604,000        611,550
                                               ------------
CHEMICALS (0.5%)
DuPont (E.I.) de Nemours & Co.
 8.125%, due 3/15/04............     403,000        434,233
                                               ------------
COMMERCIAL SERVICES SPECIALIZED (0.4%)
Hertz Corp. (The)
 7.00%, due 7/15/03.............     353,000        361,384
                                               ------------
CONGLOMERATES (0.6%)
Textron Inc.
 6.375%, due 7/15/04............     504,000        512,820
                                               ------------
ELECTRIC POWER COMPANIES (0.5%)
Texas Utilities Electric Co.
 8.25%, due 4/1/04..............     403,000        428,691
                                               ------------
ELECTRONICS--SEMICONDUCTORS (0.9%)
Motorola, Inc.
 8.40%, due 8/15/31.............     755,000        754,056
                                               ------------
ENTERTAINMENT (1.4%)
Time Warner Inc.
 6.625%, due 5/15/29............   1,000,000        886,250
Walt Disney Co. (The)
 6.75%, due 3/30/06.............     302,000        314,835
                                               ------------
                                                  1,201,085
                                               ------------
FINANCE (2.5%)
American Express Credit Corp.
 6.125%, due 11/15/01...........   1,007,000      1,015,811
Commercial Credit Co.
 8.70%, due 6/15/10.............     227,000        249,700
General Electric Capital Corp.
 7.50%, due 5/15/05.............     504,000        538,020
KFW International Finance, Inc.
 9.125%, due 5/15/01............     252,000        252,315
                                               ------------
                                                  2,055,846
                                               ------------
INSURANCE--LIFE & HEALTH (0.6%)
Aetna Inc.
 7.625%, due 8/15/26............     504,000        526,050
                                               ------------

                                   PRINCIPAL
                                     AMOUNT       VALUE
                                  -------------------------
INVESTMENT BANK/BROKERAGE (0.6%)
Salomon Smith Barney Holdings
 6.875%, due 6/15/05............  $  504,000   $    517,230
                                               ------------
MACHINERY--DIVERSIFIED (0.3%)
Caterpillar, Inc.
 9.00%, due 4/15/06.............     252,000        283,185
                                               ------------
OIL & GAS--EXPLORATION & PRODUCTION (0.6%)
Burlington Resources Inc.
 7.375%, due 3/1/29.............     504,000        504,000
                                               ------------
OIL--INTEGRATED DOMESTIC (0.7%)
USX--Marathon Corp.
 7.20%, due 2/15/04.............     554,000        578,238
                                               ------------
OIL--INTEGRATED INTERNATIONAL (0.3%)
Texaco Capital Inc.
 9.75%, due 3/15/20.............     176,000        225,280
                                               ------------
PAPER & FOREST PRODUCTS (0.4%)
Scott Paper Co.
 7.00%, due 8/15/23.............     327,000        305,336
                                               ------------
TELECOMMUNICATIONS--LONG DISTANCE (1.6%)
AT&T Corp.
 8.625%, due 12/1/31............     755,000        774,819
Sprint Corp.
 9.50%, due 4/1/03..............     504,000        532,980
                                               ------------
                                                  1,307,799
                                               ------------
TRANSPORTATION--MISCELLANEOUS (0.7%)
Ryder System Inc.
 Series K
 9.875%, due 5/15/17............     504,000        544,950
                                               ------------
UTILITY--ELECTRIC & GAS (0.7%)
Duke Capital Corp.
 6.25%, due 7/15/05.............     604,000        607,020
                                               ------------
Total Corporate Bonds
 (Cost $12,495,379).............                 12,578,474
                                               ------------
INTERNATIONAL
CORPORATE BONDS (1.7%)
BANKS--MONEY CENTER (1.7%)
ABN Amro Bank, NV
 Chicago Branch
 7.55%, due 6/28/06.............     403,000        429,195
Bayerische Landesbank
 Girozentrale New York Branch
 6.20%, due 2/9/06..............     957,000        955,804

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2001 (Unaudited)

INTERNATIONAL
CORPORATE BONDS (CONTINUED)
                                   PRINCIPAL
                                     AMOUNT       VALUE
                                  -------------------------
BANKS--MONEY CENTER (CONTINUED)
International Bank for
 Reconstruction & Development
 (zero coupon), due 3/11/31.....  $  504,000   $     63,630
                                               ------------
Total International Corporate
 Bonds
 (Cost $1,434,325)..............                  1,448,629
                                               ------------
MORTGAGE-BACKED SECURITY (1.2%)
COMMERCIAL MORTGAGE LOANS (COLLATERALIZED MORTGAGE
 OBLIGATIONS) (1.2%)
COMM
 Series 2001-J1A Class A2
 6.457%, due 2/15/34............   1,000,000        990,938
                                               ------------
Total Mortgage-Backed Security
 (Cost $999,996)................                    990,938
                                               ------------
U.S. GOVERNMENT &
FEDERAL AGENCIES (65.8%)
FEDERAL HOME LOAN BANK (MEDIUM TERM NOTE) (0.8%)
 8.00%, due 9/11/01.............     705,000        714,666
                                               ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (0.8%)
 (zero coupon), due 12/11/25....     504,000         97,020
 6.45%, due 4/29/09.............     554,000        548,399
                                               ------------
                                                    645,419
                                               ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (10.4%)
 6.00%, due 9/1/02-3/1/31.......   1,548,340      1,512,705
 6.50%, due 10/1/01-7/1/29......   4,028,297      4,027,013
 7.00%, due 8/1/03-1/1/30.......   2,174,647      2,198,346
 7.50%, due 9/1/11-3/1/27.......     923,512        945,523
 8.00%, due 7/1/26..............     137,879        142,660
                                               ------------
                                                  8,826,247
                                               ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (2.0%)
 (zero coupon), due 7/5/14......   1,259,000        570,831
 7.25%, due 1/15/10.............   1,007,000      1,091,377
                                               ------------
                                                  1,662,208
                                               ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (13.2%)
 5.50%, due 3/1/05..............     494,957        490,314
 6.00%, due 5/1/29-3/1/31.......   3,297,157      3,183,801
 6.50%, due 7/1/03-10/1/28......   4,168,548      4,142,752
 7.00%, due 5/1/11-1/1/28.......   1,084,050      1,097,359
 7.50%, due 11/1/26-1/1/28......     454,043        463,691
 8.00%, due 7/1/07-1/1/28.......   1,238,399      1,281,022
 9.50%, due 3/1/16-9/1/19.......     490,889        512,978
                                               ------------
                                                 11,171,917
                                               ------------

                                  PRINCIPAL
                                    AMOUNT        VALUE
                                  -------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (5.3%)
 6.50%, due 2/15/29-8/15/29.....  $2,463,057   $  2,443,796
 7.00%, due 3/15/07-5/15/26.....     539,328        549,846
 7.50%, due 8/15/08-1/15/30.....   1,182,496      1,213,999
 8.00%, due 6/15/26-9/15/27.....     143,911        148,678
 8.50%, due 7/15/26-11/15/26....     129,595        135,143
                                               ------------
                                                  4,491,462
                                               ------------
TENNESSEE VALLEY AUTHORITY (0.6%)
 Power Board 1994 Series A
 7.85%, due 6/15/44.............     504,000        520,380
                                               ------------
UNITED STATES TREASURY BONDS (8.2%)
 6.25%, due 5/15/30.............   1,007,000      1,062,224
 7.50%, due 11/15/16............     403,000        471,320
 8.00%, due 11/15/21............     504,000        627,399
 8.125%, due 5/15/21............     353,000        443,686
 8.50%, due 2/15/20.............     201,000        260,000
 8.75%, due 5/15/17-8/15/20.....     756,000        996,305
 8.875%, due 2/15/19............     302,000        401,258
 9.375%, due 2/15/06............     267,000        316,633
 9.875%, due 11/15/15...........     302,000        422,987
 10.375%, due 11/15/12..........     252,000        321,476
 11.25%, due 2/15/15............     201,000        306,209
 11.875%, due 11/15/03..........     252,000        295,477
 12.75%, due 11/15/10...........     201,000        263,521
 13.375%, due 8/15/01...........     604,000        619,921
 14.25%, due 2/15/02............     151,000        162,743
                                               ------------
                                                  6,971,159
                                               ------------
UNITED STATES TREASURY NOTES (23.3%)
 4.75%, due 11/15/08............   1,007,000        974,111
 5.00%, due 2/15/11.............   1,148,000      1,118,933
 5.25%, due 5/15/04.............   1,511,000      1,536,838
 5.625%, due 12/31/02...........     201,000        205,364
 5.75%, due 8/15/03-11/15/05....   5,540,000      5,728,959
 6.00%, due 8/15/09.............     327,000        340,950
 6.125%, due 8/15/07............     705,000        742,013
 6.25%, due 10/31/01-2/15/03....   3,173,000      3,218,531
 6.375%, due 8/15/02............     504,000        517,794
 6.50%, due 10/15/06............   1,108,000      1,184,175
 6.75%, due 5/15/05.............   1,511,000      1,615,123
 7.00%, due 7/15/06.............     504,000        549,486
 7.50%, due 11/15/01-2/15/05....   1,889,000      1,951,582
                                               ------------
                                                 19,683,859
                                               ------------
UNITED STATES TREASURY (STRIPS)
 (SECURED STRIPPED BOND) (1.2%)
 (zero coupon), due 2/15/05.....   1,259,000      1,049,742
                                               ------------
Total U.S. Government &
 Federal Agencies (Cost
 $54,251,228)...................                 55,737,059(b)
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

YANKEE BONDS (6.1%)
                                  PRINCIPAL
                                    AMOUNT        VALUE
                                  -------------------------
BANKS--MONEY CENTER (1.2%)
Australia & New Zealand Banking
 Group, Ltd.
 7.55%, due 9/15/06.............  $  353,000   $    370,650
Inter-American Development Bank
 6.80%, due 10/15/25............     604,000        619,855
                                               ------------
                                                    990,505
                                               ------------
COMMUNICATIONS EQUIPMENT (0.3%)
Nortel Networks Corp.
 8.75%, due 6/12/01.............     252,000        252,945
                                               ------------
CONSUMER FINANCE (0.4%)
Japan Financial Corp.
 8.70%, due 7/30/01.............     302,000        305,020
                                               ------------
FOREIGN GOVERNMENTS (3.3%)
Ontario (Province of)
 6.00%, due 2/21/06.............   1,511,000      1,529,888
Quebec (Government of)
 6.125%, due 1/22/11............   1,007,000        985,601
 7.50%, due 7/15/23.............     302,000        317,478
                                               ------------
                                                  2,832,967
                                               ------------
INSURANCE--MULTI LINE (0.9%)
AXA Group
 8.60%, due 12/15/30............     755,000        807,850
                                               ------------
Total Yankee Bonds
 (Cost $5,038,454)..............                  5,189,287
                                               ------------
Total Long-Term Investments
 (Cost $74,219,382).............                 75,944,387
                                               ------------
SHORT-TERM INVESTMENTS (9.1%)
U.S. GOVERNMENT (9.1%)
United States Treasury Bills
 3.82%, due 7/12/01 (a).........     400,000        397,024
 4.125%, due 7/5/01 (a).........   7,400,000      7,348,698
                                               ------------
Total Short-Term Investments
 (Cost $7,745,722)..............                  7,745,722
                                               ------------
Total Investments
 (Cost $81,965,104) (c).........        98.8%    83,690,109(d)
Cash and Other Assets,
 Less Liabilities...............         1.2        983,719
                                  ----------     ----------
Net Assets......................       100.0%  $ 84,673,828
                                  ==========     ==========

FUTURES CONTRACTS (0.0%)(e)
                              CONTRACTS    UNREALIZED
                               LONG       (DEPRECIATION)(f)
                              ----------------------------
United States Treasury Bond
 June 2001 (30 Year)........      12          $ (37,526)
United States Treasury Note
 June 2001 (5 Year).........      55            (54,691)
 June 2001 (10 Year)........       8            (14,236)
                                              ---------
Total Futures Contracts
 (Settlement Value
 $7,869,203) (b)............                  $(106,453)
                                              =========

------------
(a) Segregated or partially segregated as collateral for futures contracts.
(b) The combined market value of U.S. Government & Federal Agencies investments and the value of securities purchased under U.S. Treasury futures contracts represents 75.0% of net assets.
(c) The cost stated also represents the aggregate cost for federal income tax purposes.
(d) At April 30, 2001 net unrealized appreciation was $1,725,005, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $2,248,736 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $523,731.
(e) Less than one tenth of a percent.
(f) Represents the difference between the value of the contracts at the time they were opened and the value at April 30, 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2001
(Unaudited)


ASSETS:
 Investment in securities, at value (identified
   cost $81,965,104)...............................  $83,690,109
 Cash..............................................      530,996
 Receivables:
   Interest........................................    1,236,198
   Investment securities sold......................      504,000
   Fund shares sold................................      142,557
                                                     -----------
       Total assets................................   86,103,860
                                                     -----------
LIABILITIES:
 Payables:
   Investment securities purchased.................    1,291,129
   Variation margin on futures contracts...........       45,984
   Custodian.......................................       24,706
   Manager.........................................       18,674
   Fund shares redeemed............................        8,604
   Transfer agent..................................        4,590
 Accrued expenses..................................       36,345
                                                     -----------
       Total liabilities...........................    1,430,032
                                                     -----------
 Net assets........................................  $84,673,828
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class...................................  $     6,925
   Service Class...................................        1,060
 Additional paid-in capital........................   84,351,696
 Accumulated undistributed net investment income...    1,084,015
 Accumulated net realized loss on investments and
   futures contracts...............................   (2,388,420)
 Net unrealized appreciation on investments and
   futures contracts...............................    1,618,552
                                                     -----------
 Net assets........................................  $84,673,828
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $73,449,158
                                                     ===========
 Shares of capital stock outstanding...............    6,924,863
                                                     ===========
 Net asset value per share outstanding.............  $     10.61
                                                     ===========
Service Class
 Net assets applicable to outstanding shares.......  $11,224,670
                                                     ===========
 Shares of capital stock outstanding...............    1,059,646
                                                     ===========
 Net asset value per share outstanding.............  $     10.59
                                                     ===========

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001
(Unaudited)


INVESTMENT INCOME:
 Income:
   Interest........................................  $ 4,310,862
                                                     -----------
 Expenses:
   Manager.........................................      316,576
   Custodian.......................................       33,461
   Professional....................................       22,854
   Registration....................................       20,160
   Transfer agent..................................       15,508
   Portfolio pricing...............................       10,650
   Service.........................................        8,498
   Shareholder communication.......................        3,068
   Directors.......................................        1,948
   Miscellaneous...................................        7,215
                                                     -----------
       Total expenses before
        reimbursement..............................      439,938
   Expense reimbursement from Manager..............     (114,864)
                                                     -----------
       Net expenses................................      325,074
                                                     -----------
 Net investment income.............................    3,985,788
                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain from:
   Security transactions...........................    2,463,061
   Futures transactions............................      258,663
                                                     -----------
 Net realized gain on investments..................    2,721,724
                                                     -----------
 Net change in unrealized depreciation on
   investments:
   Security transactions...........................    1,128,831
   Futures transactions............................     (101,619)
                                                     -----------
 Net unrealized gain on investments................    1,027,212
                                                     -----------
 Net realized and unrealized gain on investments...    3,748,936
                                                     -----------
 Net increase in net assets resulting from
   operations......................................  $ 7,734,724
                                                     ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

INDEXED BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2001 (Unaudited) and the year ended October 31, 2000

                                                                  2001           2000
                                                              ------------   ------------
DECREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $  3,985,788   $  9,242,788
    Net realized gain (loss) on investments and futures
     contracts..............................................     2,721,724     (1,746,140)
    Net change in unrealized depreciation on investments and
     futures contracts......................................     1,027,212      2,028,021
                                                              ------------   ------------
    Net increase in net assets resulting from operations....     7,734,724      9,524,669
                                                              ------------   ------------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................    (8,867,616)    (9,983,098)
      Service Class.........................................      (240,013)      (218,895)
                                                              ------------   ------------
        Total dividends to shareholders.....................    (9,107,629)   (10,201,993)
                                                              ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    18,985,235     14,753,277
      Service Class.........................................     7,744,318        969,708
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      No-Load Class.........................................     8,832,771      9,947,786
      Service Class.........................................       240,013        218,891
                                                              ------------   ------------
                                                                35,802,337     25,889,662
    Cost of shares redeemed:
      No-Load Class.........................................   (89,005,795)   (33,410,145)
      Service Class.........................................      (416,447)      (907,953)
                                                              ------------   ------------
      Decrease in net assets derived from capital share
       transactions.........................................   (53,619,905)    (8,428,436)
                                                              ------------   ------------
      Net decrease in net assets............................   (54,992,810)    (9,105,760)
NET ASSETS:
  Beginning of period.......................................   139,666,638    148,772,398
                                                              ------------   ------------
  End of period.............................................  $ 84,673,828   $139,666,638
                                                              ============   ============
  Accumulated undistributed net investment income at end of
    period..................................................  $  1,084,015   $  7,640,252
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                            NO-LOAD       SERVICE       NO-LOAD       SERVICE       NO-LOAD       SERVICE
                                             CLASS         CLASS         CLASS         CLASS         CLASS         CLASS
                                            --------      --------      --------      --------      --------      --------
                                                                                                       JANUARY 1, 1999
                                               SIX MONTHS ENDED               YEAR ENDED                   THROUGH
                                               APRIL 30, 2001**            OCTOBER 31, 2000           OCTOBER 31, 1999*
                                            ----------------------      ----------------------      ----------------------
Net asset value at beginning of
 period...............................      $ 10.73       $  10.70      $ 10.76       $  10.74      $ 10.93       $  10.92
                                            -------       --------      -------       --------      -------       --------
Net investment income.................         0.33(c)        0.32(c)      0.72           0.67         0.62           0.61
Net realized and unrealized gain
 (loss) on investments................         0.24(d)        0.24(d)      0.00(b)        0.01        (0.79)         (0.79)
                                            -------       --------      -------       --------      -------       --------
Total from investment operations......         0.57           0.56         0.72           0.68        (0.17)         (0.18)
                                            -------       --------      -------       --------      -------       --------
Less dividends and distributions:
From net investment income............        (0.69)         (0.67)       (0.75)         (0.72)          --             --
From net realized gain on
 investments..........................           --             --           --             --           --             --
                                            -------       --------      -------       --------      -------       --------
Total dividends and distributions.....        (0.69)         (0.67)       (0.75)         (0.72)          --             --
                                            -------       --------      -------       --------      -------       --------
Net asset value at end of period......      $ 10.61       $  10.59      $ 10.73       $  10.70      $ 10.76       $  10.74
                                            =======       ========      =======       ========      =======       ========
Total investment return...............         5.48%(a)       5.34%(a)     7.27%          6.87%       (1.56%)(a)     (1.65%)(a)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income................         6.32%+         6.07%+       6.63%          6.38%        6.42%+         6.17%+
 Net expenses.........................         0.50%+         0.75%+       0.50%          0.75%        0.50%+         0.75%+
 Expenses (before reimbursement)......         0.68%+         0.93%+       0.63%          0.88%        0.62%+         0.87%+
Portfolio turnover rate...............           14%            14%          20%            20%          31%            31%
Net assets at end of period (in
 000's)...............................      $73,449       $ 11,225      $136,033      $  3,634      $145,427      $  3,345

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
**  Unaudited.
 +  Annualized.
(a) Total return is not annualized.
(b) Less than one cent per share.
(c) Per share data based on average shares outstanding during the period.
(d) These amounts take into account amortization premium as required per recent implementation of SAP 74, as discussed in Note 2F of the financial statements.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

     NO-LOAD    SERVICE    NO-LOAD    SERVICE    NO-LOAD    SERVICE    NO-LOAD    SERVICE
      CLASS      CLASS      CLASS      CLASS      CLASS      CLASS      CLASS      CLASS
     --------   --------   --------   --------   --------   --------   --------   --------
                                    YEAR ENDED DECEMBER 31
     -------------------------------------------------------------------------------------
            1998                  1997                  1996                  1995
     -------------------   -------------------   -------------------   -------------------
     $  10.74   $  10.74   $  10.52   $  10.52   $  10.99   $  10.99   $  10.06   $  10.06
     --------   --------   --------   --------   --------   --------   --------   --------
         0.69       0.66       0.73       0.70       0.76       0.74       0.82       0.81
         0.19       0.18       0.22       0.22      (0.48)     (0.48)      1.00       1.00
     --------   --------   --------   --------   --------   --------   --------   --------
         0.88       0.84       0.95       0.92       0.28       0.26       1.82       1.81
     --------   --------   --------   --------   --------   --------   --------   --------
        (0.69)     (0.66)     (0.73)     (0.70)     (0.75)     (0.73)     (0.82)     (0.81)
           --         --         --         --         --         --      (0.07)     (0.07)
     --------   --------   --------   --------   --------   --------   --------   --------
        (0.69)     (0.66)     (0.73)     (0.70)     (0.75)     (0.73)     (0.89)     (0.88)
     --------   --------   --------   --------   --------   --------   --------   --------
     $  10.93   $  10.92   $  10.74   $  10.74   $  10.52   $  10.52   $  10.99   $  10.99
     ========   ========   ========   ========   ========   ========   ========   ========
         8.21%      7.86%      9.01%      8.75%      2.55%      2.34%     18.07%     17.97%
         6.37%      6.12%      6.60%      6.35%      6.21%      5.96%      6.38%      6.13%
         0.50%      0.75%      0.50%      0.75%      0.50%      0.75%      0.50%      0.75%
         0.65%      0.90%      0.65%      0.90%      0.65%      0.90%      0.63%      0.88%
           14%        14%        32%        32%       312%       312%       284%       284%
     $156,244   $  3,881   $117,922   $  3,015   $109,482   $  2,764   $163,219   $    471

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SHORT TERM BOND FUND
--------------------------------------------------------------------------------

Signs of slowing economic growth began to emerge in November and December of 2000, suggesting that the earlier Federal Reserve tightening was having the desired effect. By the end of the year, however, major stock markets were dropping, oil and gas prices were climbing, the number of corporations announcing earnings shortfalls was on the rise, consumer confidence was eroding, and consumer spending was on the decline. In short, the hoped-for "soft landing" appeared to be skidding out of control.

The stage was set for further Federal Reserve action, but in the opposite direction. Anticipating Fed easing, the yield curve steepened as 2000 came to a close, with the two-year Treasury yield dropping substantially, while 30-year Treasury yields declined at a more modest pace. In early January, the Fed moved to lower the targeted federal funds rate in the first of four successive 50 basis-point easing moves during the first four months of 2001.

The Federal Reserve's aggressive easing further steepened the yield curve and reduced the yields available from short-term securities. Since declining yields mean rallying prices, however, the overall impact on the short-term bond market was generally positive. A continuing Treasury buyback program by the Federal government decreased supplies of the highest-quality bonds, giving further impetus to strong price performance in the short-term bond market.

PERFORMANCE REVIEW

For the six months ended April 30, 2001, Eclipse Short Term Bond Fund No-Load Class shares returned 5.19% and Service Class shares returned 5.16%. Both share classes outperformed the 5.05% return of the average Lipper(1) short U.S. government fund. On the other hand, both share classes underperformed the 5.26% return of the Salomon Smith Barney 1-3 Year Treasury Index.(2)

The Fund's No-Load Class shares were rated five stars overall and its Service Class shares were rated four stars overall out of 1,802 taxable bond funds by Morningstar(3) as of April 30, 2001. Both share classes were rated five stars out of 1,802 taxable bond funds for the three-year period then ended, and No-Load Class shares were rated five stars and Service Class shares four stars out of 1,327 taxable bond funds for the five-year period then ended. No-Load Class shares were rated four stars out of 404 taxable bond funds for the 10-year period ended April 30, 2001.

POSITIONING THE PORTFOLIO

Concentrating primarily on U.S. government and agency securities, the Fund was able to take advantage of the strong market for high-quality bonds that resulted from a flight to quality as the stock market declined at the end of 2000. When Federal Reserve easing began in 2001, the Fund continued its policy of investing only in high-quality short-term instruments, seeking yield opportunities among corporate and asset-backed securities. With interest rates declining, however, the Fund sought to avoid issues related to residential mortgages, fearing increased prepayment risk.

Continued yield-curve steepening throughout the reporting period led the Fund to reassess its strategy. In April we reduced our holdings in Treasuries by 10% and increased our holdings of agencies by 9%.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(2) The Salomon Smith Barney 1-3 Year Treasury Index is an unmanaged index that is generally considered to be representative of the U.S. short-term bond market. Returns reflect reinvestment of all income and capital gains. An investment cannot be made directly into an index.
(3) Morningstar, Inc. is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance, taking into account fees and other sales charges, and may change monthly. Its ratings of one (low) to five (high) stars are based on a fund's three-, five-, and 10-year (if applicable) average annual returns with fee adjustments in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The Overall Morningstar Rating(TM) represents a weighted average of a fund's three-, five-, and 10-year (if applicable) risk-adjusted performance. The top 10% of the funds in a broad asset class receive five stars and the next 22.5% receive four stars.

LOOKING AHEAD

The Fed has lowered rates by 200 basis points since the beginning of the year. Meanwhile, in Washington, Congress has approved a budget plan reducing taxes by $1.35 trillion over the next decade, including $100 billion in tax cuts over the next year. First-quarter GDP projections have suggested that the economy grew 1.3% on an annualized basis. We expect that the Fed will cut rates by 50 basis points again at the next meeting and then pause to observe the effects of monetary and fiscal easing on the economy. We think that the yield curve will flatten as investors extend further out the curve to pick up yield.

The monetary easing provided by the Fed and the fiscal easing that results from a tax cut should help the economy over the next few months. In this environment, we feel that high-quality securities that tend to trade at spreads over Treasuries will outperform comparable Treasury securities. Over the next few months, we will look to increase the Fund's exposure to corporate bonds as opportunities present themselves.

Whatever the economy or the short-term bond markets may bring, the Fund will continue to seek to maximize total return, consistent with liquidity, preservation of capital, and investment in short-term debt securities.

CHRISTOPHER HARMS
GARY GOODENOUGH
CLAUDE ATHAIDE, PH.D., CFA
Portfolio Managers
MacKay Shields LLC

                          $10,000 INVESTED IN ECLIPSE
                            SHORT TERM BOND FUND VS
                  SALOMON SMITH BARNEY 1-3 YEAR TREASURY INDEX
                              NO-LOAD CLASS SHARES
[No-Load Class Shares Line Graph]

                                                               SALOMON SMITH BARNEY 1-3 YEAR
                                                                       TREASURY INDEX                  SHORT-TERM BOND FUND
                                                               -----------------------------           --------------------
1/2/91                                                                    10000.00                           10000.00
91                                                                        11166.00                           11130.00
92                                                                        11870.00                           11791.00
93                                                                        12510.00                           12459.00
94                                                                        12577.00                           12473.00
95                                                                        13927.00                           13754.00
96                                                                        14636.00                           14415.00
97                                                                        15608.00                           15299.00
98                                                                        16699.00                           16273.00
99                                                                        17207.00                           16664.00
00                                                                        18586.00                           18016.00
01 as of 4/30/01                                                          19151.00                           18538.00

                          $10,000 INVESTED IN ECLIPSE
                            SHORT TERM BOND FUND VS
                  SALOMON SMITH BARNEY 1-3 YEAR TREASURY INDEX
                              SERVICE CLASS SHARES
[Service Class Shares Line Graph]

                                                               SALOMON SMITH BARNEY 1-3 YEAR
                                                                       TREASURY INDEX                  SHORT-TERM BOND FUND
                                                               -----------------------------           --------------------
1/2/91                                                                    10000.00                           10000.00
91                                                                        11166.00                           11130.00
92                                                                        11870.00                           11791.00
93                                                                        12510.00                           12459.00
94                                                                        12577.00                           12473.00
95                                                                        13927.00                           13728.00
96                                                                        14636.00                           14340.00
97                                                                        15608.00                           15198.00
98                                                                        16699.00                           16107.00
99                                                                        17207.00                           16469.00
00                                                                        18586.00                           17744.00
01 as of 4/30/01                                                          19151.00                           18259.00

SOURCE: Lipper Inc., 4/30/01

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 1/2/91.

                                                    TOTAL RETURN(*)       AVERAGE ANNUAL TOTAL RETURN(*)
                  PERFORMANCE                     AS OF APRIL 30, 2001         AS OF APRIL 30, 2001
----------------------------------------------------------------------------------------------------------
                                                   SIX-MONTH PERIOD    ONE YEAR    FIVE YEARS   TEN YEARS
----------------------------------------------------------------------------------------------------------
Short Term Bond Fund No-Load Class                        5.19%            9.76%       6.06%       6.03%
Short Term Bond Fund Service Class(+)                     5.16             9.51        5.81        5.87
Average Lipper short U.S. government fund(++)             5.05             9.13        5.71        5.80
Salomon Smith Barney 1-3 Year Treasury
 Index(sec.)                                              5.26             9.64        6.47        6.37

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
                                TOTAL RETURN(*)
[PERFORMANCE CHART]

                                                                    YEAR END
                                                                   DECEMBER 31
                                                                   -----------
                                                                                                             TEN MONTHS
                                                                                                                ENDED    YEAR ENDED
                                                                                                             OCTOBER 31  OCTOBER 31
                    1991      1992        1993        1994        1995        1996        1997      1998        1999        2000
                    ----      ----        ----        ----        ----        ----        ----      ----        ----        ----
TOTAL RETURN(*)     11.3%     5.94%       5.67%       0.11%       10.27%      4.81%       6.13%     6.37%       2.12%       6.05%

                       YEAR END
                      DECEMBER 31
                      -----------
                      SIX MONTHS
                        ENDED
                       APRIL 30
                         2001
                         ----
TOTAL RETURN(*)          5.19%

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

(*) Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

(+) Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception (1/2/91) up to 12/31/94. Performance figures for these two classes will vary after this date based on differences in their expense structures.

(++) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

(sec.) The Salomon Smith Barney 1-3 Year Treasury Index is an unmanaged index that is generally considered to be representative of the U.S. short-term bond market. Returns reflect reinvestment of all income and capital gains. An investment cannot be made directly into an index.

                                                              ECLIPSE FUNDS INC.

SHORT TERM BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Unaudited)

LONG-TERM INVESTMENTS (94.7%)+
ASSET-BACKED SECURITIES (8.4%)
                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   -----------------------
AUTO LEASES (2.1%)
Capital Auto Receivables Asset
 Trust
 Series 2001-1 Class A3
 5.33%, due 4/15/04..............  $  640,000   $   645,075
                                                -----------
AUTOMOBILES (2.7%)
DaimlerChrsyler Auto Trust
 Series 2000-B Class A3
 7.125%, due 3/1/02..............     500,000       506,715
 Series 2000-B Class A3
 7.53%, due 5/10/04 (b)..........     345,000       356,067
                                                -----------
                                                    862,782
                                                -----------
LEISURE TIME (3.6%)
Harley-Davidson Eaglemark
 Motorcycle Trust
 Series 1999-1 Class A2
 5.52%, due 2/15/05..............   1,120,000     1,128,557
                                                -----------
Total Asset-Backed Securities
 (Cost $2,608,918)...............                 2,636,414
                                                -----------
CORPORATE BONDS (6.6%)
BANKS -- MAJOR REGIONAL (2.0%)
Wells Fargo, Inc.
 5.45%, due 5/3/04...............     630,000       628,828
                                                -----------
ELECTRIC POWER COMPANIES (0.9%)
Progress Energy, Inc.
 6.55%, due 3/1/04...............     275,000       280,030
                                                -----------
NATURAL GAS DISTRIBUTION & PIPE (2.2%)
Enron Corp.
 9.65%, due 5/15/01..............     675,000       676,039
                                                -----------
RETAIL STORES -- APPAREL (1.5%)
Gap, Inc. (The)
 5.625%, due 5/1/03..............     475,000       474,715
                                                -----------
Total Corporate Bonds
 (Cost $2,054,604)...............                 2,059,612
                                                -----------

                                    PRINCIPAL
                                      AMOUNT       VALUE
                                   -------------------------
FEDERAL HOME LOAN BANK (9.7%)
 5.125%, due 9/15/03.............  $3,020,000   $ 3,039,720
                                                -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION (22.5%)
 5.25%, due 2/15/04..............   2,880,000     2,900,068
 5.75%, due 7/15/03..............   4,090,000     4,173,559
                                                -----------
                                                  7,073,627
                                                -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (7.4%)
 5.125%, due 2/13/04.............   2,325,000     2,334,835
                                                -----------
UNITED STATES TREASURY BONDS (32.0%)
 7.625%, due 2/15/07 (a).........   1,375,000     1,408,949
 10.75%, due 2/15/03-5/15/03
 (a).............................   5,005,000     5,575,878
 11.625%, due 11/15/02...........   2,750,000     3,047,770
                                                -----------
                                                 10,032,597
                                                -----------
UNITED STATES TREASURY NOTES (4.0%)
 5.50%, due 2/28/03..............      25,000        25,508
 6.00%, due 7/31/02 (a)..........   1,210,000     1,236,850
                                                -----------
                                                  1,262,358
                                                -----------
UNITED STATES TREASURY (STRIPS)
 (SECURED STRIPPED BOND) (4.1%)
 (zero coupon), due 11/15/01.....   1,300,000     1,270,854
                                                -----------
Total U.S. Government &
 Federal Agencies
 (Cost $24,607,693)..............                25,013,991
                                                -----------
Total Long-Term Investments
 (Cost $29,271,215)..............                29,710,017
                                                -----------


------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SHORT TERM BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2001 (Unaudited)

SHORT-TERM INVESTMENTS (5.7%)
                                    PRINCIPAL
                                      AMOUNT       VALUE
                                   -------------------------
COMMERCIAL PAPER (5.7%)
National Australia Funding
 4.60%, due 5/4/01...............  $  500,000   $   499,808
UBS Finance (De) LLC
 4.65%, due 5/1/01...............   1,290,000     1,290,000
                                                -----------
Total Short-Term Investments
 (Cost $1,789,808)...............                 1,789,808
                                                -----------
Total Investments
 (Cost $31,061,023) (c)..........       100.4%   31,499,825(d)
Liabilities in Excess of
 Cash and Other Assets...........        (0.4)     (116,052)
                                   ----------   -----------
Net Assets.......................       100.0%  $31,383,773
                                   ==========   ===========

------------
(a) Represents securities out on loan or a portion of which is out on loan. (See Note 2(0))
(b) Floating rate. Rate shown is the rate in effect at April 30, 2001.
(c) The cost for federal income tax purposes is $31,080,913.
(d) At April 30, 2001 net unrealized appreciation was $418,912, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $445,539 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $26,627.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

SHORT TERM BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2001
(Unaudited)


ASSETS:
 Investment in securities, at value (identified
   cost $31,061,023)...............................  $31,499,825
 Cash..............................................        7,231
 Collateral held for securities loaned at value
   (Note 2(O)).....................................    3,816,654
 Receivables:
   Investment securities sold......................    1,580,240
   Interest........................................      553,988
   Fund shares sold................................      223,832
                                                     -----------
       Total assets................................   37,681,770
                                                     -----------
LIABILITIES:
 Securities lending collateral (Note 2(O)).........    3,816,654
 Payables:
   Investment securities purchased.................    2,418,803
   Fund shares redeemed............................       16,488
   Transfer agent..................................       10,873
   Manager.........................................        5,983
   Custodian.......................................        4,395
 Accrued expenses..................................       24,801
                                                     -----------
       Total liabilities...........................    6,297,997
                                                     -----------
 Net assets........................................  $31,383,773
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class...................................  $     3,292
   Service Class...................................          108
 Additional paid-in capital........................   38,338,303
 Accumulated undistributed net investment income...      526,414
 Accumulated net realized loss on investments......   (7,923,146)
 Net unrealized appreciation on investments........      438,802
                                                     -----------
 Net assets........................................  $31,383,773
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $30,385,571
                                                     ===========
 Shares of capital stock outstanding...............    3,291,554
                                                     ===========
 Net asset value per share outstanding.............  $      9.23
                                                     ===========
Service Class
 Net assets applicable to outstanding shares.......  $   998,202
                                                     ===========
 Shares of capital stock outstanding...............      108,441
                                                     ===========
 Net asset value per share outstanding.............  $      9.21
                                                     ===========

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001 (Unaudited)


INVESTMENT INCOME:
 Income:
   Interest........................................  $   948,610
                                                     -----------
 Expenses:
   Manager.........................................       93,125
   Transfer agent..................................       23,336
   Registration....................................       18,283
   Professional....................................       16,615
   Custodian.......................................        3,395
   Portfolio pricing...............................        3,333
   Service.........................................        1,282
   Shareholder communication.......................          648
   Directors.......................................          521
   Miscellaneous...................................        6,712
                                                     -----------
       Total expenses before
        reimbursement..............................      167,250
   Expense reimbursement from Manager..............      (72,843)
                                                     -----------
       Net expenses................................       94,407
                                                     -----------
 Net investment income.............................      854,203
                                                     -----------
REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
 Net realized gain on investments..................      320,682
 Net change in unrealized appreciation on
   investments.....................................      409,571
                                                     -----------
 Net realized and unrealized gain on investments...      730,253
                                                     -----------
 Net increase in net assets resulting from
   operations......................................  $ 1,584,456
                                                     ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SHORT TERM BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2001 (Unaudited) and the year ended October 31, 2000

                                                                  2001           2000
                                                              ------------   ------------
DECREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $    854,203   $  2,054,085
    Net realized gain (loss) on investments.................       320,682       (720,917)
    Net change in unrealized appreciation (depreciation) on
     investments............................................       409,571        627,496
                                                              ------------   ------------
    Net increase in net assets resulting from operations....     1,584,456      1,960,664
                                                              ------------   ------------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................    (1,989,092)    (2,613,821)
      Service Class.........................................       (63,128)       (84,430)
                                                              ------------   ------------
        Total dividends to shareholders.....................    (2,052,220)    (2,698,251)
                                                              ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................     7,195,542     23,159,642
      Service Class.........................................        22,463        159,369
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      No-Load Class.........................................     1,989,086      2,613,817
      Service Class.........................................        63,128         59,231
                                                              ------------   ------------
                                                                 9,270,219     25,992,059
    Cost of shares redeemed:
      No-Load Class.........................................    (9,489,279)   (42,065,295)
      Service Class.........................................      (136,806)      (168,072)
                                                              ------------   ------------
      Decrease in net assets derived from capital share
       transactions.........................................      (355,866)   (16,241,308)
                                                              ------------   ------------
      Net decrease in net assets............................      (823,630)   (16,978,895)
NET ASSETS:
  Beginning of period.......................................    32,207,403     49,186,298
                                                              ------------   ------------
  End of period.............................................  $ 31,383,773   $ 32,207,403
                                                              ============   ============
  Accumulated undistributed net investment income at end of
    period..................................................  $    526,414   $  1,738,529
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

SHORT TERM BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                           NO-LOAD      SERVICE      NO-LOAD      SERVICE      NO-LOAD      SERVICE
                                            CLASS        CLASS        CLASS        CLASS        CLASS        CLASS
                                           -------      -------      -------      -------      -------      -------
                                                                                                 JANUARY 1, 1999
                                             SIX MONTHS ENDED             YEAR ENDED                 THROUGH
                                             APRIL 30, 2001**          OCTOBER 31, 2000         OCTOBER 31, 1999*
                                           --------------------      --------------------      --------------------
Net asset value at beginning of
  period.............................      $ 9.36       $  9.32      $ 9.63       $  9.59      $ 9.43       $  9.41
                                           -------      -------      -------      -------      -------      -------
Net investment income................        0.25(a)       0.24(a)     0.57(a)       0.54(a)     0.47          0.45
Net realized and unrealized gain
  (loss) on investments..............        0.22(d)       0.22(d)    (0.03)        (0.03)      (0.27)        (0.27)
                                           -------      -------      -------      -------      -------      -------
Total from investment operations.....        0.47          0.46        0.54          0.51        0.20          0.18
                                           -------      -------      -------      -------      -------      -------
Less dividends from net investment
  income.............................       (0.60)        (0.57)      (0.81)        (0.78)         --            --
                                           -------      -------      -------      -------      -------      -------
Net asset value at end of period.....      $  9.23      $  9.21      $  9.36      $  9.32      $  9.63      $  9.59
                                           =======      =======      =======      =======      =======      =======
Total investment return..............         5.19%(b)     5.16%(b)     6.05%        5.78%        2.12%(b)     1.91%(b)
Ratios (to average net assets)/
  Supplemental Data:
  Net investment income..............         5.51%+       5.26%+       6.20%        5.95%        5.42%+       5.17%+
  Net expenses.......................         0.60%+       0.85%+       0.61%(c)     0.86%(c)     0.60%+       0.85%+
  Expenses (before reimbursement)....         1.07%+       1.32%+       0.99%        1.24%        0.85%+       1.10%+
Portfolio turnover rate..............           75%          75%         165%         165%         105%         105%
Net assets at end of period (in
  000's).............................      $30,386      $   998      $31,146      $ 1,061      $48,150      $ 1,036

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
**  Unaudited.
 +  Annualized.
(a) Per share data based on average shares outstanding during the period.
(b) Total return is not annualized.
(c) The effect of non-reimbursable interest expense on the expense ratio was 0.01%.
(d) These amounts take into account amortization premium as required per recent implementation of SAP 74, as discussed in Note 2F of the financial statements.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

     NO-LOAD   SERVICE   NO-LOAD   SERVICE   NO-LOAD   SERVICE   NO-LOAD   SERVICE
      CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS     CLASS
     -------   -------   -------   -------   -------   -------   -------   -------
                                YEAR ENDED DECEMBER 31
     -----------------------------------------------------------------------------
           1998                1997                1996                1995
     -----------------   -----------------   -----------------   -----------------
     $ 9.39    $  9.38   $ 9.48    $  9.46   $ 9.68    $  9.67   $ 9.37    $  9.37
     -------   -------   -------   -------   -------   -------   -------   -------
       0.56       0.53     0.67       0.64     0.66       0.64     0.65       0.64
       0.04       0.03    (0.09)     (0.08)   (0.20)     (0.21)    0.31       0.30
     -------   -------   -------   -------   -------   -------   -------   -------
       0.60       0.56     0.58       0.56     0.46       0.43     0.96       0.94
     -------   -------   -------   -------   -------   -------   -------   -------
      (0.56)     (0.53)   (0.67)     (0.64)   (0.66)     (0.64)   (0.65)     (0.64)
     -------   -------   -------   -------   -------   -------   -------   -------
     $ 9.43    $  9.41   $ 9.39    $  9.38   $ 9.48    $  9.46   $ 9.68    $  9.67
     =======   =======   =======   =======   =======   =======   =======   =======
        6.37%     5.98%     6.13%     5.98%     4.81%     4.46%    10.27%    10.07%
        5.95%     5.70%     6.24%     5.99%     5.85%     5.60%     6.38%     6.13%
        0.60%     0.85%     0.60%     0.85%     0.60%     0.85%     0.60%     0.85%
        0.89%     1.14%     0.82%     1.07%     0.79%     1.04%     0.82%     1.07%
         125%      125%      153%      153%      195%      195%      171%      171%
     $42,219   $ 1,273   $46,674   $ 1,485   $57,805   $ 1,316   $50,902   $ 1,128

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TAX FREE BOND FUND
--------------------------------------------------------------------------------

A variety of forces impacted the performance of municipal bonds for the four-month period ended April 30, 2001. Perhaps the most important was Federal Reserve easing, which lowered the targeted federal funds rate from 6.50% to 4.50% in four successive 50 basis-point moves--two in January, one in March, and one in April 2001. Lower short-term interest rates raised municipal-bond prices and contributed to a steeper yield curve.

During the same period, stock market uncertainty led many investors to seek a safe haven in bonds. The municipal market captured its fair share of this flight to quality, causing demand for municipals to outstrip available supply. As a result, municipal-bond prices continued to strengthen.

PERFORMANCE REVIEW

Eclipse Tax Free Bond Fund began operations on January 2, 2001. For the period from inception through April 30, 2001, Eclipse Tax Free Bond Fund No-Load Class shares returned 0.20%. The Fund underperformed the 0.51% return of the average Lipper(1) general municipal debt fund and the 1.11% return of the Lehman Brothers Municipal Bond Index(2) for the four-month period ended April 30, 2001.

When the Fund opened in early January 2001, there was an acute shortage of municipal bonds, since strong demand had reduced dealer inventories and municipalities do not start issuing bonds until January 15. The Federal Reserve's 50 basis-point easing move on January 3 ignited a strong rally in the first two weeks of January, just as the Fund was getting fully invested.

These market forces largely accounted for the Fund's initial underperformance as it was forced to build its portfolio amid thin supply and rallying prices. As the first quarter progressed, the Fund's issue selection contributed positively to performance, as many new issues were priced attractively during the surge in supply that followed the dearth in early January.

LOOKING AHEAD

We believe that the short-term outlook for municipal bonds remains relatively strong and may be enhanced if the Federal Reserve continues to ease interest rates. On the other hand, proposed tax cuts may have a negative impact on the municipal market, as lower taxes tend to reduce the incentives for investors to pursue tax-exempt returns.

We will continue to monitor Federal Reserve and Congressional action. Whatever the markets or the economy may bring, the Fund will continue to seek to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

JOHN FITZGERALD
LAURIE WALTERS
Portfolio Managers

MacKay Shields LLC

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
A portion of income may be subject to state and local taxes or the Alternative Minimum Tax. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(2) The Lehman Brothers Municipal Bond Index includes approximately 15,000 municipal bonds rated Baa or better by Moody's with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

                                                    TOTAL RETURN(*)
                PERFORMANCE                       AS OF APRIL 30, 2001
--------------------------------------------------------------------------
                                                   SINCE INCEPTION(+)
--------------------------------------------------------------------------
Tax Free Bond Fund No-Load Class                          0.20%
Average Lipper general municipal debt
 fund(++)                                                 0.51
Lehman Brothers Municipal Bond Index(sec.)                1.11

FOUR-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

                                                      FOUR MONTHS
                                                         ENDED
                                                        APRIL 30
                                                         2001
                                                        -------
TOTAL RETURN(*)                                          0.20

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

(*) Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends.

(+)    The Fund's inception date was 1/2/01.

(++) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

(sec.) The Lehman Brothers Municipal Bond Index includes approximately 15,000 municipal bonds rated Baa or better by Moody's with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Unaudited)

LONG-TERM MUNICIPAL BONDS (98.3%)+
                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   -----------------------
ARIZONA (4.1%)
Pima County Arizona Unified
 School District, Series D
 5.10%, due 7/1/10...............  $1,000,000   $ 1,039,540
                                                -----------
CALIFORNIA (3.1%)
Northern California
 Transmission Revenue
 6.50%, due 5/1/16...............     750,000       785,287
                                                -----------
DISTRICT OF COLUMBIA (4.1%)
District of Columbia Tobacco
 6.75%, due 5/15/40..............   1,000,000     1,019,840
                                                -----------
GEORGIA (8.7%)
Clayton County Georgia
 Water & Sewer Revenue
 5.125%, due 5/1/22..............   1,000,000       974,900
Georgia State
 Series C
 5.75%, due 9/1/13...............   1,100,000     1,206,579
                                                -----------
                                                  2,181,479
                                                -----------
INDIANA (4.2%)
Indianapolis Indiana Thermal
 Series A
 5.50%, due 10/1/12..............   1,000,000     1,058,690
                                                -----------
KANSAS (4.0%)
Kansas State Department of
 Transportation
 Highway Revenue
 5.25%, due 9/1/19...............   1,000,000       997,010
                                                -----------
LOUISIANA (7.4%)
Lake Charles Louisiana
 Harbor & Terminal District
 Port Facilities Revenue,
 Truckline Long Co.
 7.75%, due 8/15/22..............     750,000       798,960
Louisiana State Office Facilities
 Corp. Lease Revenue
 5.50%, due 5/1/13...............   1,000,000     1,055,620
                                                -----------
                                                  1,854,580
                                                -----------
MASSACHUSETTS (4.0%)
Massachusetts Educational
 Financing Authority Education
 Loan Revenue Series A
 4.50%, due 12/1/05 (a)..........   1,000,000     1,012,570
                                                -----------

                                    PRINCIPAL
                                      AMOUNT       VALUE
                                   ------------------------
MICHIGAN (4.1%)
Kent Hospital Finance
 Authority Michigan Revenue
 Refunding-Spectrum Health Series
 A
 5.25%, due 1/15/08 (c)..........  $1,000,000   $ 1,035,040
                                                -----------
MINNESOTA (2.0%)
Meadow Pointe III Community
 Development District Florida
 Capital Improvement Revenue,
 Series 2001-1
 5.90%, due 1/1/06...............     500,000       497,740
                                                -----------
MISSISSIPPI (4.0%)
Mississippi Home Corp.
 Single Family Revenue
 Mortgage, Series A
 4.70%, due 6/1/24 (a)...........   1,000,000       997,030
                                                -----------
NEW HAMPSHIRE (1.9%)
New Hampshire Health & Education
 Facilities Authority Revenue,
 University Systems of New
 Hampshire
 5.125%, due 7/1/33..............     500,000       477,255
                                                -----------
NEW YORK (6.2%)
Dutchess County New York
 Industrial Development Agency
 Civic Facility Revenue Vassar
 College Project
 5.35%, due 9/1/40...............     500,000       484,500
New York City General Obligation
 Series A
 6.00%, due 5/15/21..............   1,000,000     1,069,740
                                                -----------
                                                  1,554,240
                                                -----------
OHIO (4.2%)
American Municipal Power
 Ohio Inc.
 5.25%, due 1/1/12...............   1,000,000     1,040,310
                                                -----------
OREGON (4.1%)
Portland Oregon Airport Revenue
 Portland International Airport
 Series B
 5.50%, due 7/1/14 (a)...........   1,000,000     1,029,300
                                                -----------
PENNSYLVANIA (8.1%)
Pennsylvania Economic Development
 Financing Authority Exempted
 Facilities Revenue, Project
 Series A
 6.25%, due 11/1/31 (a)..........   1,000,000       989,250




                        ------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

LONG-TERM MUNICIPAL BONDS (CONTINUED)
                                    PRINCIPAL
                                      AMOUNT       VALUE
                                   ------------------------
PENNSYLVANIA (CONTINUED)
Philadelphia Pennsylvania
 General Obligation
 5.25%, due 9/15/12..............  $1,000,000   $ 1,039,390
                                                -----------
                                                  2,028,640
                                                -----------
PUERTO RICO (2.7%)
Puerto Rico Commonwealth
 Refunding-Series A
 6.25%, due 7/1/10 (c)...........     650,000       672,289
                                                -----------
SOUTH CAROLINA (2.0%)
Tobacco Settlement Revenue
 Management, Series B
 6.375%, due 5/15/28.............     500,000       497,430
                                                -----------
TEXAS (16.6%)
Harris County Texas Certificates
 Obligation
 5.125%, due 10/1/13.............   1,000,000     1,013,600
Harris County Texas Health
 Facilities Development Corp.
 Hospital Revenue, Memorial
 Hermann Health Care Series A
 6.375%, due 6/1/29..............   1,000,000     1,002,300
Lower Colorado River Authority
 Texas Revenue Refunding &
 Improvement
 5.00%, due 5/15/13 (c)..........   1,135,000     1,139,869
San Antonio Texas Electric & Gas
 Prerefunded, Series 2000
 5.00%, due 2/1/17 (c)...........   1,000,000       991,850
                                                -----------
                                                  4,147,619
                                                -----------
UTAH (2.8%)
Salt Lake County Utah Hospital
 Revenue, IHC Health Services
 5.125%, due 2/15/33.............     750,000       697,838
                                                -----------
Total Long-Term Municipal Bonds
 (Cost $24,852,278)..............                24,623,727
                                                -----------
SHORT-TERM MUNICIPAL BONDS (8.0%)
                                    PRINCIPAL
                                      AMOUNT       VALUE
                                   ------------------------
ALABAMA (4.0%)
Stevenson Alabama Industrial
 Development Board Environmental
 Improvement Revenue
 4.30%, due 11/1/16 (b)..........  $1,000,000   $ 1,000,000
                                                -----------
INDIANA (4.0%)
Indiana Health Facility Financing
 Authority Hospital Revenue,
 Various--Clarian Health
 Obligation B
 4.35%, due 3/1/30 (b)...........   1,000,000     1,000,000
                                                -----------
Total Short-Term Municipal Bonds
 (Cost $2,000,000)...............                 2,000,000
                                                -----------
Total Investments (Cost
 $26,852,278) (d)................       106.3%   26,623,727(e)
Liabilities in Excess of
 Cash and Other Assets...........        (6.3)   (1,578,802)
                                   ----------    ----------
Net Assets.......................       100.0%  $25,044,925
                                   ==========    ==========

------------
(a) Interest on these securities is subject to alternative minimum tax.
(b) Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par.
(c) Prerefunding Securities -- issuer has or will issue new bonds and use the proceeds to purchase Treasury securities that mature at or near the same date as the original issue's call date.
(d) The cost stated also represents the aggregate cost for federal income tax purposes.
(e) At April 30, 2001 net unrealized depreciation was $228,551, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $68,921 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $297,472.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TAX FREE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2001
(Unaudited)


ASSETS:
 Investment in securities, at value (identified
   cost $26,852,278)...............................  $26,623,727
 Cash..............................................       70,510
 Receivables:
   Interest........................................      341,599
                                                     -----------
       Total assets................................   27,035,836
                                                     -----------
LIABILITIES:
 Payables:
   Investment securities purchased.................    1,971,997
   Custodian.......................................        7,787
   Manager.........................................        4,558
   Transfer agent..................................        2,511
 Accrued expenses..................................        4,058
                                                     -----------
       Total liabilities...........................    1,990,911
                                                     -----------
 Net assets........................................  $25,044,925
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class...................................  $     2,500
 Additional paid-in capital........................   24,997,750
 Accumulated undistributed net investment income...      342,057
 Accumulated net realized loss on investments......      (68,831)
 Net unrealized depreciation on investments........     (228,551)
                                                     -----------
 Net assets........................................  $25,044,925
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $25,044,925
                                                     ===========
 Shares of capital stock outstanding...............    2,500,025
                                                     ===========
 Net asset value per share outstanding.............  $     10.02
                                                     ===========

STATEMENT OF OPERATIONS
For the period January 2, 2001 through April 30, 2001
(Unaudited)


INVESTMENT INCOME:
 Income:
   Interest........................................  $   394,597
                                                     -----------
 Expenses:
   Manager.........................................       40,416
   Professional....................................       12,749
   Custodian.......................................        7,787
   Transfer agent..................................        4,655
   Registration....................................        3,234
   Portfolio pricing...............................        1,903
   Shareholder communication.......................          713
   Directors.......................................          278
   Miscellaneous...................................        4,866
                                                     -----------
       Total expenses before reimbursement.........       76,601
   Expense reimbursement from Manager..............      (24,061)
                                                     -----------
       Net expenses................................       52,540
                                                     -----------
 Net investment income.............................      342,057
                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized loss on investments..................      (68,831)
 Net unrealized depreciation on investments........     (228,551)
                                                     -----------
 Net realized and unrealized loss on investments...     (297,382)
                                                     -----------
 Net increase in net assets resulting from
   operations......................................  $    44,675
                                                     ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

TAX FREE BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the period January 2, 2001 through April 30, 2001 (Unaudited)

                                                                 2001
                                                              -----------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $   342,057
    Net realized loss on investments........................      (68,831)
    Net unrealized depreciation on investments..............     (228,551)
                                                              -----------
    Net increase in net assets resulting from operations....       44,675
                                                              -----------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................   25,000,250
                                                              -----------
      Net increase in net assets............................   25,044,925
NET ASSETS:
  Beginning of period.......................................           --
                                                              -----------
  End of period.............................................  $25,044,925
                                                              ===========
  Accumulated undistributed net investment income at end of
    period..................................................  $   342,057
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                  NO-LOAD
                                                                   CLASS
                                                              ---------------
                                                              JANUARY 2, 2001
                                                                  THROUGH
                                                              APRIL 30, 2001*
                                                              ---------------
Net asset value at beginning of period......................     $  10.00
                                                                 --------
Net investment income.......................................         0.14
Net realized and unrealized loss on investments.............        (0.12)
                                                                 --------
Total from investment operations............................         0.02
                                                                 --------
Net asset value at end of period............................     $  10.02
                                                                 ========
Total investment return.....................................         0.20%(a)
Ratios (to average net assets)/Supplemental Data:
 Net investment income......................................         4.23%+
 Net expenses...............................................         0.65%+
 Expenses (before reimbursement)............................         0.95%+
Portfolio turnover rate.....................................          123%
Net assets at end of period (in 000's)......................     $ 25,045

------------
 *  Unaudited.
 +  Annualized.
(a) Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MONEY MARKET FUND
--------------------------------------------------------------------------------

During the six months ended April 30, 2001, the Federal Reserve eased interest rates by 200 basis points in four separate 50 basis-point moves--two in January, one in March, and one in April. The combined effect was to lower the targeted federal funds rate from 6.50% in November 2000 to 4.50% at the end of April 2001.

During this period, weakness in the equity markets drew many investors to the income markets, either to seek a holding place for excess cash or a hiding place from equity volatility. The government's continuing Treasury buyback program also contributed to strength in the income markets as supply and demand dynamics continued to readjust.

Although decreasing interest rates gradually reduced the yields available on money-market instruments, they also offered opportunities to investors willing to commit to money-market instruments with longer maturities.

PERFORMANCE REVIEW

For the six months ended April 30, 2001, Eclipse Money Market Fund returned 2.82% for No-Load Class shares, 2.69% for Service Class Shares, and 2.57% for Sweep Shares Class shares. As of April 30, 2001, the Fund's seven-day current yield was 4.60%, 4.35%, and 4.10% for the respective share classes. The No-Load and Service Class shares outperformed the 2.60% return of the average Lipper(1) money market fund for the six months ended April 30, 2001. We believe the Fund's performance was largely the result of extending maturities in a declining interest-rate environment.

STRATEGIES AND SECTORS

The major strategy the Fund employed was to extend its weighted average maturity. Starting at 51 days in the beginning of November 2000, we extended the portfolio's weighted average maturity to 70 days at the end of April 2001. This longer average maturity allowed the Fund to lock in higher yields for longer periods while interest rates were falling.

The decision to extend maturities came as the Federal Reserve shifted its focus from controlling inflation to avoiding economic weakness. Floating-rate securities constituted a key performance-driving sector during the Fund's fiscal semiannual period. These securities, which periodically reset their rates, allowed us to further extend the benefits we derived from issuers such as Deere, GMAC, and National Rural Utilities. The Fund continued to emphasize high quality and invest in a wide range of money-market instruments, based on our perceptions of reward potential and the capital preservation and liquidity needs of money-market investors.

The most significant sale in the portfolio was a profitable one for shareholders, when we sold the Fund's DaimlerChrysler holdings prior to the company's downgrade.

LOOKING AHEAD

We anticipate that the Federal Reserve will maintain a bias toward easing interest rates during the second half of 2001. Consequently, we currently intend to maintain a weighted average maturity for the Fund's portfolio at the longer end of our maturity spectrum, perhaps between 65 days and 70 days.

Whatever the economy or the markets may bring, the Fund will continue to seek a high level of current income while preserving capital and maintaining liquidity.

MARK C. BOYCE
DAVE CLEMENT, CFA
Portfolio Managers
New York Life Investment Management LLC

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

                          $10,000 INVESTED IN ECLIPSE
                              MONEY MARKET FUND VS
                        AVERAGE LIPPER MONEY MARKET FUND
[No-Load Class Shares Line Graph]  NO-LOAD CLASS SHARES

                                                                                                     AVERAGE LIPPER MONEY
                                                                   MONEY MARKET FUND                      MARKET FUND
                                                            -------------------------------    ----------------------------------
1/2/91                                                                  10000.00                            10000.00
91                                                                      10595.00                            10601.00
92                                                                      10983.00                            10986.00
93                                                                      11300.00                            11311.00
94                                                                      11738.00                            11767.00
95                                                                      12399.00                            12446.00
96                                                                      13032.00                            13095.00
97                                                                      13720.00                            13799.00
98                                                                      14439.00                            14532.00
99                                                                      15145.00                            15249.00
00                                                                      16074.00                            16191.00
01 as of 4/30/01                                                        16358.00                            15836.00

                          $10,000 INVESTED IN ECLIPSE
                              MONEY MARKET FUND VS
                        AVERAGE LIPPER MONEY MARKET FUND
                           SWEEP SHARES CLASS SHARES
[Sweep Shares Class Shares Line Graph]

                                                              MONEY MARKET FUND       AVERAGE LIPPER MONEY MARKET FUND
                                                              -----------------       --------------------------------
1/2/91                                                              10000.00                       10000.00
91                                                                  10595.00                       10601.00
92                                                                  10983.00                       10986.00
93                                                                  11300.00                       11311.00
94                                                                  11738.00                       11767.00
95                                                                  12379.00                       12446.00
96                                                                  12979.00                       13095.00
97                                                                  13630.00                       13799.00
98                                                                  14311.00                       14532.00
99                                                                  14935.00                       15249.00
00                                                                  15773.00                       16191.00
01 as of 4/30/01                                                    16026.00                       15836.00

                          $10,000 INVESTED IN ECLIPSE
                              MONEY MARKET FUND VS
                        AVERAGE LIPPER MONEY MARKET FUND
                              SERVICE CLASS SHARES
[Service Class Shares Line Graph]

                                                                                                      AVERAGE LIPPER MONEY
                                                                   MONEY MARKET FUND                       MARKET FUND
                                                                   -----------------           ----------------------------------
1/2/91                                                                  10000.00                            10000.00
91                                                                      10595.00                            10601.00
92                                                                      10983.00                            10986.00
93                                                                      11300.00                            11311.00
94                                                                      11738.00                            11767.00
95                                                                      12379.00                            12446.00
96                                                                      12979.00                            13095.00
97                                                                      13630.00                            13799.00
98                                                                      14309.00                            14532.00
99                                                                      14971.00                            15249.00
00                                                                      15851.00                            16191.00
01 as of 4/30/01                                                        16117.00                            15836.00

Source: Lipper Inc., 4/30/01
THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 1/2/91.

                                                   TOTAL RETURN(*)            AVERAGE ANNUAL TOTAL RETURN(*)
                  PERFORMANCE                    AS OF APRIL 30, 2001              AS OF APRIL 30, 2001
-------------------------------------------------------------------------------------------------------------------
                                                                                                            7-DAY
                                                                                                            CURRENT
                                                 SIX-MONTH PERIOD       ONE YEAR   FIVE YEARS   TEN YEARS   YIELD(++)
-------------------------------------------------------------------------------------------------------------------
Money Market Fund No-Load Class(+)                       2.82%            6.06%       5.35%       4.82%      4.60%
Money Market Fund Service Class(+)                       2.69             5.80        5.09        4.67       4.35
Money Market Fund Sweep Shares Class(+)                  2.57             5.54        4.97        4.61       4.10
Average Lipper money market fund(sec.)                   2.60             5.60        5.00        4.57        n/a

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
                                TOTAL RETURN (*)
[PERFORMANCE BAR CHART]

                                                                                                 TEN                     SIX
                                                                                                MONTHS       YEAR       MONTHS
                                             YEAR END                                            ENDED       ENDED      ENDED
                                            DECEMBER 31                                       OCTOBER 31  OCTOBER 31   APRIL 31
1991         1992        1993        1994        1995        1996        1997        1998        1999        2000        2001
----         ----        ----        ----        ----        ----        ----        ----        ----        ----        ----
5.95%        3.66%       2.89%       3.88%       5.63%       5.11%       5.27%       5.25%       3.96%       5.98%       2.82%

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

(*) Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

(+) Performance figures for the Sweep Shares Class, first offered to the public on 12/8/98, include the historical performance of the Service Class from the Service Class's inception (1/1/95) up to 12/7/98. Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception (1/2/91) up to 12/31/94. Performance figures for these classes will vary after these dates based on differences in their expense structures.

(++) Eclipse Money Market Fund had an effective 7-day yield of 4.71% for the No-Load Class; 4.45% for the Service Class; and 4.19% for the Sweep Shares Class--all as of 4/30/01. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield and the current 7-day yield would have been 4.61% and 4.51%, respectively, for the No-Load Class; 4.35% and 4.26%, respectively, for the Service Class; and 4.09% and 4.01%, respectively, for the Sweep Shares Class. These expense limitations are voluntary and may be terminated or revised at any time.

(sec.) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

                                                              ECLIPSE FUNDS INC.

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Unaudited)

SHORT-TERM INVESTMENTS (100.2%)+
                                  PRINCIPAL     AMORTIZED
                                   AMOUNT          COST
                                 -------------------------
CERTIFICATES OF DEPOSIT (8.5%)
AT&T Corp.
 6.819%, due 7/13/01
   (a)(b)(c)...................  $10,000,000   $ 10,000,000
Bayerische Landesbank New York
 6.85%, due 5/15/01 (c)........   10,000,000     10,003,843
Deutsche Bank New York
 5.65%, due 7/5/01 (c).........    8,000,000      8,003,447
Toronto-Dominion Holdings USA,
 Inc. New York
 4.65%, due 4/17/02 (a)(c).....   11,000,000     11,000,000
                                               ------------
                                                 39,007,290
                                               ------------
COMMERCIAL PAPER (79.6%)
Abbey National North America
 4.13%, due 8/6/01.............    8,300,000      8,207,637
 4.54%, due 8/8/01.............    5,400,000      5,332,581
 5.30%, due 7/17/01............    8,580,000      8,482,736
Alcoa Inc.
 4.45%, due 5/18/01............      955,000        952,993
 4.68%, due 6/18/01............    9,054,000      8,997,503
Alliant Energy Resources, Inc.
 4.90%, due 5/22/01 (a)........    9,500,000      9,472,846
Anheuser-Busch Cos., Inc.
 4.84%, due 6/13/01 (a)........    9,209,000      9,155,762
Archer Daniels Midland Co.
 4.60%, due 7/12/01............    5,530,000      5,479,124
 6.40%, due 5/9/01.............    8,500,000      8,487,911
British Telecommunications PLC
 5.23%, due 6/27/01............    4,780,000      4,740,418
Canadian Government
 4.60%, due 8/31/01............    4,673,000      4,600,153
Cargill, Inc.
 5.31%, due 7/6/01 (a).........   13,000,000     12,873,445
Ciesco L.P.
 4.55%, due 5/14/01............    1,735,000      1,732,149
 4.80%, due 5/3/01.............    5,385,000      5,383,564
Countrywide Home Loans Inc.
 5.05%, due 5/4/01.............    5,000,000      4,997,896
Danske Corp., Inc.
 4.81%, due 8/23/01............   10,000,000      9,847,683
 5.08%, due 8/2/01.............    2,898,000      2,859,969
Delaware Funding Corp.
 4.89%, due 5/15/01 (a)........    6,687,000      6,674,284
 4.90%, due 6/8/01 (a).........    6,817,000      6,781,741
Den Danske Corp.
 5.70%, due 9/17/01............   11,000,000     10,757,908
Diageo Capital PLC
 4.70%, due 6/18/01 (a)........    5,025,000      4,993,510
DuPont (E.I.) De Nemours & Co.
 4.90%, due 5/10/01............    9,865,000      9,852,915
General Electric Capital Corp.
 5.35%, due 5/9/01.............    6,000,000      5,992,867
General Motors Acceptance Corp.
 5.22%, due 5/10/01............    6,500,000      6,491,517

                                   PRINCIPAL      AMORTIZED
                                     AMOUNT         COST
                                 --------------------------
COMMERCIAL PAPER (CONTINUED)
Goldman Sachs Group, Inc. (The)
 4.54%, due 9/27/01............  $ 6,500,000   $  6,377,861
 6.03%, due 5/10/01............    5,000,000      4,992,462
 6.36%, due 5/11/01............   10,000,000      9,982,333
Household Finance Corp.
 4.72%, due 6/4/01.............   10,000,000      9,955,422
KFW International Finance, Inc.
 5.28%, due 7/9/01.............    3,964,000      3,923,884
Kitty Hawk Funding Corp.
 4.40%, due 10/12/01 (a).......    5,000,000      4,899,778
 4.94%, due 6/6/01 (a).........    7,000,000      6,965,420
 5.04%, due 5/1/01 (a).........    4,000,000      4,000,000
Knight Ridder, Inc.
 4.70%, due 8/27/01............    5,664,000      5,576,743
 4.81%, due 7/16/01............   10,000,000      9,898,456
National Rural Utilities
 Cooperative Finance Corp.
 4.44%, due 5/22/01............   10,000,000      9,974,100
 5.90%, due 9/10/01............    5,200,000      5,087,507
Northern States Power Co.
 4.95%, due 6/22/01............   13,366,000     13,270,433
Societe Generale N.A., Inc.
 5.21%, due 7/9/01.............    9,250,000      9,157,631
 5.24%, due 7/9/01.............    4,416,000      4,371,649
Solvay Finance (America), Inc.
 4.90%, due 5/25/01 (a)........    2,350,000      2,342,323
South Carolina Electric & Gas
 Co.
 4.96%, due 5/11/01............    5,000,000      4,993,111
Southwestern Public Service Co.
 5.00%, due 6/14/01............    2,609,000      2,593,056
 5.07%, due 5/10/01............    5,400,000      5,393,156
 5.15%, due 6/5/01.............   10,000,000      9,949,931
Stanley Works Co. (The)
 4.75%, due 5/23/01 (a)........   13,500,000     13,460,813
Svenska Handelsbanken, Inc.
 5.28%, due 6/11/01............    9,000,000      8,945,880
Textron Financial Corp.
 4.95%, due 5/18/01............    9,491,000      9,468,815
UBS Finance Delaware LLC
 4.50%, due 9/6/01.............    7,800,000      7,675,200
 5.32%, due 6/6/01.............    9,200,000      9,151,056
Unilever Capital Corp.
 5.11%, due 9/7/01 (a)(b)(c)...    5,000,000      5,000,000
Vulcan Materials Co.
 4.91%, due 5/21/01 (a)........   11,000,000     10,969,994
Walt Disney Co.
 5.13%, due 8/7/01.............    5,000,000      4,930,175
                                               ------------
                                                366,456,301
                                               ------------
CORPORATE BOND (1.5%)
National Australia Bank, Ltd.
 4.26%, due 4/30/02 (a)(c).....    7,000,000      7,000,679
                                               ------------

-----------------------------------------------------------
+ Percentages indicated are based on Fund net assets.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2001 (Unaudited)

SHORT-TERM INVESTMENTS (CONTINUED)
                                   PRINCIPAL     AMORTIZED
                                     AMOUNT        COST
                                 --------------------------
MEDIUM-TERM NOTES (4.7%)
Deere (John) Capital Corp.
 6.67%, due 2/22/02 (b)(c).....  $ 5,500,000   $  5,501,297
General Motors Acceptance Corp.
 6.784%, due 2/25/02 (b)(c)....    4,000,000      3,992,966
 6.885%, due 1/28/02 (b)(c)....    7,000,000      7,003,778
National Rural Utilities
 Cooperative Finance Corp.
 4.80%, due 7/20/01 (b)(c).....    5,000,000      5,000,065
                                               ------------
                                                 21,498,106
                                               ------------
U.S. GOVERNMENT (5.9%)
Federal National Mortgage
 Association (Discount Note)
 4.25%, due 2/22/02............    8,067,000      7,784,151
Freddie Mac (Discount Note)
 4.47%, due 9/13/01............    7,500,000      7,374,281
 4.48%, due 6/5/01.............   11,868,000     11,816,308
                                               ------------
                                                 26,974,740
                                               ------------
Total Short-Term Investments
 (Amortized Cost $460,937,116)
 (d)...........................        100.2%   460,937,116
Liabilities in Excess of Cash
 and Other Assets..............         (0.2)      (818,963)
                                 -----------   ------------
Net Assets.....................        100.0%  $460,118,153
                                 ===========   ============

------------
(a) May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at April 30, 2001.
(c) Interest bearing security.
(d) The cost stated also represents the aggregate cost for federal income tax purposes.

The table below sets forth the diversification of Money Market Fund investments by industry.

INDUSTRY DIVERSIFICATION

                                  AMORTIZED
                                     COST        PERCENT +
                                 -------------------------
Agricultural Operations........  $ 12,873,445        2.8%
Aluminum.......................     9,950,496        2.1
Auto Finance...................    17,488,261        3.8
Banks..........................   108,965,153       23.7
Brewery........................     9,155,762        2.0
Building Materials.............    13,460,813        2.9
Chemicals......................    12,195,239        2.6
Conglomerates..................     9,472,846        2.0
Construction & Housing.........    10,969,994        2.4
Consumer Financial Services....     5,501,297        1.2
Diversified Financial
 Services......................    26,054,538        5.7
Electric Power Companies.......    31,206,575        6.8
Federal Agencies...............    26,974,740        5.9
Finance........................     9,955,422        2.1
Financial-Diversified..........     9,468,815        2.1
Food...........................    13,967,035        3.0
Investment Bank/Brokerage......    25,276,542        5.5
Mortgage Loans.................     4,997,896        1.1
Multi-Media....................     4,930,175        1.1
Publishing-Newspapers..........    15,475,198        3.4
Sovereign......................     4,600,153        1.0
Special Purpose Finance........    58,263,192       12.7
Telecommunication Services-
 Long Distance.................    10,000,000        2.2
Telephone......................     4,740,418        1.0
Utilities-Electric & Gas.......     4,993,111        1.1
                                 ------------     ------
                                  460,937,116      100.2
Liabilities in Excess of
 Cash and Other Assets.........      (818,963)      (0.2)
                                 ------------     ------
Net Assets.....................  $460,118,153      100.0%
                                 ============     ======

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2001
(Unaudited)


ASSETS:
 Investment in securities, at value (amortized
   cost $460,937,116).............................  $460,937,116
 Cash.............................................        33,269
 Receivables:
   Investment securities sold.....................    11,716,733
   Interest.......................................     1,248,850
   Fund shares sold...............................       779,526
                                                    ------------
       Total assets...............................   474,715,494
                                                    ------------
LIABILITIES:
 Payables:
   Investment securities purchased................     8,732,610
   Fund shares redeemed...........................     3,830,947
   Manager........................................       153,715
   Custodian......................................        16,682
   Transfer agent.................................         8,765
 Accrued expenses.................................       238,660
 Dividend payable.................................     1,615,962
                                                    ------------
       Total liabilities..........................    14,597,341
                                                    ------------
 Net assets.......................................  $460,118,153
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   12 billion shares authorized
   No-Load Class..................................  $    175,422
   Service Class..................................         1,619
   Sweep Shares Class.............................       283,071
 Additional paid-in capital.......................   459,652,397
 Accumulated undistributed net realized
   gain on investments............................         5,644
                                                    ------------
 Net assets.......................................  $460,118,153
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $175,410,267
                                                    ============
 Shares of capital stock outstanding..............   175,421,772
                                                    ============
 Net asset value per share outstanding............  $       1.00
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $  1,619,344
                                                    ============
 Shares of capital stock outstanding..............     1,619,269
                                                    ============
 Net asset value per share outstanding............  $       1.00
                                                    ============
Sweep Shares Class
 Net assets applicable to outstanding shares......  $283,088,542
                                                    ============
 Shares of capital stock outstanding..............   283,071,467
                                                    ============
 Net asset value per share outstanding............  $       1.00
                                                    ============

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001
(Unaudited)


INVESTMENT INCOME:
 Income:
   Interest.......................................  $ 12,655,684
                                                    ------------
 Expenses:
   Manager........................................     1,038,361
   Distribution--Sweep Shares Class...............       313,922
   Service--Sweep Shares Class....................       313,922
   Service--Service Class.........................         2,009
   Shareholder communication......................        57,798
   Professional...................................        38,419
   Registration...................................        34,751
   Transfer agent.................................        27,477
   Custodian......................................        19,318
   Directors......................................         6,553
   Portfolio pricing..............................         2,608
   Miscellaneous..................................         8,259
                                                    ------------
       Total expenses before
        reimbursement.............................     1,863,397
   Expense reimbursement from Manager.............      (194,680)
                                                    ------------
       Net expenses...............................     1,668,717
                                                    ------------
 Net investment income............................    10,986,967
                                                    ------------
REALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments.................        29,608
                                                    ------------
 Net increase in net assets resulting from
   operations.....................................  $ 11,016,575
                                                    ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2001 (Unaudited) and the year ended October 31, 2000

                                                                  2001            2000
                                                              -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $  10,986,967   $  22,753,507
    Net realized gain (loss) on investments.................         29,608          (1,976)
                                                              -------------   -------------
    Net increase in net assets resulting from operations....     11,016,575      22,751,531
                                                              -------------   -------------
  Dividends to shareholders:
    From net investment income:
      No-Load Class.........................................     (4,563,376)    (11,924,948)
      Service Class.........................................        (42,984)       (116,606)
      Sweep Shares Class....................................     (6,380,607)    (10,711,953)
                                                              -------------   -------------
        Total dividends to shareholders.....................    (10,986,967)    (22,753,507)
                                                              -------------   -------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................    119,526,401     326,707,269
      Service Class.........................................      2,490,077       1,354,957
      Sweep Shares Class....................................    115,391,269     209,404,730
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      No-Load Class.........................................      3,880,523      11,872,113
      Service Class.........................................         36,479          96,890
      Sweep Shares Class....................................      5,425,605      10,711,953
                                                              -------------   -------------
                                                                246,750,354     560,147,912
    Cost of shares redeemed:
      No-Load Class.........................................   (108,950,643)   (424,349,335)
      Service Class.........................................     (2,493,511)     (5,495,191)
      Sweep Shares Class....................................    (59,681,008)   (150,449,192)
                                                              -------------   -------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................     75,625,192     (20,145,806)
                                                              -------------   -------------
      Net increase (decrease) in net assets.................     75,654,800     (20,147,782)
NET ASSETS:
  Beginning of period.......................................    384,463,353     404,611,135
                                                              -------------   -------------
  End of period.............................................  $ 460,118,153   $ 384,463,353
                                                              =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                        SWEEP                            SWEEP                            SWEEP
                                 NO-LOAD    SERVICE     SHARES    NO-LOAD    SERVICE     SHARES    NO-LOAD    SERVICE     SHARES
                                  CLASS      CLASS      CLASS      CLASS      CLASS      CLASS      CLASS      CLASS      CLASS
                                 --------   --------   --------   --------   --------   --------   --------   --------   --------
                                                                                                          JANUARY 1, 1999
                                        SIX MONTHS ENDED                    YEAR ENDED                        THROUGH
                                       APRIL 30, 2001***                 OCTOBER 31, 2000                OCTOBER 31, 1999*
                                 ------------------------------   -----------------------------   ------------------------------
Net asset value at beginning of
 period........................  $   1.00   $   1.00   $   1.00   $   1.00  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                 --------   --------   --------   --------  --------   --------   --------   --------   --------
Net investment income..........      0.03       0.03       0.03       0.06      0.06       0.05       0.04       0.04       0.04
                                 --------   --------   --------   --------  --------   --------   --------   --------   --------
Less dividends and
 distributions:
From net investment income.....     (0.03)     (0.03)     (0.03)     (0.06)    (0.06)     (0.05)     (0.04)     (0.04)     (0.04)
From net realized gain on
 investments...................        --         --         --         --        --         --         --         --         --
                                 --------   --------   --------   --------  --------   --------   --------   --------   --------
Total dividends and
 distributions.................     (0.03)     (0.03)     (0.03)     (0.06)    (0.06)     (0.05)     (0.04)     (0.04)     (0.04)
                                 --------   --------   --------   --------  --------   --------   --------   --------   --------
Net asset value at end of
 period........................  $   1.00   $   1.00   $   1.00   $   1.00  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                 ========   ========   ========   ========  ========   ========   ========   ========   ========
Total investment return........      2.82%(b)   2.69%(b)   2.57%(b)   5.98%     5.72%      5.46%      3.96%(b)   3.74%(b)   3.53%(b)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income.........      5.59%+     5.34%+     5.09%+     5.81%     5.56%      5.31%      4.68%+     4.43%+     4.18%+
 Net expenses..................      0.50%+     0.75%+     1.00%+     0.50%     0.75%      1.00%      0.50%+     0.75%+     1.00%+
 Expenses (before
   reimbursement)..............      0.59%+     0.84%+     1.09%+     0.57%     0.82%      1.07%      0.62%+     0.87%+     1.12%+
Net assets at end of period (in
 000's)........................  $175,410   $  1,619   $283,089   $160,942  $  1,586   $221,935   $246,713   $  5,630   $152,268

------------

 *    The Fund changed its fiscal year end from December 31 to
      October 31.
 **   Sweep Shares Class first offered on December 8, 1998.
***   Unaudited.
 +    Annualized.
(a)   Less than one cent per share.
(b)   Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

     NO-LOAD    SERVICE       SWEEP SHARES      NO-LOAD    SERVICE    NO-LOAD    SERVICE    NO-LOAD    SERVICE
      CLASS      CLASS           CLASS           CLASS      CLASS      CLASS      CLASS      CLASS      CLASS
     --------   --------   ------------------   --------   --------   --------   --------   --------   --------
                           DECEMBER 8, 1998**                       YEAR ENDED DECEMBER 31
         YEAR ENDED             THROUGH         ---------------------------------------------------------------
      DECEMBER 31, 1998    DECEMBER 31, 1998           1997                  1996                  1995
     -------------------   ------------------   -------------------   -------------------   -------------------
     $   1.00   $   1.00        $   1.00        $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
     --------   --------        --------        --------   --------   --------   --------   --------   --------
         0.05       0.05            0.00(a)         0.05       0.05       0.05       0.05       0.05       0.05
     --------   --------        --------        --------   --------   --------   --------   --------   --------
        (0.05)     (0.05)          (0.00)(a)       (0.05)     (0.05)     (0.05)     (0.05)     (0.05)     (0.05)
           --         --              --           (0.00)(a)  (0.00)(a)     --         --         --         --
     --------   --------        --------        --------   --------   --------   --------   --------   --------
        (0.05)     (0.05)          (0.00)(a)       (0.05)     (0.05)     (0.05)     (0.05)     (0.05)     (0.05)
     --------   --------        --------        --------   --------   --------   --------   --------   --------
     $   1.00   $   1.00        $   1.00        $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
     ========   ========        ========        ========   ========   ========   ========   ========   ========
         5.25%      4.99%           0.31%(b)        5.27%      5.01%      5.11%      4.85%      5.63%      5.46%
         5.12%      4.87%           4.62%+          5.18%      4.93%      5.00%      4.75%      5.48%      5.23%
         0.50%      0.75%           1.00%+          0.50%      0.75%      0.50%      0.75%      0.50%      0.75%
         0.63%      0.88%           1.13%+          0.61%      0.86%      0.67%      0.92%      0.73%      0.98%
     $194,338   $103,765        $  6,957        $190,319   $ 64,228   $110,760   $ 34,664   $ 67,869   $  2,784

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
--------------------------------------------------------------------------------

The six months ended April 30, 2001, represented a difficult period for equity investors. As U.S. economic growth slowed in the fourth quarter, earnings disappointments and layoffs became increasingly frequent. A combination of factors--including excess capacity, large inventories, lower consumer demand, and higher energy prices--contributed to lower earnings expectations for many companies.

With the U.S. economy growing at its slowest pace in five and a half years, hopes of a "soft landing" turned into fears of a recession. This led the Federal Reserve to cut the targeted federal funds rate from 6.50% to 4.50% in four successive 50 basis-point moves in the first four months of 2001. Other economies around the globe faced similar economic concerns, and 15 other central banks eased their monetary policy during the reporting period. While the latest set of rate cuts may provide a catalyst for a reasonably strong rebound in the equity markets, several international equity markets experienced negative returns over the six months ended April 30, 2001.

Declines in the equity markets have resulted in a general flight to income securities, with investors seeking a measure of safety in the bond markets. Corporate bond issuance set new records as lower interest rates made capital more affordable and increasing demand helped sustain bond prices.

PERFORMANCE REVIEW

During the six months ended April 30, 2001, Eclipse Asset Manager Fund returned -6.24% for No-Load Class shares and -6.32% for Service Class shares. Both share classes underperformed the -5.25% return of the average Lipper(1) flexible portfolio fund over the same period. Over the six-month period, the S&P 500 Index(2) returned -12.07%, the Salomon Smith Barney Broad Investment Grade (BIG) Bond Index(3) returned 6.24%, and three-month Treasury bills returned 2.55%.

The Fund's No-Load Class shares and Service Class shares were both rated four stars overall out of 4,363 domestic equity funds by Morningstar(4) as of April 30, 2001. Both share classes were rated four stars out of 4,363 domestic equity funds for the three-year period then ended and four stars out of 2,683 domestic equity funds for the five-year period then ended. No-Load Class shares were rated four stars out of 847 domestic equity funds for the 10-year period ended April 30, 2001.

ALLOCATION DECISIONS AND SECTOR SPECIFICS

During the six-month reporting period, the Fund had an average allocation of 63% to equities, 27% to bonds, and 10% to cash. Within the equity allocation, on average the Fund held 53% of its assets in U.S. stocks and 10% in international equities.

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries. These risks are likely to be greater for emerging markets than in developed markets. Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices, than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(2) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.
(3) The Salomon Smith Barney Broad Investment Grade (BIG) Bond Index is an unmanaged index that is considered representative of the U.S. bond market. Total returns reflect reinvestment of all income and capital gains. An investment cannot be made directly into an index.
(4) Morningstar, Inc. is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance, taking into account fees and other sales charges, and may change monthly. Its ratings of one (low) to five (high) stars are based on a fund's three-, five-, and 10-year (if applicable) average annual returns with fee adjustments in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. The Overall Morningstar Rating(TM) represents a weighted average of a fund's three-, five-, and 10-year (if applicable) risk-adjusted performance. The top 10% of the funds in a broad asset class receive five stars and the next 22.5% receive four stars.

Among the asset classes in which the Fund may invest, the best-performing was U.S. real estate investment trusts (REITs), which returned 10.97% for the reporting period. While the Fund benefited from REIT investments during the reporting period, its average allocation to this sector was just 0.83%, or less than one-sixth of the maximum allowable allocation. Domestic bonds came in second, returning 6.23% for the six months ended April 30, 2001, and the Fund's allocation to U.S. bonds had a positive impact on performance. The Fund's cash investments also earned a positive return for the reporting period.

The U.S. large-cap stock market, as represented by the S&P 500 Index, returned -12.07% for the reporting period. The decision not to emphasize domestic large-cap stocks helped reduce the negative impact of U.S. equities on the portfolio, as U.S. small-cap and mid-cap stocks tended to outperform during the reporting period. The Fund benefited from U.S. small-cap equities, which returned 0.79% for the reporting period. Although U.S. mid-cap stocks returned -1.89% over the six months ended April 30, 2001, the sector helped performance relative to those sectors with even lower returns.

Most of the foreign equity markets in which the Fund had exposure provided negative returns over the reporting period, with the worst results coming from Canada (-19.37%), France (-11.84%), and Germany (-11.49%),(5) all in local currency terms. The Fund benefited from an overweighted position in Australian equities, which returned 2.35% in local currency terms for the six months ended April 30, 2001. The Fund's allocation constraints also limited the impact of foreign investments on overall portfolio returns.

LOOKING AHEAD

We believe that central-bank easing around the globe is likely to have a positive impact on equity values over the long term. Declining interest rates have also been positive for bond prices and further reductions could make it easier for corporations to meet their revised earnings targets. Even so, we believe that markets are likely to remain highly volatile as investors seek out opportunities in constantly shifting markets.

Whatever the markets or the global economy may bring, the Fund will continue to seek to maximize total return, consistent with certain percentage constraints on amounts allocated to each asset class, from a combination of common stocks, fixed-income securities, and money-market instruments.

JEFFERSON C. BOYCE
ELIAS BELESSAKOS
Portfolio Managers
New York Life Investment Management LLC

--------------------------------------------------------------------------------
(5) Foreign market and U.S. stock sector returns reflect major unmanaged indices considered representative of the specific markets or sectors. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

                          $10,000 INVESTED IN ECLIPSE
                             ASSET MANAGER FUND VS
                   AVERAGE LIPPER FLEXIBLE PORTFOLIO FUND AND
                      SALOMON SMITH BARNEY BIG BOND INDEX
                              NO-LOAD CLASS SHARES
[No-Load Class Shares Line Graph]


                                               AVERAGE LIPPER FLEXIBLE      SALOMON SMITH BARNEY BIG
                                                   PORTFOLIO FUND                  BOND INDEX              ASSET MANAGER FUND
                                             ----------------------------   ------------------------       ------------------
1/2/91                                                 10000.00                     10000.00                    10000.00
91                                                     12625.00                     11599.00                    11790.00
92                                                     13688.00                     12477.00                    12626.00
93                                                     15169.00                     13716.00                    13736.00
94                                                     14871.00                     13326.00                    13618.00
95                                                     18653.00                     15794.00                    17269.00
96                                                     21194.00                     16365.00                    20061.00
97                                                     25145.00                     17940.00                    25415.00
98                                                     28859.00                     19504.00                    30830.00
99                                                     32420.00                     19341.00                    34476.00
00                                                     32518.00                     21582.00                    34903.00
01 as of 4/30/01                                       31482.00                     22144.00                    33932.00


                          $10,000 INVESTED IN ECLIPSE
                             ASSET MANAGER FUND VS
                   AVERAGE LIPPER FLEXIBLE PORTFOLIO FUND AND
                      SALOMON SMITH BARNEY BIG BOND INDEX
                              SERVICE CLASS SHARES
[Service Class Shares Line Graph]

                                               AVERAGE LIPPER FLEXIBLE
                                             PORTFOLIO FUND SOURCE LIPPER   SALOMON SMITH BARNEY BIG
                                                         INC.                      BOND INDEX              ASSET MANAGER FUND
                                             ----------------------------   ------------------------       ------------------
1/2/91                                                 10000.00                     10000.00                    10000.00
91                                                     12625.00                     11599.00                    11790.00
92                                                     13688.00                     12477.00                    12626.00
93                                                     15169.00                     13716.00                    13736.00
94                                                     14871.00                     13326.00                    13618.00
95                                                     18653.00                     15794.00                    17254.00
96                                                     21194.00                     16365.00                    19995.00
97                                                     25145.00                     17940.00                    25255.00
98                                                     28859.00                     19504.00                    30558.00
99                                                     32420.00                     19341.00                    34081.00
00                                                     32518.00                     21582.00                    34412.00
01 as of 4/30/01                                       31482.00                     22144.00                    33451.00

Source: Lipper Inc., 4/30/01
THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 1/2/91.

                                                  TOTAL RETURN(*)                AVERAGE ANNUAL TOTAL RETURN(*)
                 PERFORMANCE                    AS OF APRIL 30, 2001                  AS OF APRIL 30, 2001
-----------------------------------------------------------------------------------------------------------------
                                                 SIX-MONTH PERIOD              ONE YEAR   FIVE YEARS   TEN YEARS
-----------------------------------------------------------------------------------------------------------------
Asset Manager Fund No-Load Class                       -6.24%                   -3.84%      13.22%       12.30%
Asset Manager Fund Service Class(+)                    -6.32                     -4.04       12.96        12.14
Average Lipper flexible portfolio fund(++)             -5.25                     -3.88        9.72        10.48
Salomon Smith Barney BIG Bond Index(sec.)               6.24                     12.38        7.53         7.86

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
                                TOTAL RETURN(*)
[PERFORMANCE CHART]

                                                                                                 TEN                      SIX
                                                                                                MONTHS       YEAR        MONTHS
                                            YEAR END                                            ENDED        ENDED       ENDED
                                           DECEMBER 31                                        OCTOBER 31  OCTOBER 31    APRIL 31
1991         1992        1993        1994        1995        1996        1997        1998        1999        2000         2001
----         ----        ----        ----        ----        ----        ----        ----        ----        ----         ----
17.9%        7.09%       8.79%       -0.86%      26.81%      16.16%      26.69%      21.31%      5.58%       11.18%       -6.24%

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

(*) Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

(+) Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception (1/2/91) up to 12/31/94. Performance figures for these two classes after this date will vary based on differences in their expense structures.

(++) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

(sec.) The Salomon Smith Barney Broad Investment Grade (BIG) Bond Index is an unmanaged index that is considered to be representative of the U.S. bond market. Returns reflect the reinvestment of all income and capital gains. An investment cannot be made directly into an index.

                                                              ECLIPSE FUNDS INC.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Unaudited)


LONG-TERM BONDS (22.2%)+
CORPORATE BONDS (7.2%)
                                  PRINCIPAL
                                   AMOUNT         VALUE
                                 -------------------------
AUTO LEASES (0.3%)
Ford Motor Credit Co.
 7.00%, due 9/25/01............  $ 1,600,000   $  1,616,000
                                               ------------
AUTOMOBILES (0.2%)
Daimler-Benz North America
 Corp. Series A
 7.375%, due 9/15/06...........    1,000,000      1,023,750
                                               ------------
BANKS--REGIONAL (0.6%)
National Bank of Canada Series B
 8.125%, due 8/15/04 (d).......    2,850,000      2,993,771
                                               ------------
BANKS--SUPRANATIONAL (0.4%)
International Bank of
 Reconstruction & Development
 (zero coupon), due 2/15/15
 (d)...........................    2,197,000        834,860
 8.875%, due 3/1/26............    1,000,000      1,295,047
                                               ------------
                                                  2,129,907
                                               ------------
BEVERAGES--ALCOHOLIC (0.4%)
Bass North America Inc.
 6.625%, due 3/1/03............    2,250,000      2,264,063
                                               ------------
BROADCAST/MEDIA (0.2%)
Cox Communications, Inc.
 6.50%, due 11/15/02...........    1,000,000      1,012,500
                                               ------------
CHEMICALS (0.1%)
Aventis
 7.75%, due 1/15/02 (d)........      350,000        356,125
                                               ------------
COMMUNICATIONS--EQUIPMENT
 MANUFACTURERS (0.2%)
Nortel Networks Corp.
 6.875%, due 10/1/02 (d).......    1,000,000      1,020,000
                                               ------------
ELECTRIC POWER COMPANIES (0.7%)
Arkansas Power & Light Co.
 6.00%, due 10/1/03............    3,000,000      3,000,000
Tennessee Valley Authority
 6.875%, due 12/15/43..........    1,000,000        964,514
                                               ------------
                                                  3,964,514
                                               ------------
FINANCIAL--MISCELLANEOUS (0.2%)
Ambac Financial Group, Inc.
 9.375%, due 8/1/11............    1,000,000      1,173,750
                                               ------------

                                   PRINCIPAL
                                    AMOUNT        VALUE
                                 --------------------------
FOREIGN GOVERNMENTS (0.3%)
Government of Quebec
 6.125%, due 1/22/11...........  $ 1,800,000   $  1,761,750
                                               ------------
INSURANCE--MULTI-LINE (0.3%)
AXA Group
 8.60%, due 12/15/30...........    1,500,000      1,605,000
                                               ------------
INSURANCE--PROPERTY & CASUALTY (0.2%)
American Re Corp. Series B
 7.45%, due 12/15/26...........      920,000        918,850
                                               ------------
INVESTMENT BANK/BROKERAGE (0.2%)
Bear Stearns Cos., Inc. (The)
 6.625%, due 1/15/04...........      500,000        508,125
Paine Webber Group Inc.
 7.75%, due 9/1/02.............      400,000        415,500
                                               ------------
                                                    923,625
                                               ------------
MANUFACTURING--DIVERSIFIED (0.4%)
Honeywell International Inc.
 7.50%, due 3/1/10.............    1,000,000      1,074,432
Tyco International Group S.A.
 6.125%, due 1/15/09...........    1,000,000        962,648
                                               ------------
                                                  2,037,080
                                               ------------
OIL & WELL--EQUIPMENT & SERVICES (0.2%)
Petroleum Geo-Services ASA
 6.625%, due 3/30/08 (d).......    1,000,000        906,250
                                               ------------
OIL--INTEGRATED DOMESTIC (0.1%)
Occidental Petroleum Corp.
 10.125%, due 11/15/01.........      500,000        513,125
                                               ------------
OIL--INTEGRATED INTERNATIONAL (1.3%)
Imperial Oil Ltd.
 8.30%, due 8/20/01(d).........    5,000,000      5,056,250
Societe Nationale Elf Aquitaine
 8.00%, due 10/15/01 (d).......    2,000,000      2,030,000
                                               ------------
                                                  7,086,250
                                               ------------
PAPER & FOREST PRODUCTS (0.1%)
Georgia-Pacific Group
 9.125%, due 7/1/22............      500,000        475,625
                                               ------------
TELECOMMUNICATIONS--LONG DISTANCE (0.2%)
Citizens Communications Co.
 7.45%, due 1/15/04............    1,000,000        992,500
                                               ------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2001 (Unaudited)

CORPORATE BONDS (CONTINUED)
                                   PRINCIPAL
                                    AMOUNT        VALUE
                                 --------------------------
TELEPHONE (0.6%)
GTE South Inc. Series C
 6.00%, due 2/15/08............  $ 1,300,000   $  1,252,932
New York Telephone Co.
 6.125%, due 1/15/10...........    1,000,000        957,712
Southwestern Bell
 Telephone Co.
 7.20%, due 10/15/26...........    1,100,000      1,030,534
                                               ------------
                                                  3,241,178
                                               ------------
Total Corporate Bonds
 (Cost $38,514,645)............                  38,015,613
                                               ------------
MORTGAGE-BACKED SECURITY (0.2%)
COMMERCIAL MORTGAGE LOANS
(COLLATERALIZED MORTGAGE OBLIGATIONS) (0.2%)
COMM
 Series 2001-J1A Class A2
 6.457%, due 2/15/34...........    1,000,000        990,938
                                               ------------
Total Mortgage-Backed Security
 (Cost $999,996)...............                     990,938
                                               ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (14.8%)

FEDERAL HOME LOAN MORTGAGE CORPORATION
(MORTGAGE PASS-THROUGH SECURITIES) (0.1%)
 7.75%, due 10/1/07............      249,221        258,255
                                               ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION GOLD
 (MORTGAGE PASS-THROUGH SECURITIES) (2.6%)
 6.00%, due 1/1/26-1/1/28......      853,115        824,587
 6.50%, due 2/1/27-10/1/29.....    9,181,334      9,095,213
 7.00%, due 3/1/26-7/1/30......    3,180,564      3,211,052
 7.50%, due 7/1/11-9/1/11......      311,576        321,313
 8.00%, due 10/1/11-11/1/11....      323,875        335,412
                                               ------------
                                                 13,787,577
                                               ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (3.0%)
 6.50%, due 11/1/03-7/1/29.....    7,912,471      7,839,740
 7.00%, due 10/1/03-7/1/30.....    6,711,402      6,772,782
 7.50%, due 7/1/11-10/1/11.....      227,857        234,833
 8.00%, due 7/1/09-11/1/11.....      488,543        505,642
 8.50%, due 6/1/26-10/1/26.....       98,395        103,007
 9.00%, due 6/1/26-9/1/26......      241,248        251,953
                                               ------------
                                                 15,707,957
                                               ------------

                                   PRINCIPAL
                                     AMOUNT        VALUE
                                 --------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION I
 (MORTGAGE PASS-THROUGH SECURITIES) (1.6%)
 6.50%, due 2/15/29-8/15/29....  $ 2,978,966   $  2,955,670
 7.00%, due 7/15/11-12/15/28...    4,092,304      4,149,742
 7.50%, due 3/15/26-6/15/26....      492,775        504,784
 8.00%, due 8/15/26-10/15/26...      369,063        381,287
 8.50%, due 11/15/26...........      146,355        152,620
 9.00%, due 4/15/25-11/15/26...       87,821         91,827
                                               ------------
                                                  8,235,930
                                               ------------
RESOLUTION FUNDING CORPORATION (0.3%)
 (zero coupon), due 10/15/10...    2,600,000      1,527,110
                                               ------------
UNITED STATES TREASURY BONDS (1.6%)
 5.25%, due 2/15/29............    2,650,000      2,411,924
 6.125%, due 11/15/27..........    1,500,000      1,540,305
 6.25%, due 8/15/23............    1,000,000      1,039,480
 8.125%, due 5/15/21...........    1,000,000      1,256,900
 10.625%, due 8/15/15..........    1,000,000      1,470,930
 11.875%, due 11/15/03.........      700,000        820,771
                                               ------------
                                                  8,540,310
                                               ------------
UNITED STATES TREASURY NOTES (5.6%)
 4.75%, due 11/15/08...........   10,000,000      9,673,400
 5.625%, due 12/31/02..........    8,500,000      8,684,535
 5.75%, due 8/15/03............    2,300,000      2,366,401
 6.00%, due 8/15/04............    4,400,000      4,570,500
 7.00%, due 7/15/06............    2,100,000      2,289,525
 7.50%, due 11/15/01-5/15/02...    2,000,000      2,052,120
                                               ------------
                                                 29,636,481
                                               ------------
Total U.S. Government & Federal
 Agencies
 (Cost $75,775,305)............                  77,693,620(f)
                                               ------------
Total Long-Term Bonds
 (Cost $115,289,946)...........                 116,700,171
                                               ------------
COMMON STOCKS (52.9%)
                                   SHARES
                                 -----------
ADVERTISING & MARKETING SERVICES (0.1%)
Acxiom Corp. (a)...............        4,685         71,072
Advo, Inc. (a).................          794         25,797
Catalina Marketing Corp. (a)...        1,823         63,732
4Kids Entertainment, Inc.
 (a)...........................          473          7,994
Harte-Hanks, Inc...............        2,203         50,691
Information Resources, Inc.
 (a)...........................        1,134          7,076
True North Communications
 Inc...........................        1,647         62,915
                                               ------------
                                                    289,277
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

COMMON STOCKS (CONTINUED)
                                     SHARES        VALUE
                                 --------------------------
AEROSPACE/DEFENSE (0.6%)
AAR Corp. .....................        1,054   $     11,836
Alliant Techsystems, Inc.
 (a)...........................          549         51,716
Be Aerospace, Inc. (a).........          999         21,478
Boeing Co. (The)...............       17,564      1,085,455
General Dynamics Corp. ........        4,140        319,111
Goodrich B.F. Co. (The)........        2,289         90,187
Litton Industries, Inc. (a)....        1,501        119,570
Lockheed Martin Corp. .........        9,048        318,128
Northrop Grumman Corp. ........        1,822        164,435
Orbital Sciences Corp. (a).....        1,470          6,321
Precision Castparts Corp. .....        1,680         62,765
Rockwell International
 Corp. ........................        3,962        178,409
Sequa Corp. (a)................          340         15,844
Teledyne Technologies Inc.
 (a)...........................        1,235         16,240
United Technologies Corp. .....        9,869        770,572
                                               ------------
                                                  3,232,067
                                               ------------
AGRICULTURAL PRODUCTS (0.0%) (b)
Corn Products International,
 Inc. .........................        1,377         33,736
Delta and Pine Land Co. .......        1,503         35,922
DIMON Inc. ....................        1,745         15,652
Universal Corp. ...............          891         34,482
                                               ------------
                                                    119,792
                                               ------------
AIR FREIGHT (0.0%) (b)
Airborne Inc. .................        1,576         14,436
Atlas Air, Inc. (a)............        1,254         31,851
CNF Transportation Inc. .......        1,595         48,903
EGL, Inc. (a)..................        1,533         36,347
Expeditors International of
 Washington, Inc. .............        1,687         84,401
Fritz Cos., Inc. (a)...........        1,439         16,261
                                               ------------
                                                    232,199
                                               ------------
AIRLINES (0.1%)
Alaska Air Group, Inc. (a).....          868         24,434
AMR Corp. (a)..................        3,248        123,781
Atlantic Coast Airlines
 Holdings, Inc. (a)............        1,660         40,172
Delta Air Lines, Inc. .........        2,628        115,711
Frontier Airlines, Inc. (a)....        1,097         16,488
Mesa Air Group, Inc. (a).......        1,264         13,904
Midwest Express Holdings,
 Inc. (a)......................          543          8,411
Skywest, Inc. .................        2,196         58,194
Southwest Airlines Co. ........       15,820        288,082
US Airways Group, Inc. (a).....        1,366         38,112
                                               ------------
                                                    727,289
                                               ------------
ALUMINUM (0.2%)
Alcan Inc. ....................        6,739        299,886
Alcoa Inc. ....................       18,177        752,528
Commonwealth Industries,
 Inc. .........................          647          3,170
IMCO Recycling Inc. ...........          600          3,450
                                               ------------
                                                  1,059,034
                                               ------------

                                           SHARES VALUE
                                 --------------------------
AUTO PARTS & EQUIPMENT (0.1%)
Applied Industrial
 Technologies, Inc. ...........          775   $     14,655
ArvinMeritor, Inc. (a).........        2,151         33,104
Bandag, Inc....................          678         20,320
Borg-Warner Automotive, Inc....          860         38,296
Cooper Tire & Rubber Co........        1,564         18,830
Delphi Automotive Systems
 Corp..........................       11,957        178,159
Gentex Corp. (a)...............        2,434         65,718
Genuine Parts Co...............        3,758        101,466
Goodyear Tire & Rubber Co.
 (The).........................        3,281         81,139
Intermet Corp..................          994          5,020
Lear Corp. (a).................        2,089         75,204
Midas, Inc.....................          593          8,836
Modine Manufacturing Co........          964         26,876
Standard Motor Products, Inc...          487          5,036
Superior Industries
 International, Inc............          848         34,132
TBC Corp. (a)..................          831          5,692
Tenneco Automotive Inc. (a)....        1,396          4,188
Tower Automotive, Inc. (a).....        1,760         18,656
Visteon Corp. .................        2,790         46,119
                                               ------------
                                                    781,446
                                               ------------
AUTOMOBILES (0.3%)
Ford Motor Co. ................       39,011      1,150,044
General Motors Corp. ..........       11,564        633,823
                                               ------------
                                                  1,783,867
                                               ------------
BANKS--MONEY CENTER (0.9%)
Bank of America Corp. .........       34,190      1,914,640
First Union Corp. .............       20,583        616,872
J.P. Morgan Chase & Co. .......       40,049      1,921,551
                                               ------------
                                                  4,453,063
                                               ------------
BANKS--REGIONAL (2.4%)
AmSouth Bancorp................        8,017        137,491
Associated Bancorp.............        2,191         76,532
Bank of New York Co., Inc.
 (The).........................       15,619        784,074
Bank One Corp. ................       24,338        919,246
Banknorth Group, Inc. .........        4,751         94,022
BB&T Corp. ....................        8,334        295,190
Centura Banks, Inc. ...........        1,544         73,417
Chittenden Corp. ..............        1,031         30,930
City National Corp. ...........        1,567         60,564
Comerica, Inc. ................        3,681        189,314
Commerce Bancorp, Inc. ........        1,231         84,939
Commercial Federal Corp. ......        2,121         46,450
Community First Bankshares,
 Inc. .........................        1,648         34,624
Compass Bancshares, Inc. ......        3,967         91,796
Cullen/Frost Bankers, Inc. ....        2,027         64,864
East West Bancorp, Inc. .......          893         18,539
FifthThird Bancorp.............       11,820        635,443
First Bancorp..................        1,034         26,574

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

\ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2001 (Unaudited)

COMMON STOCKS (CONTINUED)
                                       SHARES      VALUE
                                 --------------------------
BANKS--REGIONAL (CONTINUED)
First Midwest Bancorp, Inc. ...        1,602   $     45,321
First Tennessee National
 Corp. ........................        4,226        138,063
First Virginia Banks, Inc. ....        1,513         66,360
Firstmerit Corp. ..............        2,879         71,054
FleetBoston Financial Corp. ...       22,799        874,798
GBC Bancorp....................          452         11,232
Greater Bay Bancorp............        1,385         37,824
Hibernia Corp. Class A.........        5,202         84,897
Hudson United Bancorp..........        2,084         49,516
Huntington Bancshares, Inc. ...        5,232         78,846
KeyCorp........................        8,909        206,511
M&T Bank Corp. ................        3,172        226,957
Marshall & Ilsley Corp. .......        3,375        170,302
Mellon Financial, Corp. .......       10,337        423,093
Mercantile Bankshares Corp. ...        2,294         86,140
National City Corp. ...........       12,817        348,751
National Commerce Bancorp......        6,739        167,868
North Fork Bancorp.............        5,371        142,600
Northern Trust Corp. ..........        4,625        300,764
Pacific Century Financial
 Corp. ........................        2,617         58,621
PNC Financial Services Group,
 Inc. (The)....................        6,081        395,691
Provident Bankshares Corp. ....        1,088         24,345
Provident Financial Group
 Inc. .........................        1,601         47,742
Regions Financial Corp. .......        5,066        154,260
Riggs National Corp. ..........        1,111         17,609
Roslyn Bancorp, Inc. ..........        2,019         51,505
Silicon Valley Bancshares
 (a)...........................        1,604         40,196
South Financial Group, Inc. ...        1,692         28,087
SouthTrust Corp. ..............        3,518        167,281
Southwest Bancorp of Texas,
 Inc. (a)......................        1,122         37,587
State Street Corp. ............        3,401        352,956
Sterling Bancshares, Inc. .....        1,026         18,499
SunTrust Banks, Inc. ..........        6,266        397,891
Susquehanna Bancshares, Inc. ..        1,535         27,768
Synovus Financial Corp. .......        5,845        168,219
TCF Financial Corp. ...........        2,637        100,285
Trustco Bank Corp. NY..........        2,404         29,449
UCBH Holdings, Inc. ...........        1,096         30,271
Union Planters Corp. ..........        2,884        109,621
United Bankshares, Inc. .......        1,635         37,605
U.S. Bancorp ..................       40,594        859,781
Wachovia Corp. ................        4,451        270,621
Wells Fargo Co. ...............       35,904      1,686,411
Westamerica Bancorp............        1,197         43,810
Whitney Holding Corp. .........          889         35,471
Wilmington Trust Corp. ........        1,062         61,384
Zions Bancorp..................        2,854        152,090
                                               ------------
                                                 12,599,962
                                               ------------
BANKS--SAVINGS & LOANS (0.2%)
Anchor Bancorp Wisconsin,
 Inc. .........................          897         13,868
Charter One Financial, Inc. ...        4,574        134,018

                                       SHARES      VALUE
                                 --------------------------
BANKS--SAVINGS & LOANS (CONTINUED)
Downey Financial Corp. ........        1,104   $     47,516
FirstFed Financial Corp. (a)...          675         20,250
Golden West Financial Corp. ...        3,325        195,177
MAF Bancorp, Inc. .............          904         24,363
New York Community Bancorp,
 Inc. .........................        1,743         58,826
Staten Island Bancorp, Inc. ...        1,381         37,964
Washington Federal Inc. .......        2,252         57,449
Washington Mutual, Inc. .......       12,186        608,447
                                               ------------
                                                  1,197,878
                                               ------------
BEVERAGES--ALCOHOLIC (0.2%)
Anheuser-Busch Cos., Inc. .....       18,979        758,970
Brown-Forman Corp. Class B.....        1,414         85,971
Constellation Brands Inc. Class
 A (a).........................          797         52,005
Coors (Adolph) Co. Class B.....          775         40,300
                                               ------------
                                                    937,246
                                               ------------
BEVERAGES--SOFT DRINK (0.8%)
Coca-Cola Bottling Co. ........          342         13,581
Coca-Cola Co. (The)............       52,158      2,409,178
Coca-Cola Enterprises Inc. ....        8,841        160,287
PepsiCo, Inc. .................       30,353      1,329,765
                                               ------------
                                                  3,912,811
                                               ------------
BIOTECHNOLOGY (0.3%)
Advanced Tissue Sciences,
 Inc. (a)......................        2,512         10,023
Alliance Pharmaceutical
 Corp. (a).....................        1,938          9,302
Arqule, Inc. (a)...............          654         10,131
Bio-Technology General
 Corp. (a).....................        2,147         17,090
Cephalon Inc. (a)..............        1,621        103,258
COR Therapeutics, Inc. (a).....        1,786         55,366
Enzo Biochem, Inc. (a).........        1,056         23,443
Genzyme Corp. (a)..............        3,113        339,224
Gilead Sciences, Inc. (a)......        3,087        151,201
IDEC Pharmaceuticals Corp.
 (a)...........................        4,390        215,988
IDEXX Laboratories, Inc. (a)...        1,300         35,243
Incyte Genomics, Inc. .........        2,105         33,943
Millennium Pharmaceuticals
 (a)...........................        6,486        241,279
Organogenesis Inc. (a).........        1,350         12,353
Protein Design Labs, Inc.
 (a)...........................        1,421         91,299
Regeneron Pharmaceuticals,
 Inc. (a)......................        1,439         44,623
Techne Corp. (a)...............        1,623         52,098
Vertex Pharmaceuticals Inc.
 (a)...........................        1,937         74,691
                                               ------------
                                                  1,520,555
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

                 COMMON STOCKS (CONTINUED)
                                     SHARES        VALUE
                                 --------------------------
BROADCAST/MEDIA (0.4%)
Chris-Craft Industries, Inc.
 (a)...........................        1,148   $     81,508
Clear Channel Communications,
 Inc. (a)......................       12,331        688,070
Comcast Corp. Special
 Class A (a)...................       19,804        869,594
Emmis Communications Corp.
 Class A (a)...................        1,542         39,352
Entercom Communications Corp.
 (a)...........................        1,484         67,700
Hispanic Broadcasting Corp.
 Class A (a)...................        3,573         85,645
Univision Communications Class
 A (a).........................        4,400        192,324
Westwood One, Inc. (a).........        3,182         83,527
                                               ------------
                                                  2,107,720
                                               ------------
BUILDING MATERIALS (0.1%)
Apogee Enterprises, Inc. ......        1,089          9,246
Elcor Corp. ...................          752         11,844
Granite Construction Inc. .....        1,342         34,475
Lennox International, Inc. ....        2,173         23,186
Martin Marietta Materials,
 Inc. .........................        1,534         70,518
Masco Corp. ...................        9,395        216,085
Quanta Services, Inc. (a)......        1,874         48,143
Sherwin-Williams Co. (The).....        3,455         72,486
Simpson Manufacturing Co., Inc.
 (a)...........................          470         22,818
Universal Forest Products,
 Inc. .........................          782         12,825
USG Corp. (a)..................        1,424         15,479
Vulcan Materials Co. ..........        2,163         99,995
                                               ------------
                                                    637,100
                                               ------------
CHEMICALS (0.6%)
Air Products & Chemicals,
 Inc. .........................        4,881        209,834
Airgas, Inc. (a)...............        2,223         19,896
Albemarle Corp. ...............        1,503         35,110
Cabot Corp. (a)................        2,177         70,774
Chemfirst Inc. ................          580         14,906
Crompton Corp. ................        3,697         37,451
Cytec Industries, Inc. (a).....        1,319         43,145
Dow Chemical Co. (The).........       18,750        627,188
Du Pont (E.I.) De Nemours &
 Co. ..........................       21,915        990,339
Eastman Chemical Co. ..........        1,634         86,994
Ferro Corp. ...................        1,123         23,437
Georgia Gulf Corp. ............        1,232         22,632
H.B. Fuller Co. ...............          463         19,140
Hercules, Inc. (a).............        2,144         25,621
IMC Global, Inc. ..............        3,766         45,192
Lubrizol Corp. ................        1,708         50,027
Lyondell Chemical Co. .........        3,857         60,593
Minerals Technologies Inc. ....          665         25,503
Mississippi Chemical Corp. ....        1,023          3,560
Olin Corp. ....................        1,443         27,345
Praxair, Inc. .................        3,406        161,206
Rohm & Haas Co. ...............        4,650        159,820
RPM, Inc. .....................        3,353         31,988

                                      SHARES       VALUE
                                 --------------------------
CHEMICALS (CONTINUED)
Schulman (A.), Inc. ...........          957   $     11,168
Solutia, Inc. .................        3,393         43,091
Valspar Corp. (The)............        1,397         43,167
                                               ------------
                                                  2,889,127
                                               ------------
CHEMICALS--DIVERSIFIED (0.1%)
Avery Dennison Corp. ..........        2,384        133,671
Englehard Corp. ...............        2,688         69,108
FMC Corp. (a)..................          677         48,534
Jabil Circuit Inc. (a).........        4,000        116,160
Penford Corp. .................          292          3,446
PPG Industries, Inc. ..........        3,548        188,576
                                               ------------
                                                    559,495
                                               ------------
CHEMICALS--SPECIALTY (0.1%)
Arch Chemicals, Inc. ..........          866         16,887
Cambrex Corp. .................          986         45,869
Great Lakes Chemical Corp. ....        1,113         34,982
MacDermid, Inc. ...............        1,220         21,082
Material Sciences Corp. (a)....          559          3,801
OM Group, Inc. ................          932         51,027
Omnova Solutions Inc. (a)......        1,550         10,044
PolyOne Corp. .................        3,684         31,130
Quaker Chemical Corp. .........          346          6,141
Sigma-Aldrich Corp. ...........        1,585         72,973
                                               ------------
                                                    293,936
                                               ------------
COMMERCIAL & CONSUMER SERVICES (0.4%)
Aaron Rents, Inc. .............          777         13,364
Angelica Corp. ................          336          4,455
Apollo Group Inc. Class A
 (a)...........................        4,135        128,598
Arbitron Inc. (a)..............        1,207         25,202
Banta Corp. ...................          806         21,037
Bisys Group, Inc. (The) (a)....        1,879         90,568
Central Parking Corp. .........        1,422         25,326
Ceridian Corp. (a).............        4,936         88,848
Cerner Corp. (a)...............        1,353         60,926
CheckFree Corp. (a)............        2,501         99,640
Chemed Corp. ..................          392         13,446
Choicepoint Inc. (a)...........        1,998         74,126
Copart, Inc. (a)...............        2,137         48,959
Covanta Energy Corp. (a).......        1,629         30,136
CPI Corp. .....................          297          5,584
CSG Systems International,
 Inc. (a)......................        1,723        100,296
DeVry, Inc. (a)................        2,287         72,292
DST Systems, Inc. (a)..........        4,097        201,245
Dun & Bradstreet (The New)
 (a)...........................        2,630         73,035
Dycom Industries, Inc. (a).....        1,381         22,690
F.Y.I. Inc. ...................          629         21,858
G & K Services, Inc. Class A...          804         15,397
Galileo International, Inc. ...        2,912         71,111
Insurance Auto Auctions,
 Inc. (a)......................          459          6,610
ITT Educational Services
 Inc. .........................          917         32,645
Jacobs Engineering Group
 Inc. (a)......................          868         57,219

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2001 (Unaudited)

COMMON STOCKS (CONTINUED)
                                      SHARES        VALUE
                                 --------------------------
COMMERCIAL & CONSUMER SERVICES (CONTINUED)
Kelly Services, Inc. Class A...        1,172   $     27,671
Korn/Ferry International (a)...        1,229         22,122
Kroll-O'Gara Co. (The) (a).....          873          6,024
Manpower, Inc..................        2,485         80,390
Memberworks, Inc. (a)..........          603         14,858
Modis Professional Services,
 Inc. (a)......................        3,167         16,468
NOVA Corp. (a).................        2,143         48,560
Pegasus Systems, Inc. (a)......          965          9,553
Pittston Brink's Group.........        1,699         36,189
Powerwave Technologies,
 Inc. (a)......................        2,074         37,684
Pre-Paid Legal Services, Inc.
 (a)...........................          885         19,470
Price Communications Corp.
 (a)...........................        1,822         32,832
Profit Recovery Group
 International Inc. (The)
 (a)...........................        1,878         12,019
Regis Corp. ...................        1,600         29,600
Rollins, Inc. .................          985         18,380
StarTek, Inc. (a)..............          549          9,091
Sylvan Learning Systems Inc.
 (a)...........................        1,223         24,729
United Rentals, Inc. (a).......        2,307         46,186
Valassis Communications,
 Inc. (a)......................        1,757         62,110
Viad Corp. ....................        3,026         75,226
                                               ------------
                                                  2,033,775
                                               ------------
COMMUNICATIONS--EQUIPMENT
 MANUFACTURERS (1.5%)
ADC Telecommunications,
 Inc. (a)......................       16,372        122,954
Adtran, Inc. (a)...............        1,294         35,391
Advanced Fibre Communications,
 Inc. (a)......................        2,646         41,516
Allen Telecom Inc. (a).........        1,095         14,377
Andrew Corp. (a)...............        1,751         30,678
Anixter International Inc.
 (a)...........................        1,470         38,734
Antec Corp. (a)................        1,250         10,300
Aspect Communication
 Corp. (a).....................        2,006         10,552
Audiovox Corp. Class A (a).....          883          7,373
Avaya Inc. (a).................        5,887         87,069
Bel Fuse Inc. Class B..........          415         10,479
Brightpoint, Inc. (a)..........        2,179          8,607
Brooktrout Inc. (a)............          483          3,400
Cable Design Technologies Corp.
 (a)...........................        1,713         25,455
Cabletron Systems, Inc. (a)....        3,861         60,540
Cisco Systems, Inc. (a)........      153,142      2,600,351
CommScope, Inc. (a)............        1,681         31,737
Comverse Technology, Inc. (a)..        3,425        234,612
Corning, Inc...................       19,311        424,263
Davox Corp. (a)................          501          5,195
DMC Stratex Networks, Inc.
 (a)...........................        2,887         22,143
Harmonic, Inc. (a).............        2,262         10,066
Harris Corp. ..................        2,160         62,100
Inter-Tel, Inc. ...............        1,035         10,236
International FiberCom, Inc.
 (a)...........................        1,302          5,026

                                      SHARES       VALUE
                                 --------------------------
COMMUNICATIONS--EQUIPMENT
 MANUFACTURERS (CONTINUED)
JDS Uniphase Corp. (a).........       27,149   $    580,446
L-3 Communication Holdings,
 Inc. (a)......................        1,100         84,975
Lucent Technologies Inc. ......       71,653        717,247
MasTec, Inc. (a)...............        1,562         22,899
Network Appliance, Inc. (a)....        6,689        152,176
Nortel Networks Corp. .........       66,925      1,023,952
Plantronics, Inc. (a)..........        1,613         31,550
Polycom, Inc. (a)..............        1,892         43,951
Proxim, Inc. (a)...............        1,054         14,661
QUALCOMM, Inc. (a).............       15,896        911,795
Sawtek, Inc. (a)...............        1,398         34,391
Scientific-Atlanta, Inc. ......        3,282        189,470
Symmetricom, Inc. (a)..........          919         13,353
Tellabs, Inc. (a)..............        8,607        302,192
ViaSat, Inc. (a)...............          860         15,076
                                               ------------
                                                  8,051,288
                                               ------------
COMPUTER SOFTWARE & SERVICES (3.4%)
Adobe Systems Inc. ............        5,012        225,139
Affiliated Computer Services
 Class A (a)...................        1,639        118,008
American Management Systems,
 Inc. (a)......................        1,625         34,206
Aspen Technology, Inc. (a).....        1,163         24,493
Autodesk, Inc. ................        1,214         42,320
Automatic Data Processing,
 Inc...........................       13,224        717,402
Avant! Corp. (a)...............        1,504         29,313
Avid Technology, Inc. (a)......          994         17,246
Aware, Inc. (a)................          884          7,090
Barra, Inc. (a)................          825         37,983
BMC Software, Inc. (a).........        5,087        123,055
BroadVision, Inc. (a)..........        5,600         35,784
Candence Design Systems,
 Inc. .........................        8,064        166,925
Captaris Inc. (a)..............        1,202          2,536
Carreker Corp. (a).............          830         20,302
Citrix Systems, Inc. (a).......        3,820        108,488
Computer Associates
 International, Inc. ..........       12,182        392,139
Computer Sciences Corp. (a)....        3,590        127,912
Compuware Corp. (a)............        7,747         79,639
Concord Communications,
 Inc. (a)......................          645          4,502
Concord EFS, Inc. (a)..........        4,500        209,475
Dendrite International, Inc.
 (a)...........................        1,564         18,815
Electronic Arts Inc. (a).......        4,364        247,090
Electronic Data Systems
 Corp..........................        9,837        634,487
eLoyalty Corp. (a).............        1,951          6,165
Epresence Inc. (a).............          926          3,695
Equifax Inc. ..................        3,027        100,103
Fair, Isaac & Co., Inc. .......          562         39,014
Filenet Corp. (a)..............        1,353         18,942
First Data Corp. ..............        8,327        561,573
Fiserv, Inc. (a)...............        2,600        143,884
Gartner Inc. Class B (a).......        2,835         22,056
HNC Software Inc, (a)..........        1,260         34,310

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

COMMON STOCKS (CONTINUED)
                                      SHARES        VALUE
                                 --------------------------
COMPUTER SOFTWARE & SERVICES (CONTINUED)
Hyperion Solutions Corp. (a)...        1,295   $     21,769
Informix Corp. (a).............        7,276         36,380
Intuit Inc. (a)................        4,300        137,772
Investment Technology Group,
 Inc. (a)......................        1,034         50,407
Jack Henry & Associates,
 Inc. .........................        2,893         81,554
Keane, Inc. (a)................        2,262         40,150
Kronos Inc. (a)................          490         16,675
Legato Systems, Inc. (a).......        2,865         37,904
Macromedia, Inc. (a)...........        1,930         43,734
Macrovision Corp. (a)..........        1,628         93,089
MapInfo Corp. (a)..............          566         17,818
Mercury Interactive Corp.
 (a)...........................        1,708        112,984
Microsoft Corp. (a)............      112,188      7,600,737
MRO Software, Inc. (a).........          864         13,098
Network Associates, Inc........        4,516         49,811
Novell, Inc. (a)...............        7,022         33,565
Oracle Corp. (a)...............      117,600      1,900,416
Parametric Technology Corp.
 (a)...........................        5,837         66,542
Paychex, Inc. .................        7,819        270,225
PC-Tel, Inc. (a)...............          727          6,921
PeopleSoft, Inc. (a)...........        5,924        219,425
Phoenix Technologies Ltd.
 (a)...........................          984         10,676
Progress Software Corp. (a)....        1,383         19,569
QRS Corp. (a)..................          573          5,071
Radiant Systems, Inc. (a)......        1,084         18,211
RadiSys Corp. (a)..............          678         14,306
Rational Software Corp. (a)....        6,668        161,432
Remedy Corp. (a)...............        1,204         21,106
Retek Inc. (a).................        1,570         45,357
RSA Security, Inc. (a).........        2,310         73,920
Sabre Holdings Corp. (a).......        2,783        138,760
Sapient Corp. (a)..............        2,480         33,356
SCM Microsystems, Inc. (a).....          593          6,345
Siebel Systems, Inc. (a).......        9,047        412,362
SPSS Inc. (a)..................          533          6,924
Structural Dynamics Research
 Corp. (a).....................        1,165         19,222
Sun Guard(R) Data Systems
 Inc. (a)......................        4,361        241,032
Sybase, Inc. (a)...............        2,877         45,313
Sykes Enterprises, Inc. (a)....        1,327          7,524
Symantec Corp. (a).............        1,975        128,000
Synopsys, Inc. (a).............        1,993        114,458
Systems & Computer Technology
 Corp. (a).....................        1,277         11,199
THQ, Inc. (a)..................          790         30,091
Titan Corp. (The) (a)..........        1,767         29,509
Transaction Systems Architects,
 Inc. Class A (a)..............        1,192         10,060
VERITAS Software Corp. (a).....        8,584        511,692
Verity, Inc. (a)...............        1,322         29,771
Visual Networks, Inc. (a)......        1,216          4,378

                                      SHARES       VALUE
                                 --------------------------
COMPUTER SOFTWARE & SERVICES (CONTINUED)
Wind River Systems, Inc. (a)...        2,438   $     68,557
Yahoo!, Inc. (a)...............       11,610        234,290
ZixIt Corp. (a)................          649          8,100
                                               ------------
                                                 17,665,658
                                               ------------
COMPUTER SYSTEMS (2.1%)
Analysts International
 Corp. ........................          885          4,646
Apple Computer, Inc. (a).......        6,935        176,773
Bell Microproducts, Inc. (a)...          611          5,499
CACI International Inc.
 Class A (a)...................          442         14,789
CIBER, Inc. (a)................        2,332         14,342
Compaq Computer Corp. .........       35,498        621,215
Computer Task Group, Inc. .....          817          4,126
Dell Computer Corp. (a)........       54,385      1,429,782
EMC Corp. (a)..................       45,984      1,820,966
Gateway, Inc. (a)..............        6,777        128,763
Gerber Scientific, Inc. .......          862          5,991
Hewlett-Packard Co. ...........       40,718      1,157,613
International Business Machines
 Corp. ........................       36,900      4,248,666
Intervoice-Brite, Inc. (a).....        1,289         13,393
Lexmark International, Inc.
 (a)...........................        2,737        168,134
NCR Corp. (a)..................        2,034         95,618
Palm, Inc. (a).................       11,909         95,391
Sun Microsystems, Inc. (a).....       68,650      1,175,288
Unisys Corp. (a)...............        6,572         79,127
                                               ------------
                                                 11,260,122
                                               ------------
COMPUTERS--HARDWARE (0.1%)
Auspex Systems, Inc. (a).......        1,758          7,085
Avocent Corp. (a)..............        1,432         35,642
Cabot Microelectronics
 Corp. (a).....................          782         50,064
Credence Systems Corp. (a).....        1,764         41,895
InFocus Corp. (a)..............        1,262         24,622
Mentor Graphics Corp. (a)......        2,119         55,751
National Instruments Corp.
 (a)...........................        1,663         58,205
Quantum Corp. DLT & Storage
 Systems (a)...................        4,960         56,544
SanDisk Corp. (a)..............        2,208         59,307
Storage Technology Corp. (a)...        3,412         43,639
3Com Corp. (a).................       14,348         93,549
                                               ------------
                                                    526,303
                                               ------------
COMPUTERS--NETWORKING (0.0%) (b)
Digi International Inc. (a)....          595          3,588
Network Equipment Technologies,
 Inc. (a)......................          855          3,583
Standard Microsystems
 Corp. (a).....................          626          8,764
Stratos Lightwave, Inc. (a)....        2,114         16,893
                                               ------------
                                                     32,828
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2001 (Unaudited)

COMMON STOCKS (CONTINUED)
                                       SHARES      VALUE
                                 --------------------------
COMPUTERS--PERIPHERAL (0.0%) (b)
Hutchinson Technology Inc.
 (a)...........................          974   $     15,087
Innovex, Inc. (a)..............          587          2,395
MICROS Systems, Inc. (a).......          679         14,544
NYFIX, Inc. (a)................          979         24,074
Rainbow Technologies, Inc.
 (a)...........................        1,001          5,415
Read-Rite Corp. (a)............        4,627         25,634
                                               ------------
                                                     87,149
                                               ------------
CONGLOMERATES (0.0%) (b)
Textron, Inc. .................        3,074        162,983
                                               ------------
CONSTRUCTION & HOUSING (0.0%) (b)
Florida Rock Industries,
 Inc. .........................          727         28,353
Texas Industries Inc. .........          812         24,928
                                               ------------
                                                     53,281
                                               ------------
CONSUMER FINANCE (0.0%) (b)
Cash America International,
 Inc...........................          995          7,960
                                               ------------
CONSUMER PRODUCTS (0.1%)
Action Performance Cos.,
 Inc. (a)......................          641         10,339
Blyth, Inc. ...................        1,544         35,358
Carter-Wallace, Inc. ..........        1,485         33,710
Church & Dwight Co., Inc. .....        1,266         30,371
Cross (A.T.) Co. Class A (a)...          667          4,869
Cyrk, Inc. (a).................          629          1,623
Department 56, Inc. (a)........          525          4,594
Dial Corp. (The)...............        3,114         40,638
Energizer Holdings, Inc. (a)...        3,009         71,674
Enesco Group Inc. .............          528          3,115
Fossil, Inc. (a)...............        1,199         22,493
Franklin Covey Co. ............          808          5,333
Lancaster Colony Corp..........        1,237         37,320
Mayor's Jewelers, Inc. (a).....          747          2,876
Perrigo Co. (a)................        2,410         28,775
Russ Berrie & Co., Inc. .......          778         18,478
                                               ------------
                                                    351,566
                                               ------------
CONTAINERS--METAL & GLASS (0.0%) (b)
Ball Corp......................          625         28,750
                                               ------------
CONTAINERS--PAPER (0.0%) (b)
Bemis Co., Inc. ...............        1,170         44,004
Pactiv Corp. (a)...............        3,583         50,090
Temple-Inland, Inc. ...........        1,146         58,446
                                               ------------
                                                    152,540
                                               ------------
COSMETICS/PERSONAL CARE (0.2%)
Alberto-Culver Co. Class B.....        1,181         48,114
Avon Products, Inc. ...........        4,999        211,558
Gillette Co. (The).............       22,160        628,457
International Flavors &
 Fragrances Inc. ..............        2,169         53,618

                                       SHARES     VALUE
                                 --------------------------
COSMETICS/PERSONAL CARE (CONTINUED)
Nature's Sunshine Products,
 Inc. .........................          648   $      5,799
NBTY, Inc. (a).................        2,580         31,992
                                               ------------
                                                    979,538
                                               ------------
DATA PROCESSING SERVICES (0.0%) (b)
Factset Research Systems
 Inc. .........................        1,287         45,689
Global Payments Inc. ..........        1,408         29,779
National Data Corp. ...........        1,291         36,987
                                               ------------
                                                    112,455
                                               ------------
ELECTRIC POWER COMPANIES (1.5%)
Allegheny Energy, Inc. ........        2,300        117,668
Allete.........................        2,472         60,243
Alliant Energy Corp. ..........        2,592         80,870
Ameren Corp. ..................        2,906        121,965
American Electric Power Co.,
 Inc. .........................        6,861        338,522
Avista Corp. ..................        1,846         36,735
Bangor Hydro-Electric Co. .....          288          7,543
Black Hills Corp. .............          753         38,682
Central Vermont Public Service
 Corp. ........................          451          7,248
CH Energy Group, Inc. .........          651         28,677
Cinergy Corp. .................        3,432        119,022
Cleco Corp. ...................          738         33,210
CMS Energy Corp. ..............        2,752         86,138
Conectiv Inc. .................        2,907         64,826
Consolidated Edison, Inc.......        4,512        168,794
Constellation Energy Group,
 Inc. .........................        3,446        164,512
Dominion Resources, Inc. ......        5,062        346,696
DPL Inc. ......................        4,192        129,910
DQE, Inc. .....................        1,835         55,839
DTE Energy Co. ................        3,083        129,239
Duke Energy Corp. .............       16,176        756,390
Edison International Inc.
 (a)...........................        6,938         68,339
Energy East Corp. .............        3,854         77,658
Entergy Corp. .................        4,786        193,833
Exelon Corp. ..................        6,736        465,121
First Energy Corp. ............        4,922        149,137
FPL Group, Inc. ...............        3,770        225,823
GPU, Inc. .....................        2,628         87,539
Green Mountain Power Corp. ....          217          3,363
Hawaiian Electric Industries,
 Inc. .........................        1,077         40,043
Idacorp, Inc. .................        1,228         47,278
Kansas City Power & Light......        2,029         52,957
MDU Resources Group, Inc. .....        2,156         86,240
Mirant Corp. (a)...............        7,152        291,802
Montana Power Co. .............        4,337         54,039
Niagara Mohawk Holdings,
 Inc. (a)......................        3,612         60,718
Northeast Utilities............        4,712         84,109
Northwestern Corp..............          905         22,625
NSTAR..........................        1,740         70,157
OGE Energy Corp. ..............        2,555         56,338

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

COMMON STOCKS (CONTINUED)
                                      SHARES       VALUE
                                 --------------------------
ELECTRIC POWER COMPANIES (CONTINUED)
PG & E Corp. (a)...............        8,203   $     73,581
Pinnacle West Capital Corp. ...        1,856         93,153
Potomac Electric Power Co. ....        3,654         79,876
PPL Corp. .....................        3,033        166,815
Progress Energy Inc. ..........        4,287        189,657
Public Service Co. of New
 Mexico........................        1,283         46,355
Public Service Enterprise
 Group, Inc. ..................        4,633        215,156
Puget Energy, Inc. ............        2,810         66,709
Reliant Energy, Inc. ..........        6,246        309,489
RGS Energy Group Inc. .........        1,354         50,369
SCANA Corp. ...................        3,436         96,414
Sierra Pacific Resources.......        2,574         41,210
Southern Co. (The).............       14,216        332,512
Teco Energy Inc. ..............        4,378        140,052
Texas Utilities Co. ...........        5,420        238,263
Uil Holdings Corp. ............          561         27,461
UniSource Energy Corp. ........        1,269         29,453
Utilicorp United Inc. .........        3,621        127,821
Western Resources, Inc. .......        2,296         56,872
Wisconsin Energy Corp. ........        3,970         87,340
Xcel Energy Inc. ..............        7,217        225,170
                                               ------------
                                                  7,723,576
                                               ------------
ELECTRICAL EQUIPMENT (2.3%)
American Power Conversion Corp.
 (a)...........................        4,074         57,647
APW Ltd. (a)...................        1,535         12,894
Artesyn Technologies, Inc.
 (a)...........................        1,491         22,604
Baldor Electric Co. ...........        1,318         27,493
Belden Inc. ...................          956         22,571
Benchmark Electronics, Inc.
 (a)...........................          765         19,508
Black Box Corp. (a)............          750         43,642
C&D Technologies, Inc. ........        1,029         36,509
C-COR.net Corp. (a)............        1,265          9,108
Checkpoint Systems, Inc. (a)...        1,186         11,089
Cohu, Inc. ....................          793         14,353
Cooper Industries, Inc. .......        1,946         72,722
Electro Scientific Industries,
 Inc. (a)......................        1,054         37,765
Emerson Electric Co. ..........        9,023        601,383
General Electric Co. (c) ......      208,482     10,117,631
Grainger (W.W.), Inc. .........        1,928         74,768
Harman International
 Industries, Inc. .............        1,253         39,783
Itron, Inc. (a)................          600          8,880
Molex, Inc. ...................        4,164        168,184
Park Electrochemical Corp. ....          622         14,617
Power-One, Inc. (a)............        1,600         28,016
Sanmina Corp. (a)..............        6,276        182,945
SLI, Inc. .....................        1,359          9,581
Smith (A.O.) Corp. ............          922         17,629
Solectron Corp. (a)............       13,484        343,168
Symbol Technologies, Inc. .....        4,650        146,475
Technitrol, Inc. ..............        1,301         39,134
Thomas & Betts Corp. ..........        1,103         22,799
Three-Five Systems, Inc. (a)...          843         13,446

                                      SHARES      VALUE
                                 --------------------------
ELECTRICAL EQUIPMENT (CONTINUED)
Vicor Corp. (a)................        1,656   $     41,400
Watsco Inc. ...................        1,040         13,458
                                               ------------
                                                 12,271,202
                                               ------------
ELECTRONICS--COMPONENTS (0.5%)
Arrow Electronics, Inc. (a)....        3,222         90,216
Atmel Corp. (a)................       15,295        212,448
Avnet, Inc. ...................        3,030         77,295
Cirrus Logic, Inc. (a).........        2,593         42,162
Cypress Semiconductor Corp. ...        4,314         97,496
DSP Group, Inc. (a)............          889         19,274
Hubbell Inc. Class B...........        1,946         53,749
Integrated Device Technology,
 Inc. (a)......................        3,506        137,330
International Rectifier Corp.
 (a)...........................        2,044        113,442
KEMET Corp. (a)................        2,874         58,974
Kent Electronics Corp. (a).....        1,121         24,214
Lam Research Corp. (a).........        4,022        119,051
Lattice Semiconductor Corp.
 (a)...........................        3,523         86,772
Magnetek, Inc. (a).............          876          8,366
Micrel, Inc. (a)...............        2,795         94,918
Microchip Technology, Inc.
 (a)...........................        4,276        123,705
MIPS Technologies, Inc. (a)....        1,273         23,321
Newport Corp. .................        1,174         44,377
Nvidia Corp. (a)...............        2,227        185,509
Pioneer-Standard Electronics,
 Inc...........................        1,079         12,948
Plexus Corp. (a)...............        1,352         41,533
RF Micro Devices Inc. (a)......        4,463        131,123
Rogers Corp. (a)...............          591         16,844
SCI Systems, Inc. (a)..........        4,788        122,333
Semtech Corp. (a)..............        2,206         63,467
SPX Corp. (a)..................          999        112,497
TransSwitch Corp. (a)..........        2,709         47,001
TriQuint Semiconductor, Inc.
 (a)...........................        2,575         74,752
Vishay Intertechnology, Inc.
 (a)...........................        4,525        112,899
Waters Corp. (a)...............        5,265        274,833
                                               ------------
                                                  2,622,849
                                               ------------
ELECTRONICS--DEFENSE (0.1%)
Aeroflex Inc. (a)..............        2,286         34,084
Mercury Computer Systems, Inc.
 (a)...........................          841         42,706
Raytheon Co. Class B...........        7,113        210,047
                                               ------------
                                                    286,837
                                               ------------
ELECTRONICS--INSTRUMENTATION (0.1%)
Agilent Technologies Inc.
 (a)...........................        9,604        374,652
Alpha Industries, Inc. (a).....        1,700         41,769
Analogic Corp. ................          504         24,187
AstroPower, Inc. (a)...........          537         22,490
Coherent, Inc. (a).............        1,070         42,265
Keithley Instruments, Inc. ....          623         16,541
Methode Electronics, Inc. Class
 A.............................        1,399          8,002
PerkinElmer, Inc. .............        1,062         71,058
Photon Dynamics, Inc. (a)......          490         15,190
Robotic Vision Systems, Inc.
 (a)...........................        1,381          4,032

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2001 (Unaudited)

COMMON STOCKS (CONTINUED)
                                      SHARES       VALUE
                                 --------------------------
ELECTRONICS--INSTRUMENTATION (CONTINUED)
Tektronix, Inc. (a)............        1,938   $     46,900
Trimble Navigation Ltd. (a)....          919         15,099
X-Rite, Inc. ..................          835          7,465
                                               ------------
                                                    689,650
                                               ------------
ELECTRONICS--SEMICONDUCTORS (2.3%)
Actel Corp. (a)................          944         21,759
Adaptec, Inc. (a)..............        2,151         24,177
Advanced Energy Industries,
 Inc. (a)......................        1,234         42,832
Advanced Micro Devices, Inc.
 (a)...........................        6,592        204,352
Alliance Semiconductor Corp.
 (a)...........................        1,671         24,079
Altera Corp. (a)...............        8,397        212,360
Analog Devices, Inc. (a).......        7,534        356,434
Applied Materials, Inc. (a)....       16,984        927,326
Applied Micro Circuits Corp.
 (a)...........................        6,200        161,324
ATMI, Inc. (a).................        1,182         31,122
Axcelis Technologies, Inc.
 (a)...........................        3,799         57,023
Axt Inc. (a)...................          859         26,998
Broadcom Corp. Class A (a).....        4,960        206,138
Brooks Automation, Inc. (a)....          674         42,199
C-Cube Microsystems, Inc.
 (a)...........................        1,936         30,879
Conexant Systems, Inc. (a).....        5,097         54,793
Cymer, Inc. (a)................        1,192         39,157
DuPont Photomasks, Inc. (a)....          681         38,000
Elantec Semiconductor, Inc.
 (a)...........................          870         28,902
Electroglas, Inc. (a)..........          814         12,747
ESS Technology, Inc. (a).......        1,721         11,858
General Semiconductor, Inc.
 (a)...........................        1,480         17,079
Helix Technology Corp. ........          882         27,342
Intel Corp. ...................      141,581      4,376,269
KLA-Tencor Corp. (a)...........        3,998        219,730
Kopin Corp. (a)................        2,483         17,456
Kulicke and Soffa Industries,
 Inc. (a)......................        1,911         32,009
Linear Technology Corp. .......        6,600        317,064
LSI Logic Corp. (a)............        6,706        137,272
Maxim Integrated Products, Inc.
 (a)...........................        8,071        412,428
Micron Technology, Inc. (a)....       12,438        564,436
Motorola, Inc. ................       45,827        712,610
National Semiconductor
 Corp. (a).....................        3,645        104,976
Novellus Systems, Inc. (a).....        2,920        161,038
Pericom Semiconductor Corp.
 (a)...........................          976         17,558
Phototronics, Inc. ............        1,161         33,332
Power Integrations, Inc. (a)...        1,079         20,134
QLogic Corp. (a)...............        1,900         81,491
Silicon Valley Group, Inc.
 (a)...........................        1,366         43,179
SONICblue Inc. (a).............        3,622         17,712
SpeedFam-IPEC, Inc. (a)........        1,171          7,202
Supertex, Inc. (a).............          485          8,711
Teradyne, Inc. (a).............        3,639        143,741
Texas Instruments, Inc. .......       36,350      1,406,745
Ultratech Stepper, Inc. (a)....          832         23,903
Varian Semiconductor Equipment
 Associates, Inc. (a)..........        1,257         57,256

                                      SHARES       VALUE
                                 --------------------------
ELECTRONICS--SEMICONDUCTORS (CONTINUED)
Vitesse Semiconductor Corp.
 (a)...........................        3,800   $    128,820
Xilinx, Inc. (a)...............        6,959        330,344
                                               ------------
                                                 11,974,296
                                               ------------
EMPLOYMENT SERVICES (0.0%) (B)
Administaff Inc. (a)...........        1,074         25,894
CDI Corp. (a)..................          747         11,018
Edgewater Technology Inc. (a)..          487          2,192
Hall, Kinion & Associates, Inc.
 (a)...........................          515          4,197
Heidrick & Struggles
 International, Inc. (a).......          757         19,114
Labor Ready, Inc. (a)..........        1,619          5,910
On Assignment, Inc. (a)........          903         15,450
Spherion Corp. (a).............        2,437         19,910
Volt Information Sciences, Inc.
 (a)...........................          595         10,175
                                               ------------
                                                    113,860
                                               ------------
ENGINEERING & CONSTRUCTION (0.0%) (b)
Butler Manufacturing Co. ......          250          5,700
Fluor Corp. (a)................        1,578         83,176
Foster Wheeler Corp. ..........        1,595         24,005
Massey Energy Co...............        2,962         66,675
URS Corp. (a)..................          657         14,125
                                               ------------
                                                    193,681
                                               ------------
ENTERTAINMENT (1.5%)
AOL Time Warner, Inc. (a)......       90,971      4,594,036
Viacom, Inc. Class B (a).......       36,740      1,912,684
Walt Disney Co. (The)..........       43,813      1,325,343
                                               ------------
                                                  7,832,063
                                               ------------
FACILITIES & ENVIRONMENTAL SERVICES (0.0%) (b)
ABM Industries Inc. ...........          900         27,828
Tetra Tech Inc. (a)............        1,580         38,584
                                               ------------
                                                     66,412
                                               ------------
FINANCIAL--MISCELLANEOUS (2.8%)
AFLAC Inc. ....................       11,048        351,326
Ambac Financial Group, Inc. ...        2,200        118,382
American Express Co. ..........       27,965      1,186,834
American General Corp. ........       10,624        463,313
Americredit Corp. (a)..........        2,626        121,741
Astoria Financial Corp. .......        1,637         94,717
CIT Group, Inc. ...............        5,524        202,731
Citigroup, Inc. ...............      105,721      5,196,187
Dime Bancorp, Inc. ............        3,558        118,659
Fannie Mae.....................       21,156      1,697,980
Franklin Resources, Inc. (a)...        5,589        243,960
Freddie Mac....................       14,653        964,167
Golden State Bancorp Inc. .....        4,400        131,120
GreenPoint Financial Corp. ....        3,314        121,955
IndyMac Bancorp Inc. (a).......        2,060         47,174
Investors Financial Services
 Corp. ........................          801         57,304
MBIA, Inc. ....................        3,059        146,349
MBNA Corp. ....................       17,944        639,704
MetLife, Inc. (a)..............       16,100        466,900

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

COMMON STOCKS (CONTINUED)
                                     SHARES        VALUE
                                 --------------------------
FINANCIAL--MISCELLANEOUS (CONTINUED)
Moody's Corp. .................        3,432   $    107,765
Morgan Stanley Dean Witter &
 Co. ..........................       23,461      1,473,116
Mutual Risk Management Ltd. ...        1,613         10,420
NCO Group, Inc. (a)............          840         22,680
Neuberger Berman Inc...........        1,600        114,448
PMI Group Inc. (The)...........        1,452         93,364
SEI Investments Co. ...........        3,562        142,872
Sovereign Capital Trust II.....        8,074         85,665
Stilwell Financial, Inc. ......        4,765        140,425
T.Rowe Price Group, Inc. ......        2,597         90,272
USA Education Inc. ............        3,429        243,802
Webster Financial Corp. .......        1,605         51,135
                                               ------------
                                                 14,946,467
                                               ------------
FOOD & BEVERAGES (0.8%)
Agribrands International, Inc.
 (a)...........................          384         20,916
American Italian Pasta Co.
 (a)...........................          681         24,244
Bob Evans Farms, Inc. .........        1,142         21,698
Campbell Soup Co. .............        8,944        272,255
ConAgra Foods, Inc. ...........       11,310        235,361
Dean Foods Co. ................        1,167         43,179
Dole Food Co., Inc. ...........        1,832         27,480
Dreyer's Grand Ice Cream,
 Inc. .........................          926         23,826
Earthgrains Co. (The)..........        1,659         37,328
General Mills, Inc. ...........        6,023        237,366
Hain Celestial Group Inc.
 (a)...........................        1,301         32,551
Heinz (H.J.) Co. ..............        7,410        290,101
Hershey Foods Corp. ...........        2,910        175,793
Hormel Foods Corp. ............        4,546         93,739
IBP, Inc. .....................        5,563         88,452
International Multifoods
 Corp. ........................          734         13,718
Interstate Bakeries Corp. .....        1,653         23,192
J & J Snack Foods Corp. (a)....          330          6,798
J.M. Smucker Co. (The).........          794         20,771
Kellogg Co. ...................        8,615        219,683
Lance, Inc. ...................          950         11,210
McCormick & Co., Inc. .........        2,248         88,346
PepsiAmericas, Inc.............        5,222         77,547
Quaker Oats Co. (The)..........        2,750        266,750
Ralcorp Holdings, Inc. (a).....        1,169         19,522
Ralston Purina Group...........        6,465        196,471
Sara Lee Corp. ................        8,280        164,855
Sensient Technologies Corp. ...        1,600         28,800
Smithfield Foods, Inc. (a).....        2,131         73,946
Suiza Foods Corp. (a)..........          891         41,298
Tootsie Roll Industries,
 Inc. .........................        1,616         78,150
Tyson Foods, Inc. Class A......        6,412         88,293
Unilever N.V. .................       12,029        675,067
Wm. Wrigley Jr. Co. ...........        4,692        226,671
                                               ------------
                                                  3,945,377
                                               ------------
FOOD & HEALTH CARE DISTRIBUTORS (0.3%)
AmeriSource Health Corp. Class
 A (a).........................        1,725         93,150
Bergen Brunswig Corp.
 Class A.......................        4,434         81,142

                                     SHARES        VALUE
                                 --------------------------
FOOD & HEALTH CARE DISTRIBUTORS (CONTINUED)
Cardinal Health, Inc. .........        8,914   $    600,837
Fleming Cos., Inc. ............        1,550         45,725
McKesson HBOC, Inc. ...........        5,979        184,392
Nash-Finch Co. ................          450          8,955
Owens & Minor, Inc. ...........        1,296         25,220
Patterson Dental Co. (a).......        2,639         80,648
Performance Food Group Co.
 (a)...........................          678         36,592
Priority Healthcare Corp.
 (a)...........................        1,777         61,804
SUPERVALU, Inc. ...............        2,676         36,581
Sysco Corp. ...................       14,064        395,480
United Natural Foods, Inc.
 (a)...........................          718         10,023
                                               ------------
                                                  1,660,549
                                               ------------
GOLD & PRECIOUS METALS MINING (0.1%)
Barrick Gold Corp. ............        8,353        137,323
Homestake Mining Co. ..........        5,567         34,682
Newmont Mining Corp. ..........        4,012         73,139
Placer Dome, Inc. .............        6,931         70,142
Stillwater Mining Co. (a)......        1,512         46,222
                                               ------------
                                                    361,508
                                               ------------
HARDWARE & TOOLS (0.0%) (b)
Black & Decker Corp. (The).....        1,664         66,327
Scotts Co. (The) Class A (a)...        1,114         46,565
Snap-on Inc. ..................        1,210         35,090
Stanley Works (The)............        1,811         65,649
Toro Co. (The).................          493         22,752
WD-40 Co. .....................          604         10,884
                                               ------------
                                                    247,267
                                               ------------
HEALTH CARE--DIVERSIFIED (1.6%)
Abbott Laboratories............       32,504      1,507,536
Allergan, Inc. ................        2,743        208,468
American Home Products Corp. ..       27,576      1,592,514
Bristol-Myers Squibb Co. ......       41,106      2,301,936
Johnson & Johnson..............       29,217      2,818,856
Sierra Health Services, Inc.
 (a)...........................        1,068          5,607
                                               ------------
                                                  8,434,917
                                               ------------
HEALTH CARE--DRUGS (2.9%)
Alpharma Inc. .................        1,573         35,581
Barr Laboratories, Inc. (a)....        1,159         67,164
Forest Laboratories, Inc. .....        3,700        226,255
ICN Pharmaceuticals, Inc.......        2,612         66,920
Ivax Corp. (a).................        5,935        237,697
King Pharmaceuticals, Inc.
 (a)...........................        3,509        147,834
Lilly (Eli) and Co. ...........       23,736      2,017,560
Medicis Pharmaceutical Corp.
 Class A (a)...................        1,179         58,596
Merck & Co., Inc. .............       48,498      3,684,393
MGI Pharma, Inc. (a)...........          645          7,160
Mylan Laboratories, Inc. ......        4,099        109,607
Noven Pharmaceuticals, Inc.
 (a)...........................          866         18,593
Pfizer, Inc. ..................      132,801      5,750,283
Pharmacia Corp. ...............       27,095      1,415,985
Schering-Plough Corp. .........       30,786      1,186,492

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2001 (Unaudited)

COMMON STOCKS (CONTINUED)

                                      SHARES       VALUE
                                 --------------------------
HEALTH CARE--DRUGS (CONTINUED)
Sepracor, Inc. (a).............        2,547   $     67,139
Watson Pharmaceuticals, Inc.
 (a)...........................        2,150        107,070
                                               ------------
                                                 15,204,329
                                               ------------
HEALTH CARE--HMOS (0.2%)
Aetna Inc. (a).................        2,994         84,401
Coventry Health Care, Inc.
 (a)...........................        2,326         47,753
Humana, Inc. (a)...............        3,608         35,647
Mid Atlantic Medical Services,
 Inc. (a)......................        1,918         38,993
United Health Care Corp. ......        6,732        440,811
US Oncology, Inc. (a)..........        3,594         32,166
Wellpoint Health Networks, Inc.
 (a)...........................        1,356        133,227
                                               ------------
                                                    812,998
                                               ------------
HEALTH CARE--HOSPITAL MANAGEMENT (0.2%)
HCA-The Healthcare Corp. ......       11,611        449,346
Province Healthcare Co. (a)....        1,207         30,923
Tenet Healthcare Corp. (a).....        6,633        296,097
Triad Hospitals Inc. (a).......          965         29,691
Universal Health Services, Inc.
 Class B (a)...................        1,169        104,930
                                               ------------
                                                    910,987
                                               ------------
HEALTH CARE--MEDICAL PRODUCTS (0.8%)
Apogent Technologies Inc. (a)..        3,457         79,511
Applera Corp.-Applied
 Biosystems Group..............        4,428        141,962
Arthrocare Corp. (a)...........          865         16,245
Bard (C.R.), Inc. .............        1,069         47,047
Bausch & Lomb Inc. ............        1,076         45,945
Baxter International Inc. .....        6,238        568,594
Beckman Coulter, Inc. .........        1,950         69,322
Becton, Dickinson & Co. .......        5,405        174,852
Biomet, Inc. ..................        3,670        156,819
Boston Scientific Corp. (a)....        8,436        133,964
CONMED Corp. (a)...............          601         12,975
Cooper Companies, Inc..........          566         25,130
Cygnus, Inc. (a)...............        1,058          7,036
Datascope Corp. ...............          579         21,932
DENTSPLY International,
 Inc. .........................        1,690         66,214
Diagnostic Products Corp. .....          543         35,713
Edwards Lifesciences Corp.
 (a)...........................        1,925         41,676
Guidant Corp. (a)..............        6,429        263,589
Haemonetics Corp. (a)..........          992         32,240
Hologic, Inc. (a)..............          606          3,315
Inamed Corp. (a)...............          802         16,818
Invacare Corp. ................        1,185         41,830
Medtronic, Inc.................       25,230      1,125,258
Mentor Corp. ..................          927         21,321
Minimed, Inc. (a)..............        2,117         84,553
Osteotech, Inc. (a)............          547          3,008
PolyMedica Corp. (a)...........          520         14,123
Resmed, Inc. (a)...............        1,220         54,656
Respironics, Inc. (a)..........        1,181         37,485
Sola International, Inc. (a)...          928          9,271

                                     SHARES        VALUE
                                 --------------------------
HEALTH CARE--MEDICAL PRODUCTS (CONTINUED)
Spacelabs Medical, Inc. (a)....          374   $      3,703
St. Jude Medical, Inc. (a).....        1,751        100,245
Steris Corp. (a)...............        2,251         40,923
Stryker Corp...................        4,100        243,089
Sybron Dental Specialties, Inc.
 (a)...........................        1,375         27,500
Syncor International Corp.
 (a)...........................          946         33,356
Theragenics Corp. (a)..........        1,156          9,329
Varian Medical Systems,
 Inc. .........................        1,283         88,399
VISX, Inc. (a).................        1,995         40,399
Vital Signs, Inc. .............          486         19,348
                                               ------------
                                                  3,958,695
                                               ------------
HEALTH CARE--MISCELLANEOUS (0.4%)
ALZA Corp. (a).................        4,930        225,400
Amgen, Inc. (a)................       21,925      1,340,495
Biogen, Inc. (a)...............        3,134        202,644
Chiron Corp. (a)...............        4,000        192,040
HEALTHSOUTH Corp. (a)..........        8,228        115,603
Manor Care, Inc. (a)...........        2,167         50,274
MedImmune, Inc. (a)............        4,490        175,784
Quintiles Transnational
 Corp. (a).....................        2,459         50,532
                                               ------------
                                                  2,352,772
                                               ------------
HEALTH CARE--SERVICES (0.3%)
Accredo Health, Inc. (a).......          996         33,924
AdvancePCS.....................        1,159         66,758
Apria Healthcare Group, Inc.
 (a)...........................        1,724         44,772
Covance Inc. (a)...............        1,896         31,189
CryoLife, Inc. (a).............          731         19,371
Curative Health Services, Inc.
 (a)...........................          308          2,079
Express Scripts, Inc. (a)......        1,273        108,078
First Health Group Corp. (a)...        1,562         80,834
Health Management Associates,
 Inc. (a)......................        7,992        143,217
Health Net Inc. (a)............        4,018         86,588
Hooper Holmes, Inc. ...........        2,586         26,506
IMPATH Inc. (a)................          613         19,175
Lincare Holdings Inc. (a)......        1,709         85,228
Maximus, Inc. (a)..............          830         29,390
Omnicare, Inc..................        3,023         67,111
Orthodontic Centers of America,
 Inc. (a)......................        1,906         51,938
Oxford Health Plans, Inc.
 (a)...........................        3,225        100,298
PacifiCare Health Systems, Inc.
 (a)...........................        1,121         39,672
Parexel International Corp.
 (a)...........................          963         12,086
Pediatrix Medical Group,
 Inc. (a)......................          621         16,606
Pharmaceutical Product
 Development Inc. (a)..........          982         58,478
Quest Diagnostics, Inc. (a)....        1,516        186,771
Renal Care Group, Inc. (a).....        1,818         51,958
Trigon Healthcare Inc. (a).....        1,233         74,239
                                               ------------
                                                  1,436,266
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

COMMON STOCKS (CONTINUED)
                                      SHARES       VALUE
                                 --------------------------
HEAVY DUTY TRUCKS & PARTS (0.1%)
Cummins Inc. ..................          847   $     35,066
Dana Corp. ....................        3,223         63,267
Eaton Corp. ...................        1,494        109,973
Navistar International Corp.
 (a)...........................        1,251         32,288
Oshkosh Truck Corp. ...........          653         25,454
PACCAR, Inc. ..................        1,642         79,670
Titan International, Inc. .....          812          3,890
Wabash National Corp. .........          900         10,809
                                               ------------
                                                    360,417
                                               ------------
HOMEBUILDING (0.1%)
Centex Corp. ..................        1,233         53,204
Champion Enterprises, Inc.
 (a)...........................        1,850         14,893
Clayton Homes, Inc. ...........        4,516         62,863
Del Webb Corp. (a).............          700         23,660
D.R. Horton, Inc. .............        2,953         71,522
Fleetwood Enterprises, Inc. ...        1,282         16,589
KB Home........................          950         28,709
Lennar Corp. ..................        2,070         90,604
MDC Holdings, Inc. ............          913         39,277
NVR, Inc. (a)..................          328         62,523
Pulte Corp. ...................          863         40,371
Ryland Group Inc. (The)........          518         24,610
Skyline Corp. .................          328          8,495
Standard Pacific Corp. ........        1,173         23,929
Toll Brothers, Inc. (a)........        1,405         49,878
                                               ------------
                                                    611,127
                                               ------------
HOTEL/MOTEL (0.2%)
Carnival Corp. ................       12,255        324,758
Harrah's Entertainment, Inc.
 (a)...........................        2,525         87,112
Hilton Hotels Corp. ...........        7,821         86,421
Marcus Corp. ..................        1,141         17,195
Marriott International, Inc.
 Class A.......................        5,117        234,768
Prime Hospitality Corp. (a)....        1,762         18,131
Starwood Hotels & Resorts
 Worldwide, Inc. ..............        4,100        147,969
                                               ------------
                                                    916,354
                                               ------------
HOUSEHOLD--FURNISHINGS & APPLIANCES (0.1%)
Bassett Furniture Industries,
 Inc. .........................          461          6,523
Ethan Allen Interiors Inc. ....        1,543         54,777
Fedders Corp. .................        1,251          6,480
La-Z-Boy Inc. .................        2,359         42,462
Leggett & Platt, Inc. .........        4,191         81,348
Maytag Corp. ..................        1,631         56,677
Whirlpool Corp. ...............        1,360         75,847
                                               ------------
                                                    324,114
                                               ------------
HOUSEHOLD PRODUCTS (0.6%)
Clorox Co. (The)...............        5,022        159,850
Colgate-Palmolive Co. .........       12,020        671,317
Kimberly-Clark Corp. ..........       11,239        667,596
Procter & Gamble Co. (The).....       27,353      1,642,548
                                               ------------
                                                  3,141,311
                                               ------------

                                      SHARES       VALUE
                                 --------------------------
HOUSEWARES (0.1%)
Applica Inc. (a)...............          902   $      6,044
Fortune Brands, Inc. ..........        3,354        104,477
Libbey Inc. ...................          597         20,053
National Presto Industries,
 Inc. .........................          271          7,656
Newell Rubbermaid, Inc. .......        5,666        152,755
Royal Appliance Manufacturing
 Co. (a).......................          555          2,786
Salton, Inc. (a)...............          466          8,053
Tupperware Corp. ..............        1,216         26,776
                                               ------------
                                                    328,600
                                               ------------
INSURANCE BROKERS (0.2%)
Aon Corp. .....................        5,452        181,224
E.W. Blanch Holdings, Inc. ....          508          6,772
Hilb, Rogal & Hamilton Co. ....          519         20,449
Marsh & McLennan Cos., Inc. ...        5,798        559,159
                                               ------------
                                                    767,604
                                               ------------
INSURANCE--LIFE (0.1%)
Conseco, Inc. .................        6,902        131,345
Delphi Financial Group, Inc.
 (a)...........................          792         25,162
Jefferson-Pilot Corp. .........        3,213        149,919
Lincoln National Corp. ........        4,016        185,378
Torchmark Corp. ...............        2,758        104,501
UNUMProvident Corp. ...........        5,100        152,541
                                               ------------
                                                    748,846
                                               ------------
INSURANCE--MULTI-LINE (1.0%)
Allamerica Financial Corp. ....        1,743         88,022
American Financial Group,
 Inc. .........................        2,175         57,833
American International Group,
 Inc. .........................       48,944      4,003,619
CIGNA Corp. ...................        3,276        349,549
Everest Re Group Ltd. .........        1,504         96,030
Gallagher (Arthur J.) & Co. ...        2,582         65,118
Hartford Financial Services
 Group Inc. (The)..............        4,952        307,519
HCC Insurance Holdings,
 Inc. .........................        1,800         50,760
Horace Mann Educators Corp. ...        1,329         22,540
MONY Group Inc. (The)..........        1,642         57,733
Old Republic International
 Corp. ........................        3,865        111,660
Protective Life Corp. .........        2,118         63,371
Unitrin Inc. ..................        2,219         82,436
                                               ------------
                                                  5,356,190
                                               ------------
INSURANCE--PROPERTY & CASUALTY (0.4%)
Allstate Corp. (The)...........       15,361        641,322
Chubb Corp. (The)..............        3,645        243,304
Cincinnati Financial Corp. ....        3,386        129,955
Fidelity National Financial
 Inc. .........................        3,012         70,511
First American Corp. ..........        2,490         49,675
Fremont General Corp. .........        2,740         11,727
LandAmerica Financial Group,
 Inc. .........................          529         15,870
Leucadia National Corp. .......        1,814         58,139
Loews Corp. ...................        4,132        278,538
MGIC Investment Corp. .........        2,270        147,527

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2001 (Unaudited)

COMMON STOCKS (CONTINUED)
                                      SHARES       VALUE
                                 --------------------------
INSURANCE--PROPERTY & CASUALTY (CONTINUED)
Ohio Casualty Corp. ...........        1,971   $     18,330
Progressive Corp. (The)........        1,501        175,317
Radian Group, Inc. ............        1,517        117,568
RLI Corp. .....................          384         15,360
SAFECO Corp. ..................        2,765         73,825
SCPIE Holdings, Inc. ..........          366          7,265
Selective Insurance Group
 Inc. .........................          984         24,256
St. Paul Cos., Inc. (The)......        4,595        207,234
Trenwick Group Ltd. ...........        1,436         28,720
Zenith National Insurance
 Corp..........................          673         17,747
                                               ------------
                                                  2,332,190
                                               ------------
INVESTMENT BANK/BROKERAGE (0.5%)
Bear Stearns Cos., Inc.
 (The).........................        2,224        111,867
E*Trade Group, Inc. (a)........        8,974         84,356
Edwards (A.G.), Inc. ..........        2,635        107,165
Jefferies Group, Inc. .........          960         30,864
LaBranche & Co., Inc. (a)......        1,843         66,348
Legg Mason, Inc. ..............        2,045         97,894
Lehman Brothers Holdings,
 Inc. .........................        5,242        381,356
Merrill Lynch & Co., Inc. .....       17,027      1,050,566
Raymond James Financial, Inc...        1,861         56,481
Schwab Charles Corp. (The).....       29,037        574,933
Southwest Securities Group.....          622         13,777
Tucker Anthony Sutro Corp. ....          937         19,471
Waddell & Reed Financial, Inc.
 Class A.......................        2,747         83,564
                                               ------------
                                                  2,678,642
                                               ------------
INVESTMENT MANAGEMENT (0.0%) (b)
Eaton Vance Corp...............        2,760         89,148
                                               ------------
IRON & STEEL (0.1%)
AK Steel Holding Corp. ........        3,532         45,810
Allegheny Technologies,
 Inc. .........................        1,710         31,190
Castle (A.M.) & Co. ...........          550          5,280
Cleveland-Cliffs Inc. .........          396          7,615
Commercial Metals Co. .........          507         13,070
Nucor Corp. ...................        1,677         85,074
Quanex Corp. ..................          530         10,971
Steel Dynamics, Inc. (a).......        1,781         25,540
Steel Technologies Inc. .......          401          2,683
UCAR International Inc. (a)....        1,482         17,695
USX--U.S. Steel Group..........        1,931         35,550
Worthington Industries,
 Inc. .........................        1,859         22,215
                                               ------------
                                                    302,693
                                               ------------
LEISURE TIME (0.3%)
Anchor Gaming (a)..............          571         31,119
Arctic Cat, Inc. ..............          935         12,286
Aztar Corp. (a)................        1,549         20,091
Bally Total Fitness Holding
 Corp. (a).....................        1,014         27,784
Brunswick Corp. ...............        1,887         37,853
Callaway Golf Co. .............        2,434         59,049
Coachmen Industries, Inc. .....          610          6,112
Gtech Holdings Corp. (a).......        1,116         36,382

                                      SHARES        VALUE
                                 --------------------------
LEISURE TIME (CONTINUED)
Harley-Davidson, Inc. .........        6,334   $    291,934
Huffy Corp. (a)................          400          3,472
International Game
 Technology (a)................        2,406        134,568
International Speedway Corp.
 Class A.......................        1,743         78,522
Jakks Pacific, Inc. (a)........          704         10,088
K2 Inc. (a)....................          703          5,729
Mandalay Resort Group (a)......        2,502         59,447
Meade Instruments Corp. (a)....          644          3,858
Midway Games Inc. (a)..........        1,476         14,612
Monaco Coach Corp. (a).........          742         14,358
Park Place Entertainment
 Corp. (a).....................        9,758        108,509
Pinnacle Entertainment, Inc.
 (a)...........................        1,034         10,330
Polaris Industries Inc. .......          928         35,914
SCP Pool Corp. (a).............          665         20,947
Six Flags, Inc. (a)............        2,582         56,649
Sturm Ruger & Co., Inc. .......        1,054         10,319
Thor Industries, Inc. .........          469         10,928
Winnebago Industries, Inc. ....          804         14,673
WMS Industries Inc. (a)........        1,236         25,795
                                               ------------
                                                  1,141,328
                                               ------------
MACHINERY--DIVERSIFIED (0.2%)
Caterpillar Inc. ..............        7,215        362,193
Deere & Co. ...................        4,949        203,256
Gardner Denver Inc. (a)........          601         11,659
Ingersoll-Rand Co. ............        3,465        162,855
Manitowoc Co. Inc. ............          965         26,538
Milacron Inc. .................        1,317         24,035
Thermo Electron Corp. (a)......        3,794        100,010
Timken Co. (The)...............        1,283         21,939
                                               ------------
                                                    912,485
                                               ------------
MANUFACTURING--AUTOMATED
 TRANSACTION SYSTEMS (0.0%) (B)
Diebold, Inc. .................        2,346         76,456
                                               ------------
MANUFACTURING--DIVERSIFIED (0.9%)
Amcast Industrial Corp. .......          329          3,073
American Standard Cos., Inc.
 (a)...........................        2,275        137,069
Ametek, Inc. ..................        1,055         29,129
Barnes Group Inc. .............          730         14,600
Carlisle Cos., Inc. ...........          993         36,691
Clarcor, Inc. .................          952         23,514
Crane Co. .....................        1,267         35,653
CUNO, Inc. (a).................          640         16,333
Danaher Corp. .................        2,974        166,574
Dover Corp. ...................        4,365        170,541
Esterline Technologies Corp.
 (a)...........................          792         15,444
Gencorp Inc. ..................        1,660         19,953
Graco Inc. ....................        1,187         32,524
Griffon Corp. (a)..............        1,162         10,807
Harsco Corp. ..................        1,310         37,073
Honeywell International,
 Inc. .........................       16,747        818,593
IDEX Corp. ....................        1,179         37,021

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

COMMON STOCKS (CONTINUED)
                                      SHARES        VALUE
                                 --------------------------
MANUFACTURING--DIVERSIFIED (CONTINUED)
Illinois Tool Works, Inc. .....        6,309   $    399,864
ITT Industries, Inc. (a).......        1,827         80,516
Johnson Controls, Inc. ........        1,794        129,886
Kaman Corp. ...................          870         14,486
Lawson Products, Inc. .........          380         10,602
Millipore Corp. ...............          967         55,457
Myers Industries, Inc. ........          845         12,633
Pall Corp. ....................        2,584         60,646
Parker-Hannifin Corp. .........        2,470        115,151
Pentair, Inc. .................        1,596         49,109
Scott Technologies, Inc. (a)...          663         15,580
Sealed Air Corp. (a)...........        1,778         68,986
Standex International Corp. ...          476         11,400
Thomas Industries Inc. ........          590         15,405
Tredegar Corp. ................        1,489         29,110
Tyco International Ltd. .......       36,778      1,962,842
Valmont Industries, Inc. ......          911         13,656
                                               ------------
                                                  4,649,921
                                               ------------
MANUFACTURING--SPECIALIZED
 INDUSTRIALS (0.2%)
Agco Corp......................        1,955         17,008
Albany International Corp.
 Class A.......................        1,008         19,979
Aptargroup, Inc. ..............        1,393         43,991
Armor Holdings, Inc. (a).......          881         14,669
Astec Industries Inc. (a)......          754         14,251
BMC Industries, Inc. ..........        1,073          6,374
Brady Corp. Class A............          891         29,225
Briggs & Stratton Corp.........          840         34,020
Cognex Corp. (a)...............        1,698         50,108
CTS Corp.......................        1,087         26,088
Dionex Corp. (a)...............          867         25,984
Donaldson Co., Inc. ...........        1,452         40,191
Federal Signal Corp. ..........        1,487         34,008
Flow International Corp. (a)...          579          5,663
Flowserve Corp. (a)............        1,229         34,781
Furniture Brands International,
 Inc. (a)......................        1,629         36,929
Hillenbrand Industries,
 Inc. .........................        2,049        103,474
Imation Corp. (a)..............        1,156         26,669
Insituform Technologies, Inc.
 Class A (a)...................        1,045         36,042
Intermagnetics General Corp.
 (a)...........................          601         14,785
Ionics, Inc. (a)...............          638         15,376
JLG Industries, Inc. ..........        1,641         20,184
Kaydon Corp. ..................          981         25,133
Kennametal Inc. ...............          999         32,737
Lindsay Manufacturing Co. .....          458          8,565
Lydall, Inc. (a)...............          620          7,496
NCH Corp.......................          174          9,746
Nordson Corp. .................        1,066         28,686
Paxar Corp. (a)................        1,651         19,449
Regal-Beloit Corp. ............          822         15,536
Reliance Steel & Aluminum
 Co. ..........................          981         28,743
Robbins & Myers, Inc. .........          430         12,147
Roper Industries, Inc. ........        1,198         50,076

                                      SHARES       VALUE
                                 --------------------------
MANUFACTURING--SPECIALIZED INDUSTRIALS (CONTINUED)
SPS Technologies Inc. (a)......          499   $     24,301
Stewart & Stevenson Services,
 Inc. .........................          920         20,562
Tecumseh Products Co. Class A..          619         30,517
Teleflex Inc. .................        1,255         61,382
Trinity Industries, Inc. ......        1,209         23,575
Valence Technology, Inc. (a)...        1,600          8,880
Watts Industries, Inc. ........        1,036         17,042
YORK International Corp. ......        1,248         37,702
                                               ------------
                                                  1,112,074
                                               ------------
METALS--MINING (0.0%) (b)
Freeport-McMoRan Copper & Gold,
 Inc. Class B (a)..............        3,373         47,762
Inco Ltd. (a)..................        3,860         70,020
Phelps Dodge Corp.  ...........        1,646         73,642
                                               ------------
                                                    191,424
                                               ------------
METALS--PROCESS & FABRICATION (0.0%) (b)
Brush Engineered Materials,
 Inc. .........................          648         12,960
Mueller Industries, Inc. (a)...        1,308         42,314
RTI International Metals, Inc.
 (a)...........................          816         11,514
Shaw Group Inc. (The) (a)......        1,588         90,516
Wolverine Tube, Inc. (a).......          471          6,603
                                               ------------
                                                    163,907
                                               ------------
METALS--SPECIALTY (0.0%) (b)
Carpenter Technology Corp. ....          724         18,969
Ryerson Tull Inc. .............          813          8,894
                                               ------------
                                                     27,863
                                               ------------
MISCELLANEOUS (0.5%)
AES Corp. (The) (a)............       11,155        531,759
American Greetings Corp. Class
 A.............................        1,406         16,183
Archer-Daniels-Midland Co. ....       13,467        160,392
Calpine Corp. (a)..............        5,800        330,542
Cintas Corp. ..................        3,549        155,482
Minnesota Mining &
 Manufacturing Co. ............        8,355        994,328
Sensormatic Electronics Corp.
 (a)...........................        4,048         58,696
Sotheby's Holdings, Inc. Class
 A (a).........................        1,934         35,005
TRW, Inc. .....................        2,613        100,496
                                               ------------
                                                  2,382,883
                                               ------------
NATURAL GAS DISTRIBUTORS & PIPELINES (0.7%)
AGL Resources Inc. ............        1,779         40,650
Atmos Energy Corp. ............        1,522         34,504
Cascade Natural Gas Corp. .....          432          8,618
Dynegy Inc. Class A............        6,758        390,950
El Paso Corp. .................       10,458        719,511
Energen Corp. .................        1,202         44,654
Enron Corp. ...................       15,683        983,638
Equitable Resources, Inc. .....          995         79,600
KeySpan Corp. .................        2,838        112,669
Kinder Morgan, Inc. ...........        2,400        140,880

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2001 (Unaudited)

COMMON STOCKS (CONTINUED)

                                     SHARES        VALUE
                                 --------------------------
NATURAL GAS DISTRIBUTORS & PIPELINES (CONTINUED)
Laclede Gas Co.................          739   $     17,736
MCN Energy Group Inc. .........        2,960         77,789
National Fuel Gas Co. .........        1,296         72,835
New Jersey Resources Corp. ....          693         30,000
NICOR, Inc. ...................          996         39,033
NiSource Inc. .................        4,312        128,368
Northwest Natural Gas Co. .....          986         21,889
NUI Corp. .....................          507         11,332
ONEOK, Inc. ...................          666         28,785
Peoples Energy Corp. ..........          743         29,534
Piedmont Natural Gas Co.,
 Inc. .........................        1,249         44,402
Questar Corp. .................        2,642         84,993
Sempa Energy...................        4,320        119,534
Southern Union Co. (a).........        1,995         44,588
Southwest Gas Corp. ...........        1,237         26,039
Southwestern Energy Co. .......          980         12,887
UGI Corp. .....................        1,059         28,011
Vectren Corp. .................        2,195         49,695
Western Gas Resources, Inc. ...        1,100         43,736
WGL Holdings Inc. .............        1,525         43,615
Williams Cos., Inc. (The)......       10,167        428,742
                                               ------------
                                                  3,939,217
                                               ------------
OFFICE EQUIPMENT & SUPPLIES (0.1%)
Hon Industries Inc. ...........        1,975         49,296
Miller (Herman), Inc. .........        2,510         66,640
New England Business Service,
 Inc. .........................          505          9,342
Pitney Bowes, Inc. ............        5,282        201,086
Reynolds & Reynolds Class A....        3,009         62,166
Standard Register Co. (The)....        1,072         17,259
United Stationers Inc. (a).....        1,340         38,150
Wallace Computer Services,
 Inc. .........................        1,328         23,771
Xerox Corp. ...................       14,113        127,582
                                               ------------
                                                    595,292
                                               ------------
OIL & GAS DRILLING (0.3%)
BJ Services Co. (a)............        2,695        221,664
Cooper Cameron Corp. (a).......        1,770        111,616
Ensco International Inc. ......        4,545        176,800
Global Marine Inc. (a).........        5,777        166,089
Grant Prideco, Inc. (a)........        3,561         71,220
Hanover Compressor Co. (a).....        1,939         70,580
Helmerich & Payne, Inc. .......        1,644         84,222
Marine Drilling Cos., Inc.
 (a)...........................        1,860         55,744
National-Oil Well, Inc. (a)....        2,645        104,610
Rowan Cos., Inc. (a)...........        1,986         65,915
Smith International Inc. (a)...        1,654        134,288
Tidewater Inc. ................        1,833         85,913
Weatherford International,
 Inc. (a)......................        3,605        209,919
                                               ------------
                                                  1,558,580
                                               ------------
OIL & GAS--EXPLORATION & PRODUCTION (0.5%)
Anadarko Petroleum Corp. ......        5,212        336,799
Apache Corp. ..................        2,605        166,616
Barrett Resources Corp. (a)....        1,294         83,269

                                      SHARES        VALUE
                                 --------------------------
OIL & GAS--EXPLORATION & PRODUCTION (CONTINUED)
Burlington Resources, Inc. ....        4,611   $    217,685
Cabot Oil & Gas Corp. Class A..        1,143         33,056
Cross Timbers Oil Co. .........        2,994         81,287
Devon Energy Corp. ............        2,661        157,026
EOG Resources, Inc. ...........        2,500        115,975
HS Resources, Inc. (a).........          708         35,131
Key Production Co., Inc. (a)...          538         12,078
Louis Dreyfus Natural Gas Corp.
 (a)...........................        1,718         65,456
Murphy Oil Corp. ..............        1,322        108,404
Newfield Exploration Co. (a)...        1,665         59,940
Noble Affiliates, Inc. ........        1,836         79,811
Nuevo Energy Co. (a)...........          689         12,333
Ocean Energy Inc. .............        5,496        101,731
Patina Oil & Gas Corp. ........          793         20,618
Pennzoil - Quaker State Co. ...        2,581         36,676
Pioneer Natural Resources
 Co. ..........................        3,229         61,706
Plains Resources, Inc. (a).....          685         16,611
Pogo Producing Co. ............        2,084         61,707
Remington Oil & Gas Corp. (a)..          841         12,758
St. Mary Land & Exploration
 Co. ..........................          885         21,992
Stone Energy Corp. (a).........        1,014         50,396
Swift Energy Co. (a)...........          963         30,681
Tom Brown, Inc. (a)............        1,484         37,990
Ultramar Diamond Shamrock
 Corp. ........................        2,853        128,699
Unocal Corp. ..................        5,123        195,494
Valero Energy Corp. ...........        2,003         96,465
Varco International, Inc.
 (a)...........................        3,098         72,431
Vintage Petroleum, Inc. .......        2,459         50,803
                                               ------------
                                                  2,561,624
                                               ------------
OIL & WELL--EQUIPMENT & SERVICES (0.5%)
Atwood Oceanics, Inc. (a)......          541         24,156
Baker Hughes, Inc. ............        6,964        273,615
Cal Dive International, Inc.
 (a)...........................        1,262         35,349
Dril-Quip, Inc. (a)............          677         22,070
Halliburton Co. ...............        9,289        401,378
Input/Output, Inc. (a).........        2,003         22,233
Lone Star Technologies, Inc.
 (a)...........................          926         48,800
McDermott International,
 Inc. .........................        1,220         14,896
Nabors Industries, Inc. (a)....        3,100        184,822
Noble Drilling Corp. (a).......        2,800        135,800
Oceaneering International
 Inc. (a)......................          900         21,420
Offshore Logistics, Inc. (a)...          838         22,207
Pride International, Inc.
 (a)...........................        2,626         69,930
Schlumberger Ltd. .............       12,040        798,252
SEACOR SMIT Inc. (a)...........          665         30,457
Seitel, Inc. (a)...............          953         18,593
Transocean Sedco Forex Inc. ...        6,677        362,428
Veritas DGC, Inc. (a)..........        1,196         38,870
                                               ------------
                                                  2,525,276
                                               ------------
OIL--INTEGRATED DOMESTIC (0.3%)
Amerada Hess Corp. ............        1,856        162,400
Ashland Inc. ..................        1,518         65,365

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

COMMON STOCKS (CONTINUED)
                                     SHARES        VALUE
                                 --------------------------
OIL--INTEGRATED DOMESTIC (CONTINUED)
Conoco, Inc. Class B...........       13,262   $    403,430
Kerr-McGee Corp. ..............        1,967        140,936
Occidental Petroleum Corp. ....        7,760        233,731
Philips Petroleum Co. .........        5,434        323,866
Sunoco, Inc. ..................        1,872         71,173
Tosco Corp. ...................        3,050        140,453
USX-Marathon Group.............        6,574        210,105
                                               ------------
                                                  1,751,459
                                               ------------
OIL--INTEGRATED INTERNATIONAL (2.1%)
Chevron Corp. .................       13,498      1,303,367
Exxon Mobil Corp. .............       73,169      6,482,773
Royal Dutch Petroleum Co. ADR
 (e)...........................       44,905      2,673,195
Texaco Inc. ...................       11,595        838,087
                                               ------------
                                                 11,297,422
                                               ------------
PAPER & FOREST PRODUCTS (0.3%)
Boise Cascade Corp. ...........        1,184         41,416
Bowater Inc. ..................        1,644         79,734
Buckeye Technologies Inc.
 (a)...........................        1,352         16,481
Caraustar Industries, Inc. ....        1,026          8,208
Chesapeake Corp. ..............          592         14,362
Deltic Timber Corp. ...........          469         10,674
Georgia-Pacific Group..........        4,704        152,927
Georgia-Pacific Group (Timber
 Group)........................        2,640         78,170
International Paper Co. .......       10,083        395,052
Longview Fibre Co. ............        1,686         21,412
Louisiana-Pacific Corp. .......        2,238         27,416
Mead Corp. (The)...............        2,212         62,378
P.H. Glatfelter Co.............        1,392         20,045
Pope & Talbot, Inc. ...........          542          7,046
Potlatch Corp. ................          635         22,257
Rayonier Inc. .................          889         38,983
Sonoco Products Co. ...........        3,265         72,973
Wausau-Mosinee Paper Corp. ....        1,682         23,144
Westvaco Corp. ................        2,090         55,134
Weyerhaeuser Co. ..............        4,543        256,816
Willamette Industries, Inc. ...        2,323        113,014
                                               ------------
                                                  1,517,642
                                               ------------
PERSONAL LOANS (0.3%)
Capital One Financial Corp. ...        4,161        261,560
Countrywide Credit Industries,
 Inc. .........................        2,437        103,987
Household International,
 Inc. .........................        9,855        630,917
Providian Financial Corp. .....        6,092        324,704
                                               ------------
                                                  1,321,168
                                               ------------

                                      SHARES       VALUE
                                 --------------------------
PHOTOGRAPHY/IMAGING (0.1%)
Concord Camera Corp. (a).......        1,066   $      6,876
Eastman Kodak Co. .............        6,309        274,441
Pinnacle Systems Inc. (a)......        1,998         21,219
Polaroid Corp. ................        1,769          6,280
Zebra Technologies Corp. Class
 A (a).........................        1,235         53,426
                                               ------------
                                                    362,242
                                               ------------
POLLUTION CONTROL (0.1%)
Allied Waste Industries, Inc.
 (a)...........................        4,093         65,161
Waste Management, Inc. ........       13,117        320,186
                                               ------------
                                                    385,347
                                               ------------
PUBLISHING (0.1%)
Harcourt General, Inc. ........        1,457         79,873
Houghton Mifflin Co. ..........          947         43,098
Information Holdings Inc.
 (a)...........................          846         18,274
McGraw-Hill Cos., Inc. (The)...        4,090        264,950
Meredith Corp. ................        1,094         41,287
Penton Media, Inc. ............        1,246         24,546
Reader's Digest Association
 Inc. (The) Class A............        3,378         93,402
Scholastic Corp. (a)...........        1,144         47,751
Thomas Nelson, Inc. ...........          562          3,878
                                               ------------
                                                    617,059
                                               ------------
PUBLISHING--NEWSPAPERS (0.2%)
A.H. Belo Corp. ...............        3,730         65,797
Dow Jones & Co., Inc. .........        1,845        100,128
Gannett Co., Inc. .............        5,524        356,574
Knight-Ridder, Inc. ...........        1,686         91,297
Lee Enterprises, Inc. .........        1,434         44,597
Media General, Inc. Class A....          749         35,997
New York Times Co. (The) Class
 A.............................        3,535        145,041
Tribune Co. ...................        6,375        268,643
Washington Post Co. ...........          310        180,110
                                               ------------
                                                  1,288,184
                                               ------------
RAILROADS (0.2%)
Burlington Northern Santa Fe
 Corp. ........................        8,335        245,049
CSX Corp. .....................        4,520        158,516
Norfolk Southern Corp. ........        8,167        161,217
Union Pacific Corp. ...........        5,299        301,460
Wisconsin Central
 Transportation Corp. (a)......        1,522         24,443
                                               ------------
                                                    890,685
                                               ------------
RESTAURANTS (0.3%)
Applebee's International,
 Inc. .........................          988         41,397
Brinker International, Inc.
 (a)...........................        3,252         93,332
CBRL Group, Inc. ..............        1,842         36,380
CEC Entertainment Inc. (a).....        1,061         54,376
Cheesecake Factory (The) (a)...        1,221         46,471
Darden Restaurants, Inc. ......        2,655         72,508
IHOP Corp. (a).................          783         16,286
Jack In The Box Inc. (a).......        1,513         40,049

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2001 (Unaudited)

COMMON STOCKS (CONTINUED)

                                      SHARES        VALUE
                                 --------------------------
RESTAURANTS (CONTINUED)
Landry's Seafood Restaurants,
 Inc. .........................          843   $     10,217
Lone Star Steakhouse & Saloon
 Inc. .........................          820          9,881
Luby's, Inc. ..................          878          6,673
McDonald's Corp. ..............       27,586        758,615
O'Charley's Inc. (a)...........          711         14,007
Outback Steakhouse, Inc. (a)...        2,517         72,968
Panera Bread Co. (a)...........          512         15,462
Papa John's International
 Inc. (a)......................          753         21,009
P.F. Changs China Bistri Inc.
 (a)...........................          408         15,839
RARE Hospitality International,
 Inc. (a)......................          730         20,403
Ruby Tuesday, Inc. ............        2,473         47,111
Ryan's Family Steak Houses,
 Inc. (a)......................        1,249         14,963
Sonic Corp. (a)................        1,034         28,818
Starbucks Corp. (a)............        7,882        152,517
Steak n Shake Co. (The) (a)....        1,116          9,999
Triarc Consumer Products Group,
 L.L.C. (a)....................          873         22,349
Tricon Global Restaurants,
 Inc. (a)......................        3,138        140,645
Wendy's International, Inc. ...        2,387         60,463
                                               ------------
                                                  1,822,738
                                               ------------
RETAIL--APPAREL (0.2%)
Ann Taylor Stores Corp. (a)....        1,127         30,711
Burlington Coat Factory
 Warehouse Corp. ..............        1,736         35,762
Cato Corp. (The) Class A.......          975         17,189
Gap, Inc. (The)................       17,921        496,591
Goody's Family Clothing, Inc.
 (a)...........................        1,273          5,156
Gymboree Corp. (The) (a).......          955          6,694
Limited Inc. (The).............        8,918        150,893
Men's Wearhouse Inc. (The)
 (a)...........................        1,639         41,712
Pacific Sunwear of California,
 Inc. (a)......................        1,259         35,076
TJX Cos., Inc. (The)...........        5,886        184,408
Wet Seal, Inc. (The) Class A
 (a)...........................          541         14,980
                                               ------------
                                                  1,019,172
                                               ------------
RETAIL--BUILDING SUPPLIES (0.0%) (b)
Building Materials Holdings
 Corp. (a).....................          502          4,895
Hughes Supply, Inc. ...........          952         14,394
                                               ------------
                                                     19,289
                                               ------------
RETAIL--DEPARTMENT (0.2%)
Dillard's, Inc. Class A........        1,948         32,999
Federated Department Stores,
 Inc. (a)......................        4,246        182,493
Gottschalks, Inc. (a)..........          494          2,297
Kohl's Corp. (a)...............        6,960        424,978
May Department Stores Co.
 (The).........................        6,239        232,403

                                      SHARES       VALUE
                                 --------------------------
RETAIL--DEPARTMENT (CONTINUED)
Nordstrom, Inc. ...............        2,868   $     52,742
Penney (J.C.) Co., Inc. .......        5,591        113,274
                                               ------------
                                                  1,041,186
                                               ------------
RETAIL--DISCOUNTERS (0.1%)
Dollar Tree Stores, Inc. (a)...        3,541         74,078
Dress Barn, Inc. (The) (a).....          717         17,351
Factory 2-U Stores Inc. (a)....          499         12,999
Family Dollar Stores, Inc. ....        5,620        143,366
99 Cents Only Stores (a).......        2,010         58,250
Ross Stores, Inc. .............        2,658         58,423
Shopko Stores, Inc. (a)........        1,124          8,947
Stein Mart, Inc. (a)...........        1,661         17,839
                                               ------------
                                                    391,253
                                               ------------
RETAIL--DRUGS (0.2%)
Longs Drug Stores Corp. .......          860         25,499
Walgreen Co. ..................       21,316        911,898
                                               ------------
                                                    937,397
                                               ------------
RETAIL--FOOD (0.3%)
Albertson's, Inc. .............        8,631        288,276
Great Atlantic & Pacific Tea
 Co., Inc. (The) (a)...........        1,501         18,612
Kroger Co. (The) (a)...........       17,305        390,920
Ruddick Corp. .................        1,518         20,933
Safeway, Inc. (a)..............       10,503        570,313
Whole Foods Market, Inc. (a)...        1,045         50,787
Winn-Dixie Stores, Inc. .......        3,091         97,583
                                               ------------
                                                  1,437,424
                                               ------------
RETAIL--GENERAL MERCHANDISE (1.1%)
Kmart Corp. (a)................       10,250        102,500
Sears, Roebuck & Co. ..........        7,003        258,061
Target Corp. ..................       18,822        723,706
Wal-Mart Stores, Inc. .........       93,938      4,860,352
                                               ------------
                                                  5,944,619
                                               ------------
RETAIL--HOME SHOPPING (0.0%) (B)
Insight Enterprises, Inc.
 (a)...........................        1,626         43,414
Lands' End, Inc. (a)...........          958         28,357
Lillian Vernon Corp. ..........          340          2,244
                                               ------------
                                                     74,015
                                               ------------
RETAIL--SPECIALTY (1.2%)
Abercrombie & Fitch Co. Class A
 (a)...........................        3,241        107,925
American Eagle Outfitters,
 Inc. (a)......................        2,286         85,085
AutoZone, Inc. (a).............        2,420         75,843
Barnes & Noble, Inc. (a).......        2,117         67,299
Bed Bath & Beyond, Inc. (a)....        5,957        168,702
Best Buy Co., Inc. (a).........        4,358        239,908
BJ's Wholesale Club, Inc.
 (a)...........................        2,376        107,633
Borders Group, Inc. (a)........        2,579         47,969
Casey's General Stores,
 Inc. .........................        1,937         23,360
Casual Male Corp. .............          551          1,207
CDW Computer Centers, Inc.
 (a)...........................        2,863        115,722
Chico's FAS, Inc. (a)..........          685         30,558

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

COMMON STOCKS (CONTINUED)
                                      SHARES       VALUE
                                 --------------------------
RETAIL--SPECIALTY (CONTINUED)
Circuit City Stores, Inc. .....        4,243   $     63,857
Claire's Stores, Inc. .........        1,603         30,537
Consolidated Stores Corp.
 (a)...........................        2,358         25,938
Cost Plus, Inc. (a)............          822         19,564
Costco Wholesale Corp. (a).....        9,429        329,355
CVS Corp. .....................        8,285        488,401
Discount Auto Parts, Inc.
 (a)...........................          654          5,821
Dollar General Corp. ..........        6,966        114,939
Fastenal Co. ..................        1,245         80,738
Footstar, Inc. (a).............          764         27,886
Genesco Inc. (a)...............          840         24,024
Group 1 Automotive, Inc. (a)...          781         14,449
Hancock Fabrics, Inc. .........          676          5,584
Home Depot, Inc. (The).........       48,707      2,294,100
Jo-Ann Stores Inc. Class A
 (a)...........................          712          2,990
Linens 'N Things, Inc. (a).....        1,566         42,298
Lowe's Cos., Inc. .............        7,997        503,811
Michaels Stores Inc. (a).......        1,272         42,955
Neiman Marcus Group Inc. Class
 A (a).........................        1,560         50,700
Office Depot, Inc. (a).........        6,643         63,109
O'Reilly Automotive, Inc.
 (a)...........................        2,004         47,395
Payless ShoeSource, Inc. (a)...          719         45,836
Pep Boys-Manny Moe & Jack
 (The).........................        2,090         10,011
Pier 1 Imports, Inc. ..........        3,754         41,669
Radioshack Corp. ..............        3,976        121,785
Saks Inc. (a)..................        4,645         55,275
School Specialty, Inc. (a).....          684         15,698
Staples, Inc. (a)..............        9,560        155,541
Tech Data Corp. (a)............        1,763         61,458
Tiffany & Co. .................        3,090        100,178
Toys "R" Us, Inc. (a)..........        4,127        102,350
Ultimate Electronics, Inc.
 (a)...........................          428         10,657
Williams-Sonoma, Inc. (a)......        1,863         56,020
Zale Corp. (a).................        1,358         45,303
                                               ------------
                                                  6,171,443
                                               ------------
SHIPPING (0.0%) (b)
Alexander & Baldwin, Inc. .....        1,327         29,950
Kirby Corp. (a)................          941         20,796
Newport News Shipbuilding,
 Inc. .........................        1,158         74,865
Overseas Shipbuilding Group,
 Inc. .........................        1,115         33,785
                                               ------------
                                                    159,396
                                               ------------
SHOES (0.1%)
Brown Shoe Company, Inc. ......          691         13,633
K-Swiss, Inc. Class A..........          393          9,338
NIKE, Inc. Class B.............        5,712        238,819
Reebok International Ltd.
 (a)...........................        1,198         30,705
Stride Rite Corp. .............        1,628         12,112
Timberland Co. (The) Class A
 (a)...........................        1,554         76,643
Wolverine World Wide, Inc. ....        1,626         28,943
                                               ------------
                                                    410,193
                                               ------------

                                     SHARES        VALUE
                                 --------------------------
SPECIALIZED SERVICES (0.3%)
Block (H&R), Inc. .............        1,899   $    104,445
Cendant Corp. (a)..............       16,111        285,809
Convergys Corp. (a)............        3,565        130,123
Ecolab Inc. ...................        2,712        102,595
IMS Health, Inc. ..............        6,164        169,202
Interpublic Group of Cos., Inc.
 (The).........................        6,393        217,042
National Service Industries,
 Inc. .........................          836         20,148
Omnicom Group Inc. ............        3,726        327,329
Robert Half International Inc.
 (a)...........................        3,700        102,860
                                               ------------
                                                  1,459,553
                                               ------------
SPECIALTY PRINTING (0.0%) (b)
Bowne & Co., Inc. .............        1,301         13,010
Consolodated Graphics, Inc.
 (a)...........................          509          6,795
Deluxe Corp. ..................        1,491         38,751
Donnelley (R.R.) & Sons Co. ...        2,600         72,384
Harland (John H.) Co. .........        1,115         24,218
                                               ------------
                                                    155,158
                                               ------------
TELECOMMUNICATIONS--CELL/WIRE (0.0%) (b)
Boston Communications Group,
 Inc. (a)......................          661          6,901
Metro One Telecommunications,
 Inc. (a)......................          621         26,287
Williams Communications Group,
 Inc. (a)......................        8,361         37,793
                                               ------------
                                                     70,981
                                               ------------
TELECOMMUNICATIONS--LONG DISTANCE (0.8%)
AT&T Corp......................       78,977      1,759,608
General Communication, Inc.
 Class A (a)...................        2,047         19,365
Global Crossing Ltd. (a).......       18,625        233,371
Nextel Communications, Inc.
 Class A (a)...................       15,973        259,561
Sprint Corp. (FON Group).......       18,572        397,069
Sprint Corp. (PCS Group) (a)...       19,578        501,784
WorldCom, Inc. (a).............       60,396      1,102,227
                                               ------------
                                                  4,272,985
                                               ------------
TELEPHONE (1.9%)
ALLTEL Corp. ..................        6,564        358,460
BellSouth Corp. ...............       39,238      1,646,427
BroadWing, Inc. (a)............        7,091        175,857
Century Tel, Inc. .............        3,001         81,567
Citizens Communications Co.
 (a)...........................        5,600         64,400
Pac-West Telecomm, Inc. (a)....        1,407          4,066
Qwest Communications
 International, Inc. (a).......       34,838      1,424,874
SBC Communications, Inc. ......       71,204      2,937,165
Telephone & Data Systems,
 Inc. .........................        1,929        202,545
Verizon Communications, Inc. ..       56,775      3,126,599
                                               ------------
                                                 10,021,960
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2001 (Unaudited)

COMMON STOCKS (CONTINUED)
                                      SHARES      VALUE
                                 --------------------------
TEXTILES--APPAREL MANUFACTURERS (0.1%)
Ashworth, Inc. (a).............          513   $      3,776
Haggar Corp. ..................          255          2,757
Hartmarx Corp. (a).............        1,165          3,378
Jones Apparel Group Inc. (a)...        3,915        155,582
Kellwood Co. ..................          887         18,937
Liz Claiborne, Inc. ...........        1,149         56,485
Nautica Enterprises Inc. (a)...        1,240         22,779
Oshkosh B'Gosh, Inc. Class A...          476         12,885
Oxford Industries, Inc. .......          289          5,780
Phillips-Van Heusen Corp. .....        1,069         16,035
Quicksilver, Inc. (a)..........          881         23,937
Russell Corp. .................        1,248         23,962
V.F. Corp. ....................        2,436         98,877
                                               ------------
                                                    445,170
                                               ------------
TEXTILES--HOME FURNISHINGS (0.0%) (b)
Interface, Inc. ...............        1,998         15,405
Springs Industries, Inc. ......          702         31,274
                                               ------------
                                                     46,679
                                               ------------
TEXTILES--SPECIALTY (0.1%)
Coach, Inc. (a)................        8,622        279,698
Cone Mills Corp. (a)...........          999          1,498
Mohawk Industries, Inc. (a)....        1,719         56,142
Unifi, Inc. (a)................        1,761         10,531
Wellman, Inc. .................        1,243         23,182
WestPoint Stevens Inc. ........        1,623         10,501
                                               ------------
                                                    381,552
                                               ------------
TOBACCO (0.5%)
Philip Morris Cos., Inc. ......       46,712      2,340,738
R.J. Reynolds Tobacco Holdings,
 Inc. .........................        3,348        196,092
Schweitzer-Mauduit
 International, Inc. ..........          586         12,570
UST Inc. ......................        3,495        105,200
                                               ------------
                                                  2,654,600
                                               ------------
TOYS (0.0%) (b)
Hasbro, Inc. ..................        3,609         44,210
Mattel, Inc. ..................        8,984        145,092
                                               ------------
                                                    189,302
                                               ------------
TRANSPORTATION--MISCELLANEOUS (0.1%)
C.H. Robinson Worldwide,
 Inc. .........................        2,771         74,983
FedEx Corp. (a)................        6,042        254,187
Gatx Corp. ....................        1,566         62,405
Hunt (J.B) Transportation
 Services, Inc. (a)............        1,154         20,772
Ryder System, Inc. ............        1,301         25,877
Swift Transportation Co., Inc.
 (a)...........................        2,075         37,786
                                               ------------
                                                    476,010
                                               ------------
TRUCKERS (0.0%) (b)
Arkansas Best Corp. (a)........          782         15,366
Arnold Industries, Inc. .......          965         17,215
Forward Air Corp. (a)..........          832         28,870
Heartland Express, Inc. (a)....          993         27,278

                                      SHARES       VALUE
                                 --------------------------
TRUCKERS (CONTINUED)
Landstar System Holdings,
 Inc. (a)......................          329   $     21,484
M.S. Carriers, Inc. (a)........          437         13,499
Roadway Express, Inc. .........          757         18,471
U.S. Freightways Corp. ........        1,013         26,551
Werner Enterprises, Inc. ......        1,840         36,616
Yellow Corp. (a)...............          929         16,936
                                               ------------
                                                    222,286
                                               ------------
UTILITIES--WATER (0.0%) (b)
American States Water Co. .....          395         12,996
American Water Works Co.,
 Inc. .........................        3,229        100,099
Philadelphia Suburban Corp. ...        2,078         48,417
                                               ------------
                                                    161,512
                                               ------------
WASTE MANAGEMENT (0.0%) (b)
Tetra Technologies, Inc. (a)...          533         14,631
                                               ------------
Total Common Stocks
 (Cost $239,525,631)...........                 278,113,896(g)
                                               ------------
REAL ESTATE INVESTMENT
TRUSTS (2.5%)
Alexandria Real Estate
 Equities, Inc. ...............        1,476         54,789
AMB Property Corp. ............        8,625        214,763
American Industrial Properties
 REIT..........................        2,147         27,567
Amli Residential Properties
 Trust.........................        1,828         42,629
Apartment Investment &
 Management Co. Class A........        7,520        335,242
Archstone Communities Trust....       12,353        318,460
Arden Realty, Inc. ............        6,732        168,771
Associated Estates Realty
 Corp. ........................        1,992         17,211
Avalonbay Communities, Inc. ...        6,873        312,034
Bedford Property Investors,
 Inc. .........................        1,809         34,498
Boston Properties Inc. ........        9,192        363,176
Boykin Lodging Co. ............        1,758         20,463
Brandywine Realty Trust........        3,704         73,043
BRE Properties, Inc. Class A...        4,748        134,131
Burnham Pacific Properties,
 Inc. .........................        3,313         16,002
Cabot Industrial Trust.........        4,164         81,073
Camden Property Trust..........        3,921        130,569
Capital Automotive REIT........        2,203         34,940
Captec Net Lease Realty,
 Inc. .........................          975         11,914
Carr America Realty Corp. .....        6,870        197,511
CBL & Associates Properties,
 Inc. .........................        2,564         70,638
Center Trust, Inc. ............        2,737         10,100
CenterPoint Properties
 Corp. ........................        2,129         99,211
Chateau Communities, Inc. .....        2,918         90,750
Chelsea Property Group,
 Inc. .........................        1,648         72,100

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

REAL ESTATE INVESTMENT TRUSTS (CONTINUED)

                                      SHARES        VALUE
                                 --------------------------
Colonial Properties Trust......        2,136   $     61,730
Commercial Net Lease Realty....        3,115         38,470
Cornerstone Realty Income
 Trust, Inc. ..................        3,576         37,870
Corporate Office Properties
 Trust.........................        2,109         21,090
Cousins Properties, Inc. ......        5,074        132,178
Crescent Real Estate Equity
 Co. ..........................       11,234        267,257
Crown American Realty Trust....        2,686         18,775
Developers Diversified Realty
 Corp. ........................        5,625         85,050
Duke-Weeks Realty Corp. .......       13,072        301,179
EastGroup Properties, Inc. ....        1,625         35,019
Entertainment Properties
 Trust.........................        1,509         23,842
Equity Inns Inc. ..............        3,774         29,739
Equity Office Properties
 Trust.........................       31,659        903,864
Equity One, Inc. ..............        1,217         13,533
Equity Residential Properties
 Trust.........................       13,491        708,143
Essex Property Trust, Inc. ....        1,912         89,864
Federal Realty Investment
 Trust.........................        4,056         79,092
FelCor Lodging Trust Inc. .....        5,430        119,406
First Industrial Realty Trust,
 Inc. .........................        4,028        123,861
Franchise Finance Corp. of
 America.......................        5,753        144,688
Gables Residential Trust.......        2,386         68,717
General Growth Properties,
 Inc. .........................        5,368        193,838
Glenborough Realty Trust
 Inc. .........................        2,767         48,146
Glimcher Realty Trust..........        2,443         37,305
Great Lakes REIT, Inc. ........        1,682         28,510
Highwoods Properties, Inc. ....        5,987        153,866
Home Properties of New York,
 Inc. .........................        2,195         62,228
Hospitality Properties Trust...        5,788        152,514
Host Marriott Corp. ...........       23,800        306,782
HRPT Properties Trust..........       13,524        118,605
Innkeepers USA Trust...........        3,563         40,440
Investors Real Estate Trust....        2,392         20,978
IRT Property Co. ..............        3,106         29,973
JDN Realty Corp. ..............        3,338         39,355
JP Realty, Inc. ...............        1,642         34,383
Kilroy Realty Corp. ...........        2,711         71,977
Kimco Realty Corp..............        6,483        285,252
Koger Equity, Inc. ............        2,746         41,163
Kramont Realty Trust...........        1,922         21,815
LaSalle Hotel Properties.......        1,741         29,597
Lexington Corporate Properties
 Trust.........................        1,755         22,640
Liberty Property Trust.........        7,043        203,191
Macerich Co. (The).............        3,502         78,795
Mack-Cali Realty Corp. ........        5,835        156,261
Manufactured Home
 Communities...................        2,135         57,218
MeriStar Hospitality Corp. ....        4,562         91,696

                                      SHARES       VALUE
                                 --------------------------
Mid-America Apartment
 Communities Inc. .............        1,792   $     41,037
Mid-Atlantic Realty Trust......        1,421         17,066
Mills Corp. ...................        2,465         52,307
Mission West Properties
 Inc. .........................        1,745         22,510
National Golf Properties,
 Inc. .........................        1,328         31,474
New Plan Excel Realty Trust....        8,938        140,773
Pacific Gulf Properties,
 Inc. .........................        2,188         12,340
Pan Pacific Retail Properties,
 Inc. .........................        3,217         72,447
Parkway Properties, Inc. ......          954         27,399
Pennsylvania Real Estate
 Investment Trust..............        1,368         31,751
Pinnacle Holdings, Inc. (a)....        4,955         43,852
Post Properties, Inc. .........        4,055        149,467
Prentiss Properties Trust......        3,738         94,758
Prime Group Realty Trust.......        1,598         22,052
Prologis Trust.................       16,841        346,925
PS Business Parks, Inc. Class
 A.............................        2,354         62,899
Public Storage, Inc. ..........       12,329        335,719
Realty Income Corp. ...........        2,723         77,905
Reckson Associates Realty
 Corp. ........................        4,696        110,403
Regency Centers Corp. .........        5,886        146,856
RFS Hotel Investors, Inc. .....        2,548         36,666
Rouse Co. (The)................        7,045        187,679
Saul Centers, Inc. ............        1,422         26,307
Shurgard Storage Centers, Inc.
 Class A.......................        3,048         82,784
Simon Property Group, Inc. ....       17,294        457,772
SL Green Realty Corp. .........        2,516         71,983
Smith (Charles E.) Residential
 Realty, Inc. .................        2,239        100,755
Sovran Self Storage, Inc. .....        1,228         30,270
Spieker Properties, Inc. ......        6,762        373,262
Storage USA, Inc. .............        2,770         93,488
Summit Properties Inc. ........        2,737         65,907
Sun Communities, Inc. .........        1,795         60,222
Tanger Factory Outlet Centers
 Inc. .........................          812         17,856
Taubman Centers, Inc. .........        5,129         63,600
Town & Country Trust...........        1,639         31,879
United Dominion Realty Trust,
 Inc. .........................       10,575        135,043
U.S. Restaurant Properties,
 Inc. .........................        1,580         19,039
Vornado Realty Trust...........        8,898        326,735
Washington Real Estate
 Investment Trust..............        3,667         80,234
Weingarten Realty Investors....        3,243        137,438
Westfield America, Inc. .......        7,518        122,167
Winston Hotels, Inc. ..........        1,735         14,348
                                               ------------
Total Real Estate Investment
 Trusts
 (Cost $12,710,178)............                  12,936,854
                                               ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2001 (Unaudited)

SHORT-TERM INVESTMENTS (22.1%)
                                  PRINCIPAL
                                   AMOUNT         VALUE
                                 -------------------------
COMMERCIAL PAPER (18.2%)
Countrywide Home Loans, Inc.
 4.52%, due 5/2/01 (c).........  $22,400,000   $ 22,397,183
Homeside Lending Inc.
 5.02%, due 5/4/01 (c).........   18,700,000     18,692,162
Jefferson Smurfit Financial
 5.02%, due 5/3/01 (c).........    5,000,000      4,998,601
Macquarie Bank Ltd.
 5.00%, due 5/4/01 (c).........   21,200,000     21,191,150
Repsol International Finance
 B.V.
 5.04%, due 5/1/01 (c).........   25,000,000     25,000,000
Toyota Credit Puerto Rico
 5.00%, due 5/3/01 (c).........    3,600,000      3,598,997
                                               ------------
Total Commercial Paper
 (Cost $95,878,093)............                  95,878,093
                                               ------------
U.S. GOVERNMENT (3.9%)
United States Treasury Bills
 3.74%, due 7/12/01 (c)........   10,000,000      9,925,207
 3.84%, due 7/5/01 (c).........   10,700,000     10,625,734
                                               ------------
Total U.S. Government
 (Cost $20,550,941)............                  20,550,941
                                               ------------
Total Short-Term Investments
 (Cost $116,429,034)...........                 116,429,034
                                               ------------
Total Investments
 (Cost $483,954,789) (h).......         99.7%   524,179,955(i)
Cash and Other Assets,
 Less Liabilities..............          0.3      1,445,777
                                 -----------    -----------
Net Assets.....................        100.0%  $525,625,732
                                 ===========    ===========


FUTURES CONTRACTS (-0.2%)
                                            UNREALIZED
                              CONTRACTS   APPRECIATION/
                               LONG       (DEPRECIATION)(j)
                              ----------------------------
UNITED KINGDOM (0.1%)
Pound Sterling FTSE 100
 Index
 June 2001..................     159         $   848,021
UNITED STATES (-0.2%)
United States Treasury Notes
 June 2001 (10 Year)........     595          (1,058,622)
                                             -----------
Total Contracts Long
 (Settlement Value
 $75,390,566)...............                    (210,601)
                                             -----------

                              CONTRACTS
                                SHORT
                              ---------
UNITED STATES (-0.1%)
Standard & Poor's 500 Index
 June 2001..................      51            (354,960)
                                             -----------
Total Contracts Short
 (Settlement Value
 ($15,992,325)).............                    (354,960)
                                             -----------
Total Futures Contracts
 (Settlement Value
 $59,398,241) (f)(g)........                 $  (565,561)
                                             ===========

------------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  Segregated or partially segregated as collateral for futures contracts.
(d)  Yankee bond.
(e)  ADR--American Depositary Receipt.
(f) The combined market value of U.S. Government & Federal Agencies investments and settlement value of U.S. Treasury futures contracts represents 26.5% of net assets.
(g) The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts represents approximately 49.9% of net assets.
(h)  The cost for federal income tax purposes is $484,169,800.
(i) At April 30, 2001 net unrealized appreciation was $40,010,155, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $61,998,612 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $21,988,457.
(j) Represents the difference between the value of the contracts at the time they were opened and the value at April 30, 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

ASSET MANAGER FUND

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2001
(Unaudited)

ASSETS:
 Investment in securities, at value (identified
   cost $483,954,789).............................  $524,179,955
 Cash.............................................       653,851
 Receivables:
   Dividends and interest.........................     1,796,430
   Variation margin on futures contracts..........       604,414
   Fund shares sold...............................       263,967
   Investment securities sold.....................         7,762
                                                    ------------
       Total assets...............................   527,506,379
                                                    ------------
LIABILITIES:
 Payable to broker for futures contracts
   (identified cost $535,982).....................       539,155
 Payables:
   Fund shares redeemed...........................       539,502
   Investment securities purchased................       297,957
   Manager........................................       254,614
   Transfer agent.................................        95,320
   Custodian......................................        71,321
 Accrued expenses.................................        82,778
                                                    ------------
       Total liabilities..........................     1,880,647
                                                    ------------
 Net assets.......................................  $525,625,732
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share) 1
   billion shares authorized
   No-Load Class..................................  $     38,674
   Service Class..................................         2,008
 Additional paid-in capital.......................   502,348,188
 Accumulated undistributed net investment
   income.........................................     3,910,758
 Accumulated net realized loss on investments.....   (20,330,328)
 Net unrealized appreciation on investments and
   futures contracts..............................    39,659,605
 Net unrealized depreciation on foreign currency
   transactions...................................        (3,173)
                                                    ------------
 Net assets.......................................  $525,625,732
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $499,768,934
                                                    ============
 Shares of capital stock outstanding..............    38,673,864
                                                    ============
 Net asset value per share outstanding............  $      12.92
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $ 25,856,798
                                                    ============
 Shares of capital stock outstanding..............     2,007,752
                                                    ============
 Net asset value per share outstanding............  $      12.88
                                                    ============

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001 (Unaudited)

INVESTMENT INCOME:
 Income:
   Interest.......................................  $  9,122,992
   Dividends (a)..................................     1,525,851
                                                    ------------
       Total income...............................    10,648,843
                                                    ------------
 Expenses:
   Manager........................................     1,751,786
   Transfer agent.................................       295,763
   Custodian......................................        90,048
   Professional...................................        49,962
   Interest.......................................        42,928
   Service........................................        32,972
   Registration...................................        20,985
   Shareholder communication......................        14,792
   Directors......................................         9,050
   Miscellaneous..................................        40,908
                                                    ------------
       Total expenses before
        reimbursement.............................     2,349,194
   Expense reimbursement from Manager.............       (75,724)
                                                    ------------
       Net expenses...............................     2,273,470
                                                    ------------
 Net investment income............................     8,375,373
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
   Security transactions..........................    (1,817,495)
   Futures transactions...........................   (18,313,300)
   Foreign currency transactions..................       105,260
                                                    ------------
 Net realized loss on investments and foreign
   currency transactions..........................   (20,025,535)
                                                    ------------
 Net change in unrealized appreciation
   (depreciation) on investments:
   Security transactions..........................   (25,314,031)
   Futures transactions...........................       920,475
   Foreign currency transactions..................        14,460
                                                    ------------
 Net unrealized loss on investments and foreign
   currency transactions..........................   (24,379,096)
                                                    ------------
 Net realized and unrealized loss on investments
   and foreign currency transactions..............   (44,404,631)
                                                    ------------
 Net decrease in net assets resulting from
   operations.....................................  $(36,029,258)
                                                    ============

------------
(a) Dividends recorded net of foreign withholding taxes of $1,866.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

ASSET MANAGER FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2001 (Unaudited) and the year ended October 31, 2000

                                                                  2001            2000
                                                              -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $   8,375,373   $  19,959,712
    Net realized gain (loss) on investments and foreign
     currency transactions..................................    (20,025,535)     33,400,156
    Net change in unrealized appreciation (depreciation) on
     investments and foreign currency transactions..........    (24,379,096)      6,106,186
                                                              -------------   -------------
    Net increase (decrease) in net assets resulting from
     operations.............................................    (36,029,258)     59,466,054
                                                              -------------   -------------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................    (18,159,851)    (17,828,416)
      Service Class.........................................       (849,650)       (897,201)
    From net realized gain on investments:
      No-Load Class.........................................    (32,286,902)    (15,767,517)
      Service Class.........................................     (1,636,398)       (853,676)
                                                              -------------   -------------
        Total dividends and distributions to shareholders...    (52,932,801)    (35,346,810)
                                                              -------------   -------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................     25,203,262     100,176,381
      Service Class.........................................      1,467,647       3,338,870
    Net asset value of shares issued to shareholders in
     reinvestment of dividends and distributions:
      No-Load Class.........................................     34,022,183      33,591,726
      Service Class.........................................      2,486,048       1,727,228
                                                              -------------   -------------
                                                                 63,179,140     138,834,205
    Cost of shares redeemed:
      No-Load Class.........................................    (36,118,711)   (109,142,334)
      Service Class.........................................     (1,780,095)     (7,450,382)
                                                              -------------   -------------
      Increase in net assets derived from capital share
       transactions.........................................     25,280,334      22,241,489
                                                              -------------   -------------
      Net increase (decrease) in net assets.................    (63,681,725)     46,360,733
NET ASSETS:
  Beginning of period.......................................    589,307,457     542,946,724
                                                              -------------   -------------
  End of period.............................................  $ 525,625,732   $ 589,307,457
                                                              =============   =============
  Accumulated undistributed net investment income at end of
    period..................................................  $   3,910,758   $  15,725,652
                                                              =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

ASSET MANAGER FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                            NO-LOAD       SERVICE       NO-LOAD       SERVICE       NO-LOAD       SERVICE
                                             CLASS         CLASS         CLASS         CLASS         CLASS         CLASS
                                            --------      --------      --------      --------      --------      --------
                                                                                                       JANUARY 1, 1999
                                               SIX MONTHS ENDED               YEAR ENDED                   THROUGH
                                               APRIL 30, 2001**            OCTOBER 31, 2000           OCTOBER 31, 1999*
                                            ----------------------      ----------------------      ----------------------
Net asset value at beginning of
 period...............................      $ 15.21       $  15.14      $ 14.57       $  14.50      $ 15.36       $  15.33
                                            --------      --------      --------      --------      --------      --------
Net investment income.................         0.22           0.20         0.51           0.50         0.41           0.39
Net realized and unrealized gain
 (loss) on investments................        (1.13)(c)      (1.12)(c)     1.08           1.05         0.41           0.38
Net realized and unrealized gain
 (loss) on foreign currency
 transactions.........................        (0.00)(a)      (0.00)(a)    (0.01)         (0.01)       (0.03)         (0.03)
                                            --------      --------      --------      --------      --------      --------
Total from investment operations......        (0.91)         (0.92)        1.58           1.54         0.79           0.74
                                            --------      --------      --------      --------      --------      --------
Less dividends and distributions:
From net investment income............        (0.50)         (0.46)       (0.50)         (0.46)       (0.01)         (0.00)(a)
From net realized gain on
 investments..........................        (0.88)         (0.88)       (0.44)         (0.44)       (1.57)         (1.57)
In excess of net realized gain on
 investments..........................           --             --           --             --           --             --
                                            --------      --------      --------      --------      --------      --------
Total dividends and distributions.....        (1.38)         (1.34)       (0.94)         (0.90)       (1.58)         (1.57)
                                            --------      --------      --------      --------      --------      --------
Net asset value at end of period......      $ 12.92       $  12.88      $ 15.21       $  15.14      $ 14.57       $  14.50
                                            ========      ========      ========      ========      ========      ========
Total investment return...............        (6.24%)(b)     (6.32%)(b)   11.18%         10.96%        5.58%(b)       5.31%(b)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income................         3.12%+         2.87%+       3.45%          3.20%        3.40%+         3.15%+
 Net expenses.........................         0.83%+         1.08%+       0.83%          1.08%        0.78%+         1.03%+
 Expenses (before reimbursement)......         0.86%+         1.11%+       0.83%          1.08%        0.78%+         1.03%+
Portfolio turnover rate...............            2%             2%          49%            49%          18%            18%
Net assets at end of period (in
 000's)...............................      $499,769      $ 25,857      $561,329      $ 27,978      $513,860      $ 29,087

------------
 *   The Fund changed its fiscal year end from December 31 to October 31.
**   Unaudited.
 +   Annualized.
(a)  Less than one cent per share.
(b)  Total return is not annualized.
(c) These amounts take into account amortization premium as required per recent implementation of SAP 74, as discussed in Note 2F of the financial statements.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

     NO-LOAD    SERVICE    NO-LOAD    SERVICE    NO-LOAD    SERVICE    NO-LOAD    SERVICE
      CLASS      CLASS      CLASS      CLASS      CLASS      CLASS      CLASS      CLASS
     --------   --------   --------   --------   --------   --------   --------   --------
                                    YEAR ENDED DECEMBER 31
     -------------------------------------------------------------------------------------
            1998                  1997                  1996                  1995
     -------------------   -------------------   -------------------   -------------------
     $ 14.83    $  14.81   $ 13.19    $  13.19   $ 11.79    $  11.79   $ 10.67    $  10.67
     --------   --------   --------   --------   --------   --------   --------   --------
        0.43        0.39      0.34        0.31      0.38        0.34      0.48        0.47
        2.70        2.69      3.15        3.13      1.53        1.53      2.39        2.39
        0.02        0.02     (0.00)(a)   (0.00)(a) (0.00)(a)   (0.00)(a) (0.01)      (0.01)
     --------   --------   --------   --------   --------   --------   --------   --------
        3.15        3.10      3.49        3.44      1.91        1.87      2.86        2.85
     --------   --------   --------   --------   --------   --------   --------   --------
       (0.43)      (0.39)    (0.34)      (0.31)    (0.38)      (0.34)    (0.48)      (0.47)
       (2.19)      (2.19)    (1.51)      (1.51)    (0.13)      (0.13)    (1.18)      (1.18)
          --          --        --          --        --          --     (0.08)      (0.08)
     --------   --------   --------   --------   --------   --------   --------   --------
       (2.62)      (2.58)    (1.85)      (1.82)    (0.51)      (0.47)    (1.74)      (1.73)
     --------   --------   --------   --------   --------   --------   --------   --------
     $ 15.36    $  15.33   $ 14.83    $  14.81   $ 13.19    $  13.19   $ 11.79    $  11.79
     ========   ========   ========   ========   ========   ========   ========   ========
       21.31%      21.00%    26.69%      26.30%    16.16%      15.89%    26.81%      26.70%
        2.64%       2.39%     2.27%       2.02%     2.99%       2.74%     4.03%       3.78%
        0.80%       1.05%     0.76%       1.01%     0.70%       0.95%     0.70%       0.95%
        0.80%       1.05%     0.76%       1.01%     0.75%       1.00%     0.77%       1.02%
          55%         55%       19%         19%      103%        103%      261%        261%
     $500,449   $ 16,853   $414,824   $  9,889   $323,790   $  5,508   $273,351   $  3,536

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

International Equity Fund
--------------------------------------------------------------------------------

International stock markets remained gener-ally volatile and sluggish during the six months ended April 30, 2001. In U.S. dollar terms, the Morgan Stanley Capital International EAFE Index(1) was down 8.11% for the period, with only three countries recording gains in local currency terms and only five advancing in U.S. dollar terms.

With global growth at its slowest since 1998, widespread monetary easing remains likely in the near term. In the United States, a 200 basis-point reduction in the targeted federal funds rate in the first four months of 2001 has signaled the Federal Reserve's resolve to restore consumer confidence, amid slower growth, several earnings disappointments, and increasing concern over layoffs.

In Europe, economic growth also appears to be slowing, as job creation moderates, and we anticipate that the European Central Bank may nudge interest rates down further as a stimulus to economic expansion. Mean-while, the Japanese outlook continues to deteriorate, as neither the political climate nor signals from the corporate sector suggest that a rapid recovery is likely in the near future.

PERFORMANCE REVIEW

For the six months ended April 30, 2001, Eclipse International Equity Fund returned -6.16% for No-Load Class shares and -6.34% for Service Class shares. Both share classes outperformed the -9.48% return of the average Lipper(2) international fund over the same period. Both share classes also outperformed the -8.11% return of the MSCI EAFE Index for the six months ended April 30, 2001.

EUROPEAN MARKETS

During the reporting period, Finland and Sweden were among the worst-performing European markets, due to major sell-offs in telecommunications stocks such as Nokia Oyj and Eriksson. Fortunately, the Fund reduced its position in Nokia when the company reduced its sales projections for mobile handsets. The sale had a positive impact on performance.

In the United Kingdom, the Fund's second-largest country weighting, the Monetary Policy Committee's decision to continue easing interest rates had a positive general effect, but not enough to stave off negative returns in both local currency and U.S. dollar terms.

Of the core European markets, the Fund favors Germany, which was down 7.55% for the six months ended April 30, 2001. We believe that landmark pension reforms are likely to stimulate private investment in retirement savings. This comes on the heels of positive tax changes announced earlier in the reporting period.

The Fund's Irish investments began to show more promise, as the Irish equity market was one of only a handful of European markets to record positive returns in U.S. dollar terms for the reporting period. Spain, which gained 3.70% in U.S. dollar terms, was among the Fund's strongest markets, and the Fund benefited from diversified holdings in that nation.

Throughout Europe, the Fund continues to be overweighted in banks, pharmaceuticals, and consumer nondurables over technology, media, and telecommunications stocks.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. Investments in foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets.
(1) The Morgan Stanley Capital International Europe, Australasia and Far East Index--the EAFE Index--is an unmanaged index generally considered to be representative of the international stock market. Results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.
(2) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

--------------------------------------------------------------------------------

PACIFIC INVESTMENTS

Japan remained weak throughout the six-month reporting period, and the Fund benefited by maintaining an underweighted position in Japanese stocks relative to its benchmark. The Bank of Japan has recently been easing interest rates, but with sluggish demand from abroad, we believe much more will be needed before investors are likely to show a strong interest in Japanese equities.

In Japan, the Fund continues to favor large-capitalization companies with broad global reach. Toshiba, NEC, Pioneer, Sony, and Toyota are among the companies we believe have a sufficient international franchise to continue to show strong relative perfor-mance, even if there are some bumps along the way.

Elsewhere in the Pacific Rim, New Zealand stock made up the best-performing market in the MSCI EAFE Index for the six-month reporting period. Australian equities also provided positive returns. The Fund's only New Zealand stock, was Telecom Corp. of New Zealand, which closely tracked the market's performance, gaining over 20% in U.S. dollar terms over the reporting period. The Fund also benefited from diversified holdings in Australia, including companies in natural resources, energy, business services, public relations, banking, and broadcasting.

CURRENCIES

Generally speaking, stocks in Australia, Japan, Singapore, and the U.K. did better in local currency terms than they did in U.S. dollars. Nevertheless, the dollar remained strong throughout the reporting period, with the euro experiencing a brief rally, but otherwise remaining weak. The Fund remains cautious on the currency front and will use options when appropriate to hedge the Fund's euro exposure. Despite the yen's recent strengthening relative to the U.S. dollar, we remain uncertain about the currency's long-term prospects and have kept the Fund strategically underweighted in the yen.

LOOKING AHEAD

We continue to seek companies and industries that can grow earnings quickly, either by organic means or through consolidation and cost reduction. We believe that countries with dynamic financial markets, flexible labor relations, and adaptive business structures are most likely to benefit from economic restructuring.

While we anticipate that monetary easing is likely to continue in the coming months until the world economy can reestablish a strong growth trajectory. Until that happens, we will continue to seek out companies that have solid fundamentals and strong prospects for growth within their markets and peer groups.

Whatever the markets, currencies, or the global economy may bring, the Fund will continue to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities, with current income as a secondary objective.

RUPAL BHANSALI
Portfolio Manager
MacKay Shields LLC

                          $10,000 INVESTED IN ECLIPSE
                          INTERNATIONAL EQUITY FUND VS
                                MSCI EAFE INDEX
                              NO-LOAD CLASS SHARES
[No-Load Class Shares Line Graph]

                                                                 INTERNATIONAL EQUITY FUND               MSCI EAFE INDEX
                                                                 -------------------------               ---------------
7/31/92                                                                   10000.00                           10000.00
92                                                                         9463.00                           10015.00
93                                                                        11831.00                           13276.00
94                                                                        12820.00                           14309.00
95                                                                        13739.00                           15914.00
96                                                                        15400.00                           16875.00
97                                                                        16238.00                           17175.00
98                                                                        19877.00                           20610.00
99                                                                        25603.00                           26169.00
00                                                                        20487.00                           22460.00
01 as of 4/30/01                                                        $ 18786.00                         $ 20708.00

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 7/31/92.*

                          $10,000 INVESTED IN ECLIPSE
                          INTERNATIONAL EQUITY FUND VS
                                MSCI EAFE INDEX
                              SERVICE CLASS SHARES
[Service Class Shares Line Graph]

                                                                 INTERNATIONAL EQUITY FUND               MSCI EAFE INDEX
                                                                 -------------------------               ---------------
7/31/92                                                                   10000.00                           10000.00
92                                                                         9463.00                           10015.00
93                                                                        11831.00                           13276.00
94                                                                        12820.00                           14309.00
95                                                                        13699.00                           15914.00
96                                                                        15287.00                           16875.00
97                                                                        16032.00                           17175.00
98                                                                        19591.00                           20610.00
99                                                                        25159.00                           26169.00
00                                                                        20075.00                           22460.00
01 as of 4/30/01                                                        $ 18402.00                         $ 20708.00

                                                 TOTAL RETURN(*,+)        AVERAGE ANNUAL TOTAL RETURN(*,+)
                 PERFORMANCE                    AS OF APRIL 30, 2001            AS OF APRIL 30, 2001
--------------------------------------------------------------------------------------------------------------
                                                  SIX-MONTH PERIOD     ONE YEAR   FIVE YEARS   SINCE INCEPTION
--------------------------------------------------------------------------------------------------------------
International Equity Fund No-Load Class(*)             -6.16%           -18.49%      4.73%           7.47%
International Equity Fund Service Class(*,+)           -6.34            -18.71       4.42            7.22
Average Lipper international fund(++)                  -9.48            -18.18       5.60            8.57
MSCI EAFE Index(sec.)                                  -8.11            -16.39       4.21            8.67

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

1992                      1993         1994         1995         1996         1997         1998         1999         2000
----                      ----         ----         ----         ----         ----         ----         ----         ----
-5.37                    25.03         8.36         7.17        12.09         5.44        22.41        11.23        -9.44

1992                      2001
----                      ----
-5.37                    -6.16

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

(*) The inception date of Eclipse International Equity Fund's predecessor separate account ("Separate Account") is 7/31/92. Performance figures, and, in the case of the graphs reflecting the investment of $10,000, investment results include the historical performance of the Separate Account for the period prior to Eclipse International Equity Fund's commencement of operations on 1/1/95. MacKay Shields LLC, Eclipse International Equity Fund's subadvisor, served as investment advisor to the Separate Account, and the investment objective, policies, restrictions, guidelines, and management style of the Separate Account were substantially similar to those of Eclipse International Equity Fund. Performance figures and investment results for the period prior to 1/1/95 have been calculated using the Separate Account's expense structure, which generally was higher than the expense structure of Eclipse International Equity Fund. The Separate Account was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed under the 1940 Act. If the Separate Account had been registered under the 1940 Act, the Separate Account's performance and investment results may have been adversely affected.

(+) Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

(++) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

(sec.) The Morgan Stanley Capital International Europe, Australasia, and Far
       East Index--the EAFE Index--is an unmanaged index generally considered to be representative of the international stock market. Returns assume the reinvestment of all dividend and capital gain distributions. An investment cannot be made directly into an index.

                                                              ECLIPSE FUNDS INC.

INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Unaudited)


COMMON STOCKS (91.7%)+
                                    SHARES         VALUE
                                  ------------------------
AUSTRALIA (2.1%)
AMP, Ltd. (insurance)...........        9,525   $    97,307
Commonwealth Bank of Australia
 (banking)......................        5,547        81,716
National Australia Bank, Ltd.
 (banking)......................       15,080       231,857
News Corp., Ltd. (The)
 (broadcasting & publishing)....       17,482       166,327
Telstra Corp., Ltd.
 (telecommunications)...........       44,100       150,250
                                                -----------
                                                    727,457
                                                -----------
BELGIUM (1.0%)
Electrabel, S.A. (utilities-
 electrical & gas)..............          691       151,078
Fortis AG (insurance)...........        8,247       212,043
                                                -----------
                                                    363,121
                                                -----------
FINLAND (2.4%)
Nokia Oyj Class A (electrical &
 electronics)...................       21,050       696,130
UPM-Kymmene Oyj (forest products
 & paper).......................        5,450       170,811
                                                -----------
                                                    866,941
                                                -----------
FRANCE (13.5%)
Alcatel, S.A. (electrical &
 electronics)...................        6,540       212,801
Aventis, S.A. (health & personal
 care)..........................        1,500       116,101
AXA, S.A. (insurance)...........        1,577       185,957
BNP Paribas, S.A. (banking).....        1,900       168,791
Dexia (business & public
 services)......................        4,750       748,435
France Telecom, S.A.
 (telecommunications)...........        3,886       282,518
Groupe Danone, S.A. (food &
 household products)............        5,406       702,171
L'Oreal, S.A. (health & personal
 care)..........................        2,975       216,419
Pernod-Ricard, S.A. (beverages &
 tobacco).......................        1,377        95,410
Pinault-Printemps-Redoute, S.A.
 (merchandising)................          604       103,942
PSA Peugeot Citroen, S.A.
 (automobiles)..................          802       228,889
Renault, S.A. (automobiles).....        2,093       107,536
Sanofi-Synthelabo, S.A. (health
 & personal care)...............        6,100       365,600
Societe Generale, S.A. Class A
 (banking) (a)..................        2,180       140,514
Suez Lyonnaise des Eaux, S.A.
 (business & public services)...        1,101       162,627
Suez Lyonnaise des Eaux, S.A.
 Strip (business & public
 services) (c)..................        1,160            10

                                       SHARES      VALUE
                                  -------------------------
FRANCE (CONTINUED)
Total Fina Elf, S.A. (energy
 sources) (b)...................        4,105   $   611,437
Total Fina Elf, S.A. Strip
 (energy sources) (c)...........        1,445            13
Vivendi Universal, S.A. (multi-
 industry) (b)..................        5,086       351,948
                                                -----------
                                                  4,801,119
                                                -----------
GERMANY (6.7%)
Allianz AG Registered
 (insurance)....................          945       271,879
Bayer AG (chemicals)............        5,692       238,702
Bayerische Motoren Werke (BMW)
 AG (automobiles)...............        5,370       179,016
DaimlerChrysler AG
 (automobiles)..................        3,485       174,420
Deutsche Bank AG (banking)......        2,841       231,103
Deutsche Telekom AG
 (telecommunications) (b).......        8,416       219,372
Dresdner Bank AG (banking)......        4,546       206,966
E.On AG (utilities-electrical &
 gas)...........................        6,857       344,400
Karstadt AG (merchandising).....        3,786       116,812
Metro AG (merchandising)........        2,653       120,666
Muenchener Rueckversicherungs-
 Gesellschaft AG Registered
 (insurance)....................          404       114,441
RWE AG (utilities-electrical &
 gas)...........................        4,258       164,597
                                                -----------
                                                  2,382,374
                                                -----------
HONG KONG (4.0%)
Cheung Kong (Holdings) Ltd.
 (real estate)..................       22,000       245,417
Hang Seng Bank, Ltd. (banking)..       18,600       219,413
Hongkong Electric Holdings Ltd.
 (utilities-electrical & gas)...      280,000       954,997
                                                -----------
                                                  1,419,827
                                                -----------
IRELAND (1.2%)
Allied Irish Banks PLC
 (banking)......................       20,171       221,758
CRH PLC (building materials &
 components)....................       11,489       193,334
                                                -----------
                                                    415,092
                                                -----------
ITALY (2.7%)
ENI S.p.A. (energy sources).....       55,832       382,146
Telecom Italia S.p.A.
 (telecommunications)...........       14,507       161,160
Telecom Italia Mobile S.p.A.
 (telecommunications)...........       41,466       284,920
UniCredito Italiano S.p.A.
 (banking)......................       29,465       138,978
                                                -----------
                                                    967,204
                                                -----------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2001 (Unaudited)

COMMON STOCKS (CONTINUED)
                                       SHARES       VALUE
                                  -------------------------
JAPAN (14.6%)
Canon, Inc. (data processing &
 reproduction)..................        7,000   $   274,825
Hitachi, Ltd. (electrical &
 electronics)...................       14,000       135,769
Honda Motor Co., Ltd.
 (automobiles)..................        5,000       201,161
Ito-Yokado Co., Ltd.
 (merchandising)................        4,000       223,098
Matsushita Electric Industrial
 Co., Ltd. (appliances &
 household durables)............       10,000       166,757
Mitsubishi Electric Corp.
 (electrical & electronics).....       14,000        83,864
Mitsubishi Tokyo Financial
 Group, Inc. (banking)..........           23       234,593
Mizuho Holdings, Inc. (financial
 services)......................           52       320,335
Murata Manufacturing Co., Ltd.
 (electronic components &
 instruments)...................        1,200       100,928
Nippon Telegraph & Telephone
 Corp. (telecommunications).....           34       216,056
Nissan Motor Co., Ltd.
 (automobiles)..................       17,000       116,560
Nomura Securities Co., Ltd.
 (financial services)...........        9,000       190,152
NTT Mobile Communications
 Network, Inc.
 (telecommunications)...........           10       205,613
OKI Electric Industries Co.,
 Ltd. (electrical &
 electronics)...................       32,000       158,014
Rohm Co., Ltd. (electronic
 components & instruments)......          500        88,235
Sankyo Co., Ltd. (health &
 personal care).................        5,000       104,426
Shiseido Co., Ltd. (health &
 personal care).................       33,000       367,578
Sony Corp. (appliances &
 household durables)............        3,800       284,232
Sumitomo Mitsui Banking Corp.
 (banking)......................       24,600       229,804
Takeda Chemical Industries, Ltd.
 (health & personal care).......        4,000       192,985
Tokio Marine & Fire Insurance
 Co., Ltd. (insurance)..........       16,000       168,376
Toshiba Corp. (electrical &
 electronics)...................       31,000       203,516
Toyota Motor Corp.
 (automobiles)..................       16,700       555,617
Yamanouchi Pharmaceutical Co.,
 Ltd. (health & personal
 care)..........................       13,000       359,904
                                                -----------
                                                  5,182,398
                                                -----------
NETHERLANDS (7.7%)
ABN AMRO Holding N.V.
 (banking)......................        7,896       158,914
Akzo Nobel N.V. (chemicals).....        2,253        93,783

                                       SHARES       VALUE
                                  -------------------------
NETHERLANDS (CONTINUED)
Heineken N.V. (beverages &
 tobacco).......................        2,334   $   120,952
ING Groep N.V. (financial
 services)......................        5,229       356,837
Koninklijke Ahold N.V.
 (merchandising)................        3,200        99,300
Koninklijke (Royal) Philips
 Electronics N.V. (appliances &
 household durables)............       10,095       296,343
Royal Dutch Petroleum Co.
 (energy sources)...............        7,645       456,843
TNT Post Group N.V. (business &
 public services)...............       31,854       749,821
Unilever (CVA) N.V. (food &
 household products)............        7,300       412,926
                                                -----------
                                                  2,745,719
                                                -----------
PORTUGAL (0.6%)
Banco Comercial Portugues, S.A.
 Registered (banking)...........       44,649       191,596
Banco Comercial Portugues,
 S.A. -- Rights (banking).......       44,649         5,146
                                                -----------
                                                    196,742
                                                -----------
SINGAPORE (2.4%)
DBS Group Holdings, Ltd.
 (banking)......................       62,000       541,202
Singapore Press Holdings Ltd.
 (broadcasting & publishing)....       26,000       298,326
                                                -----------
                                                    839,528
                                                -----------
SPAIN (1.3%)
Endesa, S.A.
 (utilities-electrical & gas)...        7,305       122,991
Gas Natural SDG, S.A.
 (utilities-electrical & gas)...        3,122        54,252
Iberdrola, S.A. (utilities-
 electrical & gas)..............        9,307       137,224
Repsol, S.A. (energy sources)...        7,368       136,529
                                                -----------
                                                    450,996
                                                -----------
SWEDEN (4.0%)
AstraZeneca AB Series A (health
 & personal care)...............        5,884       274,980
Nordea AB FDR (banking).........      175,713     1,051,567
Svenska Handelsbanken Series A
 (banking)......................        5,963        88,827
                                                -----------
                                                  1,415,374
                                                -----------
SWITZERLAND (8.6%)
Credit Suisse Group Registered
 (banking)......................        1,377       256,764
Nestle S.A. Registered (food &
 household products)............          231       478,271
Novartis AG Registered (health &
 personal care).................          666     1,034,951
Roche Holdings AG Genusscheine
 (health & personal care).......           47       337,553

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

COMMON STOCKS (CONTINUED)
                                       SHARES      VALUE
                                  -------------------------
SWITZERLAND (CONTINUED)
Swiss Re Registered
 (insurance)....................          103   $   202,747
UBS AG Registered (banking).....        2,636       401,120
Zurich Financial Services AG
 (insurance)....................        1,005       357,418
                                                -----------
                                                  3,068,824
                                                -----------
UNITED KINGDOM (18.4%)
Abbey National PLC (banking)....       11,184       198,425
Amvescap PLC (financial
 services)......................       10,200       190,016
Barclays PLC (banking)..........        9,119       293,568
Bass PLC (leisure & tourism)....       22,140       243,603
BG Group PLC (utilities-
 electrical & gas)..............       27,469       108,082
Boots Co. PLC (merchandising)...       10,153        89,704
BP Amoco PLC (energy sources)...       46,916       420,889
British Telecommunications PLC
 (telecommunications)...........       26,142       208,714
Diageo PLC (beverages &
 tobacco).......................       20,470       215,270
GlaxoSmithKline PLC (health &
 personal care).................       27,421       724,651
Great Universal Stores PLC (The)
 (merchandising)................       12,557        96,929
HSBC Holdings PLC (banking).....       13,055       172,034
Imperial Chemical Industries PLC
 (chemicals)....................       27,099       160,521
Kingfisher PLC
 (merchandising)................       36,662       236,052
Lattice Group PLC (utilities-
 electrical & gas)..............       27,469        51,290
Lloyds TSB Group PLC (banking)..       62,822       653,019
Prudential PLC (insurance)......       61,562       720,518
Rentokil Initial PLC (business &
 public services)...............       64,000       173,985
Rio Tinto PLC Registered
 (metals-nonferrous)............        8,805       178,390
Royal Bank of Scotland Group PLC
 (banking)......................       13,137       304,314
Sainsbury (J.) PLC
 (merchandising)................       14,547        82,683
Tesco PLC (merchandising).......       43,914       157,080
Vodafone Group PLC
 (telecommunications)...........      280,876       852,984
                                                -----------
                                                  6,532,721
                                                -----------
UNITED STATES (0.5%)
Pharmacia Corp. SDR (health &
 personal care).................        3,720       194,132
                                                -----------
Total Common Stocks
 (Cost $35,832,386).............                 32,569,569
                                                -----------
PURCHASED OPTIONS (0.4%)
                                     NOTIONAL
                                      AMOUNT        VALUE
                                  -------------------------
UNITED STATES (0.4%)
U.S. Dollar Call/Euro Put
 Strike price E0.91
 Expire 6/19/01 (a)(d)(g).......    3,700,000   $   124,283
U.S. Dollar Call/Japanese Yen
 Put
 Strike price Y128.5
 Expire 8/15/01 (a)(d)(g).......    3,920,000        30,223
                                                -----------
Total Purchased Options
 (Cost $107,617)................                    154,506
                                                -----------
SHORT-TERM INVESTMENT (5.9%)
                                   PRINCIPAL
                                    AMOUNT
                                  -----------
COMMERCIAL PAPER (5.9%)
UNITED STATES (5.9%)
UBS Finance Delaware LLC
 4.65%, due 5/1/01
 (financial services)...........  $ 2,080,000     2,080,000
                                                -----------
Total Short-Term Investment
 (Cost $2,080,000)..............                  2,080,000
                                                -----------
Total Investments
 (Cost $38,020,003) (e).........         98.0%   34,804,075(f)
Cash and Other Assets, Less
 Liabilities....................          2.0       697,687
                                  -----------   -----------
Net Assets......................        100.0%  $35,501,762
                                  ===========   ===========
WRITTEN CALL OPTION (-0.1%)
                                   NOTIONAL
                                    AMOUNT
                                  -----------
UNITED STATES (-0.1%)
U.S. Dollar Call/Euro Put
 Strike price E0.85
 Expire 6/25/01 (a)(d)(g).......   (3,700,000)  $   (21,127)
                                                -----------
Total Written Call Option
 (Premium $35,150)..............                $   (21,127)
                                                ===========

------------
(a)  Non-income producing security.
(b)  Segregated for foreign currency forward contracts.
(c) Strip securities represent a secondary class of shares traded in the foreign market.
(d)  Fair valued security.
(e)  The cost for federal income tax purposes is $39,332,131.
(f) At April 30, 2001 net unrealized depreciation for securities was $4,528,057, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $2,036,506 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $6,564,563.
(g)  The following abbreviations are used in the above portfolio:
     E--Euro
     Y--Japanese Yen

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2001 (Unaudited)

The table below sets forth the diversification of International Equity Fund investments excluding currency options by industry.
INDUSTRY DIVERSIFICATION

                                   VALUE      PERCENT +
                                -----------------------
Appliances & Household
  Durables...................   $   747,332       2.1%
Automobiles..................     1,563,197       4.4
Banking......................     6,742,327      19.0
Beverages & Tobacco..........       431,632       1.2
Broadcasting & Publishing....       464,652       1.3
Building Materials &
  Components.................       193,334       0.5
Business & Public Services...     1,834,878       5.2
Chemicals....................       493,006       1.4
Data Processing &
  Reproduction...............       274,825       0.8
Electrical & Electronics.....     1,490,095       4.2
Electronic Components &
  Instruments................       189,164       0.5
Energy Sources...............     2,007,857       5.7
Financial Services...........     2,817,004       7.9
Food & Household Products....     1,593,368       4.5
Forest Products & Paper......       170,811       0.5
Health & Personal Care.......     4,289,278      12.1
Insurance....................     2,330,685       6.6
Leisure & Tourism............       243,603       0.7
Merchandising................     1,326,266       3.7
Metals -- Nonferrous.........       178,390       0.5
Multi-Industry...............       351,948       1.0
Real Estate..................       245,417       0.7
Telecommunications...........     2,581,588       7.3
Transportation -- Road &
  Rail.......................        51,290       0.1
Utilities -- Electrical &
  Gas........................     2,037,622       5.7
                                -----------     -----
                                 34,649,569      97.6
Cash and Other Assets,
  Less Liabilities...........       852,193       2.4
                                -----------     -----
Net Assets...................   $35,501,762     100.0%
                                ===========     =====

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

INTERNATIONAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2001 (Unaudited)


ASSETS:
 Investment in securities, at value (identified
   cost $38,020,003)..............................  $ 34,804,075
 Cash denominated in foreign currencies
   (identified cost $3,726,899)...................     3,727,075
 Receivables:
   Investment securities sold.....................     1,453,684
   Dividends and interest.........................       423,356
   Fund shares sold...............................        36,184
 Unrealized appreciation on foreign currency
   forward contracts (Note 2J)....................       324,731
                                                    ------------
       Total assets...............................    40,769,105
                                                    ------------
LIABILITIES:
 Written call option, at value (premium received
   $35,150) (Note 2K).............................        21,127
 Payables:
   Investment securities purchased................     4,760,467
   Custodian......................................       227,493
   Professional...................................        28,288
   Fund shares redeemed...........................        22,304
   Manager........................................        10,885
   Transfer agent.................................         9,619
 Accrued expenses.................................        13,254
 Unrealized depreciation on foreign currency
   forward contracts (Note 2J)....................       173,906
                                                    ------------
       Total liabilities..........................     5,267,343
                                                    ------------
 Net assets.......................................  $ 35,501,762
                                                    ============
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class..................................  $      3,612
   Service Class..................................            43
 Additional paid-in capital.......................    42,992,268
 Accumulated undistributed net investment income..       682,743
 Accumulated net realized loss on investments.....    (3,861,288)
 Accumulated net realized loss on foreign currency
   transactions...................................    (1,217,862)
 Net unrealized depreciation on investments and
   written call option............................    (3,201,905)
 Net unrealized appreciation on translation of
   other assets and liabilities in foreign
   currencies and foreign currency forward
   contracts......................................       104,151
                                                    ------------
 Net assets.......................................  $ 35,501,762
                                                    ============
No-Load Class
 Net assets applicable to outstanding shares......  $ 35,093,167
                                                    ============
 Shares of capital stock outstanding..............     3,611,893
                                                    ============
 Net asset value per share outstanding............  $       9.72
                                                    ============
Service Class
 Net assets applicable to outstanding shares......  $    408,595
                                                    ============
 Shares of capital stock outstanding..............        42,682
                                                    ============
 Net asset value per share outstanding............  $       9.57
                                                    ============

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001
(Unaudited)

INVESTMENT INCOME:
 Income:
   Dividends (a)..................................  $    813,293
   Interest.......................................        71,392
                                                    ------------
       Total income...............................       884,685
                                                    ------------
 Expenses:
   Manager........................................       498,297
   Custodian......................................        43,555
   Professional...................................        25,956
   Registration...................................        22,921
   Transfer agent.................................        22,726
   Shareholder communication......................         2,595
   Directors......................................         1,847
   Service........................................           704
   Miscellaneous..................................        21,351
                                                    ------------
       Total expenses before
        reimbursement.............................       639,952
   Expense reimbursement from Manager.............       (33,796)
                                                    ------------
       Net expenses...............................       606,156
                                                    ------------
 Net investment income............................       278,529
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
   Security transactions..........................    (3,659,347)
   Option transactions............................       341,369
   Foreign currency transactions..................    (1,217,862)
                                                    ------------
 Net realized loss on investments and foreign
   currency transactions..........................    (4,535,840)
                                                    ------------
 Net change in unrealized appreciation
   (depreciation) on investments:
   Security transactions..........................   (12,503,157)
   Written call option transactions...............       (68,400)
   Translation of other assets and liabilities in
     foreign currencies and foreign currency
     forward contracts............................     1,488,918
                                                    ------------
 Net unrealized loss on investments and foreign
   currency transactions..........................   (11,082,639)
                                                    ------------
 Net realized and unrealized loss on investments
   and foreign currency transactions..............   (15,618,479)
                                                    ------------
 Net decrease in net assets resulting from
   operations.....................................  $(15,339,950)
                                                    ============

------------
(a) Dividends recorded net of foreign withholding taxes of $93,781.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2001 (Unaudited) and the year ended October 31, 2000

                                                                  2001            2000
                                                              -------------   -------------
DECREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $     278,529   $     616,639
    Net realized gain (loss) on investments and foreign
     currency transactions..................................     (4,535,840)      9,434,868
    Net change in unrealized appreciation (depreciation) on
     investments and foreign currency transactions..........    (11,082,639)    (24,787,595)
                                                              -------------   -------------
    Net decrease in net assets resulting from operations....    (15,339,950)    (14,736,088)
                                                              -------------   -------------
  Distributions to shareholders:
    From net realized gain on investments:
      No-Load Class.........................................    (13,359,265)     (6,179,521)
      Service Class.........................................        (88,475)        (21,785)
                                                              -------------   -------------
        Total distributions to shareholders.................    (13,447,740)     (6,201,306)
                                                              -------------   -------------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................     34,512,915      60,734,333
      Service Class.........................................      1,990,157          31,691
    Net asset value of shares issued to shareholders in
     reinvestment of distributions:
      No-Load Class.........................................     13,357,191       6,178,334
      Service Class.........................................         88,475          21,782
                                                              -------------   -------------
                                                                 49,948,738      66,966,140
    Cost of shares redeemed:
      No-Load Class.........................................   (125,418,405)    (57,654,290)
      Service Class.........................................     (2,042,699)       (171,481)
                                                              -------------   -------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................    (77,512,366)      9,140,369
                                                              -------------   -------------
      Net decrease in net assets............................   (106,300,056)    (11,797,025)
NET ASSETS:
  Beginning of period.......................................    141,801,818     153,598,843
                                                              -------------   -------------
  End of period.............................................  $  35,501,762   $ 141,801,818
                                                              =============   =============
  Accumulated undistributed net investment income at end of
    period..................................................  $     682,743   $     404,214
                                                              =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                            NO-LOAD       SERVICE       NO-LOAD       SERVICE       NO-LOAD       SERVICE
                                             CLASS         CLASS         CLASS         CLASS         CLASS         CLASS
                                            --------      --------      --------      --------      --------      --------
                                                                                                       JANUARY 1, 1999
                                               SIX MONTHS ENDED               YEAR ENDED                   THROUGH
                                               APRIL 30, 2001**            OCTOBER 31, 2000           OCTOBER 31, 1999*
                                            ----------------------      ----------------------      ----------------------
Net asset value at beginning of
 period...............................      $ 11.44       $  11.30      $ 13.10       $  12.97      $ 11.81       $  11.72
                                            --------      --------      --------      --------      --------      --------
Net investment income.................         0.03(a)        0.03(a)      0.05           0.02         0.10           0.05
Net realized and unrealized gain
 (loss) on investments................        (0.66)         (0.67)       (0.81)         (0.79)        1.30           1.31
Net realized and unrealized gain
 (loss) on foreign currency
 transactions.........................         0.01           0.01        (0.37)         (0.37)       (0.08)         (0.08)
                                            --------      --------      --------      --------      --------      --------
Total from investment operations......        (0.62)         (0.63)       (1.13)         (1.14)        1.32           1.28
                                            --------      --------      --------      --------      --------      --------
Less dividends and distributions:
From net investment income and net
 realized gain on foreign currency
 transactions.........................           --             --           --             --           --             --
From net realized gain on
 investments..........................        (1.10)         (1.10)       (0.53)         (0.53)          --             --
In excess of net investment income....           --             --           --             --        (0.03)         (0.03)
                                            --------      --------      --------      --------      --------      --------
Total dividends and distributions.....        (1.10)         (1.10)       (0.53)         (0.53)       (0.03)         (0.03)
                                            --------      --------      --------      --------      --------      --------
Net asset value at end of period......      $  9.72       $   9.57      $ 11.44       $  11.30      $ 13.10       $  12.97
                                            ========      ========      ========      ========      ========      ========
Total investment return...............        (6.16%)(c)     (6.34%)(c)   (9.44%)        (9.62%)      11.23%(c)      10.96%(c)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income................         0.64%+         0.39%+       0.38%          0.13%        1.00%+         0.75%+
 Net expenses.........................         1.03%+         1.28%+       1.03%          1.28%        1.01%+         1.26%+
 Expenses (before reimbursement)......         1.09%+         1.34%+       1.03%          1.28%        1.01%+         1.26%+
Portfolio turnover rate...............           16%            16%          39%            39%          35%            35%
Net assets at end of period (in
 000's)...............................      $35,093       $    409      $141,316      $    486      $152,928      $    671

------------
 *   The Fund changed its fiscal year end from December 31 to October 31.
**   Unaudited.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

     NO-LOAD    SERVICE    NO-LOAD    SERVICE    NO-LOAD    SERVICE    NO-LOAD    SERVICE
      CLASS      CLASS      CLASS      CLASS      CLASS      CLASS      CLASS      CLASS
     --------   --------   --------   --------   --------   --------   --------   --------
                                    YEAR ENDED DECEMBER 31
     -------------------------------------------------------------------------------------
            1998                  1997                  1996                  1995
     -------------------   -------------------   -------------------   -------------------
     $  9.93    $   9.85   $ 10.63    $  10.58   $ 10.35    $  10.33   $ 10.00    $  10.00
     --------   --------   --------   --------   --------   --------   --------   --------
        0.13        0.11      1.14        1.11      0.64        0.62      0.36        0.35
        2.12        2.11     (0.10)      (0.10)     0.09        0.09      0.17        0.16
       (0.03)      (0.03)    (0.49)      (0.52)     0.51        0.48      0.18        0.17
     --------   --------   --------   --------   --------   --------   --------   --------
        2.22        2.19      0.55        0.49      1.24        1.19      0.71        0.68
     --------   --------   --------   --------   --------   --------   --------   --------
       (0.24)      (0.22)    (0.96)      (0.93)    (0.84)      (0.82)    (0.10)      (0.09)
          --          --     (0.29)      (0.29)    (0.12)      (0.12)    (0.26)      (0.26)
       (0.10)      (0.10)       --          --        --          --     (0.00)(b)   (0.00)(b)
     --------   --------   --------   --------   --------   --------   --------   --------
       (0.34)      (0.32)    (1.25)      (1.22)    (0.96)      (0.94)    (0.36)      (0.35)
     --------   --------   --------   --------   --------   --------   --------   --------
     $ 11.81    $  11.72   $  9.93    $   9.85   $ 10.63    $  10.58   $ 10.35    $  10.33
     ========   ========   ========   ========   ========   ========   ========   ========
       22.41%      22.20%     5.44%       4.88%    12.09%      11.59%     7.17%       6.86%
        1.14%       0.89%     1.23%       0.98%     0.83%       0.58%     1.05%       0.80%
        1.00%       1.25%     1.00%       1.25%     1.00%       1.25%     1.00%       1.25%
        1.03%       1.28%     1.04%       1.29%     1.07%       1.32%     1.07%       1.32%
          51%         51%       37%         37%       23%         23%       26%         26%
    $140,630    $    675  $113,774     $   607  $126,280    $    725   $96,714    $    213

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE Index Fund
--------------------------------------------------------------------------------

For the six months ended April 30, 2001, most international markets provided negative returns both in their local currencies and in U.S. dollar terms. Information-technology and telecommunications companies suffered from excess capacity and large inventories. An ensuing rash of earnings disappointments and layoffs drove investors away from these stocks.

In mid-April, the U.S. Federal Reserve boosted the stock market with a surprise rate cut. Even so, for the six months ended April 30, 2001, the MSCI World Information Technology Index suffered a decline of 35.48% in U.S. dollar terms, and the MSCI World Telecommunication Services Index dropped 21.82%, also in U.S. dollar terms.

Although many central banks have eased monetary policy to stave off the threat of recession, the European Central Bank remains the only major central bank that has yet to take action. Many investors fear that the current downturn in the European markets may be sustained by increasing pressure on corporate earnings in a slowing economic environment.

PERFORMANCE REVIEW

For the six months ended April 30, 2001, Eclipse EAFE Index Fund No-Load Class shares returned -8.32% and Service Class shares returned -8.48%. Both share classes outperformed the -9.48% return of the average Lipper(1) international fund for the same period. Both share classes underperformed the -8.11% return of the Morgan Stanley Capital International EAFE Index(2) for the six months ended April 30, 2001. Since the Fund faces real-world expenses that a hypothetical index does not, some underperformance is to be expected.

The decline in the technology and telecommunications sectors had a major impact on international markets, as did the rising cost of oil and natural gas. For U.S. investors, these difficulties took on even greater importance, as the U.S. dollar remained strong versus many major currencies.

For the six-month reporting period, the leading markets in the MSCI EAFE Index were New Zealand (+21.37%), Austria (+14.21%), Australia (+6.27%), Spain (+3.70%), and Ireland (+1.58%), all in U.S. dollar terms. The only other country to earn a positive total return in U.S. dollar terms for the reporting period was Portugal (+0.15%).

During the six months ended April 30, 2001, the five worst-performing markets in the Index were Sweden (-24.98%), Singapore (-18.15%), Finland (-16.97%), Japan (-10.50%), and Germany (-7.55%), all in U.S. dollar terms.

The Fund does not seek to emphasize markets based on their relative performance or growth potential. Rather, it seeks to reflect the performance of the MSCI EAFE Index by investing in a representative basket of securities in each of the markets included in the Index.

LOOKING AHEAD

If the European Central Bank decides to ease monetary policy, it may help reduce recessionary pressures. That would be likely to have a positive impact on the stock market.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
Index funds seek to match their indices, unlike other funds, which generally seek to beat an index or indices. Investments in foreign securities may be subject to greater risks than domestic investments. These risks include currency fluctuations, changes in U.S. or foreign tax or currency laws, and changes in monetary policies and economic and political conditions in foreign countries. These risks are likely to be greater for emerging markets than in developed markets.
(1) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.
(2) The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the EAFE Index--is an unmanaged index generally considered to be representative of the international stock market. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

Shifting currency values could also affect the performance of the MSCI EAFE Index for U.S. investors going forward.

Regardless of how the global economy or individual markets and currencies fare, the Fund will continue to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the MSCI EAFE Index.

JEFFERSON C. BOYCE
STEPHEN B. KILLIAN
Portfolio Managers
New York Life Investment Management LLC

                          $10,000 INVESTED IN ECLIPSE
                       EAFE INDEX FUND VS MSCI EAFE INDEX
                              NO-LOAD CLASS SHARES

[No-Load Class Shares Line Graph]

                                                                      EAFE INDEX FUND                    MSCI EAFE INDEX
                                                                      ---------------                    ---------------
1/2/91                                                                    10000.00                           10000.00
91                                                                        11010.00                           11212.00
92                                                                         9665.00                            9847.00
93                                                                        12464.00                           13053.00
94                                                                        13315.00                           14069.00
95                                                                        14518.00                           15646.00
96                                                                        15453.00                           16591.00
97                                                                        15515.00                           16887.00
98                                                                        18485.00                           20264.00
99                                                                        23333.00                           25729.00
00                                                                        19923.00                           22083.00
01 as of 4/30/01                                                        $ 18364.00                         $ 20360.00

                          $10,000 INVESTED IN ECLIPSE
                       EAFE INDEX FUND VS MSCI EAFE INDEX
                              SERVICE CLASS SHARES

[Service Class Shares Line Graph]

                                                                      MSCI EAFE INDEX                    EAFE INDEX FUND
                                                                      ---------------                    ---------------
1/2/91                                                                    10000.00                           10000.00
91                                                                        11010.00                           11212.00
92                                                                         9665.00                            9847.00
93                                                                        12464.00                           13053.00
94                                                                        13315.00                           14069.00
95                                                                        14465.00                           15646.00
96                                                                        15386.00                           16591.00
97                                                                        15397.00                           16887.00
98                                                                        18296.00                           20264.00
99                                                                        23046.00                           25729.00
00                                                                        19635.00                           22083.00
01 as of 4/30/01                                                        $ 18086.00                         $ 20360.00

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 1/2/91.

                                         TOTAL RETURN(*)       AVERAGE ANNUAL TOTAL RETURN(*)
             PERFORMANCE               AS OF APRIL 30, 2001         AS OF APRIL 30, 2001
-----------------------------------------------------------------------------------------------
                                       SIX-MONTH PERIOD       ONE YEAR   FIVE YEARS   TEN YEARS
-----------------------------------------------------------------------------------------------
EAFE Index Fund No-Load Class                  -8.32%          -16.44%      3.55%       5.34%
EAFE Index Fund Service Class(+)               -8.48           -16.64       3.30        5.17
Average Lipper international fund(++)          -9.48           -18.18       5.60        7.67
MSCI EAFE Index(sec.)                          -8.11           -16.39       4.21        6.50

YEAR-BY-YEAR AND SIX-MONTH PERFORMANCE
--------------------------------------------------------------------------------

                              NO-LOAD CLASS SHARES
[PERFORMANCE CHART]

1991                     1992        1993        1994        1995        1996        1997        1998        1999        2000
----                     ----        ----        ----        ----        ----        ----        ----        ----        ----
10.1                    -12.22       28.97       6.83        9.03        6.45        0.40        19.15       12.31       -3.52

1991                     2001
----                     ----
10.1                     -8.32

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

(*) Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

(+) Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the No-Load Class from the Fund's inception (1/2/91) up to 12/31/94. Performance figures for these two classes after this date will vary based on differences in their expense structures.

(++) Lipper Inc. is an independent fund performance monitor. Results are based on total returns with capital gain and dividend distributions reinvested.

(sec.) The Morgan Stanley Capital International Europe, Australasia, and Far
       East Index--the EAFE Index--is an unmanaged index generally considered to be representative of the international stock market. Results assume the reinvestment of all dividend and capital gain distributions. An investment cannot be made directly into an index.

                                                              ECLIPSE FUNDS INC.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Unaudited)


                 COMMON STOCKS (97.8%)+
                                 SHARES        VALUE
                                -----------------------
AUSTRALIA (2.7%)
AMP, Ltd. (insurance).........     5,737    $    58,609
BHP, Ltd. (energy sources)....     9,967        109,562
Boral, Ltd. (building
 materials & components)......     5,471          6,819
Brambles Industries, Ltd.
 (business & public
 services)....................     2,370         60,397
Coles Myer, Ltd.
 (merchandising)..............    12,025         42,505
Commonwealth Bank of Australia
 (banking)....................     8,887        130,919
Lend Lease Corp., Ltd. (real
 estate)......................     4,835         34,601
National Australia Bank, Ltd.
 (banking)....................     8,506        130,781
News Corp., Ltd. (The)
 (broadcasting &
 publishing)..................    11,665        110,983
OneSteel, Ltd.
 (metals-steel)...............     3,031          1,502
Pacific Dunlop, Ltd. (multi-
 industry)....................    13,161          7,597
Rio Tinto, Ltd. (metals-
 nonferrous)..................     3,205         60,509
Smith (Howard), Ltd. (multi-
 industry)....................     1,838          8,328
Telstra Corp., Ltd.
 (telecommunications).........    38,162        130,020
Westpac Banking Corp., Ltd.
 (banking)....................    10,150         67,815
WMC, Ltd.
 (metals-nonferrous)..........    10,972         52,738
                                            -----------
                                              1,013,685
                                            -----------
AUSTRIA (0.0%) (b)
Flughafen Wien AG (business &
 public services).............       148          5,131
Generali Holding Vienna AG
 (insurance)..................        74         13,030
                                            -----------
                                                 18,161
                                            -----------
BELGIUM (0.6%)
Electrabel, S.A. (utilities-
 electrical & gas)............       310         67,777
Fortis AG (insurance).........     2,968         76,312
KBC Bancassurance Holding N.V.
 (banking)....................     1,923         71,215
                                            -----------
                                                215,304
                                            -----------
DENMARK (0.8%)
A/S Dampskibsselskabet
 Svendborg Class B
 (transportation-shipping)....         6         68,351
Dampskibsselskabet af 1912 AS
 Class B (transportation-
 shipping)....................         8         67,472
Danske Bank AS (banking)......     1,990         32,031
FLS Industries AS Class B
 (machinery & engineering)....       335          4,855

                                  SHARES       VALUE
                                ------------------------
DENMARK (CONTINUED)
Novo Nordisk AS Class B
 (health & personal care).....     2,325    $    88,379
Novozymes AS Class B (health &
 personal care)...............       465          9,335
TDC AS (telecommunications)...     1,200         45,615
                                            -----------
                                                316,038
                                            -----------
FINLAND (2.1%)
Kesko Oyj Class B (wholesale &
 international trade).........       900          7,580
Kone Oyj Corp. Class B
 (machinery & engineering)....       222         14,860
Nokia Oyj Class A (electrical
 & electronics)...............    20,696        684,423
Pohjola Group Insurance Corp.
 Class B (insurance)..........       229          4,721
Sanitec Oyj (building
 materials & components)......       109          1,384
Sonera Oyj
 (telecommunications).........     4,600         50,857
Wartsila Oyj Class B (multi-
 industry)....................       339          7,589
                                            -----------
                                                771,414
                                            -----------
FRANCE (12.0%)
Accor, S.A. (leisure &
 tourism).....................     1,196         50,792
Air Liquide, S.A.
 (chemicals)..................     1,263        190,139
Alcatel, S.A. (electrical &
 electronics).................     5,306        172,648
Aventis, S.A. (health &
 personal care)...............     3,883        300,546
AXA, S.A. (insurance).........     1,890        222,865
BNP Paribas, S.A. (banking)...     2,077        184,516
Bouygues, S.A. (construction &
 housing).....................     1,972         84,307
Canal Plus (broadcasting &
 publishing)..................       748          2,673
Cap Gemini, S.A. (business &
 public services).............       680         98,211
Carrefour, S.A.
 (merchandising)..............     3,288        189,631
Casino Guichard-Perrachon,
 S.A. (merchandising).........       542         48,534
Compagnie de Saint-Gobain,
 S.A. (building materials &
 components)..................       412         62,098
Dassault Systemes, S.A.
 (business & public
 services)....................       746         36,840
France Telecom, S.A.
 (telecommunications).........     4,733        344,096
Groupe Danone, S.A. (food &
 household products)..........       781        101,442
L'Oreal, S.A. (health &
 personal care)...............     3,385        246,244
Lafarge, S.A. (building
 materials & components)......       640         61,452
Lagardere S.C.A., S.A. (multi-
 industry)....................       898         52,149

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2001 (Unaudited)

COMMON STOCKS (CONTINUED)
                                   SHARES       VALUE
                                ------------------------
FRANCE (CONTINUED)
LVMH (Louis Vuitton Moet
 Hennessy), S.A. (recreation &
 other consumer goods)........     2,319    $   143,100
Michelin (CGDE), S.A. Class B
 (industrial components)......       760         25,208
Pinault-Printemps-Redoute,
 S.A. (merchandising).........       598        102,910
PSA Peugeot Citroen, S.A.
 (automobiles)................       220         62,787
Sagem, S.A. (electrical &
 electronics).................       263         21,452
Sanofi-Synthelabo, S.A.
 (health & personal care).....     3,819        228,889
Schneider Electric, S.A.
 (electrical & electronics)...       752         51,305
Societe Generale, S.A. Class A
 (banking) (a)................     2,071        133,488
STMicroelectronics N.V.
 (electronic components &
 instruments) (a).............     4,350        175,288
Suez Lyonnaise des Eaux, S.A.
 (business & public
 services)....................     1,014        149,776
Thales, S.A. (aerospace &
 military technology).........     1,111         46,247
Total Fina Elf, S.A. (energy
 sources).....................     3,822        569,284
Valeo, S.A. (industrial
 components)..................       443         20,424
Vivendi Universal, S.A.
 (multi-industry).............     4,594        317,902
                                            -----------
                                              4,497,243
                                            -----------
GERMANY (8.2%)
Adidas-Salomon AG (recreation
 & other consumer goods)......       450         27,130
Allianz AG Registered
 (insurance)..................     1,006        289,429
BASF AG Registered
 (chemicals)..................     3,384        144,013
Bayer AG (chemicals)..........     3,717        155,877
Bayerische Hypo-und
 Vereinsbank AG (banking).....     2,464        136,318
Beiersdorf AG (health &
 personal care)...............       696         70,840
DaimlerChrysler AG
 (automobiles)................     4,735        236,981
Deutsche Bank AG (banking)....     2,600        211,499
Deutsche Lufthansa AG
 (transportation-airlines)....     2,800         53,622
Deutsche Telekom AG
 (telecommunications).........    13,500        351,893
Dresdner Bank AG (banking)....     2,450        111,541
E.On AG (utilities-electrical
 & gas).......................     3,686        185,133
Fresenius Medical Care AG
 (business & public
 services)....................       700         52,132

                                   SHARES       VALUE
                                ------------------------
GERMANY (CONTINUED)
Heidelberger Zement AG
 (building materials &
 components)..................       665    $    34,845
Hochtief AG (construction &
 housing).....................       686         15,935
Linde AG (machinery &
 engineering).................     1,200         54,366
Merck KGaA (health & personal
 care)........................     1,400         49,650
Metro AG (merchandising)......     1,650         75,047
Muenchener Rueckversicherungs-
 Gesellschaft AG Registered
 (insurance)..................       708        200,555
Preussag AG
 (multi-industry).............     1,250         41,892
RWE AG (utilities-electrical &
 gas).........................     2,339         90,416
SAP AG (business & public
 services)....................       700        111,153
Schering AG (health & personal
 care)........................     1,450         71,606
Siemens AG (electrical &
 electronics).................     2,558        188,238
Thyssen Krupp AG (metals-
 steel).......................     2,800         43,195
Volkswagen AG (automobiles)...     1,650         82,068
                                            -----------
                                              3,085,374
                                            -----------
HONG KONG (2.0%)
Cathay Pacific Airways, Ltd.
 (transportation-airlines)....    23,409         35,418
Chinese Estates Holdings, Ltd.
 (real estate) (a)............       854             92
CLP Holdings, Ltd. (utilities-
 electrical & gas)............     8,318         34,876
Hang Lung Development Co.,
 Ltd. (real estate)...........    12,946         11,205
Hang Seng Bank, Ltd.
 (banking)....................    10,230        120,677
Hong Kong & China Gas Co.,
 Ltd. (utilities-electrical &
 gas).........................    28,217         33,648
Hopewell Holdings, Inc.
 (multi-industry).............    12,706          5,824
Hutchison Whampoa, Ltd.
 (multi-industry).............    20,419        220,580
Johnson Electric Holdings,
 Ltd. (electrical &
 electronics).................    20,500         38,508
Miramar Hotel & Investment
 Co., Ltd. (real estate)......        28             19
New World Development Co.,
 Ltd. (real estate)...........    20,772         25,835
Pacific Century CyberWorks,
 Ltd.
 (telecommunications) (a).....    82,963         28,722
Shangri-La Asia, Ltd. (leisure
 & tourism)...................    23,464         22,865

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

COMMON STOCKS (CONTINUED)
                                  SHARES       VALUE
                                ------------------------
HONG KONG (CONTINUED)
Sun Hung Kai Properties, Ltd.
 (real estate)................    11,000    $   102,257
Swire Pacific, Ltd. Class A
 (multi-industry).............    10,385         57,258
                                            -----------
                                                737,784
                                            -----------
IRELAND (0.3%)
Allied Irish Banks PLC
 (banking)....................     7,985         87,786
Irish Life & Permanent PLC
 (insurance)..................     2,891         31,783
                                            -----------
                                                119,569
                                            -----------
ITALY (4.8%)
Assicurazioni Generali S.p.A.
 (insurance)..................     5,700        183,952
Banca Intesa S.p.A.
 (banking)....................    22,500         84,382
Bulgari S.p.A. (recreation &
 other consumer goods)........     2,948         34,762
Cementir S.p.A. (building
 materials & components)......    18,510         27,735
Enel S.p.A.
 (utilities-electrical &
 gas).........................    26,370         86,037
ENI S.p.A. (energy sources)...    54,096        370,264
Fiat S.p.A. (automobiles).....     2,706         62,378
Mediaset S.p.A. (broadcasting
 & publishing)................     7,300         85,045
Mediobanca S.p.A. (banking)...     3,073         33,866
Pirelli S.p.A. (industrial
 components)..................    18,218         59,440
Riunione Adriatica di Sicurta
 S.p.A. (insurance)...........     3,450         45,423
San Paolo-IMI S.p.A.
 (banking)....................     7,685        107,313
Snia S.p.A.
 (multi-industry).............    19,122         38,146
Telecom Italia S.p.A.
 (telecommunications).........    15,120        167,970
Telecom Italia Mobile S.p.A.
 (telecommunications).........    36,496        250,770
Telecom Italia Mobile (RNC)
 S.p.A.
 (telecommunications).........    10,000         38,035
UniCredito Italiano S.p.A.
 (banking)....................    25,119        118,479
                                            -----------
                                              1,793,997
                                            -----------
JAPAN (23.3%)
Acom Co., Ltd. (financial
 services)....................       800         63,983
Advantest Corp. (electronic
 components & instruments)....       500         57,353
Ajinomoto Co., Inc. (food &
 household products)..........     2,567         26,183
Arabian Oil Co., Ltd. (energy
 sources) (a).................       987          8,629
Asahi Bank, Ltd. (banking)....    14,986         41,731
Asahi Breweries, Ltd.
 (beverages & tobacco)........     5,098         57,115

                                  SHARES       VALUE
                                ------------------------
JAPAN (CONTINUED)
Asahi Glass Co., Ltd.
 (miscellaneous-materials &
 commodities).................     8,000    $    68,646
Asahi Kasei Corp.
 (chemicals)..................    10,649         54,826
Ashikaga Bank, Ltd.
 (banking) (a)................     6,043          9,246
Bank Of Yokohama, Ltd. (The)
 (banking)....................     8,000         30,113
Bridgestone Corp. (industrial
 components)..................     4,935         56,847
Brother Industries, Ltd.
 (appliances & household
 durables)....................       601          1,528
Canon, Inc. (data processing &
 reproduction)................     4,288        168,350
Central Japan Railway Co.
 (transportation-road &
 rail)........................         8         50,319
Chiba Bank, Ltd. (The)
 (banking)....................       600          2,234
Chugai Pharmaceutical Co.,
 Ltd. (health & personal
 care)........................     1,974         29,321
Chuo Mitsui Trust & Banking
 Co., Ltd. (banking)..........     4,300          8,458
Citizen Watch Co., Ltd.
 (recreation & other consumer
 goods).......................     3,678         26,409
Dai Nippon Printing Co., Ltd.
 (business & public
 services)....................     4,133         56,174
Daiei, Inc. (merchandising)
 (a)..........................     7,467         17,469
Daikin Industries, Ltd.
 (machinery & engineering)....     2,000         34,080
Dainippon Ink & Chemicals,
 Inc. (chemicals).............     8,203         23,905
Daiwa House Industry Co., Ltd.
 (construction & housing).....     4,667         37,553
Daiwa Securities Group, Inc.
 (financial services).........     6,287         71,251
Denso Corp. (industrial
 components)..................     3,331         65,389
East Japan Railway Co.
 (transportation-road &
 rail)........................        17         94,679
Ebara Corp. (machinery &
 engineering).................     3,660         34,961
Eisai Co., Ltd. (health &
 personal care)...............     1,677         43,034
Fanuc, Ltd. (electronic
 components & instruments)....     1,123         62,817
Fuji Photo Film Co., Ltd.
 (recreation & other consumer
 goods).......................     2,394         96,510
Fujitsu, Ltd. (data processing
 & reproduction)..............    10,107        139,087
Furukawa Electric Co., Ltd.
 (industrial components)......     3,558         42,483
Gunma Bank, Ltd. (The)
 (banking)....................       766          3,410

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2001 (Unaudited)

COMMON STOCKS (CONTINUED)
                                  SHARES       VALUE
                                ------------------------
JAPAN (CONTINUED)
Hitachi, Ltd. (electrical &
 electronics).................    14,857    $   144,080
Hitachi Zosen Corp. (machinery
 & engineering) (a)...........    13,634         13,686
Hokuriku Bank, Ltd. (The)
 (banking) (a)................     6,952         12,550
Honda Motor Co., Ltd.
 (automobiles)................     4,345        174,809
Hoya Corp. (electronic
 components & instruments)....       700         45,899
Ito-Yokado Co., Ltd.
 (merchandising)..............     1,375         76,690
Japan Airlines Co., Ltd.
 (transportation-airlines)....     6,138         24,347
Japan Energy Corp. (energy
 sources).....................    10,637         22,732
Japan Steel Works, Ltd. (The)
 (machinery &
 engineering) (a).............     3,176          3,548
Japan Tobacco Inc. (beverages
 & tobacco)...................        10         66,784
Joyo Bank, Ltd. (The)
 (banking)....................     9,550         29,531
Jusco Co., Ltd.
 (merchandising)..............     1,000         25,014
Kajima Corp. (construction &
 housing).....................     8,910         30,726
Kamigumi Co., Ltd. (business &
 public services).............     2,456         11,631
Kansai Electric Power Co.,
 Inc. (utilities-electrical &
 gas).........................     2,828         44,618
Kao Corp. (food & household
 products)....................     3,000         76,255
Kawasaki Heavy Industries,
 Ltd. (machinery &
 engineering) (a).............    13,050         21,445
Kawasaki Steel Corp. (metals-
 steel) (a)...................    27,815         34,675
Keihin Electric Express
 Railway Co., Ltd.
 (transportation-road &
 rail)........................     6,000         25,208
Kinki Nippon Railway Co., Ltd.
 (transportation-road &
 rail)........................     6,307         25,119
Kirin Brewery Co., Ltd.
 (beverages & tobacco)........     6,154         59,232
Komatsu, Ltd. (machinery &
 engineering).................     8,162         46,250
Konami Co., Ltd. (business &
 public services).............       700         33,602
Kubota Corp. (machinery &
 engineering).................     8,806         32,078
Kumagai Gumi Co., Ltd.
 (construction & housing)
 (a)..........................       906            513
Kyocera Corp. (electronic
 components & instruments)....       890         85,086
Kyowa Hakko Kogyo (health &
 personal care)...............     4,234         30,504

                                  SHARES       VALUE
                                ------------------------
JAPAN (CONTINUED)
Makita Corp. (electrical &
 electronics).................     1,448    $     9,295
Marubeni Corp. (wholesale &
 international trade) (a).....    14,723         30,749
Marui Co., Ltd.
 (merchandising)..............     2,378         32,128
Matsushita Electric Industrial
 Co., Ltd. (appliances &
 household durables)..........     9,247        154,200
Mitsubishi Chemical Corp.
 (chemicals)..................    15,833         51,908
Mitsubishi Corp. (wholesale &
 international trade).........     6,531         49,168
Mitsubishi Electric Corp.
 (electrical & electronics)...    11,000         65,893
Mitsubishi Estate Co., Ltd.
 (real estate)................     6,191         62,595
Mitsubishi Heavy Industries,
 Ltd. (machinery &
 engineering).................    15,059         61,561
Mitsubishi Tokyo Financial
 Group, Inc. (banking)........        28        285,592
Mitsui & Co., Ltd. (wholesale
 & international trade).......     7,822         44,703
Mitsui Fudosan Co., Ltd. (real
 estate)......................     4,129         40,945
Mitsui Marine & Fire Insurance
 Co., Ltd. (insurance)........     3,359         18,789
Mitsui O.S.K. Lines, Ltd.
 (transportation-shipping)....       266            719
Mitsukoshi, Ltd.
 (merchandising)..............     2,758         12,770
Mizuho Holdings, Inc.
 (financial services).........        30        184,809
Murata Manufacturing Co., Ltd.
 (electronic components &
 instruments).................     1,100         92,518
NEC Corp. (electrical &
 electronics).................     6,416        117,119
NGK Insulators, Ltd.
 (industrial components)......     2,800         32,344
Nikon Corp. (electronic
 components & instruments)....     2,407         29,812
Nintendo Co., Ltd. (recreation
 & other consumer goods)......       700        112,763
Nippon Express Co., Ltd.
 (transportation-road &
 rail)........................     8,446         42,390
Nippon Light Metal Co., Ltd.
 (metals-nonferrous)..........     5,577          5,011
Nippon Meat Packers, Inc.
 (food & household
 products)....................     2,357         26,407
Nippon Mitsubishi Oil Corp.
 (energy sources).............    10,136         58,995
Nippon Steel Corp. (metals-
 steel).......................    36,313         67,021

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

COMMON STOCKS (CONTINUED)
                                  SHARES       VALUE
                                ------------------------
JAPAN (CONTINUED)
Nippon Telegraph & Telephone
 Corp. (telecommunications)...        51    $   324,083
Nipponkoa Insurance Co., Ltd.
 (insurance)..................       686          2,632
Nissan Motor Co., Ltd.
 (automobiles)................    17,121        117,390
Nisshinbo Industries, Inc.
 (textiles & apparel).........     2,363         13,027
Nissin Food Products Co., Ltd.
 (food & household
 products)....................     1,284         28,064
NKK Corp. (metals-steel)
 (a)..........................       919          1,027
Nomura Securities Co., Ltd.
 (financial services).........     7,955        168,073
Obayashi Corp. (construction &
 housing).....................     6,799         35,224
Oji Paper Co., Ltd. (forest
 products & paper)............     7,490         36,682
Olympus Optical Co., Ltd.
 (electronic components &
 instruments).................     2,000         30,437
Orient Corp. (financial
 services) (a)................     3,483          7,641
Oriental Land Co., Ltd.
 (leisure & tourism)..........       800         54,204
Orix Corp. (financial
 services)....................       300         26,204
Osaka Gas Co. (utilities-
 electrical & gas)............    13,126         39,102
Penta-Ocean Construction Co.,
 Ltd. (construction &
 housing).....................     7,000         12,976
Pioneer Corp. (appliances &
 household durables)..........     1,078         32,200
Promise Co., Ltd. (financial
 services)....................       800         65,408
Rohm Co., Ltd. (electronic
 components & instruments)....       500         88,236
Sankyo Co., Ltd. (health &
 personal care)...............     2,654         55,429
Sanrio Co., Ltd. (recreation &
 other consumer goods)........       561          7,443
Sanyo Electric Co., Ltd.
 (appliances & household
 durables)....................     7,684         47,522
Sapporo Breweries, Ltd.
 (beverages & tobacco)........     3,692         11,985
Secom Co., Ltd. (business &
 public services).............     1,000         60,712
Sekisui House, Ltd.
 (construction & housing).....     5,000         43,025
Sharp Corp. (appliances &
 household durables)..........     5,279         72,604
Shimizu Corp. (construction &
 housing).....................     8,055         38,210
Shin-Etsu Chemical Co., Ltd.
 (chemicals)..................     1,830         73,477
Shionogi & Co., Ltd. (health &
 personal care)...............     2,396         42,185

                                  SHARES       VALUE
                                ------------------------
JAPAN (CONTINUED)
Shiseido Co., Ltd. (health &
 personal care)...............     3,739    $    41,648
Shizuoka Bank, Ltd. (The)
 (banking)....................     4,494         39,326
SMC Corp. (machinery &
 engineering).................       500         59,296
Softbank Corp. (business &
 public services).............     1,600         60,874
Sony Corp. (appliances &
 household durables)..........     3,982        297,845
Sumitomo Chemical Co., Ltd.
 (chemicals)..................     8,403         44,895
Sumitomo Corp. (wholesale &
 international trade).........     6,864         50,674
Sumitomo Electric Industries,
 Ltd. (industrial
 components)..................     3,982         49,254
Sumitomo Marine & Fire
 Insurance Co., Ltd.
 (insurance)..................     4,126         25,184
Sumitomo Metal Industries,
 Ltd. (metals-steel) (a)......    34,343         28,079
Sumitomo Metal Mining Co.,
 Ltd. (metals-nonferrous).....     5,298         21,529
Sumitomo Mitsui Banking Corp.
 (banking)....................    25,742        240,472
Taiheiyo Cement Corp.
 (building materials &
 components)..................     8,783         20,475
Taisei Corp. (construction &
 housing).....................     9,713         27,205
Taisho Pharmaceutical Co.,
 Ltd. (health & personal
 care)........................     2,066         40,640
Taiyo Yuden Co., Ltd.
 (electronic components &
 instruments).................     1,127         31,475
Takashimaya Co., Ltd.
 (merchandising)..............     2,574         18,232
Takeda Chemical Industries,
 Ltd. (health & personal
 care)........................     3,318        160,081
Takefuji Corp. (financial
 services)....................       800         62,688
Teikoku Oil Co., Ltd. (energy
 sources).....................     4,646         24,258
Tobu Railway Co., Ltd.
 (transportation-road &
 rail)........................     8,000         24,674
Tohoku Electric Power Co.,
 Inc. (utilities-electrical &
 gas).........................        68            954
Tokio Marine & Fire Insurance
 Co., Ltd. (insurance)........     5,540         58,300
Tokyo Electric Power Co., Inc.
 (utilities-electrical &
 gas).........................     5,451        130,171
Tokyo Electron, Ltd.
 (electronic components &
 instruments).................       892         64,987
Tokyo Gas Co., Ltd.
 (utilities-electrical &
 gas).........................    12,091         33,963
Tokyo Steel Manufacturing Co.,
 Ltd. (metals-steel)..........        94            354

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2001 (Unaudited)

COMMON STOCKS (CONTINUED)
                                  SHARES       VALUE
                                ------------------------
JAPAN (CONTINUED)
Tokyu Corp. (transportation-
 road & rail).................     5,451    $    31,329
Toppan Printing Co., Ltd.
 (business & public
 services)....................     4,076         39,099
Toray Industries, Inc.
 (chemicals)..................    14,000         62,898
Toshiba Corp. (electrical &
 electronics).................    16,000        105,041
Tostem Corp. (building
 materials & components)......     1,935         30,685
Toto, Ltd. (building materials
 & components)................     3,467         25,989
Toyo Seikan Kaisha, Ltd.
 (miscellaneous-materials &
 commodities).................     1,445         24,506
Toyota Motor Corp.
 (automobiles)................    15,552        517,422
Ube Industries, Ltd.
 (miscellaneous-materials &
 commodities).................     7,768         17,796
UFJ Holdings, Inc.
 (banking)....................         7         50,375
Uny Co., Ltd.
 (merchandising)..............     1,346         12,912
Yamaha Corp. (recreation &
 other consumer goods)........     1,188         12,069
Yamanouchi Pharmaceutical Co.,
 Ltd. (health & personal
 care)........................     2,000         55,370
Yamato Transport Co., Ltd.
 (transportation-road &
 rail)........................     3,000         64,112
                                            -----------
                                              8,713,247
                                            -----------
MALAYSIA (0.0%) (b)
Malaysia International
 Shipping Corp. Berhad Foreign
 Registered
 (transportation-shipping)
 (d)..........................     2,738          3,310
Malaysian Airline System
 Berhad (transportation-
 airlines)....................       206            154
Technology Resources
 Industries Berhad
 (telecommunications) (d).....    14,132          4,623
                                            -----------
                                                  8,087
                                            -----------
NETHERLANDS (5.9%)
ABN AMRO Holding N.V.
 (banking)....................     7,095        142,793
Aegon N.V. (insurance)........     6,215        207,185
Akzo Nobel N.V. (chemicals)...     2,006         83,502
ASM Lithography Holding N.V.
 (electronic components &
 instruments) (a).............     2,469         65,233
Elsevier N.V. (broadcasting &
 publishing)..................     5,073         69,400
Heineken N.V. (beverages &
 tobacco).....................     1,941        100,586
ING Groep N.V. (financial
 services)....................     4,095        279,450

                                  SHARES       VALUE
                                ------------------------
NETHERLANDS (CONTINUED)
Koninklijke Ahold N.V.
 (merchandising)..............     4,335    $   134,520
Koninklijke (Royal) KPN N.V.
 (telecommunications).........     5,330         65,119
Koninklijke (Royal) Philips
 Electronics N.V. (appliances
 & household durables)........     6,287        184,558
Koninklijke Vopak N.V. (energy
 equipment & services)........       634         15,542
Royal Dutch Petroleum Co.
 (energy sources).............    10,353        618,665
TNT Post Group N.V. (business
 & public services)...........     3,313         77,986
Unilever (CVA) N.V. (food &
 household products)..........     2,665        150,746
                                            -----------
                                              2,195,285
                                            -----------
NEW ZEALAND (0.0%) (b)
Carter Holt Harvey, Ltd.
 (forest products & paper)....    14,592         11,010
Fletcher Challenge Forests,
 Ltd. (forest products &
 paper) (a)...................    13,967          1,958
Rubicon, Ltd. (forest products
 & paper) (a).................     3,567            721
                                            -----------
                                                 13,689
                                            -----------
NORWAY (0.4%)
Elkem ASA Class A (metals-
 nonferrous)..................       533         10,176
Norsk Hydro ASA (energy
 sources).....................     1,859         80,981
Orkla ASA Class A (multi-
 industry)....................     2,300         42,272
                                            -----------
                                                133,429
                                            -----------
PORTUGAL (0.6%)
Banco Comercial Portugues,
 S.A. Registered (banking)....    12,791         54,888
Banco Comercial Portugues,
 S.A. -- Rights (banking).....    12,791          1,474
Banco Espirito Santo, S.A.
 Registered (banking).........     2,076         28,161
Cimpor-Cimentos de Portugal
 SGPS, S.A. (building
 materials & components)......     1,393         33,161
Electricidade de Portugal,
 S.A. (utilities-electrical &
 gas).........................    17,586         47,711
Portugal Telecom, S.A.
 Registered
 (telecommunications).........     4,948         47,993
                                            -----------
                                                213,388
                                            -----------
SINGAPORE (0.8%)
Chartered Semiconductor
 Manufacturing, Ltd.
 (electronic components &
 instruments) (a).............     8,000         24,595
City Developments, Ltd. (real
 estate)......................     8,348         29,331

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

COMMON STOCKS (CONTINUED)
                                  SHARES       VALUE
                                ------------------------
SINGAPORE (CONTINUED)
DBS Group Holdings, Ltd.
 (banking)....................     7,224    $    63,059
Oversea-Chinese Banking Corp.,
 Ltd. (banking)...............     8,000         48,312
SembCorp Industries, Ltd.
 (multi-industry).............    20,512         17,905
Singapore Airlines, Ltd.
 Foreign Registered
 (transportation-airlines)....     5,273         41,976
Singapore Telecommunications,
 Ltd. (telecommunications)....    23,258         23,239
United Overseas Bank, Ltd.
 Foreign Registered
 (banking)....................     6,452         42,860
                                            -----------
                                                291,277
                                            -----------
SPAIN (3.3%)
Altadis, S.A. (beverages &
 tobacco).....................     3,620         44,933
Autopistas Concesionaria
 Espanola, S.A. (business &
 public services).............     2,880         28,241
Banco Bilbao Vizcaya
 Argentaria, S.A. Registered
 (banking)....................    15,246        216,545
Banco Santander Central
 Hispano, S.A. (banking)......    22,607        224,486
Endesa, S.A. (utilities-
 electrical & gas)............     6,273        105,616
Gas Natural SDG, S.A.
 (utilities-electrical &
 gas).........................     3,626         63,011
Grupo Empresarial Ence, S.A.
 (forest products & paper)....       204          3,862
Iberdrola, S.A. (utilities-
 electrical & gas)............     5,842         86,136
Repsol, S.A. (energy
 sources).....................     6,507        120,575
Telefonica, S.A.
 (telecommunications) (a).....    19,958        337,617
                                            -----------
                                              1,231,022
                                            -----------
SWEDEN (2.4%)
Drott AB Series B (real
 estate)......................       700          7,292
Electrolux AB Series B
 (appliances & household
 durables)....................     3,500         57,760
Hennes & Mauritz AB Series B
 (merchandising)..............     4,950         83,376
Mandamus AB (real estate).....     7,330         40,322
Nordea AB (financial
 services)....................    15,000         90,547
Securitas AB Series B
 (business & public
 services)....................     3,100         60,214
Skandia Forsakrings AB
 (insurance)..................     5,600         60,793
Skandinaviska Enskilda Banken
 AB (banking).................     4,800         44,397
Skanska AB Series B
 (construction & housing).....     1,100         42,839

                                  SHARES       VALUE
                                ------------------------
SWEDEN (CONTINUED)
Svenska Cellulosa AB Series B
 (forest products & paper)....     1,650    $    35,503
Svenska Handelsbanken Series A
 (banking)....................     4,300         64,054
Swedish Match AB (beverages &
 tobacco).....................    12,983         56,756
Telefonaktiebolaget LM
 Ericsson AB Series B
 (electrical & electronics)...    25,436        163,449
Tele2 AB Series B
 (telecommunications).........       875         34,077
Telia AB (telecommunications)
 (a)..........................     5,600         38,439
Volvo AB Series B
 (automobiles)................     1,925         32,330
                                            -----------
                                                912,148
                                            -----------
SWITZERLAND (6.6%)
ABB AG Bearer (electrical &
 electronics).................     1,696        122,197
Adecco, S.A. Registered
 (business & public
 services)....................       120         72,627
Alusuisse Lonza Group AG
 Registered (multi-industry)
 (a)..........................        60         43,576
Credit Suisse Group Registered
 (banking)....................     1,280        238,677
Givaudan, S.A. Registered
 (food & household products)
 (a)..........................        89         23,495
Holderbank Financiere Glarus
 AG Bearer (building materials
 & components)................       100         30,434
Holderbank Financiere Glarus
 AG Registered (building
 materials & components)......        60         67,612
Jelmoli Holding, Ltd. Bearer
 (merchandising)..............        10         14,266
Nestle S.A. Registered (food &
 household products)..........       180        372,678
Novartis AG Registered (health
 & personal care).............       330        512,813
Roche Holding AG Bearer
 (health & personal care).....         8         63,635
Roche Holdings AG Genusscheine
 (health & personal care).....        37        265,733
Schindler Holding AG
 Participating Certificates
 (machinery & engineering)....         5          7,810
Schindler Holding AG
 Registered (machinery &
 engineering).................        10         14,554
Societe Generale de
 Surveillance Holding S.A.
 Bearer (business & public
 services)....................        15         16,946

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2001 (Unaudited)

COMMON STOCKS (CONTINUED)
                                  SHARES       VALUE
                                ------------------------
SWITZERLAND (CONTINUED)
Societe Generale de
 Surveillance Holding S.A.
 Registered (business & public
 services)....................        30    $     6,865
Sulzer AG Registered
 (machinery & engineering)
 (a)..........................        30         17,465
Swatch Group AG Registered
 (recreation & other consumer
 goods).......................       100         23,229
Swiss Re Registered
 (insurance)..................        55        108,263
Swisscom AG Registered
 (telecommunications).........       410        106,582
Syngenta AG Registered
 (chemicals) (a)..............       367         18,594
UBS AG Registered (banking)...     1,780        270,863
Zurich Financial Services AG
 (insurance)..................       153         54,413
                                            -----------
                                              2,473,327
                                            -----------
UNITED KINGDOM (21.0%)
Abbey National PLC
 (banking)....................     7,179        127,369
Amvescap PLC (financial
 services)....................     2,868         53,428
ARM Holdings PLC (electrical &
 electronics) (a).............     5,785         31,784
AstraZeneca Group PLC (health
 & personal care).............     7,777        362,083
BAA PLC (business & public
 services)....................     6,892         60,547
BAE Systems PLC (aerospace &
 military technology).........    16,456         77,935
Barclays PLC (banking)........     7,125        229,375
Bass PLC (leisure &
 tourism).....................     5,969         65,676
BG Group PLC (utilities-
 electrical & gas)............    17,984         70,762
Boots Co. PLC
 (merchandising)..............     5,240         46,296
BP Amoco PLC (energy
 sources).....................   108,830        976,326
British Airways PLC
 (transportation-airlines)....     6,783         34,211
British American Tobacco PLC
 (beverages & tobacco)........    10,153         82,368
British Sky Broadcasting Group
 PLC (broadcasting &
 publishing) (a)..............    10,256        128,400
British Telecommunications PLC
 (telecommunications).........    29,606        236,370
Cadbury Schweppes PLC
 (beverages & tobacco)........    11,970         73,816
Centrica PLC (utilities-
 electrical & gas)............    23,392         79,238
CGNU PLC (insurance)..........     9,863        136,886
Chubb PLC (electrical &
 electronics).................     7,002         16,530
Compass Group PLC (food &
 household products) (a)......    10,380         79,605

                                  SHARES       VALUE
                                ------------------------
UNITED KINGDOM (CONTINUED)
Corus Group PLC (metals-
 steel) (a)...................    29,590    $    30,271
De La Rue PLC (business &
 public services).............     1,117          6,593
Diageo PLC (beverages &
 tobacco).....................    16,037        168,651
GKN PLC (machinery &
 engineering).................     4,346         46,917
GlaxoSmithKline PLC (health &
 personal care)...............    26,771        707,473
Granada PLC (leisure &
 tourism) (a).................    12,064         32,451
Great Universal Stores PLC
 (The) (merchandising)........     7,435         57,392
Halifax Group PLC (banking)...    12,461        141,920
Hanson PLC (building materials
 & components)................     6,647         45,032
Hays PLC (business & public
 services)....................    11,011         52,305
Hilton Group PLC (leisure &
 tourism).....................    15,531         49,388
HSBC Holdings PLC (banking)...    36,986        487,389
Imperial Chemical Industries
 PLC (chemicals)..............     5,524         32,721
International Power PLC
 (utilities-electrical &
 gas).........................     7,978         34,330
Invensys PLC (machinery &
 engineering).................    19,705         41,304
Kidde PLC (business & public
 services)....................     7,002          6,512
Kingfisher PLC
 (merchandising)..............     8,827         56,833
Land Securities PLC (real
 estate)......................     3,557         45,346
Lattice Group PLC (utilities-
 electrical & gas)............    17,984         33,580
Legal & General Group PLC
 (insurance)..................    23,677         55,812
Lloyds TSB Group PLC
 (banking)....................    22,862        237,645
Logica PLC (business & public
 services)....................     2,599         37,186
Marconi PLC
 (telecommunications).........    14,772         86,551
Marks & Spencer PLC
 (merchandising)..............    14,812         56,797
National Grid Group PLC
 (utilities-electrical &
 gas).........................     7,202         55,130
P&O Princess Cruises PLC
 (leisure & tourism)..........     7,014         33,218
Pearson PLC (broadcasting &
 publishing)..................     4,254         89,656
Peninsular & Oriental Steam
 Navigation Co. Deferred Stock
 (transportation-shipping)....     7,014         25,716
Prudential PLC (insurance)....     8,915        104,341

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

COMMON STOCKS (CONTINUED)
                                  SHARES       VALUE
                                ------------------------
UNITED KINGDOM (CONTINUED)
Railtrack Group PLC (business
 & public services)...........     3,665    $    25,695
Rank Group PLC (leisure &
 tourism).....................     8,463         23,007
Reed International PLC
 (broadcasting & publishing)..     7,374         73,116
Rentokil Initial PLC (business
 & public services)...........    13,835         37,611
Reuters Group PLC (business &
 public services).............     7,117        104,376
Rio Tinto PLC Registered
 (metals-nonferrous)..........     5,590        113,254
Royal Bank of Scotland Group
 PLC (banking)................    11,317        262,154
Sage Group PLC (The) (business
 & public services)...........     8,561         36,227
Sainsbury (J.) PLC
 (merchandising)..............    12,953         73,623
Scottish Power PLC (utilities-
 electrical & gas)............    10,055         64,021
Sema PLC (business & public
 services)....................     4,210         33,702
Tesco PLC (merchandising).....    33,825        120,992
3i Group PLC (financial
 services)....................     3,070         55,258
Unilever PLC (food & household
 products)....................    14,469        109,308
Vodafone Group PLC
 (telecommunications).........   282,269        857,215
WPP Group PLC (business &
 public services).............     5,521         66,158
                                            -----------
                                              7,883,182
                                            -----------
Total Common Stocks
 (Cost $36,658,715)...........               36,636,650(e)
                                            -----------
PREFERRED STOCKS (0.5%)
AUSTRALIA (0.3%)
News Corp., Ltd.
 A$0.0375
 (broadcasting & publishing)
 (i)..........................    12,393        100,020
                                            -----------
GERMANY (0.2%)
RWE AG
 E1.00
 (utilities-electrical & gas)
 (i)..........................       454         13,484
SAP AG
 E1.06
 (business & public services)
 (i)..........................       500         79,794
                                            -----------
                                                 93,278
                                            -----------
Total Preferred Stocks (Cost
 $180,830)....................                  193,298
                                            -----------
              SHORT-TERM INVESTMENT (0.5%)
                                 PRINCIPAL
                                  AMOUNT       VALUE
                                ------------------------
U.S. GOVERNMENT (0.5%)
United States Treasury Bill
 3.72%, due 7/12/01 (c).......  $200,000    $   198,512
                                            -----------
Total Short-Term Investment
 (Cost $198,512)..............                  198,512
                                            -----------
Total Investments
 (Cost $37,038,057) (f).......     98.8%     37,028,460(g)
Cash and Other Assets,
 Less Liabilities.............       1.2        447,724
                                --------    -----------
Net Assets....................    100.0%    $37,476,184
                                ========    ===========

          FUTURES CONTRACTS (0.0%) (b)
                             CONTRACTS    UNREALIZED
                             LONG         APPRECIATION(h)
                             -------------------------
FRANCE (0.0%) (b)
Euro, CAC 40 Index, May
  2001....................       1        $ 1,185
                                          -------
JAPAN (0.0%) (b)
Japanese Yen, TOPIX Index,
  June 2001...............       2         10,765
                                          -------
UNITED KINGDOM (0.0%) (b)
Pound Sterling, FTSE 100
  Index, June 2001........       1          1,595
                                          -------
Total Futures Contracts
  (Settlement Value
  $357,411) (e)...........                $13,545
                                          =======

------------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  Segregated as collateral for futures contracts.
(d) Malaysian securities, partially segregated due to repatriation restrictions, are deemed illiquid. These positions are fair valued.
(e) The combined market value of common stocks and the settlement value of Index futures contracts represents 98.7% of net assets.
(f)  The cost for federal income tax purposes is $37,632,065.
(g) At April 30, 2001 net unrealized appreciation for securities was $603,605, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $6,759,423 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $7,363,028.
(h) Represents the difference between the value of the contracts at the time they were opened and the value at April 30, 2001.
(i)  The following abbreviations are used in the above portfolio:
     A$ --Australian Dollar
     E --Euro

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
April 30, 2001 (Unaudited)

The table below sets forth the diversification of EAFE Index Fund investments by industry.
INDUSTRY DIVERSIFICATION

                                   VALUE      PERCENT +
                                -----------------------
Aerospace & Military
  Technology.................   $   124,182       0.3%
Appliances & Household
  Durables...................       848,217       2.3
Automobiles..................     1,286,165       3.4
Banking......................     5,442,085      14.5
Beverages & Tobacco..........       722,226       1.9
Broadcasting & Publishing....       659,293       1.8
Building Materials &
  Components.................       447,721       1.2
Business & Public Services...     1,585,317       4.2
Chemicals....................       936,755       2.5
Construction & Housing.......       368,513       1.0
Data Processing &
  Reproduction...............       307,437       0.8
Electrical & Electronics.....     1,931,962       5.2
Electronic Components &
  Instruments................       853,736       2.3
Energy Equipment & Services..        15,542       0.0*
Energy Sources...............     2,960,271       7.9
Financial Services...........     1,128,740       3.0
Food & Household Products....       994,183       2.7
Forest Products & Paper......        89,736       0.2
Health & Personal Care.......     3,475,438       9.3
Industrial Components........       351,389       0.9
Insurance....................     1,959,277       5.2
Leisure & Tourism............       331,601       0.9
Machinery & Engineering......       509,036       1.4
Merchandising................     1,297,937       3.5
Metals-Nonferrous............       263,217       0.7
Metals-Steel.................       206,124       0.6
Miscellaneous-Materials &
  Commodities................       110,948       0.3
Multi-Industry...............       861,018       2.3
Real Estate..................       399,840       1.1
Recreation & Other Consumer
  Goods......................       483,415       1.3
Telecommunications...........     3,569,886       9.5
Textiles & Apparel...........        13,027       0.0*
Transportation-Airlines......       189,728       0.5
Transportation-Road & Rail...       357,830       1.0
Transportation-Shipping......       165,568       0.4
U.S. Government..............       198,512       0.5
Utilities-Electrical & Gas...     1,399,714       3.7
Wholesale & International
  Trade......................       182,874       0.5
                                -----------     -----
                                 37,028,460      98.8
Cash and Other Assets,
  Less Liabilities...........       447,724       1.2
                                -----------     -----
Net Assets...................   $37,476,184     100.0%
                                ===========     =====

------------
+ Percentages indicated are based on Fund net assets.
* Less than one tenth of a percent.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

EAFE INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES
As of April 30, 2001
(Unaudited)


ASSETS:
 Investment in securities, at value (identified
   cost $37,038,057)...............................  $37,028,460
 Cash denominated in foreign currencies (identified
   cost $124,739)..................................      125,424
 Deposit with broker for futures contracts
   (identified cost $36,566).......................      159,728
 Receivables:
   Dividends and interest..........................      226,390
   Investment securities sold......................       98,652
   Variation margin on futures contracts...........          698
                                                     -----------
       Total assets................................   37,639,352
                                                     -----------
LIABILITIES:
 Payables:
   Custodian.......................................      110,148
   Professional....................................       25,409
   Manager.........................................       10,283
   Transfer agent..................................        4,682
   Fund shares redeemed............................        1,615
 Accrued expenses..................................       11,031
                                                     -----------
       Total liabilities...........................      163,168
                                                     -----------
 Net assets........................................  $37,476,184
                                                     ===========
COMPOSITION OF NET ASSETS:
 Capital stock (par value of $.001 per share)
   1 billion shares authorized
   No-Load Class...................................  $     3,739
   Service Class...................................           50
 Additional paid-in capital........................   33,965,127
 Accumulated distribution in excess of net
   investment income...............................     (499,388)
 Accumulated undistributed net realized gain on
   investments and futures contracts...............    3,956,954
 Accumulated undistributed net realized gain on
   foreign currency transactions...................       12,031
 Net unrealized appreciation on investments and
   futures contracts...............................        3,948
 Net unrealized appreciation on translation of
   other assets and liabilities in foreign
   currencies......................................       33,723
                                                     -----------
 Net assets........................................  $37,476,184
                                                     ===========
No-Load Class
 Net assets applicable to outstanding shares.......  $36,983,733
                                                     ===========
 Shares of capital stock outstanding...............    3,739,022
                                                     ===========
 Net asset value per share outstanding.............  $      9.89
                                                     ===========
Service Class
 Net assets applicable to outstanding shares.......  $   492,451
                                                     ===========
 Shares of capital stock outstanding...............       50,219
                                                     ===========
 Net asset value per share outstanding.............  $      9.81
                                                     ===========

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001
(Unaudited)


INVESTMENT INCOME:
 Income:
   Dividends (a)...................................  $   434,795
   Interest........................................       55,952
                                                     -----------
       Total income................................      490,747
                                                     -----------
 Expenses:
   Manager.........................................      281,894
   Custodian.......................................       48,900
   Professional....................................       23,769
   Registration....................................       23,185
   Transfer agent..................................       14,441
   Portfolio pricing...............................        1,789
   Shareholder communication.......................        1,707
   Directors.......................................          988
   Service.........................................          656
   Miscellaneous...................................       11,688
                                                     -----------
       Total expenses before
        reimbursement..............................      409,017
   Expense reimbursement from Manager..............     (123,813)
                                                     -----------
       Net expenses................................      285,204
                                                     -----------
 Net investment income.............................      205,543
                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain (loss) from:
   Security transactions...........................    4,161,196
   Futures transactions............................     (292,479)
   Foreign currency transactions...................       12,031
                                                     -----------
 Net realized gain on investments and foreign
   currency transactions...........................    3,880,748
                                                     -----------
 Net change in unrealized appreciation
   (depreciation) on investments:
   Security transactions...........................  (11,255,317)
   Futures transactions............................      (17,374)
   Translation of other assets and liabilities in
     foreign currencies............................        2,843
                                                     -----------
 Net unrealized loss on investments and foreign
   currency transactions...........................  (11,269,848)
                                                     -----------
 Net realized and unrealized loss on investments
   and foreign currency transactions...............   (7,389,100)
                                                     -----------
 Net decrease in net assets resulting from
   operations......................................  $(7,183,557)
                                                     ===========

------------
(a) Dividends recorded net of foreign withholding taxes of $44,541.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2001 (Unaudited) and the year ended October 31, 2000

                                                                 2001          2000
                                                              -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $   205,543   $   602,757
    Net realized gain on investments and foreign currency
     transactions...........................................    3,880,748     2,043,184
    Net change in unrealized appreciation (depreciation) on
     investments and foreign currency transactions..........  (11,269,848)   (5,518,675)
                                                              -----------   -----------
    Net decrease in net assets resulting from operations....   (7,183,557)   (2,872,734)
                                                              -----------   -----------
  Dividends and distributions to shareholders:
    From net investment income:
      No-Load Class.........................................     (257,902)           --
      Service Class.........................................       (1,063)           --
    From net realized gain on investments and foreign
     currency transactions:
      No-Load Class.........................................   (2,349,908)   (5,693,950)
      Service Class.........................................      (19,521)      (41,996)
                                                              -----------   -----------
        Total dividends and distributions to shareholders...   (2,628,394)   (5,735,946)
                                                              -----------   -----------
  Capital share transactions:
    Net proceeds from sale of shares:
      No-Load Class.........................................   21,727,995    57,457,614
      Service Class.........................................       55,739       257,666
    Net asset value of shares issued to shareholders in
     reinvestment of dividends and distributions:
      No-Load Class.........................................    1,906,641     5,373,871
      Service Class.........................................       20,584        41,286
                                                              -----------   -----------
                                                               23,710,959    63,130,437
    Cost of shares redeemed:
      No-Load Class.........................................  (45,421,402)  (53,357,726)
      Service Class.........................................      (90,792)     (206,486)
                                                              -----------   -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................  (21,801,235)    9,566,225
                                                              -----------   -----------
      Net increase (decrease) in net assets.................  (31,613,186)      957,545
NET ASSETS:
  Beginning of period.......................................   69,089,370    68,131,825
                                                              -----------   -----------
  End of period.............................................  $37,476,184   $69,089,370
                                                              ===========   ===========
  Accumulated distribution in excess of net investment
    income at end of period.................................  $  (499,388)  $  (445,966)
                                                              ===========   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

EAFE INDEX FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                               NO-LOAD      SERVICE      NO-LOAD      SERVICE      NO-LOAD      SERVICE
                                                CLASS        CLASS        CLASS        CLASS        CLASS        CLASS
                                               -------      -------      -------      -------      -------      -------
                                                                                                     JANUARY 1, 1999
                                                 SIX MONTHS ENDED             YEAR ENDED                 THROUGH
                                                 APRIL 30, 2001**          OCTOBER 31, 2000         OCTOBER 31, 1999*
                                               --------------------      --------------------      --------------------
Net asset value at beginning of period...      $11.22       $ 11.13      $12.59       $ 12.51      $11.27       $ 11.22
                                               -------      -------      -------      -------      -------      -------
Net investment income....................        0.04(a)       0.04(a)     0.11          0.09        0.11          0.09
Net realized and unrealized gain (loss)
 on investments..........................       (0.95)        (0.96)      (0.37)        (0.36)       1.39          1.38
Net realized and unrealized gain (loss)
 on foreign currency transactions........        0.00(b)       0.00(b)    (0.05)        (0.05)      (0.11)        (0.11)
                                               -------      -------      -------      -------      -------      -------
Total from investment operations.........       (0.91)        (0.92)      (0.31)        (0.32)       1.39          1.36
                                               -------      -------      -------      -------      -------      -------
Less dividends and distributions:
From net investment income...............       (0.02)           --          --            --          --            --
From net realized gain on investments and
 foreign currency transactions...........       (0.40)        (0.40)      (1.06)        (1.06)      (0.06)        (0.06)
In excess of net investment income.......          --            --          --            --       (0.01)        (0.01)
                                               -------      -------      -------      -------      -------      -------
Total dividends and distributions........       (0.42)        (0.40)      (1.06)        (1.06)      (0.07)        (0.07)
                                               -------      -------      -------      -------      -------      -------
Net asset value at end of period.........      $ 9.89       $  9.81      $11.22       $ 11.13      $12.59       $ 12.51
                                               =======      =======      =======      =======      =======      =======
Total investment return..................       (8.32%)(c)    (8.48%)(c)  (3.52%)       (3.63%)     12.31%(c)     12.08%(c)
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income...................        0.85%+        0.60%+      0.78%         0.53%       1.14%+        0.89%+
 Net expenses............................        0.96%+(d)     1.21%+(d)   0.95%(e)      1.20%(e)    0.94%+        1.19%+
 Expenses (before reimbursement).........        1.38%+        1.63%+      1.29%         1.54%       1.32%+        1.57%+
Portfolio turnover rate..................           1%            1%         11%           11%         19%           19%
Net assets at end of period (in 000's)...      $36,984      $   492      $68,513      $   576      $67,582      $   549

------------
 *  The Fund changed its fiscal year end from December 31 to October 31.
**  Unaudited.
 +  Annualized.
(a) Per share data based on average shares outstanding during the period.
(b) Less than one cent per share.
(c) Total return is not annualized.
(d) The effect of non-reimbursable interest expense on the expense ratio was 0.02%.
(e) The effect of non-reimbursable interest expense on the expense ratio was 0.01%.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                              ECLIPSE FUNDS INC.

      NO-LOAD   SERVICE   NO-LOAD    SERVICE      NO-LOAD    SERVICE     NO-LOAD    SERVICE
       CLASS     CLASS     CLASS      CLASS        CLASS      CLASS       CLASS      CLASS
      -------   -------   -------    -------      -------    -------     -------    -------
                                 YEAR ENDED DECEMBER 31
      -------------------------------------------------------------------------------------
            1998                  1997                   1996                   1995
      -----------------   -------------------     -------------------     -----------------
      $10.24    $ 10.20   $14.00      $ 13.97     $13.56      $ 13.51     $12.63    $ 12.63
      -------   -------   -------     -------     -------     -------     -------   -------
        0.11       0.08     0.22         0.19       0.16         0.12       0.13       0.14
        1.84       1.83    (0.28)       (0.29)      0.71         0.73       1.11       1.05
        0.00(b)    0.00(b) (0.00)(b)    (0.00)(b)  (0.00)(b)    (0.00)(b)  (0.10)     (0.10)
      -------   -------   -------     -------     -------     -------     -------   -------
        1.95       1.91    (0.06)       (0.10)      0.87         0.85       1.14       1.09
      -------   -------   -------     -------     -------     -------     -------   -------
       (0.11)     (0.08)   (0.22)       (0.19)     (0.16)       (0.12)     (0.04)     (0.04)
       (0.72)     (0.72)   (3.39)       (3.39)     (0.25)       (0.25)     (0.14)     (0.14)
       (0.09)     (0.09)   (0.09)       (0.09)     (0.02)       (0.02)     (0.03)     (0.03)
      -------   -------   -------     -------     -------     -------     -------   -------
       (0.92)     (0.89)   (3.70)       (3.67)     (0.43)       (0.39)     (0.21)     (0.21)
      -------   -------   -------     -------     -------     -------     -------   -------
      $11.27    $ 11.22   $10.24      $ 10.20     $14.00      $ 13.97     $13.56    $ 13.51
      =======   =======   =======     =======     =======     =======     =======   =======
       19.15%     18.83%    0.40%        0.08%      6.45%        6.37%      9.03%      8.63%

        0.90%      0.65%    1.04%        0.79%      1.11%        0.86%      1.01%      0.76%
        0.94%      1.19%    0.94%        1.19%      0.94%        1.19%      1.03%      1.28%
        1.38%      1.63%    1.26%        1.51%      1.23%        1.48%      1.24%      1.49%
          24%        24%       6%           6%         4%           4%         6%         6%
      $65,087   $   499   $55,177     $   439     $89,029     $   396     $80,087   $   257

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
NOTE 1-- Organization and Business:
--------------------------------------------------------------------------------

Eclipse Funds Inc. (the "Company"), formerly MainStay Institutional Funds Inc., was incorporated in the state of Maryland on September 21, 1990 and commenced operations on January 2, 1991. The Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, ("Investment Company Act"). As of April 30, 2001, the Company has thirteen separate investment portfolios: Growth Equity Fund, Value Equity Fund, Indexed Equity Fund, Mid Cap Core Fund, Bond Fund, Core Bond Plus Fund, Indexed Bond Fund, Short Term Bond Fund, Tax Free Bond Fund, Money Market Fund, Asset Manager Fund, International Equity Fund and EAFE Index Fund (individually or collectively referred to as a "Fund" or the "Funds"). On December 29, 2000, the Mid Cap Core Fund, Core Bond Plus Fund and Tax Free Bond Fund sold shares to NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), at a net asset value of $10.00. The Funds commenced investment operations the following business day on January 2, 2001. The International Equity Fund commenced operations on January 1, 1995. The International Bond Fund ceased operations on April 9, 2001.

Each Fund currently offers two classes of shares as follows: No-Load Class shares (formerly Institutional Class shares) and Service Class shares (formerly Institutional Service Class shares) except the Mid Cap Core Fund, Core Bond Plus Fund and Tax Free Bond Fund only offer No-Load Class shares. In addition, the Money Market Fund offers a third class of shares, the Money Market Fund Sweep Shares Class. The Company has adopted a Shareholder Services Plan with respect to each class of each Fund. The shares classes are substantially the same, except that the Service Class shares and the Money Market Fund Sweep Shares Class each bears the fees payable under the Shareholder Services Plan for that class at an annual rate of 0.25% of the average daily net assets of the outstanding shares of the class. The Money Market Fund Sweep Shares Class also bears the payment of fees at an annual rate of 0.25% of the average daily net assets of the outstanding Sweep Shares for services in support of distribution activities under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act ("Distribution Plan"). The distribution of Service Class shares commenced on January 1, 1995. The distribution of the Money Market Fund Sweep Shares Class commenced on December 8, 1998.

The investment objectives for each of the Funds of the Company are as follows:

The GROWTH EQUITY FUND seeks long-term growth of capital. Dividend income, if any, is a consideration incidental to the Fund's objective of growth of capital.

The VALUE EQUITY FUND seeks maximum long-term total return from a combination of capital growth and income.

The INDEXED EQUITY FUND seeks to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500 Composite Stock Price Index.

The MID CAP CORE FUND seeks long-term growth of capital.

The BOND FUND seeks to maximize total return, consistent with liquidity, low risk to principal and investment in debt securities.

The CORE BOND PLUS FUND seeks to maximize total return consistent with the preservation of capital.

The INDEXED BOND FUND seeks to provide investment results that correspond to the total return performance of fixed income securities in the aggregate, as represented by the Salomon Smith Barney Broad Investment Grade Bond Index.

The SHORT TERM BOND FUND seeks to maximize total return, consistent with liquidity, preservation of capital and investment in short-term debt securities.

The TAX FREE BOND FUND provides a high level of current income free from regular federal income tax, consistent with the preservation of capital.

The MONEY MARKET FUND seeks a high level of current income while preserving capital and maintaining liquidity.

                                                              ECLIPSE FUNDS INC.

The ASSET MANAGER FUND seeks to maximize total return, consistent with certain percentage constraints on amounts allocated to each asset class, from a combination of common stocks (selected to parallel the performance of the S&P 500 Index, the S&P MidCap 400 Index, the S&P SmallCap 600 Index and the Morgan Stanley REIT Index), fixed income securities (selected to parallel the performance of the Salomon Smith Barney Broad Investment Grade Bond Index), and money market investments.

The INTERNATIONAL EQUITY FUND seeks long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

The EAFE INDEX FUND seeks to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the Morgan Stanley Capital International Europe, Australasia and Far East Index.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

--------------------------------------------------------------------------------
NOTE 2--Significant Accounting Policies:
--------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the
Company:

                                      (A)

VALUATION OF FUND SHARES. The net asset value per share of each Class of shares of each Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange, except for the Money Market Fund, which is calculated at noon every day the Exchange is open. The net asset value per share of each Class of shares is determined by taking the current market value of total assets attributable to that Class, except for the Money Market Fund, which is based on the amortized cost method of valuation, subtracting the liabilities attributable to that Class, and dividing the result by the outstanding shares of that Class.

The Money Market Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

                                      (B)

SECURITIES VALUATION. Portfolio securities of the Money Market Fund are valued at their amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

Portfolio securities of each of the other Funds are stated at value determined
(a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, the mean between the closing bid price and asked price; (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System; (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the closing bid price supplied through such system; (d) by appraising over-the-counter securities not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a pricing agent selected by a Fund's Manager or Subadvisor if such prices are deemed to be representative of market values at the regular close of business of the Exchange; (e) by appraising debt securities at prices supplied by a pricing agent selected by a Fund's Manager or Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by a Fund's Manager or Subadvisor to be representative of market values at the regular close of business of the Exchange; (f) by appraising options and futures contracts at the last posted settlement price on the market where any such options or futures are principally traded;

and (g) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities not listed or traded on foreign exchanges whose operations are similar to the U.S. over-the-counter market and debt securities for which prices are supplied by a pricing agent but are not deemed by a Fund's Manager or Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Company's Board of Directors. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Funds' calculation of net asset values unless a Fund's Manager or Subadvisor deems that the particular event would materially affect such Fund's net asset value, in which case an adjustment may be made.

                                      (C)

FEDERAL INCOME TAXES. Each of the Funds is treated as a separate entity for federal income tax purposes. The Company's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by a Fund from foreign sources may be subject to foreign income taxes withheld at the source.

                                      (D)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For the Money Market Fund, dividends are declared daily and paid monthly. Each of the other Funds intends to declare and pay, as a dividend, substantially all of their net investment income and net realized capital gains no less frequently than once a year. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for federal tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

                                      (E)

CHANGE IN FISCAL YEAR END. During fiscal year 1999, the Company changed its fiscal year end from December 31 to October 31.

                                      (F)

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Company records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-related and other asset-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts on securities, other than short-term securities, purchased for a Fund are accreted on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts on short-term securities are accreted on the straight line method. Prior to November 1, 2000, premiums on securities purchased were not amortized for any Fund except the Money Market Fund, which amortized the premium on the constant yield method over the life of the respective securities.

                                                              ECLIPSE FUNDS INC.

As required, effective November 1, 2000, the Company has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to November 1, 2000, the Company did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on any Fund's total net assets but resulted in a reduction in cost of securities and a corresponding increase in net unrealized appreciation (depreciation), based on securities held by each Fund on November 1, 2000, as shown below. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

                                                                DECREASE TO
                                                              INVESTMENT COST
                                                              ---------------
Bond Fund...................................................    $   78,092
Indexed Bond Fund...........................................     1,434,396
Short Term Bond Fund........................................        14,098
Asset Manager Fund..........................................     1,180,766

                                      (G)

EXPENSES. Expenses with respect to any two or more Funds are allocated in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

The investment income and expenses (other than expenses incurred under the Shareholder Services Plans and the Distribution Plan), and realized and unrealized gains and losses on investments of a Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

                                      (H)

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                      (I)

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Company are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

        (i) market value of investment securities, other assets and liabilities--at the valuation date,

       (ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains and losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Funds' books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments, at period-end exchange rates are reflected in unrealized foreign exchange gains or losses.

INTERNATIONAL EQUITY FUND

Foreign currency held at April 30, 2001:

                  CURRENCY                              COST                VALUE
--------------------------------------------         -----------         -----------
Australian Dollar          A$       461,881          $  235,538          $  235,930
Euro                       E      2,123,072           1,903,300           1,882,322
New Zealand Dollar         N$       106,877              44,044              44,065
Norwegian Krone            NK       237,748              26,139              26,087
Pound Sterling             L        656,746             911,354             939,671
Swedish Krona              SK     4,027,362             395,859             392,112
Swiss Franc                CF       358,929             210,665             206,888
                                                     ----------          ----------
                                                     $3,726,899          $3,727,075
                                                     ==========          ==========

EAFE INDEX FUND

Foreign currency held at April 30, 2001:

                 CURRENCY                              COST                VALUE
-------------------------------------------         -----------         -----------
Australian Dollar          A$        5,541          $    2,824          $    2,830
Euro                       E        40,693              36,458              37,633
Hong Kong Dollar           HK            9                   1                   1
Japanese Yen               Y        40,783                 329                 330
Norwegian Krone            NK      375,471              41,466              41,199
Pound Sterling             L        29,820              42,888              42,666
Swedish Krona              SK        5,542                 544                 540
Swiss Franc                CF          390                 229                 225
                                                    ----------          ----------
                                                    $  124,739          $  125,424
                                                    ==========          ==========

                                      (J)

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Foreign currency forward contracts are used for hedging purposes or to seek to enhance investment returns: (see Note 5).

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period-end to credit loss in the event of a counterparty's failure to perform its obligations.

                                                              ECLIPSE FUNDS INC.

CORE BOND PLUS FUND

Foreign currency forward contracts open at April 30, 2001:

                                                       CONTRACT AMOUNT    CONTRACT AMOUNT    UNREALIZED
                                                       SOLD               PURCHASED          APPRECIATION
                                                       ----------------   ----------------   --------------
FOREIGN CURRENCY SALE CONTRACTS
----------------------------------
Pound Sterling vs. U.S. Dollar, expiring 7/10/01.....  L        215,000   $        316,910       $9,846

                                                       CONTRACT AMOUNT    CONTRACT AMOUNT
                                                       PURCHASED          SOLD
                                                       ----------------   ----------------
FOREIGN CURRENCY BUY CONTRACTS
---------------------------------
Pound Sterling vs. U.S. Dollar, expiring 7/10/01.....  L         74,700   $        106,649           38
                                                                                                 ------
Net unrealized appreciation on foreign currency forward contracts:                               $9,884
                                                                                                 ======

INTERNATIONAL EQUITY FUND

Foreign currency forward contracts open at April 30, 2001:

                                                                                             UNREALIZED
                                                       CONTRACT AMOUNT    CONTRACT AMOUNT    APPRECIATION/
                                                       SOLD               PURCHASED          (DEPRECIATION)
                                                       ----------------   ----------------   --------------
FOREIGN CURRENCY SALE CONTRACTS
----------------------------------
Euro vs. U.S. Dollar, expiring 7/10/01...............  E      7,145,000   $      6,649,341     $ 320,787
Pound Sterling vs. U.S. Dollar, expiring 7/10/01.....  L      2,196,100   $      3,140,423         3,944

                                                       CONTRACT AMOUNT    CONTRACT AMOUNT
                                                       PURCHASED          SOLD
                                                       ----------------   ----------------
FOREIGN CURRENCY BUY CONTRACTS
---------------------------------
Euro vs. U.S. Dollar, expiring 7/10/01...............  E      5,187,200   $      4,651,622       (57,154)
Pound Sterling vs. U.S. Dollar, expiring 7/10/01.....  L      3,025,000   $      4,437,070      (116,752)
                                                                                               ---------
Net unrealized appreciation on foreign currency forward contracts:                             $ 150,825
                                                                                               =========

                                      (K)

PURCHASED AND WRITTEN OPTIONS. Certain Funds may write covered call and put options on their portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

Certain Funds may purchase call and put options on its portfolio securities or foreign currencies. A Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. A Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. A Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

INTERNATIONAL EQUITY FUND

Written option activity for the six months ended April 30, 2001 was as follows:

                                                              NOTIONAL
                                                              AMOUNT        PREMIUM
                                                              -----------   ----------
Options outstanding at October 31, 2000.....................  (16,600,000)  $(106,240)
Options--written............................................  (13,500,000)   (128,250)
Options--buybacks...........................................    9,800,000      93,100
Options--expired............................................   16,600,000     106,240
                                                              -----------   ---------
Options outstanding at April 30, 2001.......................   (3,700,000)  $ (35,150)
                                                              ===========   =========

                                      (L)

CONCENTRATION. At April 30, 2001, substantially all of the EAFE Index Fund's net assets consisted of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of April 30, 2001, the EAFE Index Fund invested approximately 23.3% and 21.0% of its net assets in issuers in Japan and the United Kingdom, respectively. The issuers' abilities to meet their obligations may be affected by economic or political developments in Japan and the United Kingdom.

Substantially all of the EAFE Index Fund's net assets consist of securities which are generally subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, issuers of certain securities may be subject to substantial governmental involvement in the economy and social, economic and political uncertainty.

                                      (M)

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index foreign currency or interest rate. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. A Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Futures contracts are used for hedging purposes or to seek to enhance returns: (see Note
5).

                                      (N)

MORTGAGE DOLLAR ROLLS. A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of a Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Funds have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

                                                              ECLIPSE FUNDS INC.

                                      (O)

SECURITIES LENDING. Each Fund may lend its securities to broker-dealers and financial institutions. The loans are secured by collateral (cash or securities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

At April 30, 2001, the Bond Fund and Short Term Bond Fund had portfolio securities with a fair market value of $16,320,055 and $3,688,748, respectively, on loan to broker-dealers and government securities dealers.

Cash collateral received by the Bond Fund and Short Term Bond Fund are invested in investment grade commercial paper, or other securities in accordance with the Funds' Securities Lending Procedures. Such investments are included as an asset and a corresponding liability in the Statement of Assets and Liabilities. While these Funds invest cash collateral in investment grade securities or other "high quality" investment vehicles, the Funds bear the risk that liability for the collateral may exceed the value of the investment.

Net income earned on securities lending amounted to $28,088 and $4,214, net of broker fees and rebates, for the Bond Fund and Short Term Bond Fund, respectively, for the six months ended April 30, 2001 and is included as interest income on the Statement of Operations.

BOND FUND

Investments made with cash collateral at April 30, 2001:

                                                                    SHARES           VALUE
                                                                  ----------      -----------
CASH & CASH EQUIVALENTS
AIM Institutional Funds Group...............................        111,445       $   111,445
Cash with Security Lending Agent............................                           11,628
                                                                                  -----------
                                                                                      123,073
                                                                                  -----------

                                                                  PRINCIPAL
                                                                    AMOUNT
                                                                  ----------
SHORT-TERM COMMERCIAL PAPER
Black Diamond USA Funding
  4.55%, due 5/3/01.........................................      $3,229,000        3,228,184
Giro Balanced Funding Corp.
  4.75%, due 5/1/01.........................................      4,350,000         4,350,000
Hanover Funding Co. LLC
  4.56%, due 5/17/01........................................      4,410,000         4,401,082
MPF Two Ltd.
  4.47%, due 6/6/01.........................................      5,000,000         4,977,750
                                                                                  -----------
                                                                                   16,957,016
                                                                                  -----------
Total investments made with cash collateral.................                      $17,080,089
                                                                                  ===========

SHORT TERM BOND FUND
Investments made with cash collateral at April 30, 2001:

                                                                    SHARES          VALUE
                                                                  ----------      ----------
CASH & CASH EQUIVALENTS
AIM Institutional Funds Group...............................         153,120      $  153,120
Cash with Security Lending Agent............................                          16,077
                                                                                  ----------
                                                                                     169,197
                                                                                  ----------

                                                                  PRINCIPAL
                                                                    AMOUNT
                                                                  ----------

SHORT-TERM COMMERCIAL PAPER
Clipper Receivables Corp.
  4.85%, due 5/1/01.........................................      $  816,000         816,000
MPF Two Ltd.
  4.56%, due 5/4/01.........................................       1,432,000       1,431,457
                                                                                  ----------
                                                                                   2,247,457
                                                                                  ----------
CORPORATE BOND
Bank of America
  4.81%, due 5/1/01.........................................       1,400,000       1,400,000
                                                                                  ----------
Total investments made with cash collateral.................                      $3,816,654
                                                                                  ==========

--------------------------------------------------------------------------------
NOTE 3 -- Fees and Related Party Policies:
--------------------------------------------------------------------------------

                                      (A)

MANAGER AND SUBADVISOR. Through December 28, 2000, MainStay Management LLC served as manager to the Company under a Management Agreement. Effective December 29, 2000, New York Life Investment Management LLC ("NYLIM" or the "Manager"), a wholly-owned subsidiary of New York Life, replaced MainStay Management LLC, as manager and provides management services to the Company under a Management Agreement. MacKay Shields LLC ("MacKay Shields"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Growth Equity Fund, Value Equity Fund, Bond Fund, Core Bond Plus Fund, Short Term Bond Fund, Tax Free Bond Fund and International Equity Fund under a Sub-Advisory Agreement with the Manager. Through January 1, 2001, Monitor Capital Advisors LLC served as subadvisor to the Indexed Equity Fund, Indexed Bond Fund, Asset Manager Fund and EAFE Index Fund under a Sub-Advisory Agreement with the Manager. Effective January 2, 2001, NYLIM replaced Monitor Capital Advisors LLC and these Funds, as well as, the Mid Cap Core Fund and Money Market Fund, are advised by NYLIM directly, without a subadvisor.

The Company, on behalf of each Fund, pays the Manager a monthly fee for the services performed and facilities furnished at an annual rate of average daily net assets of that Fund as follows:

Growth Equity Fund.............       .85%
Value Equity Fund..............       .85%
Indexed Equity Fund............       .50%
Mid Cap Core Fund..............       .85%
Bond Fund......................       .75%
Core Bond Plus Fund............       .60%
Indexed Bond Fund..............       .50%
Short Term Bond Fund...........       .60%
Tax Free Bond Fund.............       .50%
Money Market Fund..............       .50%
Asset Manager Fund.............       .65%
International Equity Fund......       .85%
EAFE Index Fund................       .95%

Pursuant to the terms of the Sub-Advisory Agreement between the Manager and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of average daily net assets of that Fund as follows:

Growth Equity Fund.............       .25%
Value Equity Fund..............       .25%
Bond Fund......................       .20%
Core Bond Plus Fund............       .30%
Short Term Bond Fund...........       .15%
Tax Free Bond Fund.............       .25%
International Equity Fund......       .35%

                                                              ECLIPSE FUNDS INC.

The Manager voluntarily agreed to assume a portion of the Fund's operating expenses through December 31, 2001 and, for the following Funds to the extent the total expenses (excluding service fees and distribution fees) on an annualized basis exceed the indicated percentages:

Growth Equity Fund.............       .93%
Value Equity Fund..............       .94%
Indexed Equity Fund............       .30%
Mid Cap Core Fund..............      1.00%
Bond Fund......................       .75%
Core Bond Plus Fund............       .70%
Indexed Bond Fund..............       .50%
Short Term Bond Fund...........       .60%
Tax Free Bond Fund.............       .65%
Money Market Fund..............       .50%
Asset Manager Fund.............       .83%
International Equity Fund......      1.03%
EAFE Index Fund................       .94%

In connection with the voluntary expense limitations, the Manager assumed the following expenses for the six months ended April 30, 2001:

Growth Equity Fund..........  $  125,055
Value Equity Fund...........      65,028
Indexed Equity Fund.........   1,585,645
Mid Cap Core Fund...........      27,373
Bond Fund...................      91,174
Core Bond Plus Fund.........      32,776
Indexed Bond Fund...........     114,864
Short Term Bond Fund........  $   72,843
Tax Free Bond Fund..........      24,061
Money Market Fund...........     194,680
Asset Manager Fund..........      75,724
International Equity Fund...      33,796
EAFE Index Fund.............     123,813

These voluntary expense limitations will remain in effect through December 31, 2001, after which they may be terminated or revised at anytime.

                                      (B)

DISTRIBUTOR. NYLIFE Distributors serves as the Company's distributor and principal underwriter (the "Distributor") pursuant to a Distribution Agreement. The Distributor is not obligated to sell any specific amount of the Company's shares, and receives no compensation from the Company pursuant to the Distribution Agreement.

                                      (C)

SERVICE AND DISTRIBUTION FEES. In accordance with the Shareholder Services Plans for the Service Class shares and the Money Market Fund Sweep Shares Class shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to Service Class shareholders and to Money Market Fund Sweep Shares Class shareholders, respectively. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class of each Fund and the Sweep Shares Class of the Money Market Fund.

The Company, with respect to the Money Market Fund Sweep Shares Class, has adopted a Distribution Plan in accordance with the provisions of Rule 12b-1 under the Investment Company Act. Pursuant to the Distribution Plan, NYLIFE Securities Inc., an indirect wholly-owned subsidiary of New York Life, NYLIFE Distributors, or any other broker-dealer or other financial institution is entitled to receive a monthly service fee from the Money Market Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Sweep Shares Class for services in support of distribution activities.

                                      (D)

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. Eclipse Shareholder Services ("ESS"), a division of NYLIM Service Company LLC, an affiliate of NYLIM and an indirect wholly-owned subsidiary of New York Life replaced MainStay Shareholder Services LLC ("MSS"), effective December 22, 2000, as the Fund's transfer, dividend disbursing and shareholder servicing agent. ESS has entered into an agreement with Boston Financial Data Services ("BFDS"), by which BFDS will perform certain of the services for which ESS is responsible. Transfer agent expenses accrued for the six months ended April 30, 2001 were as follows:

Growth Equity Fund............  $291,511
Value Equity Fund.............   189,283
Indexed Equity Fund...........    57,712
Mid Cap Core Fund.............     4,656
Bond Fund.....................    15,151
Core Bond Plus Fund...........     4,658
Indexed Bond Fund.............    15,508
Short Term Bond Fund..........  $ 23,336
Tax Free Bond Fund............     4,655
Money Market Fund.............    27,477
Asset Manager Fund............   295,763
International Equity Fund.....    22,726
EAFE Index Fund...............    14,441

                                      (E)

DIRECTORS FEES. Directors, other than those affiliated with the Manager, New York Life, MacKay Shields or NYLIFE Distributors, are paid an annual fee of $32,000, and $1,350 for each Board of Directors and each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses.

                                      (F)

CAPITAL. The Company has been advised that at April 30, 2001 affiliates of New York Life owned a significant number of shares of the Funds with the following market values:

Growth Equity Fund........  $510,060,448
Value Equity Fund.........    99,998,263
Indexed Equity Fund.......   657,405,159
Mid Cap Core Fund.........    24,425,098
Bond Fund.................    77,471,143
Core Bond Plus Fund.......    25,375,102
Indexed Bond Fund.........    52,051,972
Short Term Bond Fund......  $ 19,624,944
Tax Free Bond Fund........    25,050,100
Money Market Fund.........   130,122,116
Asset Manager Fund........   411,859,667
International Equity
  Fund....................     8,861,957
EAFE Index Fund...........    19,097,970

From time to time, a Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

                                      (G)

OTHER. Fees for the cost of legal services provided to the Company by the Office of General Counsel of NYLIM are charged to the Funds. For the six months ended April 30, 2001, these fees were as follows:


Growth Equity Fund.............  $20,037
Value Equity Fund..............    8,608
Indexed Equity Fund............   25,632
Mid Cap Core Fund..............      485
Bond Fund......................    3,837
Core Bond Plus Fund............      548
Indexed Bond Fund..............    2,786


Short Term Bond Fund...........  $   888
Tax Free Bond Fund.............      545
Money Market Fund..............   12,402
Asset Manager Fund.............   14,681
International Equity Fund......    1,735
EAFE Index Fund................    1,303

                                                              ECLIPSE FUNDS INC.

--------------------------------------------------------------------------------
NOTE 4 -- Federal Income Tax:
--------------------------------------------------------------------------------

At October 31, 2000, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by regulations to offset future realized gains of each respective Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                                                         CAPITAL LOSS
                                                       AVAILABLE THROUGH   AMOUNT (000'S)
                                                       -----------------   --------------
Bond Fund............................................        2002             $ 5,265
                                                             2004               1,625
                                                             2007               8,597
                                                             2008               3,661
                                                                              -------
                                                                              $19,148
                                                                              =======
Indexed Bond Fund....................................        2004             $ 1,439
                                                             2005                  44
                                                             2006                 111
                                                             2007               1,728
                                                             2008               1,793
                                                                              -------
                                                                              $ 5,115
                                                                              =======
Short Term Bond Fund.................................        2001             $   101
                                                             2002               4,478
                                                             2003               1,770
                                                             2004                 485
                                                             2005                 173
                                                             2007                 473
                                                             2008                 744
                                                                              -------
                                                                              $ 8,224
                                                                              =======
Money Market Fund....................................        2006             $    22
                                                             2008                   2
                                                                              -------
                                                                              $    24
                                                                              =======

The Value Equity Fund utilized $25,638,272 of capital loss carryforwards during the year ended October 31, 2000.

--------------------------------------------------------------------------------
NOTE 5 -- Financial Investments:
--------------------------------------------------------------------------------

The Value Equity Fund's, Asset Manager Fund's, International Equity Fund's and EAFE Index Fund's use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of each Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on foreign currency forward contracts reflects each Fund's exposure at period-end to credit loss in the event of a counterparty's failure to perform its obligations.

The Asset Manager Fund and EAFE Index Fund use foreign currency forward contracts to minimize the risk of loss to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

The Value Equity Fund and International Equity Fund enter into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates, or to seek to enhance the Fund's investment returns in the case of the International Equity Fund.

The Indexed Equity Fund's, Indexed Bond Fund's, Asset Manager Fund's and EAFE Index Fund's use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of each Fund's involvement in open futures positions. Risks arise from possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, each Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

The Indexed Equity Fund and EAFE Index Fund invest in stock index futures contracts to maintain cash reserves while remaining fully invested, to facilitate trading, or to reduce transaction costs. The Indexed Bond Fund invests in contracts for the future delivery of debt securities in order to attempt to maintain cash reserves while remaining fully invested, to facilitate trading, or to reduce transaction costs. The Asset Manager Fund has entered into contracts for the future delivery of debt securities and invests in stock index futures contracts to rebalance the Fund's portfolio composition and risk profile to meet asset class constraints.

--------------------------------------------------------------------------------
NOTE 6 -- Line of Credit:
--------------------------------------------------------------------------------

The Funds, with the exception of the Money Market Fund, maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The Funds pay a commitment fee, at an annual rate of .075% of the average commitment amount, regardless of usage, to the Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the six months ended April 30, 2001.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------
NOTE 7-- Purchases and Sales of Securities (in 000's):
--------------------------------------------------------------------------------

During the six months ended April 30, 2001, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                            Growth Equity Fund     Value Equity Fund     Indexed Equity Fund       Mid Cap Core Fund
                           Purchases    Sales     Purchases    Sales     Purchases    Sales       Purchases    Sales
                           --------------------------------------------------------------------------------------------
U.S. Government
 securities                $     --   $     --     $     --   $     --     $     --    $     --     $     --   $     --
All others                  119,720    447,726      294,638    807,771       36,899     579,557       30,585      5,570
                           --------------------------------------------------------------------------------------------
Total                      $119,720   $447,726(a)  $294,638   $807,771(a)  $ 36,899    $579,557(a)  $ 30,585   $  5,570
                           ============================================================================================

                                Bond Fund
                           Purchases    Sales
                           --------------------
U.S. Government
 securities                $169,752    $235,422
All others                   69,677      84,604
                           --------------------
Total                      $239,429    $320,026(a)
                           ====================

--------------------------------------------------------------------------------
NOTE 8-- Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in capital shares were as follows:

                                   Growth Equity Fund                           Value Equity Fund
                        -----------------------------------------   -----------------------------------------
                        No-Load    Service    No-Load    Service    No-Load    Service    No-Load    Service
                         Class      Class      Class      Class      Class      Class      Class      Class
                        --------   --------   --------   --------   --------   --------   --------   --------

                         Six months ended         Year ended         Six months ended         Year ended
                          April 30, 2001       October 31, 2000       April 30, 2001       October 31, 2000
                        -------------------------------------------------------------------------------------
Shares sold                1,265        422      4,147        176      1,477         27      3,057         59
Shares issued in
 reinvestment of
 dividends and
 distributions             5,066        109      2,612         61      1,800         13        513          3
                        -------------------------------------------------------------------------------------
                           6,331        531      6,759        237      3,277         40      3,570         62
Shares redeemed          (14,405)      (436)    (3,627)      (288)   (44,577)       (56)    (8,905)      (235)
                        -------------------------------------------------------------------------------------
Net increase
 (decrease)               (8,074)        95      3,132        (51)   (41,300)       (16)    (5,335)      (173)
                        =====================================================================================

                                   Indexed Equity Fund
                        -----------------------------------------
                        No-Load    Service    No-Load    Service
                         Class      Class      Class      Class
                        --------   --------   --------   --------
                         Six months ended         Year ended
                          April 30, 2001       October 31, 2000
Shares sold                3,258        274      5,528        909
Shares issued in
 reinvestment of
 dividends and
 distributions             3,185        146      2,125         79
                        -----------------------------------------
                           6,443        420      7,653        988
Shares redeemed          (22,569)      (275)   (11,815)      (934)
                        -----------------------------------------
Net increase
 (decrease)              (16,126)       145     (4,162)        54
                        =========================================

                                                                        Tax Free
                                  Short Term Bond Fund                 Bond Fund               Money Market Fund
                        -----------------------------------------   ----------------   ----------------------------------
                        No-Load    Service    No-Load    Service        No-Load        No-Load    Service    Sweep Shares
                         Class      Class      Class      Class          Class          Class      Class        Class
                        --------   --------   --------   --------   ----------------   --------   --------   ------------
                                                                    January 2, 2001*
                         Six months ended         Year ended            through               Six months ended
                          April 30, 2001       October 31, 2000      April 30, 2001            April 30, 2001
                        -------------------------------------------------------------------------------------------------
Shares sold                  782          2      2,557         18          2,500        119,526      2,490      115,391
Shares issued in
 reinvestment of
 dividends and
 distributions               222          7        295          7             --          3,881         37        5,426
                        -------------------------------------------------------------------------------------------------
                           1,004          9      2,852         25          2,500        123,407      2,527      120,817
Shares redeemed           (1,039)       (15)    (4,527)       (19)           (--)      (108,951)    (2,494)     (59,681)
                        -------------------------------------------------------------------------------------------------
Net increase
 (decrease)                  (35)        (6)    (1,675)         6          2,500         14,456         33       61,136
                        =================================================================================================


                                Money Market Fund
                        ----------------------------------
                        No-Load    Service    Sweep Shares
                         Class      Class        Class
                        --------   --------   ------------
                                    Year ended
                                 October 31, 2000
Shares sold              326,707      1,355      209,405
Shares issued in
 reinvestment of
 dividends and
 distributions            11,872         97       10,712
                        ----------------------------------
                         338,579      1,452      220,117
Shares redeemed         (424,349)    (5,495)    (150,449)
                        ----------------------------------
Net increase
 (decrease)              (85,770)    (4,043)      69,668
                        ==================================

------------

 *   Commencement of Operations.
(a) Included in the sales proceeds for each Fund listed is an amount as shown representing the value of securities disposed of in payment of redemption-in-kind.

Growth Equity Fund.......................  $275,256,039   Indexed Bond Fund........................  $78,776,228
Value Equity Fund........................   523,704,710   International Equity Fund................   89,820,014
Indexed Equity Fund......................   495,428,912   EAFE Index Fund..........................   17,226,914
Bond Fund................................    94,748,455

(b)  Less than one thousand.

                                                              ECLIPSE FUNDS INC.

--------------------------------------------------------------------------------

    Core Bond Plus Fund     Indexed Bond Fund      Short Term Bond Fund    Tax Free Bond Fund     Asset Manager Fund
    Purchases    Sales     Purchases    Sales      Purchases    Sales     Purchases    Sales     Purchases    Sales
---------------------------------------------------------------------------------------------------------------------
    $ 35,649    $ 22,700   $ 11,169    $ 69,289    $ 18,637    $ 18,771   $     --    $     --   $     --    $    975
      13,930       2,799      6,511      23,570       3,521       3,589     48,760      23,828     62,722       6,772
---------------------------------------------------------------------------------------------------------------------
    $ 49,579    $ 25,499   $ 17,680    $ 92,859(a) $ 22,158    $ 22,360   $ 48,760    $ 23,828   $ 62,722    $  7,747
=====================================================================================================================

   International
    Equity Fund          EAFE Index Fund
Purchases    Sales     Purchases    Sales
-------------------------------------------

$     --    $     --   $     --    $     --

  16,350     100,713        280      22,733
-------------------------------------------




$ 16,350    $100,713(a) $    280   $ 22,733(a)
===========================================


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

         Mid Cap                                                        Core Bond
        Core Fund                       Bond Fund                       Plus Fund                   Indexed Bond Fund
    -----------------   -----------------------------------------   -----------------   -----------------------------------------
         No-Load        No-Load    Service    No-Load    Service         No-Load        No-Load    Service    No-Load    Service
          Class          Class      Class      Class      Class           Class          Class      Class      Class      Class
    -----------------   --------   --------   --------   --------   -----------------   --------   --------   --------   --------
    January 2, 2001*                                                January 2, 2001*
         through         Six months ended         Year ended             through         Six months ended         Year ended
     April 30, 2001       April 30, 2001       October 31, 2000      April 30, 2001       April 30, 2001       October 31, 2000
---------------------------------------------------------------------------------------------------------------------------------
           2,502             767         56      2,483        209          2,515           1,788        736      1,427         94
              --           1,176         18      1,103         16             --(b)          850         23      1,001         22
---------------------------------------------------------------------------------------------------------------------------------
           2,502           1,943         74      3,586        225          2,515           2,638        759      2,428        116
             (--)        (10,455)       (23)    (1,647)      (283)           (--)(b)      (8,395)       (39)    (3,258)       (88)
---------------------------------------------------------------------------------------------------------------------------------
           2,502          (8,512)        51      1,939        (58)         2,515          (5,757)       720       (830)        28
=================================================================================================================================

               Asset Manager Fund                       International Equity Fund             EAFE Index Fund
    -----------------------------------------   -----------------------------------------   -------------------
    No-Load    Service    No-Load    Service    No-Load    Service    No-Load    Service    No-Load    Service
     Class      Class      Class      Class      Class      Class      Class      Class      Class      Class
    --------   --------   --------   --------   --------   --------   --------   --------   --------   --------

     Six months ended         Year ended         Six months ended         Year ended         Six months ended
      April 30, 2001       October 31, 2000       April 30, 2001       October 31, 2000       April 30, 2001
---------------------------------------------------------------------------------------------------------------
       1,867        110      6,691        225      3,427        184      4,561          2      2,102          6
       2,558        187      2,333        120      1,273          9        431          2        179          2
---------------------------------------------------------------------------------------------------------------
       4,425        297      9,024        345      4,700        193      4,992          4      2,281          8
      (2,650)      (136)    (7,404)      (503)   (13,441)      (193)    (4,317)       (13)    (4,646)        (9)
---------------------------------------------------------------------------------------------------------------
       1,775        161      1,620       (158)    (8,741)        --        675         (9)    (2,365)        (1)
===============================================================================================================

       EAFE Index Fund
     -------------------
     No-Load    Service
      Class      Class
     --------   --------
         Year ended
      October 31, 2000


   4,644         21




     417          3
------------------------



   5,061         24

  (4,326)       (16)
------------------------



     735          8
========================


                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                            OFFICERS AND DIRECTORS*

                                            STEPHEN C. ROUSSIN
                                            Chairman and Director

                                            PATRICK G. BOYLE
                                            Director

                                            LAWRENCE GLACKEN
                                            Director

                                            ROBERT P. MULHEARN
                                            Director

                                            SUSAN B. KERLEY
                                            Director

                                            LINDA M. LIVORNESE
                                            President

                                            JEFFERSON C. BOYCE
                                            Senior Vice President

                                            MARC J. BROOKMAN
                                            Executive Vice President

                                            RICHARD ZUCCARO
                                            Tax Vice President

                                            PATRICK J. FARRELL
                                            Treasurer and Assistant Secretary

                                            INVESTMENT ADVISOR

                                            New York Life Investment Management
                                            LLC

                                            SUBADVISOR

                                            MacKay Shields LLC

                                            DISTRIBUTOR

                                            NYLIFE Distributors Inc.

                                            TRANSFER AGENT

                                            NYLIM Service Company LLC

                                            CUSTODIAN

                                            The Bank of New York

                                            INDEPENDENT ACCOUNTANTS

                                            PricewaterhouseCoopers LLP

                                            LEGAL COUNSEL

                                            Dechert

                                            The financial information included
                                            herein is taken from the records of
                                            the Fund without examination by the
                                            Fund's independent accountants who
                                            do not express an opinion thereon.

                                            *As of April 30, 2001.

     This is a copy of a report by Eclipse Funds, Inc. to the shareholders. Distribution of this report to persons other than these shareholders is authorized only when accompanied or preceded by a current Eclipse Funds, Inc. prospectus. This report does not offer for sale or solicit orders to buy any securities.

-------------------------
INVESTMENT ADVISOR
-------------------------

     New York Life Investment Management LLC
     Eclipse is a division of New York Life Investment Management LLC

-------------------------
SUBADVISOR
-------------------------

     MacKay Shields LLC
     An affiliate of New York Life Investment Management LLC

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Distributed by NYLIFE Distributors Inc.,
NYLIM Center, 169 Lackawanna Avenue, Parsippany, NJ 07054